                        File Nos. 33-62470 and 811-7704
     As filed with the Securities and Exchange Commission on February 28, 2003
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


Post-Effective Amendment No. 50                                        [X]


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


Amendment No. 52                                                       [X]


                              SCHWAB CAPITAL TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)

                                 (415) 627-7000
              (Registrant's Telephone Number, including Area Code)


                                 Randall W. Merk


             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:
Richard W. Grant, Esq.       John Loder, Esq.          Koji Felton, Esq.
Morgan Lewis & Bockius LLP   Ropes & Gray              Charles Schwab Investment
1701 Market Street           One International Place   Management, Inc.
Philadelphia, PA 19103       Boston, MA 02110-2624     101 Montgomery Street
                                                       120KNY-14-109
                                                       San Francisco, CA  94104

It is proposed that this filing will become effective (check appropriate box)

         [ ] Immediately upon filing pursuant to paragraph (b)


         [X] On February 28, 2003, pursuant to paragraph (b)


         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] On (date), pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] On (date), pursuant to paragraph (a)(2) of Rule 485 if appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Schwab Equity Index Funds

  PROSPECTUS

  February 28, 2003


  Schwab S&P 500 Fund

  Schwab 1000 Fund(R)

  Schwab Small-Cap
  Index Fund(R)

  Schwab Total Stock Market
  Index Fund(R)

  Schwab International
  Index Fund(R)

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.



                                                          [CHARLES SCHWAB LOGO]

Schwab Equity Index Funds

      About the funds

            Schwab S&P 500 Fund .................         2

            Schwab 1000 Fund(R) .................         8

            Schwab Small-Cap
            Index Fund(R) .......................        12

            Schwab Total Stock Market
            Index Fund(R) .......................        16

            Schwab International
            Index Fund(R) .......................        20

            Fund management .....................        24


      Investing in the funds


            Buying shares .......................        26

            Selling/exchanging shares ...........        27

            Transaction policies ................        28

            Distributions and taxes .............        29

      About the funds

The funds in this prospectus share the same basic investment strategy: They are designed to track the performance of a stock market index. Each fund tracks a different index.

This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of choosing investments based on judgment, a portfolio manager looks to an index to determine which securities the fund should own.

Because the composition of an index tends to be comparatively stable, index funds historically have shown low portfolio turnover compared to actively managed funds.

The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab S&P 500 Fund


TICKER SYMBOLS    Investor Shares: SWPIX    Select Shares(R): SWPPX
e.Shares(R): SWPEX

------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE S&P 500(R) INDEX.


LARGE-CAP STOCKS


Although the 500 companies in the index constitute only about 9% of all the publicly traded companies in the United States, they represent approximately 80% of the total value of the U.S. stock market. (All figures are as of 12/31/02.)


Companies of this size are generally considered large-cap stocks. Their performance is widely followed, and the index itself is popularly seen as a measure of overall U.S. stock market performance.

Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.
------------------------------------------------------------------------
INDEX


THE S&P 500 INDEX INCLUDES THE STOCKS OF 500 LEADING U.S. PUBLICLY TRADED COMPANIES FROM A BROAD RANGE OF INDUSTRIES. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in proportion to its total market value.


STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.


Like many index funds, the fund also may invest in futures contracts and lend its securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

      Long-term investors who want to focus on large-cap U.S. stocks or who are looking for performance that is linked to a popular index may want to consider this fund.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.


YOUR INVESTMENT FOLLOWS THE LARGE-CAP PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks. As a result, whenever these stocks underperform mid- or small-cap stocks, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments.


--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.



For example, futures contracts, which the fund may use to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.


The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

Index ownership--"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Fund. The Schwab S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

More complete information may be found in the Statement of Additional Information (see back cover).

--------------------------------------------------------------------------------
                                       3

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:


- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for other share classes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has three share classes, which have different minimum investments and different costs. For information on choosing a class, see page 26.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


97                         32.47
98                         28.05
99                         20.60
00                         -9.33
01                        -12.15
02                        -22.28



BEST QUARTER: 21.08% Q4 1998



WORST QUARTER: (17.29%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                                         Since
                                 1 year    5 years   inception
--------------------------------------------------------------
INVESTOR SHARES

 Before taxes                    (22.28)     (0.90)       5.75 1

 After taxes on distributions    (22.72)     (1.29)       5.32 1

 After taxes on distributions
 and sale of shares              (13.68)     (0.86)       4.55 1

SELECT SHARES(R) before taxes    (22.17)     (0.75)       2.23 2

e.SHARES(R) before taxes         (22.24)     (0.85)       5.83 1

S&P 500(R) INDEX                 (22.10)     (0.59)       6.15 3



1 Inception: 5/1/96.  2 Inception: 5/19/97.  3 From: 5/1/96.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE  (%)


SHAREHOLDER FEES                 INVESTOR      SELECT
(% of transaction amount)          SHARES      SHARES     e.SHARES
------------------------------------------------------------------
Redemption fee*                      0.75        0.75         0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------------
Management fees                      0.17        0.17         0.17

Distribution (12b-1) fees            None        None         None

Other expenses                       0.29        0.14         0.14
                                 ---------------------------------
Total annual operating expenses      0.46        0.31         0.31

Expense reduction                   (0.09)      (0.12)       (0.03)
                                 ---------------------------------
NET OPERATING EXPENSES**             0.37        0.19         0.28
                                 ---------------------------------


* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.


** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                 1 year   3 years  5 years  10 years
----------------------------------------------------
INVESTOR SHARES     $38      $139     $249      $570

SELECT SHARES       $19      $ 88     $162      $381

e.SHARES            $29      $ 97     $171      $390



Schwab S&P 500 Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      11/1/01-      11/1/00-      11/1/99-       11/1/98-      11/1/97-
INVESTOR SHARES                                       10/31/02      10/31/01      10/31/00       10/31/99      10/31/98
-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   16.45         22.15         21.17          17.05         14.17
                                                      -----------------------------------------------------------------
Income or loss from investment operations:

   Net investment income                                  0.20          0.17          0.17           0.17          0.16

   Net realized and unrealized gains or losses           (2.68)        (5.70)         1.06           4.10          2.85
                                                      -----------------------------------------------------------------
   Total income or loss from investment operations       (2.48)        (5.53)         1.23           4.27          3.01

Less distributions:

   Dividends from net investment income                  (0.18)        (0.17)        (0.18)         (0.15)        (0.13)

   Distributions from net realized gains                    --            --         (0.07)            --            --
                                                      -----------------------------------------------------------------
   Total distributions                                   (0.18)        (0.17)        (0.25)         (0.15)        (0.13)
                                                      -----------------------------------------------------------------
Net asset value at end of period                         13.79         16.45         22.15          21.17         17.05
                                                      -----------------------------------------------------------------
Total return (%)                                        (15.32)       (25.11)         5.81          25.20         21.39

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.35          0.35          0.35 1         0.35          0.35

Expense reductions reflected in above ratio               0.11          0.11          0.16           0.27          0.28

Ratio of net investment income to
  average net assets                                      1.21          0.95          0.81           1.01          1.25

Portfolio turnover rate                                      8             4             9              3             1

Net assets, end of period ($ x 1,000,000)                2,760         3,070         3,617          3,183         1,935


1 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

FINANCIAL HIGHLIGHTS continued


                                                    11/1/01-      11/1/00-      11/1/99-      11/1/98-         11/1/97-
SELECT SHARES(R)                                    10/31/02      10/31/01      10/31/00      10/31/99         10/31/98
-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 16.50         22.21         21.23         17.09            14.19
                                                    -------------------------------------------------------------------
Income or loss from investment operations:

   Net investment income                                0.22          0.20          0.20          0.20             0.26

   Net realized and unrealized gains or losses         (2.69)        (5.71)         1.06          4.12             2.78
                                                    -------------------------------------------------------------------
   Total income or loss from investment operations     (2.47)        (5.51)         1.26          4.32             3.04

Less distributions:

   Dividends from net investment income                (0.20)        (0.20)        (0.21)        (0.18)           (0.14)

   Distributions from net realized gains                  --            --         (0.07)           --               --
                                                    -------------------------------------------------------------------
   Total distributions                                 (0.20)        (0.20)        (0.28)        (0.18)           (0.14)
                                                    -------------------------------------------------------------------
Net asset value at end of period                       13.83         16.50         22.21         21.23            17.09
                                                    -------------------------------------------------------------------
Total return (%)                                      (15.20)       (24.97)         5.94         25.42            21.63

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                    0.19          0.19          0.19 1        0.19             0.19

Expense reductions reflected in above ratio             0.12          0.12          0.16          0.28             0.28

Ratio of net investment income to
  average net assets                                    1.37          1.11          0.98          1.17             1.40

Portfolio turnover rate                                    8             4             9             3                1

Net assets, end of period ($ x 1,000,000)              3,029         3,563         4,357         3,750            1,548










1 Would have been 0.20% if certain non-routine expenses (proxy fees) had been included.




Schwab S&P 500 Fund

                                                     11/1/01-      11/1/00-     11/1/99-       11/1/98-        11/1/97-
e.SHARES(R)                                          10/31/02      10/31/01     10/31/00       10/31/99        10/31/98
-----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  16.46         22.17        21.21          17.08           14.19
                                                     ------------------------------------------------------------------
Income or loss from investment operations:

   Net investment income                                 0.23          0.20         0.20           0.20            0.15

   Net realized and unrealized gains or losses          (2.71)        (5.71)        1.04           4.09            2.88
                                                     ------------------------------------------------------------------
   Total income or loss from investment operations      (2.48)        (5.51)        1.24           4.29            3.03

Less distributions:

   Dividends from net investment income                 (0.19)        (0.20)       (0.21)         (0.16)          (0.14)

   Distributions from net realized gains                   --            --        (0.07)            --              --
                                                     ------------------------------------------------------------------
   Total distributions                                  (0.19)        (0.20)       (0.28)         (0.16)          (0.14)
                                                     ------------------------------------------------------------------
Net asset value at end of period                        13.79         16.46        22.17          21.21           17.08
                                                     ------------------------------------------------------------------
Total return (%)                                       (15.32)       (25.02)        5.84          25.28           21.50

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                     0.28          0.28         0.28 1         0.28            0.28

Expense reductions reflected in above ratio              0.03          0.03         0.07           0.20            0.24

Ratio of net investment income to
  average net assets                                     1.28          1.02         0.88           1.08            1.32

Portfolio turnover rate                                     8             4            9              3               1

Net assets, end of period ($ x 1,000,000)                 220           304          441            435             281



1 Would have been 0.29% if certain non-routine expenses (proxy fees) had been included.

Schwab 1000 Fund(R)


TICKER SYMBOLS    Investor Shares: SNXFX    Select Shares(R): SNXSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO MATCH THE TOTAL RETURN OF THE SCHWAB 1000 INDEX(R).


LARGE- AND MID-CAP STOCKS


Although there are currently more than 5,668 total stocks in the United States, the companies represented by the Schwab 1000 Index make up some 91% of the total value of all U.S. stocks. (Figures are as of 12/31/02.)


These large- and mid-cap stocks cover many industries and represent many sizes. Because large- and mid-cap stocks can perform differently from each other at times, a fund that invests in both categories of stocks may have somewhat different performance than a fund that invests only in large-cap stocks.
--------------------------------------------------------------------------------
INDEX

THE SCHWAB 1000 INDEX INCLUDES THE STOCKS OF THE LARGEST 1,000 PUBLICLY TRADED COMPANIES IN THE UNITED STATES, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of large- and mid-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.

The fund may make use of certain management techniques in seeking to enhance after-tax performance. For example, it may adjust its weightings of certain stocks, continue to hold a stock that is no longer included in the index or choose to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gains distributions.


Like many index funds, the fund also may invest in futures contracts and lend its securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

      Because it includes so many U.S. stocks and industries, this fund could make sense for long-term investors seeking broad diversification in a single investment. It also may be a smart choice for stock investors who want exposure beyond the large-cap segment of the U.S. stock market.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE- AND MID-CAP PORTIONS OF THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Because the Schwab 1000 Index(R) encompasses stocks from across the economy, the fund is broadly diversified, which reduces the impact of the performance of any given industry or stock. But whenever large- and mid-cap U.S. stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments.



--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.



For example, futures contracts, which the fund may use to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.


The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for other share classes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 26.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


93                  9.63
94                 -0.11
95                 36.60
96                 21.57
97                 31.92
98                 27.16
99                 21.00
00                 -8.21
01                -12.26
02                -21.19



BEST QUARTER: 21.93% Q4 1998



WORST QUARTER: (16.61%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                                                   Since
                               1 year   5 years    10 years    Inception
------------------------------------------------------------------------
INVESTOR SHARES

 Before taxes                  (21.19)    (0.47)       8.89         9.50 1

 After taxes on
 distributions                 (21.58)    (0.80)       8.38         8.96 1

 After taxes on
 distributions and
 sale of shares                (13.01)    (0.51)       7.26         7.86 1

SELECT SHARES(R)
 before taxes                  (21.11)    (0.36)        N/A         2.76 2

S&P 500(R) INDEX               (22.10)    (0.59)       9.34         9.67 3

SCHWAB 1000 INDEX(R)           (20.98)    (0.19)       9.32         9.89 3



1 Inception: 4/2/91.  2 Inception: 5/19/97.  3 From: 4/2/91.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                   INVESTOR     SELECT
(% of transaction amount)            SHARES     SHARES
------------------------------------------------------
Redemption fee*                        0.75       0.75

ANNUAL OPERATING EXPENSES
(% of average net assets)
------------------------------------------------------
Management fees                        0.23       0.23

Distribution (12b-1) fees              None       None

Other expenses                         0.29       0.14
                                     -----------------
Total annual operating expenses        0.52       0.37

Expense reduction                     (0.01)     (0.01)
                                     -----------------
NET OPERATING EXPENSES**               0.51       0.36
                                     -----------------


* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.


** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                 1 year   3 years  5 years  10 years
----------------------------------------------------
INVESTOR SHARES     $52      $166     $290      $652

SELECT SHARES       $37      $118     $207      $467



Schwab 1000 Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                     11/1/01-      11/1/00-     11/1/99-       11/1/98-      11/1/97-
INVESTOR SHARES                                      10/31/02      10/31/01     10/31/00       10/31/99      10/31/98
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  29.57         39.95        37.12          29.90         25.25
                                                     ----------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.31          0.26         0.26           0.26          0.27
   Net realized and unrealized gains or losses          (4.36)       (10.40)        2.83           7.21          4.64
                                                     ----------------------------------------------------------------
   Total income or loss from investment operations      (4.05)       (10.14)        3.09           7.47          4.91
Less distributions:
   Dividends from net investment income                 (0.27)        (0.24)       (0.26)         (0.25)        (0.26)
                                                     ----------------------------------------------------------------
Net asset value at end of period                        25.25         29.57        39.95          37.12         29.90
                                                     ----------------------------------------------------------------
Total return (%)                                       (13.87)       (25.50)        8.34          25.12         19.63

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                     0.46          0.46         0.46 1         0.46          0.46
Expense reductions reflected in above ratio              0.06          0.05         0.04           0.05          0.05
Ratio of net investment income to
  average net assets                                     1.04          0.78         0.63           0.78          1.02
Portfolio turnover rate                                     9             8            9              3             2
Net assets, end of period ($ x 1,000,000)               3,223         3,852        5,083          4,925         3,657



                                                     11/1/01-      11/1/00-     11/1/99-       11/1/98-      11/1/97-
SELECT SHARES(R)                                     10/31/02      10/31/01     10/31/00       10/31/99      10/31/98
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  29.58         39.98        37.16          29.93         25.26
                                                     ----------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.35          0.31         0.29           0.30          0.32
   Net realized and unrealized gains or losses          (4.36)       (10.41)        2.84           7.22          4.63
                                                     ----------------------------------------------------------------
   Total income or loss from investment operations      (4.01)       (10.10)        3.13           7.52          4.95
Less distributions:
   Dividends from net investment income                 (0.31)        (0.30)       (0.31)         (0.29)        (0.28)
                                                     ----------------------------------------------------------------
Net asset value at end of period                        25.26         29.58        39.98          37.16         29.93
                                                     ----------------------------------------------------------------
Total return (%)                                       (13.77)       (25.40)        8.46          25.29         19.79

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                     0.35          0.35         0.35 2         0.35          0.35
Expense reductions reflected in above ratio              0.02          0.01           --           0.02          0.04
Ratio of net investment income to
  average net assets                                     1.15          0.89         0.74           0.89          1.11
Portfolio turnover rate                                     9             8            9              3             2
Net assets, end of period ($ x 1,000,000)               1,588         1,911        2,159          2,214         1,041









1 Would have been 0.47% if certain non-routine expenses (proxy fees) had been included.

2 Would have been 0.36% if certain non-routine expenses (proxy fees) had been included.

Schwab Small-Cap Index Fund(R)


TICKER SYMBOLS    Investor Shares: SWSMX    Select Shares(R): SWSSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF SMALL CAPITALIZATION U.S. STOCKS.

SMALL-CAP STOCKS

In measuring the performance of the second-largest 1,000 companies in the U.S. stock market, the index may be said to focus on the "biggest of the small" among America's publicly traded stocks.

Historically, the performance of small-cap stocks has not always paralleled that of large-cap stocks. For this reason, some investors use them to diversify a portfolio that invests in larger stocks.
--------------------------------------------------------------------------------
INDEX

THE FUND INTENDS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB SMALL-CAP INDEX(R). The index includes the stocks of the second-largest 1,000 publicly traded companies in the United States, with size being determined by market capitalization (total market value of all shares outstanding). The index is designed to be a measure of the performance of small-cap U.S. stocks.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund also may invest in futures contracts and lend its securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

      With its small-cap focus, this fund may make sense for long-term investors who are willing to accept greater risk in the pursuit of potentially higher long-term returns.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SMALL-CAP PORTION OF THE U.S. STOCK MARKET, as measured by the index. It follows the market during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).


HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements, and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when small-cap stocks underperform large- or mid-cap stocks, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever U.S. small-cap stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments.


--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.



For example, futures contracts, which the fund may use to gain exposure to stocks for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.


The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.
--------------------------------------------------------------------------------
                                                                              13

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for other share classes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 26.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


94                  -3.08
95                  27.65
96                  15.49
97                  25.69
98                  -3.57
99                  24.20
00                   3.73
01                  -0.90
02                 -22.46



BEST QUARTER: 19.63% Q4 2001



WORST QUARTER: (20.94%) Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                                                 Since
                                          1 year   5 years   inception
----------------------------------------------------------------------
INVESTOR SHARES

 Before taxes                             (22.46)    (0.93)       6.30 1

 After taxes on distributions             (22.77)    (2.15)       5.48 1

 After taxes on distributions
 and sale of shares                       (13.79)    (0.94)       5.07 1

SELECT SHARES(R) before taxes             (22.35)    (0.80)       3.14 2

RUSSELL 2000 INDEX(R)                     (20.48)    (1.36)       6.09 3

SCHWAB SMALL-CAP INDEX(R)                 (22.43)     0.03        7.37 3



1 Inception: 12/3/93.  2 Inception: 5/19/97.  3 From: 12/3/93


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                     INVESTOR            SELECT
(% of transaction amount)              SHARES            SHARES
---------------------------------------------------------------
Redemption fee*                          0.75              0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------
Management fees                          0.30              0.30

Distribution (12b-1) fees                None              None

Other expenses                           0.30              0.15
                                     --------------------------
Total annual operating expenses          0.60              0.45

Expense reduction                          --             (0.03)
                                     --------------------------
NET OPERATING EXPENSES**                 0.60              0.42
                                     --------------------------


* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.


** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                 1 year   3 years  5 years  10 years
----------------------------------------------------
INVESTOR SHARES     $61      $192     $335      $750

SELECT SHARES       $43      $141     $249      $564



Schwab Small-Cap Index Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                     11/1/01-      11/1/00-     11/1/99-       11/1/98-      11/1/97-
INVESTOR SHARES                                      10/31/02      10/31/01     10/31/00       10/31/99      10/31/98
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  15.98         21.06        17.41          15.39         17.73
                                                     ----------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.13          0.07         0.07           0.06          0.05
   Net realized and unrealized gains or losses          (2.17)        (2.76)        3.62           2.89         (2.33)
                                                     ----------------------------------------------------------------
   Total income or loss from investment operations      (2.04)        (2.69)        3.69           2.95         (2.28)
Less distributions:
   Dividends from net investment income                 (0.09)        (0.08)       (0.04)         (0.06)        (0.06)
   Distributions from net realized gains                (0.58)        (2.31)          --          (0.87)           --
                                                     ----------------------------------------------------------------
   Total distributions                                  (0.67)        (2.39)       (0.04)         (0.93)        (0.06)
                                                     ----------------------------------------------------------------
Net asset value at end of period                        13.27         15.98        21.06          17.41         15.39
                                                     ----------------------------------------------------------------
Total return (%)                                       (13.66)       (13.66)       21.22          19.96        (12.88)

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                     0.49          0.49         0.49 1         0.49          0.49
Expense reductions reflected in above ratio              0.11          0.12         0.16           0.30          0.32
Ratio of net investment income to
  average net assets                                     0.77          0.49         0.44           0.33          0.35
Portfolio turnover rate                                    44            49           54             41            40
Net assets, end of period ($ x 1,000,000)                 722           804          803            452           480



                                                     11/1/01-      11/1/00-     11/1/99-       11/1/98-      11/1/97-
SELECT SHARES(R)                                     10/31/02      10/31/01     10/31/00       10/31/99      10/31/98
---------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  16.00         21.09        17.44          15.41         17.75
                                                     ----------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                 0.14          0.11         0.11           0.07          0.08
   Net realized and unrealized gains or losses          (2.18)        (2.78)        3.61           2.90         (2.35)
                                                     ----------------------------------------------------------------
   Total income or loss from investment operations      (2.04)        (2.67)        3.72           2.97         (2.27)
Less distributions:
   Dividends from net investment income                 (0.10)        (0.11)       (0.07)         (0.07)        (0.07)
   Distributions from net realized gains                (0.58)        (2.31)          --          (0.87)           --
                                                     ----------------------------------------------------------------
   Total distributions                                  (0.68)        (2.42)       (0.07)         (0.94)        (0.07)
                                                     ----------------------------------------------------------------
Net asset value at end of period                        13.28         16.00        21.09          17.44         15.41
                                                     ----------------------------------------------------------------
Total return (%)                                       (13.62)       (13.56)       21.37          20.14        (12.81)

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                     0.38          0.38         0.38 2         0.38          0.38
Expense reductions reflected in above ratio              0.07          0.08         0.12           0.27          0.33
Ratio of net investment income to
  average net assets                                     0.88          0.60         0.55           0.44          0.46
Portfolio turnover rate                                    44            49           54             41            40
Net assets, end of period ($ x 1,000,000)                 638           727          757            447           150









1 Would have been 0.50% if certain non-routine expenses (proxy fees) had been included.

2 Would have been 0.39% if certain non-routine expenses (proxy fees) had been included.

Schwab Total Stock Market Index Fund(R)


TICKER SYMBOLS    Investor Shares: SWTIX    Select Shares(R): SWTSX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE TOTAL RETURN OF THE ENTIRE U.S. STOCK MARKET, AS MEASURED BY THE WILSHIRE 5000 TOTAL MARKET INDEX.

THE U.S. STOCK MARKET

The U.S. stock market is commonly divided into three segments, based on market capitalization.


Mid- and small-cap stocks are the most numerous, but make up only about one-third of the total value of the market. In contrast, large-cap stocks are relatively few in number but make up approximately two-thirds of the market's total value. In fact, the largest 1,000 of the market's listed stocks represent about 91% of its total value. (All figures on this page are as of 12/31/02).


In terms of performance, these segments can behave somewhat differently from each other, over the short term as well as the long term. For that reason, the performance of the overall stock market can be seen as a blend of the performance of all three segments.
--------------------------------------------------------------------------------
INDEX


THE FUND'S BENCHMARK INDEX INCLUDES ALL PUBLICLY TRADED STOCKS OF COMPANIES HEADQUARTERED IN THE UNITED STATES FOR WHICH PRICING INFORMATION IS READILY AVAILABLE--currently more than 5,600 stocks. The index weights each stock according to its market capitalization (total market value of all shares outstanding).


STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher.

Because it would be impractical to invest in every company in the U.S. stock market, the fund uses statistical sampling techniques to assemble a portfolio whose performance is expected to resemble that of the index. The fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization), and that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the index.

The fund may use certain techniques in seeking to enhance after-tax performance, such as adjusting its weightings of certain stocks or choosing to realize certain capital losses and use them to offset capital gains. These strategies may help the fund reduce taxable capital gain distributions.

Like many index funds, the fund also may invest in futures contracts and lend its securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

      With its very broad exposure to the U.S. stock market, this fund is designed for long-term investors who want exposure to all three tiers of the market: large-, mid- and small-cap.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE U.S. STOCK MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Because the fund encompasses stocks from across the economy, it is broadly diversified, which reduces the impact of the performance of any given industry, individual stock or market segment. But whenever any particular market segment outperforms the U.S. stock market as a whole, the fund may underperform funds that have greater exposure to that segment. Likewise, whenever U.S. stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag these investments. Because the fund gives greater weight to larger stocks, most of its performance will reflect the performance of the large-cap segment.
--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the U.S. stock market.



For example, the fund's use of sampling may increase the gap between the performance of the fund and that of the index. Futures contracts, which the fund may use to gain exposure to stocks for its cash balances, also could cause the fund to track the index less closely if they don't perform as expected.


The fund may also lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.
--------------------------------------------------------------------------------
Index ownership--Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 26.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


00                -10.63
01                -11.19
02                -20.53



BEST QUARTER: 12.24% Q4 2001



WORST QUARTER: (16.56%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                                           Since
                                         1 year        inception
----------------------------------------------------------------
INVESTOR SHARES

 Before taxes                            (20.53)           (8.31) 1

 After taxes on distributions            (20.89)           (8.64) 1

 After taxes on distributions
 and sale of shares                      (12.60)           (6.62) 1

SELECT SHARES(R) before taxes            (20.42)           (8.19) 1

WILSHIRE 5000 TOTAL MARKET INDEX         (20.86)           (8.40) 2



1 Inception: 6/1/99. 2 From: 6/1/99.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                         INVESTOR         SELECT
(% of transaction amount)                  SHARES         SHARES
----------------------------------------------------------------
Redemption fee*                              0.75           0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------
Management fees                              0.29           0.29

Distribution (12b-1) fees                    None           None

Other expenses                               0.33           0.18
                                         -----------------------
Total annual operating expenses              0.62           0.47

Expense reduction                           (0.04)         (0.08)
                                         -----------------------
NET OPERATING EXPENSES**                     0.58           0.39
                                         -----------------------


* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.


** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 investment


                    1 year          3 years          5 years           10 years
-------------------------------------------------------------------------------
Investor Shares        $59             $194             $342               $770

Select Shares          $40             $143             $255               $584



Schwab Total Stock Market Index Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operation. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      11/1/01-          11/1/00-          11/1/99-           6/1/99-
INVESTOR SHARES                                       10/31/02          10/31/01          10/31/00          10/31/99
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   16.62             22.49             20.87             20.00
                                                      --------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                  0.16              0.15              0.16              0.07
   Net realized and unrealized gains or losses           (2.27)            (5.87)             1.56              0.80
                                                      --------------------------------------------------------------
   Total income or loss from investment operations       (2.11)            (5.72)             1.72              0.87
Less distributions:
   Dividends from net investment income                  (0.16)            (0.15)            (0.10)               --
                                                      --------------------------------------------------------------
Net asset value at end of period                         14.35             16.62             22.49             20.87
                                                      --------------------------------------------------------------
Total return (%)                                        (12.86)           (25.55)             8.23              4.35 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.40              0.40              0.40 4            0.40 3
Expense reductions reflected in above ratio               0.22              0.25              0.26              0.51 3
Ratio of net investment income to
  average net assets                                      1.11              0.94              0.76              0.92 3
Portfolio turnover rate                                      2                 2                 2                 1
Net assets, end of period ($ x 1,000,000)                  263               224               218               136



                                                      11/1/01-          11/1/00-          11/1/99-         6/1/99 1-
SELECT SHARES(R)                                      10/31/02          10/31/01          10/31/00          10/31/99
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   16.65             22.52             20.89             20.00
                                                      --------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                  0.19              0.18              0.17              0.07
   Net realized and unrealized gains or losses           (2.29)            (5.87)             1.56              0.82
                                                      --------------------------------------------------------------
   Total income or loss from investment operations       (2.10)            (5.69)             1.73              0.89
Less distributions:
   Dividends from net investment income                  (0.18)            (0.18)            (0.10)               --
                                                      --------------------------------------------------------------
Net asset value at end of period                         14.37             16.65             22.52             20.89
                                                      --------------------------------------------------------------
Total return (%)                                        (12.81)           (25.40)             8.30              4.45 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.27              0.27              0.27 5            0.27 3
Expense reductions reflected in above ratio               0.20              0.23              0.24              0.47 3
Ratio of net investment income to
  average net assets                                      1.24              1.07              0.89              1.05 3
Portfolio turnover rate                                      2                 2                 2                 1
Net assets, end of period ($ x 1,000,000)                  264               257               262               149


1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Would have been 0.41% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.28% if certain non-routine expenses (proxy fees) had been included.

Schwab International Index Fund(R)


TICKER SYMBOLS    Investor Shares: SWINX    Select Shares(R): SWISX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO TRACK THE PERFORMANCE OF A BENCHMARK INDEX THAT MEASURES THE TOTAL RETURN OF LARGE, PUBLICLY TRADED NON-U.S. COMPANIES FROM COUNTRIES WITH DEVELOPED EQUITY MARKETS OUTSIDE OF THE UNITED STATES.

INTERNATIONAL STOCKS


Over the past several decades, foreign stock markets have grown rapidly. The market value of foreign stocks today represents approximately 49% of the world's total market capitalization. (All figures are as of 12/31/02.)


For some investors, an international index fund represents an opportunity for low-cost access to a variety of world markets in one fund. Others turn to international stocks to diversify a portfolio of U.S. investments, because international stock markets historically have performed somewhat differently from the U.S. market.
--------------------------------------------------------------------------------
INDEX

THE FUND INTENDS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY TRACKING THE TOTAL RETURN OF THE SCHWAB INTERNATIONAL INDEX(R). The index includes stocks of the 350 largest publicly traded companies from selected countries outside the United States. The selected countries all have developed securities markets and include most Western European countries, as well as Australia, Canada, Hong Kong and Japan--currently 15 countries in all. Within these countries, Schwab identifies the 350 largest companies according to their free float-adjusted market capitalizations (total market value of all shares available for purchase by international investors) in U.S. dollars. The index does not maintain any particular country weightings, although any given country cannot represent more than 35% of the index.

STRATEGY

TO PURSUE ITS GOAL, THE FUND GENERALLY INVESTS IN STOCKS THAT ARE INCLUDED IN THE INDEX. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher. The fund generally gives the same weight to a given stock as the index does, and does not hedge its exposure to foreign currencies beyond using forward contracts to lock in transaction prices until settlement. In seeking to enhance after-tax performance, the fund may choose to realize certain capital losses and use them to offset capital gains. This strategy may help the fund reduce taxable capital gain distributions.

Like many index funds, the fund also may lend its securities to minimize the gap in performance that naturally exists between any index fund and its index. This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. Because any income from securities lending typically is not enough to eliminate the effect of expenses, the fund's performance normally is below that of the index.

      For long-term investors who are interested in the potential rewards of international investing and who are prepared for the additional risks, this fund could be worth considering.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE PERFORMANCE OF A MIX OF INTERNATIONAL LARGE-CAP STOCKS, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of market declines.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short-term or long-term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCKS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. In addition, during any period when large-cap international stocks underperform other types of stocks or other types of investments--bonds, for instance--the fund's performance also will lag these investments.
--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.



For example, futures contracts, which the fund may use to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.


The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.
--------------------------------------------------------------------------------
                                                                              21

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- are shown for one share class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.


The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 26.


ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES

[BAR CHART]


94                   3.84
95                  14.22
96                   9.12
97                   7.31
98                  15.85
99                  33.62
00                 -17.59
01                 -22.74
02                 -15.63



BEST QUARTER: 19.88% Q4 1999



WORST QUARTER: (19.77%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                                                              Since
                                              1 year         5 years      inception
-----------------------------------------------------------------------------------
INVESTOR SHARES

 Before taxes                                 (15.63)          (3.62)          1.66 1

 After taxes on distributions                 (16.30)          (4.11)          1.16 1

 After taxes on distributions
 and sale of shares                            (9.60)          (3.04)          1.12 1

SELECT SHARES(R) before taxes                 (15.62)          (3.55)        (3.31) 2

MSCI-EAFE(R) INDEX                            (15.94)          (2.89)          1.01 3

SCHWAB INTERNATIONAL INDEX(R)                 (15.05)          (3.05)          2.17 3



1 Inception: 9/9/93.  2 Inception: 5/19/97.  3 From: 9/9/93.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)


SHAREHOLDER FEES                             INVESTOR        SELECT
(% of transaction amount)                      SHARES        SHARES
-------------------------------------------------------------------
Redemption fee*                                  1.50          1.50


ANNUAL OPERATING EXPENSES (% of average net assets)
-------------------------------------------------------------------

Management fees                                  0.40          0.40

Distribution (12b-1) fees                        None          None

Other expenses                                   0.36          0.21
                                             ----------------------
Total annual operating expenses                  0.76          0.61

Expense reduction                               (0.07)        (0.11)
                                             ----------------------
NET OPERATING EXPENSES**                         0.69          0.50
                                             ----------------------



* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.


** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


                               1 year          3 years           5 years         10 years
-----------------------------------------------------------------------------------------
INVESTOR SHARES                   $70             $236              $415             $936

SELECT SHARES                     $51             $184              $329             $752




Schwab International Index Fund(R)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).




                                                      11/1/01-        11/1/00-          11/1/99-         11/1/98-      11/1/97-
INVESTOR SHARES                                       10/31/02        10/31/01          10/31/00         10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   12.22           17.13             17.93            14.21         13.31
                                                      -------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                  0.21            0.15              0.20             0.19          0.17
   Net realized and unrealized gains or losses           (1.82)          (4.81)            (0.85)            3.66          0.88
                                                      -------------------------------------------------------------------------
   Total income or loss from investment operations       (1.61)          (4.66)            (0.65)            3.85          1.05
Less distributions:
   Dividends from net investment income                  (0.14)          (0.25)            (0.15)           (0.13)        (0.15)
                                                      -------------------------------------------------------------------------
Net asset value at end of period                         10.47           12.22             17.13            17.93         14.21
                                                      -------------------------------------------------------------------------
Total return (%)                                        (13.34)         (27.58)             3.69            27.31          8.02

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.58            0.58              0.58 1           0.58          0.58
Expense reductions reflected in above ratio               0.18            0.17              0.23             0.41          0.46
Ratio of net investment income to
  average net assets                                      1.70            1.14              1.60             1.24          1.35
Portfolio turnover rate                                     13              18                16                5             6
Net assets, end of period ($ x 1,000,000)                  443             519               637              447           428




                                                      11/1/01-        11/1/00-          11/1/99-         11/1/98-      11/1/97-
SELECT SHARES(R)                                      10/31/02        10/31/01          10/31/00         10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                   12.23           17.14             17.96            14.23         13.32
                                                      -------------------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                  0.21            0.16              0.27             0.18          0.22
   Net realized and unrealized gains or losses           (1.82)          (4.80)            (0.91)            3.70          0.85
                                                      -------------------------------------------------------------------------
   Total income or loss from investment operations       (1.61)          (4.64)            (0.64)            3.88          1.07
Less distributions:
   Dividends from net investment income                  (0.15)          (0.27)            (0.18)           (0.15)        (0.16)
                                                      -------------------------------------------------------------------------
Net asset value at end of period                         10.47           12.23             17.14            17.96         14.23
                                                      -------------------------------------------------------------------------
Total return (%)                                        (13.31)         (27.45)            (3.65)           27.49          8.16

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.47            0.47              0.47 2           0.47          0.47
Expense reductions reflected in above ratio               0.14            0.13              0.19             0.39          0.48
Ratio of net investment income to
  average net assets                                      1.81            1.25              1.71             1.57          1.49
Portfolio turnover rate                                     13              18                16                5             6
Net assets, end of period ($ x 1,000,000)                  536             616               700              449            94









1 Would have been 0.59% if certain non-routine expenses (proxy fees) had been included.

2 Would have been 0.48% if certain non-routine expenses (proxy fees) had been included.

      Fund management


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.



      The investment adviser for the Schwab Equity Index Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab-Funds(R). The firm manages assets for more than 6.4 million shareholder accounts. (All figures on this page are as of 10/31/02.)



      As the investment adviser, the firm oversees the asset management and administration of the Schwab Equity Index Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/02, these fees were 0.14% for the Schwab S&P 500 Fund, 0.21% for the Schwab 1000 Fund(R), 0.23% for the Schwab Small-Cap Index Fund(R), 0.10% for the Schwab Total Stock Market Index Fund(R), and 0.26% for the Schwab International Index Fund(R). These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



      GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of and has overall responsibility for each of the funds. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.



      LARRY MANO, a director and portfolio manager, is responsible for the day-to-day management of Schwab Total Stock Market Index Fund and Schwab International Index Fund. Prior to joining the firm in November 1998, he worked for 20 years in equity index management.

Investing in the funds

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS


Some Schwab account features can work in tandem with features offered by the funds.



For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.



For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.

--------------------------------------------------------------------------------
BUYING SHARES


Shares of the funds may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees and require signature guarantees. Contact your investment provider for more information.


STEP 1

CHOOSE A FUND AND A SHARE CLASS. Your choice may depend on the amount of your investment. Currently, e.Shares(R) are available only for the S&P 500 Fund and are offered to clients of Schwab Institutional, The Charles Schwab Trust Company and certain retirement plans. The minimums shown below are for each fund and share class.


                     MINIMUM INITIAL           MINIMUM ADDITIONAL            MINIMUM
SHARE CLASS          INVESTMENT                INVESTMENT                    BALANCE
------------------------------------------------------------------------------------
INVESTOR SHARES      $2,500 ($1,000 for        $500 ($100 for custodial      --
                     retirement and            accounts and investments
                     custodial accounts)       through the Automatic
                                               Investment Plan)

SELECT SHARES(R)     $50,000                   $1,000                        $40,000

e.SHARES             $1,000($500 for           $100                          --
                     retirement and
                     custodial accounts)


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                   FEATURES
---------------------------------------------------------------------------------
REINVESTMENT             All dividends and capital gain distributions are invested
                         automatically in shares of your fund and share class.

CASH/REINVESTMENT MIX    You receive payment for dividends, while any capital
                         gain distributions are invested in shares of your fund
                         and share class.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3


PLACE YOUR ORDER. Use any of the methods described at right. Remember that e.Shares(R) are available only through SchwabLink(R). Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.



Investing in the funds

SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in each fund's fee table, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- There is no redemption fee when you exchange between share classes of the same fund.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com


SCHWAB BY PHONE(TM) 1


Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)


Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.


MAIL


Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812



IN PERSON 1


Visit the nearest Charles Schwab branch office.


You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.



1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab-Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------
THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for your share class as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations and orders that appear to be associated with short-term trading activities.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.

- To revise the redemption fee criteria.

- To waive its early redemption fee in certain instances, including when it determines that such a waiver is in the best interests of the fund and its shareholders.

--------------------------------------------------------------------------------
TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, for each share class, after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.


Shareholders of the Schwab International Index Fund(R) should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund's portfolio may change on days when it is not possible to buy or sell shares of the fund.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.



Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

SHAREHOLDERS IN THE SCHWAB INTERNATIONAL INDEX FUND(R) MAY HAVE ADDITIONAL TAX CONSIDERATIONS as a result of foreign tax payments made by the fund. Typically, these payments will reduce the fund's dividends but will still be included in your taxable income. You may be able to claim a tax credit or deduction for your portion of foreign taxes paid by the fund, however.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.



SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

Schwab Equity Index Funds


      PROSPECTUS

      February 28, 2003



To learn more                                       [CHARLES SCHWAB LOGO]


This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBERS
Schwab S&P 500 Fund                            811-7704
Schwab 1000 Fund(R)                            811-6200
Schwab Small-Cap Index Fund(R)                 811-7704
Schwab Total Stock Market Index Fund(R)        811-7704
Schwab International Index Fund(R)             811-7704

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000
www.schwab.com/schwabfunds



REG13644FLT-05

Schwab Hedged Equity Fund(TM)


Prospectus
February 28, 2003



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.




                                                           [Charles Schwab Logo]

Schwab Hedged Equity Fund(TM)


     About the fund

          Strategy ...................................................      2

          Main risks .................................................      3

          Performance ................................................      4

          Fund fees and expenses .....................................      4

          Financial highlights .......................................      5

          Fund  management ...........................................      6


     Investing in the fund


          Buying shares ..............................................      8

          Selling/exchanging shares ..................................      9

          Transaction policies .......................................     10

          Distributions and taxes ....................................     11

About the fund


The Schwab Hedged Equity Fund(TM) invests in long and short positions in U.S. equity securities. The fund's portfolio managers establish long positions and then sell stocks short in an effort to reduce, or "hedge," the market risk of the fund's portfolio of long positions. The fund does not establish an individual short position specifically to hedge an individual long position, but rather as part of its strategy to reduce the risk of the fund's overall exposure to the broad equity market. The fund makes money on the long positions if those stocks go up in price and on short positions if those stocks go down in price.



The fund is designed to harness the power of the Schwab Equity Model Development team's proprietary equity rating approach, which rates a large universe of stocks according to each stock's expected performance versus the market over the next 12 months. Schwab rates stocks based on multiple financial and investment metrics that historically have been shown to indicate stock price performance. The fund selects its long positions from a pool of the higher rated stocks and its short positions from a pool of the lower rated stocks.



In addition to Schwab Equity Ratings(TM) used for stock selection, the fund's portfolio managers use specialized techniques to construct the portfolio and manage overall risk. This management process is designed to create a diversified portfolio while still benefiting from Schwab's stock selection capabilities. Taken together, these techniques are designed to complement each other and create a portfolio with the potential for capital appreciation over market cycles with lower volatility than the S&P 500(R) Index.



This fund may be appropriate for long-term investors who are looking for equity exposure with the potential to capture the performance of the broad equity market but are concerned about market volatility. The fund's performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab Hedged Equity Fund(TM)

Ticker symbol: SWHEX


--------------------------------------------------------------------------------
THE FUND'S PRINCIPAL INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION OVER MARKET CYCLES WITH LOWER VOLATILITY THAN THE BROAD EQUITY MARKET.

LONG AND SHORT POSITIONS

When the fund takes a long position, it purchases a stock outright. When the fund takes a short position, it sells a security that it has borrowed. To complete, or close out, the short sale transaction, the fund buys the same stock in the market and returns it to the lender. The fund makes money if the market price of the stock goes down after the short sale. Conversely, if the price of the stock goes up after the short sale, the fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Short positions may be used to hedge against the volatility of the long portion of the overall portfolio and/or to garner returns from declines in securities prices. In an effort to enhance return, the portfolio managers also may leverage the fund's portfolio by engaging in borrowing or using options and futures contracts.

--------------------------------------------------------------------------------
STRATEGY

TO PURSUE ITS INVESTMENT OBJECTIVE, THE FUND WILL ESTABLISH LONG AND SHORT POSITIONS IN EQUITY SECURITIES ISSUED BY U.S. COMPANIES. Under normal circumstances it will invest at least 80% of its assets in these investments; typically, the actual percentage will be higher. The fund will notify its shareholders at least 60 days before changing this policy. The fund may purchase or sell short securities of companies of any size.


The fund is designed to harness the power of the Schwab Equity Model Development team's proprietary equity rating approach, which objectively evaluates stocks on the basis of a wide variety of investment metrics from four broad categories: fundamentals, valuation, momentum and risk. Historically, these investment criteria have been found by Schwab to indicate stock price performance. Schwab Equity Ratings(TM) are designed to identify stocks that will outperform, or underperform, the market as a whole over the next 12 months. The fund selects its long positions from among the higher rated stocks and short positions from among the lower rated stocks. The goal of the fund in establishing its short positions is to reduce the volatility of the overall portfolio while allowing the fund to profit from overpriced securities whose values decline.



In addition to Schwab Equity Ratings used for stock selection, the fund's portfolio managers use optimization techniques to construct the portfolio and manage overall risk. This management process is designed to create a diversified portfolio while still benefiting from the Schwab's stock selection capabilities.


During unusual economic or market conditions or for temporary defensive or liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. The investment adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When the fund engages in such activities, it may not achieve its investment objective.

     The fund could be appropriate for long-term investors seeking equity exposure with lower volatility than broad market indices, such as the S&P 500(R) Index.

MAIN RISKS

STOCK PRICES AND STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to stock price performance, the value of your investment in the fund will fluctuate, which means that you could lose money. Many factors can affect stock price performance. Political and economic news can influence both individual stock prices and the broader stock market, over both the short-and the long-term. Other factors may affect a single company or an industry, but not the broader market (for example, rising oil prices may lead to a decline in airline stocks).


THE FUND'S USE OF SHORT SELLING MAY REDUCE THE RISK OF GENERAL EQUITY MARKET VOLATILITY BUT CANNOT COMPLETELY ELIMINATE THAT RISK.


THE FUND'S LONG POSITIONS COULD DECLINE IN VALUE AT THE SAME TIME THAT THE VALUE OF THE STOCKS SOLD SHORT INCREASES, THEREBY INCREASING THE POTENTIAL FOR LOSS. While the potential losses associated with long positions are typically limited to the original cost of the securities,the potential for losses associated with short positions is much greater than the original value of the securities sold short. The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request the borrowed securities be returned to it on short notice,and the fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss.


The use of borrowing and short sales may cause the fund to have higher expenses (especially interest and dividend expenses) than those of equity mutual funds that do not use such techniques.



To the extent the fund purchases or sells short securities of companies of a given size, it assumes the risks of that market segment. For example, to the extent the fund invests in large-cap U.S. stocks, whenever these stocks fall behind other types of investments -- small-caps for instance -- the fund's performance will also lag these investments. In addition, small- and mid-cap U.S. stocks may be more volatile than large-cap U.S. stocks.



THE FUND'S MANAGEMENT MODEL IS BASED ON MARKET HISTORY. If the model fails to capture shifts in market dynamics, or if adjustments to the model do not produce the results expected, fund performance could suffer.



THE FUND MAY BUY AND SELL PORTFOLIO SECURITIES ACTIVELY. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gains distributions.


--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.



For example, derivatives (including options, futures and options on futures), which the fund may use to enhance returns or hedge against market declines, may fail to serve their intended purposes. This could result from any of the following risks: (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk associated with the markets in which the derivatives themselves trade; or, (iii) because of an imperfect correlation between the changes in the market value of the fund's portfolio securities and the prices of the derivatives. If the fund invests in a derivative it could lose more than the principal amount invested.


Using borrowed money to increase the fund's combined long and short exposure creates leverage, which can amplify the effects of market volatility on the fund's share price and make the fund's returns more volatile. The fund's assets that are used as collateral to secure the borrowing may decrease in value while the borrowing is outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower overall fund returns.
--------------------------------------------------------------------------------

PERFORMANCE


Because this is a new fund, no performance figures are given. Information will appear in a future version of the fund's prospectus.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder Fees" are charged to you directly by the fund. "Annual Operating Expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)

Redemption fee 1                               1.50

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------
Management fees                                1.75
Distribution (12b-1) fees                      None
Other expenses 2
  Estimated dividend expenses
  on securities sold short                     0.42
  Remainder of other expenses                  0.68
                                              -----
Total annual operating expenses                2.85
Expense reduction                             (0.43)
                                              -----
NET EXPENSES 3                                 2.42
                                              -----


1 Charged only on shares you sell 180 days or less after buying them, and paid directly to the fund.

2    Based on estimated expenses for the current fiscal year.


3 Net operating expenses of 2.00% are guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


  1 year  3 years
  ------  -------
  $245     $842



4  Schwab Hedged Equity Fund (TM)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                       9/3/02 1-
                                                       10/31/02
-----------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------
Net asset value at beginning of  period                 10.00
                                                        -----
Income or loss from investment operations:
    Net investment loss                                 (0.01)
    Net realized and unrealized losses                  (0.15)
                                                        -----
    Total losses from investment operations             (0.16)
                                                        -----
Net asset value at end of period                         9.84
                                                        -----
Total return (%)                                        (1.60) 2

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------
Ratio of net operating expenses to average
    net assets (including dividend expense
    on short sales)                                      2.39 3
Ratio of net operating expenses to average
    net assets (excluding dividend expense
    on short sales)                                      2.00 3
Expense reductions reflected in above ratios             0.94 3
Ratio of net investment income to
    average net assets                                  (0.79) 3
Portfolio turnover rate                                    68
Net assets, end of period ($ x 1,000,000)                  32



1    Commencement of operations.

2    Not annualized.

3    Annualized.

     Fund management


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.



     The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6.4 million shareholder accounts. (All figures on this page are as of 10/31/02.)



     As the investment adviser,the firm oversees the asset management and administration of the Schwab Hedged Equity Fund(TM). As compensation for these services, the firm receives a management fee from the fund of 1.75% of average daily net assets.


     GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for fund management. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.

     ROBIN JACKSON, a portfolio manager of the investment adviser since 2002, has day-to-day responsibility for fund management. He is also a senior vice president at Schwab Capital Markets LP, a registered broker-dealer affiliated with the investment adviser. He joined Schwab through its acquisition of Bunker Capital Management LLC in 2001. From 1996 until its acquisition, he was a founder and managing member of Bunker Capital. Before founding Bunker Capital, Mr. Jackson worked for eight years in various portfolio management positions, developing and implementing long- and short-trading strategies.

     ELIE SPIESEL, a portfolio manager of the investment adviser since 2002, assists Mr. Jackson in day-to-day fund management. He is also a trader and programmer-analyst at Schwab Capital Markets LP. He joined Schwab through its acquisition of Bunker Capital in 2001, where he had worked since March 1998. From 1993 to 1998, he was a vice president of Credit Suisse First Boston, where he had been a trader and specialized in development of derivative products.

Investing in the fund

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the fund.



For example, when you sell shares in the fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.



For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.

--------------------------------------------------------------------------------

BUYING SHARES


Shares of the fund may be purchased through a Schwab account or through certain third-party investment providers,such as other financial institutions, investment professionals and workplace retirement plans.



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. If you are investing through a third-party investment provider, some of the instructions,minimums and policies may be different. Some investment providers may charge transaction or other fees and require signature guarantees. Contact your investment provider for more information.




STEP 1

DECIDE HOW MUCH YOU WANT TO INVEST.


MINIMUM INITIAL INVESTMENT             MINIMUM ADDITIONAL INVESTMENT
--------------------------             -----------------------------
$25,000                                $5,000 ($100 for investments through the
                                       Automatic Investment Plan)


STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                     FEATURES
------                     --------

REINVESTMENT               All dividends and capital gain distributions are
                           invested automatically in shares of the fund.

CASH/REINVESTMENT MIX      You receive payment for dividends, while any capital
                           gain distributions are invested in shares of the
                           fund.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3


PLACE YOUR ORDER. Use any of the methods described on the next page. Make checks payable to Charles Schwab & Co., Inc. Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.



8  Investing in the fund

SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

-     The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in the fund's fee table, the fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that occur 180 days or less after purchasing them; in attempting to minimize this fee, the fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.

Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com


SCHWAB BY PHONE(TM) 1


Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)

Investment professionals should follow the transaction instructions in the SchwabLink manual; for trading assistance, call 1-800-647-5465.

MAIL

Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO  80155-3812


IN PERSON 1


Visit the nearest Charles Schwab branch office.



You are automatically entitled to initiate transactions by the Internet or telephone. The fund and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.



1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.


--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-     Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-     When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect the fund's operations, and orders that appear to be associated with short-term trading activities.

-     To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-     To withdraw or suspend any part of the offering made by this prospectus.

-     To revise the redemption fee criteria.

- To waive its early redemption fee in certain instances, including when it determines that such a waiver is in the best interests of the fund and its shareholders.

--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share price each business day after the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.

In valuing its securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUND RESERVES CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.


10  Investing in the fund

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and resi-dents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS THE FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS THE FUND PAID DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

--------------------------------------------------------------------------------
MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a tax able distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

NOTES

Schwab Hedged Equity Fund(TM)


       PROSPECTUS
       February 28, 2003




                                                           [Charles Schwab Logo]



To learn more

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference
Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER
Schwab Hedged Equity Fund               811-7704

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov

SCHWABFUNDS
P.O. Box 3812
Englewood, CO  80155-3812
1-800-435-4000
www.schwab.com/schwabfunds


REG23738FLT-01

                         INSTITUTIONAL SELECT(R) FUNDS

                         Prospectus - February 28, 2003

                                                 INSTITUTIONAL
                                                 SELECT
                                                 S&P 500 Fund

                                                 INSTITUTIONAL
                                                 SELECT
                                                 Large-Cap Value Index Fund

                                                 INSTITUTIONAL
                                                 SELECT
                                                 Small-Cap Value Index Fund

As with all mutual funds, the
Securities and Exchange Commission
(SEC) has not approved these
securities or passed on whether
the information in this prospectus
is adequate and accurate. Anyone
who indicates otherwise is
committing a federal crime.

                                                                           About

                                                   Institutional Select(R) Funds

                                                                 ABOUT THE FUNDS


                                       Institutional Select S&P 500 Fund      4

                         Institutional Select Large-Cap Value Index Fund      8

                         Institutional Select Small-Cap Value Index Fund      12

                                                         Fund Management      16


                                                          INVESTING IN THE FUNDS


                                                           Buying Shares      18

                                               Selling/Exchanging Shares      19

                                                    Transaction Policies      20

                                                 Distributions and Taxes      20
the Funds

The funds in this prospectus use INDEXING STRATEGIES. Each fund seeks HIGH TOTAL RETURN by tracking the performance of a different stock market index, as described on the following pages.

Because the composition of an index tends to be comparatively stable, index funds historically have shown LOW PORTFOLIO TURNOVER compared to actively managed funds.

Like most stock investments, the funds are intended for LONGER-TERM INVESTORS. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

                INSTITUTIONAL SELECT(R)  S&P 500 Fund
                                         TICKER SYMBOL : ISLCX

                                         GOAL -- The fund seeks high total
                                         return by tracking the performance of
                                         the S&P 500(R) Index.


                                      INDEX

THE S&P 500 INDEX includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. Standard & Poor's, the company that maintains the index, uses a variety of measures to determine which stocks are listed in the index. Each stock is represented in proportion to its total market value.

                                    STRATEGY

To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher.The fund generally gives the same weight to a given stock as the index does.


Like many index funds, the fund may invest in futures contracts and lend its securities to minimize the gap in performance that naturally exists between any index fund and its index.This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.



LARGE-CAP STOCKS - Although the 500 companies in the index constitute only about 9% of all the publicly traded companies in the United States, they represent approximately 80% of the total value of the U.S. stock market. (All figures are as of 12/31/02.) For this reason, the index is widely used as a measure of overall U.S. stock market performance.


Because the index weights a stock according to its market capitalization (total market value of all shares outstanding), larger stocks have more influence on the performance of the index than do the index's smaller stocks.

4 S&P 500 FUND

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE-CAP PORTION OF THE U.S. STOCK MARKET, AS MEASURED BY THE INDEX. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

Although the S&P 500(R) Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap stocks. As a result, whenever these stocks underperform mid- or small-cap stocks, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap U.S. stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.


OTHER MAIN RISK FACTORS - Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.



For example, futures contracts, which the fund may use to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.


The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.

INDEX OWNERSHIP - "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Institutional Select(R) S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

More complete information may be found in the Statement of Additional Information (see back cover).

                                                                  S&P 500 FUND 5

                                   PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

-     may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31


                        ANNUAL
                         TOTAL
YEAR                    RETURNS
2000                     9.20
2001                    12.05
2002                    22.10



Best quarter: 10.55% Q4 2001



Worst quarter: (17.22)% Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                  SINCE
                                   1 YEAR       INCEPTION
                                   ------       ---------
Fund
  Before taxes                     (22.10)        (7.98) 1
  After taxes on distributions     (22.61)        (8.45) 1
  After taxes on distributions
  and sale of shares               (13.56)        (6.40) 1
S&P 500(R) Index                   (22.10)        (7.88) 2


1 Inception: 2/1/99.
2 From 2/1/99.

                             FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor."Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

                                 FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
Redemption fee, charged only on shares you
sell 180 days or less after buying them and
paid directly to the fund.                          0.75

ANNUAL OPERATING EXPENSES
(% of average net assets)
Management fees                                     0.18
Distribution (12b-1) fees                           None
Other expenses                                      0.19
                                                   -----
Total annual operating expenses                     0.37

EXPENSE REDUCTION                                  (0.22)
                                                   -----
NET OPERATING EXPENSES*                             0.15
                                                   =====


* Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes and certain non-routine expenses).

                        EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 YEAR        3 YEARS       5 YEARS        10 YEARS
  $15           $53           $142           $404


6 S&P 500 FUND

                              FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share."Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested.The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                      11/1/01 -         11/1/00 -         11/1/99 -         2/1/991 -
                                                      10/31/02          10/31/01          10/31/00          10/31/99
                                                 PER-SHARE DATA ($)

Net asset value at beginning of period                    8.36            11.26            10.74               10.00
Income or loss from investment operations:
  Net investment income                                   0.12             0.12             0.11                0.07
  Net realized and unrealized gains or losses            (1.37)           (2.91)            0.52                0.67
                                                        ------           ------            -----               -----
  Total income or loss from investment operations        (1.25)           (2.79)            0.63                0.74
Less distributions:
  Dividends from net investment income                   (0.11)           (0.11)           (0.09)                 --
  Distributions from net realized gains                     --               --            (0.02)                 --
                                                        ------           ------            -----               -----
  Total distributions                                    (0.11)           (0.11)           (0.11)                 --
Net asset value at end of period                          7.00             8.36            11.26               10.74
                                                        ------           ------            -----               -----
Total return (%)                                        (15.18)          (24.95)            5.86                7.40 2

                                            RATIOS/SUPPLEMENTAL DATA (%)

Ratio of net operating expenses to average net assets     0.15             0.15             0.15 4              0.13 3
Expense reductions reflected in above ratio               0.22             0.22             0.22                0.42 3
Ratio of net investment income to average net assets      1.38             1.14             1.06                1.37 3
Portfolio turnover rate                                     12               13                6                   1
Net assets, end of period ($ x 1,000,000)                  203              261              382                 238


1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Would have been 0.16% if certain non-routine expenses (proxy fees) had been included.

               INSTITUTIONAL SELECT (R)  Large-Cap Value Index Fund
                                         TICKER SYMBOL : ISLVX


                                         GOAL -- The fund seeks high total
                                         return by tracking the performance of
                                         the S&P 500/Barra Value Index.


                                      INDEX


THE S&P 500/BARRA VALUE INDEX includes those stocks from the S&P 500(R) Index that are identified as value stocks. Standard & Poor's and Barra, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in proportion to its total market value.


                                    STRATEGY

To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher.The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index.This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.

VALUE INVESTING - Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks in theory are already trading at relatively low prices.


THE S&P 500/BARRA VALUE INDEX currently contains 352 stocks representing approximately 50% of the total market value of the S&P 500. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/02.)



8 LARGE - CAP VALUE INDEX FUND

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE LARGE -CAP VALUE PORTION OF THE U.S. STOCK MARKET, AS MEASURED BY THE INDEX. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).


Although the S&P 500/Barra Value Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of large-cap value stocks. As a result, whenever these stocks underperform large-cap growth stocks, or mid- or small-cap stocks of any type, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever large-cap value stocks fall behind other types of investments -- bonds, for instance -- the fund's performance also will lag those investments.


OTHER MAIN RISK FACTORS - Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.


For example, futures contracts, which the fund may use to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.


The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


INDEX OWNERSHIP - "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500" and "S&P 500/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Institutional Select(R) Large-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


More complete information may be found in the Statement of Additional Information (see back cover).


                                                  LARGE - CAP VALUE INDEX FUND 9

                                   PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

-     may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31


                        ANNUAL
                         TOTAL
YEAR                    RETURNS
2000                      5.94
2001                     11.90
2002                     20.69



Best quarter: 9.71% Q4 2002



Worst quarter: (20.29)% Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                SINCE
                                   1 YEAR     INCEPTION
                                   ------     ---------
Fund
  Before taxes                     (20.69)    (5.09) 1
  After taxes on distributions     (21.45)    (6.31) 1
  After taxes on distributions
  and sale of shares               (12.70)    (4.42) 1
S&P 500/Barra Value Index          (20.85)    (4.97) 2


1 Inception: 2/1/99.
2 From 2/1/99.

                             FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor."Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

                                 FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
Redemption fee, charged only on shares you
sell 180 days or less after buying them and
paid directly to the fund.                          0.75

ANNUAL OPERATING EXPENSES
(% of average net assets)
Management fees                                     0.20
Distribution (12b-1) fees                           None
Other expenses                                      0.27
                                                   -----
Total annual operating expenses                     0.47

EXPENSE REDUCTION                                  (0.22)
                                                   -----
NET OPERATING EXPENSES*                             0.25
                                                   =====

* Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes and certain non-routine expenses).

                        EXPENSES ON A $10,000 INVESTMENT


Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 YEAR        3 YEARS       5 YEARS        10 YEARS
  $26           $85           $198           $528


10 LARGE - CAP VALUE INDEX FUND

                              FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share."Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                       11/1/01 -        11/1/00 -         11/1/99 -         2/1/99 1 -
                                                       10/31/02         10/31/01          10/31/00          10/31/99
                                                      PER-SHARE DATA ($)

Net asset value at beginning of period                    8.92            11.44            10.68               10.00
Income or loss from investment operations:
  Net investment income                                   0.18             0.14             0.15                0.09
  Net realized and unrealized gains or losses            (1.49)           (2.19)            0.84                0.59
                                                        ------           ------            -----               -----
  Total income or loss from investment operations        (1.31)           (2.05)            0.99                0.68
Less distributions:
  Dividends from net investment income                   (0.15)           (0.15)           (0.11)                 --
  Distributions from net realized gains                  (0.32)           (0.32)           (0.12)                 --
                                                        ------           ------            -----               -----
  Total distributions                                    (0.47)           (0.47)           (0.23)                 --
Net asset value at end of period                          7.14             8.92            11.44               10.68
                                                        ------           ------            -----               -----
Total return (%)                                        (15.65)          (18.53)            9.48                6.80 2

                                                 RATIOS/SUPPLEMENTAL DATA (%)

Ratio of net operating expenses to average net assets     0.25 5           0.25             0.25 4              0.21 3
Expense reductions reflected in above ratio               0.22             0.20             0.25                0.49 3
Ratio of net investment income to average net assets      1.72             1.47             1.64                1.62 3
Portfolio turnover rate                                     26               47               27                  19
Net assets, end of period ($ x 1,000,000)                   70              128              129                  71


1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Would have been 0.26% if certain non-routine expenses (proxy fees) had been included.
5 Would have been 0.26% if certain non-routine expenses (interest expense) had been included.

INSTITUTIONAL SELECT(R)

Small-Cap Value Index Fund
TICKER SYMBOL: ISSVX


GOAL -- The fund seeks high total return by tracking the performance of the S&P SmallCap 600/Barra Value Index.


                                      INDEX


THE S&P SMALLCAP 600/BARRA VALUE INDEX includes those stocks from the S&P SmallCap 600 Index that are identified as value stocks. Standard & Poor's and Barra, Inc. determine which stocks are listed in the index, generally choosing those with the highest ratios of book value to market price. Each stock is represented in proportion to its total market value.


                                    STRATEGY

To pursue its goal, the fund generally invests in stocks that are included in the index. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these stocks; typically, the actual percentage is considerably higher.The fund generally gives the same weight to a given stock as the index does.

Like many index funds, the fund may invest in futures contracts and lend securities to minimize the gap in performance that naturally exists between any index fund and its index.This gap occurs mainly because, unlike the index, the fund incurs expenses and must keep a small portion of its assets in cash for business operations. By using futures, the fund potentially can offset the portion of the gap attributable to its cash holdings. Any income realized through securities lending may help reduce the portion of the gap attributable to expenses. Because some of the effect of expenses remains, however, the fund's performance normally is below that of the index.


VALUE INVESTING - Value investing is based on the concept that over time, investors will come to recognize the true worth of undervalued stocks, and their prices will rise. In addition, value investing has the potential for lower volatility, because value stocks, in theory, are already trading at relatively low prices.



THE S&P SMALLCAP 600/BARRA VALUE INDEX currently contains 390 stocks representing approximately 50% of the total market value of the S&P SmallCap
600. The index is rebalanced at least twice a year, with some stocks being dropped from the index and others, newly considered to be value stocks, being added. (All figures as of 12/31/02.)



12 SMALL-CAP VALUE INDEX FUND

                                   MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

YOUR INVESTMENT FOLLOWS THE SMALL-CAP VALUE PORTION OF THE U.S. STOCK
MARKET, as measured by the index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).


HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Small-cap stock prices may be based largely on future expectations rather than current achievements, and may move sharply, especially during volatile markets. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.Although the S&P SmallCap 600/BarraValue Index encompasses stocks from many different sectors of the economy, its performance primarily reflects that of small-cap value stocks. As a result, whenever these stocks underperform small-cap growth stocks, or mid- or large-cap stocks of any type, the fund may also underperform funds that have exposure to those segments of the U.S. stock market. Likewise, whenever small-cap value stocks fall behind other types of investments--bonds, for instance--the fund's performance also will lag those investments.


OTHER MAIN RISK FACTORS - Although the fund's main risks are those associated with its stock investments, its other investment strategies also may involve risks. These risks could affect how well the fund tracks the performance of the index.


For example, futures contracts, which the fund may use to gain exposure to the index for its cash balances, could cause the fund to track the index less closely if they don't perform as expected.


The fund also may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the fund's performance could be reduced.


INDEX OWNERSHIP - "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500" and "S&P SmallCap 600/Barra Value Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The Institutional Select(R) Small-Cap Value Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


More complete information may be found in the Statement of Additional Information (see back cover).


                                                   SMALL-CAP VALUE INDEX FUND 13

                                   PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

-     may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


00             20.86
01             12.99
02            (14.32)



Best quarter: 20.97% Q4 2001



Worst quarter: (22.33)% Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                                         SINCE
                                                        1 YEAR         INCEPTION
--------------------------------------------------------------------------------
Fund
  Before taxes                                          (14.32)          5.16 1
  After taxes on distributions                          (14.67)          3.02 1
  After taxes on distributions and sale of shares        (8.79)          3.25 1
S&P SmallCap 600/Barra Value Index                      (14.47)          5.19 2


1 Inception: 2/1/99.

2 From 2/1/99.

                             FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor."Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

                                  FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)

Redemption fee, charged only on shares you sell 180 days or less after
buying them and paid directly to the fund.                                 0.75

ANNUAL OPERATING EXPENSES
(% of average net assets)

Management fees                                                            0.25
Distribution (12b-1) fees                                                  None
Other expenses                                                             0.35
--------------------------------------------------------------------------------
Total annual operating expenses                                            0.60

EXPENSE REDUCTION                                                         (0.28)
NET OPERATING EXPENSES*                                                    0.32


* Guaranteed by Schwab and the investment adviser through 12/31/05 (excluding interest, taxes and certain non-routine expenses).

                        EXPENSES ON A $10,000 INVESTMENT


Designed to help you compare expenses, this example uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.



1 YEAR                3 YEARS                5 YEARS                10 YEARS
 $ 33                  $ 109                  $ 252                  $ 671



14 SMALL-CAP VALUE INDEX FUND

                              FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share."Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                        11/1/01-    11/1/00-   11/1/99-    2/1/99 1-
                                                        10/31/02    10/31/01   10/31/00    10/31/99

                                      PER-SHARE DATA ($)

Net asset value at beginning of period                   10.82       11.23       9.89       10.00
Income or loss from investment operations:
 Net investment income                                    0.10        0.09       0.09        0.07
 Net realized and unrealized gains or losses             (0.32)       0.32       1.74       (0.18)
                                                        -------------------------------------------
 Total income or loss from investment operations         (0.22)       0.41       1.83       (0.11)
Less distributions:
 Dividends from net investment income                    (0.10)      (0.08)     (0.09)         --
 Distributions from net realized gains                   (1.00)      (0.74)     (0.40)         --
                                                        -------------------------------------------
 Total distributions                                     (1.10)      (0.82)     (0.49)         --
Net asset value at end of period                          9.50       10.82      11.23        9.89
---------------------------------------------------------------------------------------------------
Total return (%)                                         (3.32)       4.14      19.42       (1.10) 2

                                RATIOS/SUPPLEMENTAL DATA (%)

Ratio of net operating expenses to average net assets     0.32 5      0.32       0.27 4     0.00 3
Expense reductions reflected in above ratio               0.28        0.29       0.38       0.98 3
Ratio of net investment income to average net assets      0.81        0.87       0.94       1.25 3
Portfolio turnover rate                                     56          69         71         38
Net assets, end of period ($ x 1,000,000)                   37          47         39         32


1 Commencement of operations

2 Not annualized.

3 Annualized.

4 Would have been 0.28% if certain non-routine expenses (proxy fees) had been included.

5 Would have been 0.33% if certain non-routine expenses (interest expense) had been included.

FUND MANAGEMENT


THE INVESTMENT ADVISER for the Institutional Select(R) Funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for 45 mutual funds, including 9 equity index funds.The firm manages assets for more than 6.4 million shareholder accounts. (All figures on this page are as of 10/31/02.)



As the investment adviser, the firm oversees the asset management and administration of the Institutional Select Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/02, these fees were 0.01% for the Institutional Select S&P 500 Fund, 0.01% for the Institutional Select Large-Cap Value Index Fund, and 0.01% for the Institutional Select Small-Cap Value Index Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of, and has overall responsibility for, each of the funds. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.



LARRY MANO, a director and portfolio manager, is responsible for the day-to-day management of the Large-Cap and Small-Cap Value Index Funds. Prior to joining the firm in November 1998, he worked for 20 years in equity index management, most recently at Wilshire Associates, Inc.


16 FUND MANAGEMENT

INVESTING IN THE FUNDS

The following pages tell how to BUY, SELL AND EXCHANGE shares in these funds.

There is also information on INVESTMENT MINIMUMS, distribution options and taxes.

Your INVESTMENT MANAGER can help you make decisions about your investment and can work with you to ANSWER QUESTIONS you may have about investing in the funds.

If you don't have an investment manager, please call 1-800-435-4000.

                                  BUYING SHARES


Shares of the funds may be purchased through certain third-party investment providers, such as investment managers, financial institutions and workplace retirement plans. For a higher minimum investment, shares also may be purchased through a Schwab account.


If you are investing through a third-party investment provider, some of the instructions, minimums and policies described below may be different. Some investment providers may charge transaction or other fees. Contact your investment manager or other investment provider for more information.

                                     STEP 1

CHOOSE A FUND AND DECIDE HOW MUCH YOU WANT TO INVEST. The investment minimums for these funds depend on whether the account is being held by an investment manager or directly by another type of investor, such as an individual.

                        MINIMUM INVESTMENT FOR EACH FUND

Investment manager
initial investment:      $2,500 per client account, and
                         $250,000 for aggregate client accounts in S&P 500 Fund



                         $100,000 for aggregate client accounts in Large-Cap and Small-Cap Value Index Funds (waived until further notice)


Investment manager
additional investment:   $100 per client account

Other investors:         $3,000,000 initial, and $100 additional

                                     STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                   FEATURES

Reinvestment           All dividend and capital gain distributions are invested
                       automatically in shares of your fund

Cash/reinvestment      You receive payment for dividends, while any capital gain
                       distributions are invested in shares of your fund

Cash You receive payment for all dividends and capital gain distributions

                                     STEP 3


PLACE YOUR ORDER USING ANY OF THE METHODS DESCRIBED AT RIGHT. Make checks payable to Charles Schwab & Co., Inc. Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.


18 INVESTING IN THE FUNDS

                                 INSTITUTIONAL
                           SELLING/EXCHANGING SHARES

Use any of the methods described below to sell shares of a fund.

When selling or exchanging shares, please be aware of the following policies:

-     A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The funds reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- As indicated in each fund's fee table, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) as well as variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

                           METHODS FOR PLACING ORDERS

If you are investing through an investment manager, contact your manager directly or the Schwab Signature Services Alliance team at 1-800-515-2157. If you do not have an investment manager, call 1-800-435-4000 for instructions. (1-800-345-2550 for TDD users.)


You are automatically entitled to initiate transactions by telephone. The funds and Schwab employ procedures to confirm the authenticity of telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following telephone instructions that they reasonably believe to be genuine.


                               WHEN PLACING ORDERS


With every order to buy, sell or exchange shares, you will need to include the following information:

-     Your name.

- Your account number (for SchwabLink(R) transactions, investment managers must include the master account and subaccount numbers).

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares via fax, be sure to include the signature of at least one of the persons who is authorized to trade (either an account holder or authorized investment manager).

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-     When selling shares, how you would like to receive the proceeds.

- Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.



                                                       INVESTING IN THE FUNDS 19

                              TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing portfolio securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.



The funds and Schwab reserve certain rights, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact its operations, and orders that appear to be associated with short-term trading activities.

-     To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-     To withdraw or suspend any part of the offering made by this prospectus.

      To revise the redemption fee criteria.

- To waive its early redemption fee in certain instances, including when it determines that such a waiver is in the best interests of the fund and its shareholders.


                             DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is dif-


20 INVESTING IN THE FUNDS
ferent, you should consult with your tax advisor about the tax implications of your investment in a fund.You can also visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any.These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another fund is treated the same as a sale. A sale may result in a capital gain or loss for you.The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.


AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Shareholders also receive information on distributions and transactions in their monthly account statements.



SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single category method.This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the amount of the distribution is subtracted from the share price.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.


                                                       INVESTING IN THE FUNDS 21

NOTES


































22 NOTES

                                                                        NOTES 23

                                  TO LEARN MORE

This prospectus contains important information on the funds and should be read and kept for reference.You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments.The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R).You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.


INSTITUTIONAL SELECT(R) FUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov

SEC FILE NUMBER
Institutional Select Funds      811-7704



                         INSTITUTIONAL SELECT(R) FUNDS

                         Prospectus - February 28, 2003



REG13643FLD-05

Schwab Core Equity Fund(TM)
(formerly Schwab Analytics Fund(R)


                                                                      PROSPECTUS
                                                               February 28, 2003

--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange
Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                           [CHARLES SCHWAB LOGO]

Schwab Core Equity Fund(TM)

      About the fund


            Strategy..................................................   2

            Main risks................................................   3

            Performance...............................................   4

            Fund fees and expenses....................................   4

            Financial highlights......................................   5

            Fund management...........................................   6


      Investing in the fund


            Buying shares.............................................   8

            Selling/exchanging shares.................................   9

            Transaction policies......................................  10

            Distributions and taxes...................................  11

      About the fund


     The Schwab Core Equity Fund(TM) is designed to harness the power of the Schwab Equity Model Development team's proprietary equity rating approach, which rates a large universe of stocks according to each stock's expected performance versus the market.



Schwab rates stocks based on multiple financial and investment metrics that historically have been shown to indicate stock performance. In addition to Schwab Equity Ratings(TM), used for stock selection, the fund's portfolio managers use specialized techniques to construct the portfolio and manage overall risk.



Taken together, these techniques are designed to complement each other in creating a diversified portfolio with risk similar to that of the S&P 500(R) Index but with returns that are intended to be greater.


The fund is designed for long-term investors. Its performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab Core Equity Fund(TM)


TICKER SYMBOL: SWANX

--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL GROWTH.

RISK MANAGEMENT


The fund approaches risk management from the perspective of its benchmark, the S&P 500 Index. The S&P 500 Index includes the common stocks of 500 leading U.S. publicly traded companies from a broad range of industries.


The fund's risk management model is designed to estimate how much return a given investment might produce compared to the benchmark and how much risk it might involve compared to the benchmark. The model is designed to help the fund invest for returns that exceed the S&P 500 Index, while maintaining a risk profile that is very similar to that of the index.
--------------------------------------------------------------------------------
STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. STOCKS. Under normal circumstances, the fund pursues its goal by investing at least 80% of its assets in equity securities of U.S. companies. The fund expects to hold the common stocks of U.S. companies that have market values of approximately $500 million or more. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500(R) Index.


The fund is designed to harness the power of the Schwab Equity Model Development team's proprietary equity rating approach, which objectively evaluates stocks on the basis of a wide variety of investment metrics from four broad categories: fundamentals, valuation, momentum and risk. Historically, these investment criteria have been found by Schwab to indicate stock price performance. Schwab Equity Ratings are designed to identify stocks that will outperform, or underperform, the market as a whole over the next 12 months.



In addition to Schwab Equity Ratings(TM) used for stock selection, the fund's portfolio managers use a risk management model to construct a diversified portfolio with the goal of keeping the fund's volatility similar to that of the S&P 500 Index. The fund may invest in stocks that are outside the S&P 500 Index and weight its stock holdings differently from the index.

      This fund could be appropriate for long-term investors seeking an approach designed to outperform the s&P 500(R) Index.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.


MANY OF THE RISKS OF THIS FUND ARE ASSOCIATED WITH THE LARGE- AND MID-CAP SEGMENTS OF THE U.S. STOCK MARKET. While the fund is not an index fund, its management techniques are likely to result in performance that correlates with the S&P 500(R) Index, during upturns as well as downturns. The fund will take only limited steps to reduce market exposure or to lessen the effects of a declining market.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

The fund includes stocks from many different sectors of the economy, which reduces the impact of the performance of any given industry or stock. But whenever large- and mid-cap U.S. stocks fall behind other types of investments --bonds or small-cap stocks, for instance--the fund's performance also will lag these investments. In addition, because the values of mid-cap stocks may fluctuate more widely than those of large-cap stocks, the fund could be more volatile if it were to increase its holdings of mid-cap stocks.

The fund's management model is based largely on past market behavior. To the extent that market dynamics shift over time, the model may fail to anticipate these shifts, which could affect the fund's ability to outperform its benchmark.


The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. For example, futures contracts, which the fund may use to gain exposure to the stock market for its cash balances, could hurt the fund's performance if they don't perform as expected.





--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31 1

[BAR CHART]


97             31.62
98             28.03
99             27.75
00             -7.71
01            -17.89
02            -19.28



BEST QUARTER: 23.09% Q4 1998



WORST QUARTER: (15.61%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02 1



                                                                           Since
                                                    1 year   5 years   inception
--------------------------------------------------------------------------------
FUND
 Before taxes                                       (19.28)     0.01        6.40 2

 After taxes on distributions                       (19.50)    (1.06)       4.80 2

 After taxes on distributions
 and sale of shares                                 (11.84)     0.09        4.98 2

S&P 500(R) INDEX                                    (22.10)    (0.59)       5.84 3


1 Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

2 Inception: 7/1/96.

3 From: 7/1/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.


FEE TABLE (%)



SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------------------------
                                                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                             0.54

Distribution (12b-1) fees                                                   None

Other expenses                                                              0.37
                                                                           -----
Total annual operating expenses                                             0.91

Expense reduction                                                          (0.16)
                                                                           -----
NET OPERATING EXPENSES*                                                     0.75
                                                                           -----



* Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year     3 years     5 years     10 years
-------------------------------------------
   $77        $274        $488       $1,105



Schwab Core Equity Fund(TM)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                     11/1/01-   11/1/00-    11/1/99-    11/1/98-     11/1/97-
                                                     10/31/02   10/31/01    10/31/00    10/31/99     10/31/98
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                  12.53      18.53       18.91       14.57        13.72
                                                     --------------------------------------------------------
Income or loss from investment operations:

   Net investment income                                 0.08       0.08        0.05        0.06         0.10

   Net realized and unrealized gains or losses          (1.64)     (4.57)       1.08        4.94         2.20
                                                     --------------------------------------------------------
   Total income or loss from investment operations      (1.56)     (4.49)       1.13        5.00         2.30

Less distributions:

   Dividends from net investment income                 (0.08)     (0.07)      (0.04)      (0.09)       (0.12)

   Distributions from net realized gains                   --      (1.44)      (1.47)      (0.57)       (1.33)
                                                     --------------------------------------------------------
   Total distributions                                  (0.08)     (1.51)      (1.51)      (0.66)       (1.45)
                                                     --------------------------------------------------------
Net asset value at end of period                        10.89      12.53       18.53       18.91        14.57
                                                     --------------------------------------------------------
Total return (%)                                       (12.58)    (25.93)       5.75       35.20        18.37

RATIOS/SUPPLEMENTAL DATA (%) 1
-------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                     0.75       0.75        0.75 2      0.75         0.75

Expense reductions reflected in above ratio              0.16       0.13        0.11        0.18         0.37

Ratio of net investment income to
  average net assets                                     0.63       0.55        0.29        0.34         0.70

Portfolio turnover rate                                   114        106          96          99          115

Net assets, end of period ($ x 1,000,000)                 179        210         342         289          192



1 Prior ot June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.


2 Would have been 0.76% if certain non-routine expenses (proxy fees) had been included.

      Fund management


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.



      The investment adviser for the Schwab Core Equity Fund(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6.4 million shareholder accounts. (All figures on this page are as of 10/31/02.)



      As the investment adviser, the firm oversees the asset management and administration of the Schwab Core Equity Fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 10/31/02, this fee was 0.38%. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amount paid, including the effects of reductions.



      GERI HOM, a vice president and senior portfolio manager of the investment adviser, has overall responsibility for fund management. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.



      LARRY MANO, a director and portfolio manager of the investment adviser, is responsible for the day-to-day management of the fund. Prior to joining the firm in November 1998, he worked for 20 years in equity index management.

Investing in the fund

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS

Some Schwab account features can work in tandem with features offered by the fund.

For example, when you sell shares in the fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as Money-Link(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.
--------------------------------------------------------------------------------
BUYING SHARES

Shares of the fund may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

STEP 1

DECIDE HOW MUCH YOU WANT TO INVEST.

MINIMUM INITIAL INVESTMENT                    MINIMUM ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------
$2,500 ($1,000 for retirement                 $500 ($100 for custodial
and custodial accounts)                       accounts and investments through
                                              the Automatic Investment Plan)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
--------------------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are invested
                       automatically in shares of the fund.

CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of the fund.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3


PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc. Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.



Investing in the fund

SELLING/EXCHANGING SHARES

When selling or exchanging shares, please be aware of the following policies:

- The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com


SCHWAB BY PHONE(TM) 1


Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)


Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.


MAIL


Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812.



IN PERSON 1


Visit the nearest Charles Schwab branch office.


You are automatically entitled to initiate transactions by the Internet or telephone. The fund and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the fund and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.



1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.

--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for Schwab-Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect the fund's operations, and orders that appear to be associated with short-term trading activities.

- To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.


--------------------------------------------------------------------------------
TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share price each business day after the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your investment provider. However, some investment providers may arrange with the fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing its securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.



THE FUND RESERVES CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.



Investing in the fund

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS THE FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.
--------------------------------------------------------------------------------
MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of the fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when the fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

NOTES

Schwab Core Equity Fund(TM)


      PROSPECTUS
      February 28, 2003


To learn more

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER
Schwab Core Equity Fund(TM)     811-7704

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000
www.schwab.com/schwabfunds






REG23309FLT-01                                             [CHARLES SCHWAB LOGO]

Schwab MarketMasters Funds(TM)


      PROSPECTUS
      February 28, 2003

--------------------------------------------------------------------------------
      Schwab U.S.
      MarketMasters Fund(TM)

      Schwab Balanced
      MarketMasters Fund(TM)

      Schwab Small-Cap
      MarketMasters Fund(TM)

      Schwab International
      MarketMasters Fund(TM)

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                           [CHARLES SCHWAB LOGO]

Schwab MarketMasters Funds(TM)

      About the funds


            Schwab U.S. MarketMasters Fund(TM) ............    2

            Schwab Balanced MarketMasters Fund(TM) ........    6

            Schwab Small-Cap MarketMasters Fund(TM) .......   10

            Schwab International MarketMasters Fund(TM) ...   14

            Fund management ...............................   18


      Investing in the funds


            Buying shares .................................   24

            Selling/exchanging shares .....................   25

            Transaction policies ..........................   26

            Distributions and taxes .......................   27

ABOUT THE FUNDS


The funds in this prospectus share a "multi-manager" strategy. The funds' investment adviser, Charles Schwab Investment Management, Inc. (CSIM), uses rigorous criteria to select investment managers with proven long-term track records to manage a portion of each fund's assets. By combining the strengths of different managers, the funds bring together a variety of market capitalization ranges across investment styles that include:


VALUE an approach that seeks companies whose stocks appear undervalued in light of factors such as the company's earnings, book value, revenues or cash flow

GROWTH an approach that focuses on a company's prospects for growth of revenue and earnings

BLEND an approach involving elements of value and growth styles


In addition to selecting the investment managers and allocating fund assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each business day, CSIM reviews the funds' holdings, evaluates the performance of the investment managers, watches for any incidental overweighting in a security or industry, and looks for opportunities to offset capital gains with losses.


The talents of seasoned investment managers, along with CSIM's ability to assemble and oversee them, are expected to result in strong, diversified and sound investment choices.


The funds are designed for long-term investors. The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab U.S. MarketMasters Fund(TM)

TICKER SYMBOL: SWOGX

--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH.


SIZES OF STOCKS

The performance of U.S. large-cap stocks is widely followed, in part because they make up so much of the total value of the U.S. stock market.


For example, the 500 companies in the S&P 500(R) Index constitute only about 9% of all the publicly traded companies in the United States, yet they represent approximately 80% of the total value of the U.S. stock market. (All figures are as of 12/31/02.)


Because small- and mid-cap stocks may at times perform differently from large-cap stocks (and from each other), the fund's exposure to these stocks means that its performance is likely to be somewhat different than if it invested in large-cap stocks exclusively.
--------------------------------------------------------------------------------

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES OF U.S. COMPANIES or investments with similar economic characteristics, such as futures. The fund expects to invest a majority of its assets in large- and mid-cap companies, but also may invest in small-cap companies.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.


The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section.



INVESTMENT MANAGER AND ALLOCATION          INVESTMENT STYLE          % OF ASSETS 1
----------------------------------------------------------------------------------
EAGLE ASSET MANAGEMENT, INC.               Large-cap growth                21.7%
HARRIS ASSOCIATES L.P.                     Mid/large-cap value             22.4%
TCW INVESTMENT MANAGEMENT COMPANY          Small/mid-cap blend             19.8%
THORNBURG INVESTMENT MANAGEMENT, INC.      Large-cap blend                 32.8%
CASH                                       --                               3.3%



1 As of December 31, 2002.

      This fund, which emphasizes U.S. stock investments, may make sense for you if you believe in the long-term growth potential of the U.S. stock market.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY OF THE RISKS OF THIS FUND ARE ASSOCIATED WITH THE LARGE- AND MID-CAP SEGMENTS OF THE U.S. STOCK MARKET. Many factors can affect stock market performance. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

THE FUND INCLUDES STOCKS FROM MANY DIFFERENT SECTORS OF THE ECONOMY, WHICH REDUCES THE IMPACT OF THE PERFORMANCE OF ANY GIVEN INDUSTRY OR STOCK. But whenever large- and mid-cap U.S. stocks fall behind other types of investments --bonds or small-cap stocks, for instance--the fund's performance also will lag these investments. Similarly, whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa. Because the values of mid-cap stocks may fluctuate more widely than those of large-cap stocks, the fund could be more volatile if it were to increase its holdings of mid-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and may move sharply, especially during market upturns and downturns. To the extent that the fund invests in these stocks, its performance is affected by their risks.

AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.



Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.


From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund was originally an asset allocation fund with a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS  (%) as of 12/31

[BAR CHART]


97       18.36
98       15.15
99       35.65
00      -11.97
01       -8.67
02      -24.45



BEST QUARTER:  25.72% Q4 1999



WORST QUARTER:(17.80%) Q3 2002


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02


                                                           Since
                                  1 year     5 years     inception
---------------------------------------------------------------------
FUND
 Before taxes                     (24.45)      (1.05)         2.04  1
 After taxes on distributions     (24.45)      (3.05)        (0.07) 1
 After taxes on distributions
 and sale of shares               (15.01)      (1.16)         1.16  1
S&P 500(R)INDEX                   (22.10)      (0.59)         4.44  2


1 Inception: 11/18/96.

2 From: 11/18/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE  (%)


SHAREHOLDER FEES (% of transaction amount)
---------------------------------------------------------------------
                                                                None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------
Management fees*                                                1.00
Distribution (12b-1) fees                                       None
Other expenses*                                                 0.42
                                                               -----
Total annual operating expenses                                 1.42
Expense reduction                                              (0.17)
                                                               -----
NET OPERATING EXPENSES**                                        1.25
                                                               -----



*  Restated to reflect current expenses.



** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years  5 years  10 years
------------------------------------
  $127      $433     $760    $1,687



Schwab U.S. MarketMasters Fund(TM)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                       11/1/01-     11/1/00-     11/1/99-       11/1/98-     11/1/97-
                                                       10/31/02     10/31/01     10/31/00       10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     9.20        13.89        14.06          11.43        11.60
                                                       ---------------------------------------------------------------
Income or loss from investment operations:
    Net investment income                                  0.06         0.38         0.38           0.16         0.32
    Net realized and unrealized gains or losses           (1.68)       (3.21)        1.55           2.91         0.11
                                                       ---------------------------------------------------------------
    Total income or loss from investment operations       (1.62)       (2.83)        1.93           3.07         0.43
Less distributions:
    Dividends from net investment income                  (0.10)       (0.46)       (0.33)         (0.21)       (0.29)
    Distributions from net realized gains                    --        (1.40)       (1.77)         (0.23)       (0.31)
                                                       ---------------------------------------------------------------
    Total distributions                                   (0.10)       (1.86)       (2.10)         (0.44)       (0.60)
                                                       ---------------------------------------------------------------
Net asset value at end of period                           7.48         9.20        13.89          14.06        11.43
                                                       ---------------------------------------------------------------
Total return (%)                                         (17.92)      (22.81)       12.98          27.38         3.87

RATIOS/SUPPLEMENTAL DATA (%) 1
----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
   average net assets 3                                    0.74 4       0.50         0.50 2         0.50         0.50
Expense reductions reflected in above ratio                0.33         0.39         0.38           0.43         0.67
Ratio of net investment income to
   average net assets                                      0.50         3.27         2.34           1.23         2.66
Portfolio turnover rate                                     390          145          179            284          384
Net assets, end of period ($ x 1,000,000)                   129          176          248            181          152



1 Prior to June 3, 2002, the fund used a multi-fund strategy.



2 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.



3 Prior to the fund's change in structure, the expenses incurred by underlying funds in which the fund invested are not included in this ratio.



4 Would have been 0.83% if certain non-routine expenses (proxy fees) had been included.

Schwab Balanced MarketMasters Fund(TM)

TICKER SYMBOL: SWOBX


--------------------------------------------------------------------------------
THE FUND SEEKS CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION AND INVESTMENT STRATEGIES

Asset allocation is a strategy of investing specific percentages of a fund in various asset classes.

Normally the fund expects to invest approximately 45% to 75% of its assets in stocks and other equity securities and the rest in bonds and other debt investments. This allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other debt instruments.

The fund may invest in securities denominated in foreign currencies as well as U.S. dollar-denominated securities of foreign issuers. The fund also may invest in mortgage- or asset-backed securities, as well as derivatives, such as options, futures, and swap agreements. The fund also may use certain investment techniques (such as buy backs or dollar rolls) to obtain market exposure to the instruments in which it invests.
--------------------------------------------------------------------------------

STRATEGY


TO PURSUE ITS GOAL, THE FUND INVESTS IN EQUITY AND FIXED INCOME SECURITIES, AS DESCRIBED AT LEFT. For its equity portion, the fund expects to invest in large- and mid-cap U.S. companies, but also may invest in small-cap companies. For its fixed income portion, the fund expects to invest primarily in investment-grade debt instruments, but also may invest to a limited extent in high yield securities ("junk bonds"), and the weighted average duration of the fixed income portion will normally be within approximately two years of the Lehman Brothers U.S. Aggregate Bond Index, which was 3.79 years, as of December 31, 2002.


CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock and bond prices, and the economy in general. Although each equity investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all equity investment managers look for securities that have the potential for capital appreciation. The fixed income investment manager invests for maximum total return consistent with preservation of capital and prudent investment management.


The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section.



INVESTMENT MANAGER AND ALLOCATION                  INVESTMENT STYLE         % OF ASSETS 1
-----------------------------------------------------------------------------------------
ARONSON+JOHNSON+ORTIZ, LP                          Large-cap value                29.8%
BERGER FINANCIAL GROUP LLC/                        Mid-cap value                  15.3%
PERKINS, WOLF, MCDONNELL & Co.
EAGLE ASSET MANAGEMENT, INC.                       Large-cap growth               10.3%
PACIFIC INVESTMENT                                 Fixed income--
MANAGEMENT COMPANY LLC                             Total return                   42.6%
CASH                                               --                              2.0%



1 As of December 31, 2002.

      Long-term investors seeking a blend of stock and bond investments may want to consider this fund.


MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

THE FUND'S PARTICULAR ASSET ALLOCATION CAN HAVE A SIGNIFICANT EFFECT ON PERFORMANCE. The fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short term. Because the risks and returns of different asset classes can vary widely over any given time period, the fund's performance could suffer if a particular asset class does not perform as expected.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks). Whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.


BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Bonds with longer maturities tend to be more sensitive to this risk. Prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy. If mortgage- or asset-backed securities are paid off, or "called," substantially earlier or later than expected, it could cause capital losses or reduce yields. Prices of foreign bonds may be more volatile than those of comparable bonds from U.S. issuers, for reasons ranging from limited issuer information to the risk of political upheaval. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities falls below the agreed repurchase price, or if the counterparty is unable to honor the agreement. Fund performance also could be affected if an issuer or guarantor of a bond held by the fund fails to make timely principal or interest payments or otherwise honor its obligations.


AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry, investment style or type of bond could unintentionally be smaller or larger than intended.


The fund also could lose money if a swap agreement doesn't perform as expected or if the counterparty to a swap agreement fails to honor the agreement. Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.


From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a different asset allocation strategy and a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS  (%) as of 12/31

[BAR CHART]


97      16.51
98      13.59
99      25.77
00      -5.16
01      -4.97
02      -9.48



BEST QUARTER:   18.58% Q4 1999



WORST QUARTER:  (10.97%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS  (%) as of 12/31/02



                                                                        Since
                                             1 year      5 years      inception
---------------------------------------------------------------------------------
FUND
 Before taxes                                 (9.48)        3.11           5.23 1
 After taxes on distributions                (10.02)        1.00           3.06 1
 After taxes on distributions
 and sale of shares                           (5.82)        1.75           3.41 1
S&P 500(R)Index                              (22.10)       (0.59)          4.44 2
LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX                          10.26         7.55           7.70 2


1 Inception: 11/18/96.

2 From: 11/18/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE  (%)


SHAREHOLDER FEES (% of transaction amount)
----------------------------------------------------------------------
                                                                 None

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------
Management fees*                                                 0.85
Distribution (12b-1) fees                                        None
Other expenses*                                                  0.46
                                                                -----
Total annual operating expenses                                  1.31
Expense reduction                                               (0.21)
                                                                -----
NET OPERATING EXPENSES**                                         1.10
                                                                -----



*  Restated to reflect current expenses.



** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year    3 years   5 years   10 years
--------------------------------------
  $112       $395      $698     $1,561



Schwab Balanced MarketMasters Fund(TM)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                       11/1/01-     11/1/00-      11/1/99-      11/1/98-      11/1/97-
                                                       10/31/02     10/31/01      10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    10.12        13.44         13.44         11.36         11.38
                                                       ---------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                   0.20         0.43          0.45          0.27          0.36
   Net realized and unrealized gains or losses            (0.73)       (2.12)         1.18          2.11          0.18
                                                       ---------------------------------------------------------------
   Total income or loss from investment operations        (0.53)       (1.69)         1.63          2.38          0.54
Less distributions:
   Dividends from net investment income                   (0.24)       (0.52)        (0.35)        (0.30)        (0.34)
   Distributions from net realized gains                     --        (1.11)        (1.28)           --         (0.22)
                                                       ---------------------------------------------------------------
   Total distributions                                    (0.24)       (1.63)        (1.63)        (0.30)        (0.56)
                                                       ---------------------------------------------------------------
Net asset value at end of period                           9.35        10.12         13.44         13.44         11.36
                                                       ---------------------------------------------------------------
Total return (%)                                          (5.55)      (13.95)        12.00         21.28          4.89

RATIOS/SUPPLEMENTAL DATA (%) 1
----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 3                                     0.72 4       0.50          0.50 2        0.50          0.50
Expense reductions reflected in above ratio                0.34         0.39          0.39          0.45          0.69
Ratio of net investment income to
  average net assets                                       1.89         3.67          3.18          2.20          3.21
Portfolio turnover rate                                     380           95           114           244           353
Net assets, end of period ($ x 1,000,000)                    97          118           153           122            93



1 Prior to June 3, 2002, the fund used a multi-fund strategy.



2 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.



3 Prior to the fund's change in structure, the expenses incurred by underlying funds in which the fund invested are not included in this ratio.



4 Would have been 0.76% if certain non-routine expenses (proxy fees) had been included.

Schwab Small-Cap MarketMasters Fund(TM)

TICKER SYMBOL: SWOSX


--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

SMALL-CAP STOCKS AND CAPITAL GROWTH

There are thousands of small-cap companies, which historically have made up approximately 10%-20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.


Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying strong market enthusiasm.

--------------------------------------------------------------------------------

STRATEGY

UNDER NORMAL CIRCUMSTANCES, THE FUND PURSUES ITS GOAL BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES of companies with small market capitalizations or investments with similar economic characteristics, such as futures. Companies with small market capitalizations generally are those with market capitalizations of $2 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2 billion.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.


The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section.



INVESTMENT MANAGER AND ALLOCATION          INVESTMENT STYLE        % OF ASSETS 1
---------------------------------------------------------------------------------
ROYCE & ASSOCIATES, LLC                    Small-cap value               33.9%
TCW INVESTMENT MANAGEMENT COMPANY          Small/mid-cap blend           15.9%
TOCQUEVILLE ASSET MANAGEMENT LP            Small-cap blend               28.1%
VEREDUS ASSET MANAGEMENT LLC               Small-cap growth              20.7%
CASH                                       --                             1.4%



1 As of December 31, 2002.

      For the long-term investor, a small-cap stock investment can be important because of the exposure it provides to a different segment of the stock market.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS FUND ARE THOSE ASSOCIATED WITH SMALL-CAP STOCKS. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).


HISTORICALLY, SMALL-CAP STOCKS HAVE BEEN RISKIER THAN LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when small-cap stocks fall behind other types of investments--bonds or large-cap stocks, for instance--the fund's performance also will lag these investments. The fund includes both value and growth style stocks, in an attempt to reduce the impact of the performance of any given investment style. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.


AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

--------------------------------------------------------------------------------
OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given stock, industry or investment style could unintentionally be smaller or larger than intended.


Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.


From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS  (%) as of 12/31

[BAR CHART]


98         0.61
99        37.88
00       -11.36
01        -0.09
02       -25.92



BEST QUARTER:  24.78% Q4 1999



WORST QUARTER: (24.08%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS  (%) as of 12/31/02



                                                                   Since
                                    1 year     5 years           inception
-----------------------------------------------------------------------------
FUND
 Before taxes                       (25.92)      (1.87)              (1.98) 1
 After taxes on distributions       (25.92)      (2.98)              (3.23) 1
 After taxes on distributions
 and sale of shares                 (15.91)      (1.81)              (1.97) 1
RUSSELL 2000 INDEX                  (20.48)      (1.36)              (1.34) 2


1 Inception: 11/18/96.

2 From: 11/18/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE  (%)


SHAREHOLDER FEES (% of transaction amount)
---------------------------------------------------------------------
                                                                None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------
Management fees*                                                1.30
Distribution (12b-1) fees                                       None
Other expenses*                                                 0.49
                                                               -----
Total annual operating expenses                                 1.79
Expense reduction                                              (0.24)
                                                               -----
NET OPERATING EXPENSES**                                        1.55
                                                               -----



*  Restated to reflect current expenses.



** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years  5 years  10 years
-----------------------------------
  $158      $540     $947    $2,086




Schwab Small-Cap MarketMasters Fund(TM)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                       11/1/01-     11/1/00-      11/1/99-     11/1/98-       11/1/97-
                                                       10/31/02     10/31/01      10/31/00     10/31/99       10/31/98
----------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     8.73        12.27         11.04         8.51           9.93
                                                       ---------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                   0.04         0.41          0.39         0.24           0.21
   Net realized and unrealized gains or losses            (1.54)       (2.68)         1.30         2.34          (1.36)
                                                       ---------------------------------------------------------------
   Total income or loss from investment operations        (1.50)       (2.27)         1.69         2.58          (1.15)
Less distributions:
   Dividends from net investment income                   (0.03)       (0.55)        (0.46)       (0.05)         (0.24)
   Distributions from net realized gains                  (0.02)       (0.72)           --           --          (0.03)
                                                       ---------------------------------------------------------------
   Total distributions                                    (0.05)       (1.27)        (0.46)       (0.05)         (0.27)
                                                       ---------------------------------------------------------------
Net asset value at end of period                           7.18         8.73         12.27        11.04           8.51
                                                       ---------------------------------------------------------------
Total return (%)                                         (17.34)      (19.99)        15.17        30.38         (11.84)

RATIOS/SUPPLEMENTAL DATA (%) 1
----------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 3                                     0.84 4       0.50          0.50 2       0.50           0.50
Expense reductions reflected in above ratio                0.38         0.41          0.41         0.51           0.69
Ratio of net investment income to
  average net assets                                       0.06         4.17          2.86         2.23           2.65
Portfolio turnover rate                                     324          172           128          145            166
Net assets, end of period ($ x 1,000,000)                    81          111           162          123            129



1 Prior to June 3, 2002, the fund used a multi-fund strategy.



2 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.



3 Prior to the fund's change in structure, the expenses incurred by underlying funds in which the fund invested are not included in this ratio.



4 Would have been 0.93% if certain non-routine expenses (proxy fees) had been included.

Schwab International MarketMasters Fund(TM)

TICKER SYMBOL: SWOIX


--------------------------------------------------------------------------------
THE FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

INTERNATIONAL STOCKS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized, as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one investment adviser to maintain expertise in all industries and regions. The multi-manager approach offers a potential solution by allowing CSIM to assemble a combination of investment managers whose strengths lie in different areas.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS A SUBSTANTIAL AMOUNT OF ITS ASSETS IN EQUITY SECURITIES of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

CSIM allocates portions of the fund's assets to several investment managers, who then manage their respective portions of the assets under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including global economic trends, its own outlook for a given market capitalization or investment style category and regions and countries that offer the greatest potential for growth, and the investment managers' performance in various market conditions.

In determining which securities to buy and sell, the investment managers use active management methods--that is, methods based on their judgments about such factors as a company's financial condition and prospects, its stock price, regional and country trends, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific investment style, all investment managers look for securities that have the potential for capital appreciation.


The following table identifies the fund's investment managers, their areas of focus and asset allocation. For more details, see the "Fund management" section.



INVESTMENT MANAGER AND ALLOCATION            INVESTMENT STYLE              % OF ASSETS 1
----------------------------------------------------------------------------------------
AMERICAN CENTURY                             International
INVESTMENT MANAGEMENT, INC.                  small company                       14.7%
ARTISAN PARTNERS LIMITED PARTNERSHIP         International growth                23.7%
HARRIS ASSOCIATES L.P.                       International value                 38.2%
WILLIAM BLAIR & Company, LLC                 International growth                22.8%
CASH                                         --                                   0.6%



1 As of December 31, 2002.

      International stock funds offer access to many foreign markets that can be difficult for individual investors to reach.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS FUND ARE THOSE ASSOCIATED WITH STOCKS IN GENERAL AND INTERNATIONAL STOCKS IN PARTICULAR. Many factors can affect stock market performance. Political and economic news and events can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCKS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses for the fund. International markets--even those that are well established--are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. In addition, during any period when international stocks fall behind other types of investments--bonds or U.S. stocks, for instance--the fund's performance also will lag these investments.

HISTORICALLY, STOCKS OF SMALL COMPANIES HAVE BEEN RISKIER THAN STOCKS OF LARGE- AND MID-SIZED COMPANIES, AND MAY MOVE SHARPLY, ESPECIALLY DURING MARKET UPTURNS AND DOWNTURNS. To the extent that the fund invests in these stocks, its performance is affected by their risks. The fund includes value and growth style stocks, which attempts to reduce the impact of the performance of any given investment style. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

AS WITH ALL ACTIVELY MANAGED FUNDS, THE STRATEGIES OF THE FUND'S MANAGERS--ITS INVESTMENT ADVISER AND INVESTMENT MANAGERS--MAY NOT ACHIEVE THEIR DESIRED RESULTS. For example, with value stocks, the market might fail to recognize the true worth of an undervalued company, or a manager might misjudge that worth. With growth stocks, whose prices depend largely on expectations of companies' future growth, a manager's expectations may prove to be unfounded.

--------------------------------------------------------------------------------
OTHER RISK FACTORS

Because each investment manager makes investment decisions independently, it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund's exposure to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than intended.


Futures contracts, which the fund uses to gain market exposure for its cash balances and to enhance total return, could hurt the fund's performance if they don't perform as expected. The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.


From time to time, the fund may take temporary defensive positions that may be inconsistent with its principal investment policies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the fund may not achieve its investment objective during such times.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance. Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the current strategy and may have been different if it did.

ANNUAL TOTAL RETURNS  (%) as of 12/31

[BAR CHART]


97         6.81
98        13.29
99        74.82
00       -14.42
01       -14.16
02       -18.32



BEST QUARTER:  41.67% Q4 1999



WORST QUARTER: (21.09%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS  (%) as of 12/31/02



                                                               SINCE
                                       1 YEAR    5 YEARS     INCEPTION
-------------------------------------------------------------------------
FUND
  Before taxes                         (18.32)      3.51          4.43  1
  After taxes on distributions         (18.32)      1.63          2.42  1
  After taxes on distributions
  and sale of shares                   (11.25)      2.58          3.13  1
MSCI EAFE INDEX                        (15.94)     (2.89)        (1.91) 2


1 Inception: 10/16/96.

2 From: 10/16/96.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE  (%)


SHAREHOLDER FEES (% of transaction amount)
----------------------------------------------------------------------
Redemption fee*                                                  1.50

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------
Management fees**                                                1.40
Distribution (12b-1) fees                                        None
Other expenses**                                                 0.49
                                                                -----
Total annual operating expenses                                  1.89
Expense reduction                                               (0.24)
                                                                -----
NET OPERATING EXPENSES***                                        1.65
                                                                -----



* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.



**  Restated to reflect current expenses.



*** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years  5 years  10 years
-----------------------------------
  $168      $571     $999    $2,192




Schwab International MarketMasters Fund (TM)

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                    11/1/01-     11/1/00-    11/1/99-     11/1/98-     11/1/97-
                                                    10/31/02     10/31/01    10/31/00     10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($) 1
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                 10.80        15.53       14.84        10.58        10.86
                                                    ------------------------------------------------------------
Income or loss from investment operations:
   Net investment income                                0.10         0.73        0.53         0.11         0.34
   Net realized and unrealized gains or losses         (1.43)       (3.90)       2.49         4.28         0.02
                                                    ------------------------------------------------------------
   Total income or loss from investment operations     (1.33)       (3.17)       3.02         4.39         0.36
Less distributions:
   Dividends from net investment income                (0.07)       (0.77)      (0.49)       (0.13)       (0.34)
   Distributions from net realized gains               (0.66)       (0.79)      (1.84)          --        (0.30)
                                                    ------------------------------------------------------------
   Total distributions                                 (0.73)       (1.56)      (2.33)       (0.13)       (0.64)
                                                    ------------------------------------------------------------
Net asset value at end of period                        8.74        10.80       15.53        14.84        10.58
                                                    ------------------------------------------------------------
Total return (%)                                      (13.65)      (22.41)      18.61        41.92         3.55

RATIOS/SUPPLEMENTAL DATA (%) 1
----------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 3                                  0.93 4       0.50        0.50 2       0.50         0.50
Expense reductions reflected in above ratio             0.33         0.38        0.39         0.47         0.70
Ratio of net investment income to
  average net assets                                    0.60         5.13        1.94         0.94         2.96
Portfolio turnover rate                                  158           51          80          249          236
Net assets, end of period ($ x 1,000,000)                206          215         278          104           74



1 Prior to June 3, 2002, the fund used a multi-fund strategy.



2 Would have been 0.51% if certain non-routine expenses (proxy fees) had been included.



3 Prior to the fund's change in structure, the expenses incurred by underlying funds in which the fund invested are not included in this ratio.



4 Would have been 0.99% if certain non-routine expenses (proxy fees) had been included.

                  Fund Management


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.



                  The investment adviser for the Schwab MarketMasters Funds(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab-Funds(R). The firm manages assets for more than 6.4 million shareholder accounts. (All figures on this page are as of 10/31/02.)



                  As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketMasters Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/02, these fees were 0.55% for the Schwab U.S. MarketMasters Fund, 0.50% for the Schwab Balanced MarketMasters Fund, 0.60% for the Schwab Small-Cap MarketMasters Fund and 0.71% for the Schwab International MarketMasters Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions, and are based on the fees that applied for that period. CSIM pays the investment managers out of the management fee it receives. As of June 3, 2002, a new fee structure went into effect.



                  Subject to oversight by the Board of Trustees, the investment adviser acts as the "manager of managers" for the funds and has overall responsibility for the management of the funds. The investment adviser may recommend the appointment of additional or replacement investment managers to the funds' Board of Trustees. The funds and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the funds to hire or terminate investment managers without shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such agreement is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.



                  JEFFREY MORTIMER, CFA, a vice president and senior portfolio manager of the investment adviser, is responsible for the overall management of the Schwab MarketMasters Funds. Prior to joining the firm in October 1997, he worked for more than eight years in asset allocation and manager selection.



                  KIMBERLY FORMON, CFA, a director and portfolio manager of the investment adviser, co-manages the Schwab MarketMasters Funds. Prior to joining Schwab in June 1999, she worked for ten years in equity and fixed income analysis.

THE FUNDS' INVESTMENT MANAGERS

The table below shows each fund's current investment managers and the individuals who serve as lead managers for each investment manager's portion of fund assets.

SCHWAB U.S. MARKETMASTERS FUND(TM)


                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/02)   KEY MANAGER(S)              EMPLOYMENT EXPERIENCE
----------------------------------------------------------------------------------------------------------------
EAGLE ASSET MANAGEMENT, INC.     1976               Ashi Parikh,                Began investment career in
880 Carillon Parkway             $5.7 billion       Senior Managing Director    1992. Joined Eagle in 1999.
P.O. Box 10520                                      and Chief Investment        From 1996 to 1999, Equity
St. Petersburg, FL 33733-0520                       Officer-Institutional       Team Managing Director and
                                                    Growth Equity               manager of One Group
                                                                                Growth Opportunities Fund
                                                                                and Large Company Growth
                                                                                Fund, Bank One.
----------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.           1976               Robert M. Levy,             Began investment career in
Two North LaSalle                $30.1 billion      C.F.A., Chairman and        1977. Joined Harris Associates
Suite 500                                           Chief Investment Officer    in 1985.
Chicago, IL 60602-3790
                                                    William C. Nygren,          Began investment career in
                                                    C.F.A., Partner and         1982. Joined Harris Associates
                                                    Portfolio Manager           in 1983.
----------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                   1971               Susan I. Schottenfeld,      Began investment career in 1981.
MANAGEMENT COMPANY               $19.6 billion      Managing Director           Joined TCW in 1985 as a Special
865 South Figueroa St.                                                          Situation Analyst, named to
Suite 1800                                                                      current position in 1998.
Los Angeles, CA 90017
----------------------------------------------------------------------------------------------------------------
THORNBURG INVESTMENT             1982               William V. Fries, C.F.A.,   Began investment career in 1970.
MANAGEMENT, INC.                 $5.5 billion       Managing Director,          Joined Thornburg in 1995.
119 East Marcy St.                                  Portfolio Manager
Suite 202
Santa Fe, NM 87501

SCHWAB BALANCED MARKETMASTERS FUND(TM)


                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/02)   KEY MANAGER(S)              EMPLOYMENT EXPERIENCE
----------------------------------------------------------------------------------------------------------------
ARONSON+JOHNSON+ORTIZ, LP        1984               Theodore R. Aronson,        Began investment career in
230 South Broad St.              $7 billion         Managing Principal          1974. Formed Aronson +
20th Floor                                          and Founder                 Partners in 1984.
Philadelphia, PA 19102

                                                    Kevin M. Johnson,           Began investment career in
                                                    Principal-Research          1982. Joined Aronson in 1993.

                                                    Martha E. Ortiz,            Began investment career in
                                                    Principal-Implementation    1983. Joined Aronson in 1987.
----------------------------------------------------------------------------------------------------------------
BERGER FINANCIAL GROUP LLC       1974               --                          --
210 University Blvd.             $14.7 billion
Suite 800
Denver, CO 80206

PERKINS, WOLF, MCDONNELL & Co.   1980               Robert H. Perkins,          Robert H. Perkins began his
310 South Michigan Avenue        $5.1 billion       President and Director      investment career in 1970.
#2600                                                                           He formed Perkins, Wolf,
Chicago, IL 60604                                                               McDonnell in 1981.

                                                    Thomas M. Perkins,          Thomas M. Perkins began his
                                                    Investment Manager          investment career in 1974.
                                                                                He joined Perkins, Wolf,
                                                                                McDonnell in 1998.

                                                    Jeffrey Kautz, C.F.A.,      Jeffrey Kautz began his
                                                    Portfolio Manager           investment career in 1995.
                                                                                He joined Perkins, Wolf,
                                                                                McDonnell in 1997.
----------------------------------------------------------------------------------------------------------------
EAGLE ASSET MANAGEMENT, INC.     1976               Ashi Parikh,                Began investment career in 1992.
880 Carillon Parkway             $5.7 billion       Senior Managing Director    Joined Eagle in 1999. From 1996
P.O. Box 10520                                      and Chief Investment        to 1999, Equity Team Managing
St. Petersburg, FL 33733-0520                       Officer-Institutional       Director and manager of One
                                                    Growth Equity               Group Growth Opportunities Fund
                                                                                and Large Company Growth Fund,
                                                                                Bank One.
----------------------------------------------------------------------------------------------------------------
PACIFIC INVESTMENT               1971               Investment team             Associated with PIMCO and its
MANAGEMENT COMPANY LLC           $304.6 billion     led by William H.           predecessor since inception.
840 Newport Center Dr.                              Gross, Founder
Suite 300                                           and Managing
Newport Beach, CA 92660                             Director



Fund Management

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)


                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/02)   KEY MANAGER(S)              EMPLOYMENT EXPERIENCE
----------------------------------------------------------------------------------------------------------------
ROYCE & ASSOCIATES, LLC          1972               Boniface A. Zaino,          Began investment career in 1968.
1414 Avenue of the Americas      $8.4 billion       Managing Director,          Joined Royce in 1998. From
New York, NY 10019                                  Senior Portfolio            1984 to 1998, Group Managing
                                                    Manager                     Director, Trust Company of the
                                                                                West.
----------------------------------------------------------------------------------------------------------------
TOCQUEVILLE ASSET                1985               P. Drew Rankin,             Began investment career in 1970.
MANAGEMENT LP                    $1.7 billion       Managing Director,          Joined Tocqueville in 1994.
1675 Broadway                                       Portfolio Manager
16th Floor
New York, NY 10019
----------------------------------------------------------------------------------------------------------------
TCW INVESTMENT                   1971               Susan I. Schottenfeld,      Began investment career in 1981.
MANAGEMENT COMPANY               $19.6 billion      Managing Director           Joined TCW in 1985 as a
865 South Figueroa St.                                                          Special Situation Analyst, named
Suite 1800                                                                      to current position in 1998.
Los Angeles, CA 90017
----------------------------------------------------------------------------------------------------------------
VEREDUS ASSET                    1998               B. Anthony Weber,           Began investment career in 1984.
MANAGEMENT LLC                   $947 million       President, Chief            Joined Veredus in 1998. From
6060 Dutchmans Lane                                 Investment Officer          1993 to 1998, President, Senior
Suite 320                                                                       Portfolio Manager, SMC Capital,
Louisville, KY 40205                                                            Inc.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)


                                 YEAR FOUNDED/
                                 ASSETS UNDER
INVESTMENT MANAGER               MANAGEMENT
AND ADDRESS                      (AS OF 12/31/02)   KEY MANAGER(S)              EMPLOYMENT EXPERIENCE
-----------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY INVESTMENT      1958               Henrik Strabo,              Began investment career in 1985.
MANAGEMENT, INC.                 $72.1 billion      Chief Investment            Joined American Century in
4500 Main Street                                    Officer for                 1993.
Kansas City, MO 64111                               International
                                                    Equities

                                                    Lynn Schroeder              Began investment career in 1993.
                                                    Portfolio Manager           Joined American Century in 2000.
                                                                                From 1997 to 2000, Portfolio
                                                                                Manager, Senior Analyst, Driehaus
                                                                                Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------
ARTISAN PARTNERS                 1994               Mark L. Yockey,             Began investment career in 1981.
LIMITED PARTNERSHIP              $19.1 billion      C.F.A., Managing            Joined Artisan Partners in 1995.
1000 N. Water St.                                   Director and
Suite 1770                                          Portfolio Manager
Milwaukee, WI 53202
-----------------------------------------------------------------------------------------------------------------
HARRIS ASSOCIATES L.P.           1976               David G. Herro,             Began investment career in 1986.
Two North LaSalle                $30.1 billion      C.F.A., Partner,            Joined Harris Associates in 1992.
Suite 500                                           Managing Director
Chicago, IL 60602-3790                              International
                                                    Equities and
                                                    Portfolio Manager

                                                    Chad M. Clark,              Began investment career in 1995.
                                                    C.F.A., Analyst and         Joined Harris Associates in 1995.
                                                    Portfolio Manager
-----------------------------------------------------------------------------------------------------------------
WILLIAM BLAIR & COMPANY, LLC     1935               W. George Greig,            Began investment career in 1979.
222 West Adams St.               $11.9 billion      Principal,                  Joined William Blair in 1996.
Chicago, IL 60606                                   International Equity
                                                    Portfolio Manager



Fund Management

                  Investing in the funds

                  As a SchwabFunds(R) investor, you have a number of ways to do business with us.

                  On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS


Some Schwab account features can work in tandem with features offered by the funds.



For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.



For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.

--------------------------------------------------------------------------------

BUYING SHARES


Shares of the funds may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees and require signature guarantees. Contact your investment provider for more information.


STEP 1

CHOOSE A FUND, then decide how much you want to invest.

MINIMUM INITIAL INVESTMENT                  MINIMUM ADDITIONAL INVESTMENT
----------------------------------------------------------------------------------
$2,500 ($1,000 for retirement               $500 ($100 for custodial accounts
and custodial accounts and investments)     through the Automatic Investment Plan)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                      FEATURES
--------------------------------------------------------------------------------------
Reinvestment                All dividends and capital gain distributions are invested
                            automatically in shares of your fund.

Cash/reinvestment mix       You receive payment for dividends, while any capital
                            gain distributions are invested in shares of your fund.

Cash You receive payment for all dividends and capital gain distributions.

STEP 3


PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.



Investing in the funds

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.


When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in its fee table, the Schwab International MarketMasters Fund(TM) charges a redemption fee, payable to the fund, on the sale or exchange of any of its shares that occurs 180 days or less after purchasing them; in attempting to minimize this fee, the fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- The funds reserve the right to honor redemptions in portfolio securities.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(TM) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com


SCHWAB BY PHONE(TM) 1


Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)


Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.


MAIL

Write to SchwabFund at:
P.O. Box 3812
Englewood, CO 80155-3812


IN PERSON 1


Visit the nearest Charles Schwab branch office.


You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.



1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.


--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/ "Login ID."

- Your account number (for Schwab Link transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.
--------------------------------------------------------------------------------


Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.

--------------------------------------------------------------------------------

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations, and orders that appear to be associated with short-term trading activities.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.

- To revise the redemption fee criteria for Schwab International MarketMasters Fund(TM).

- To waive the Schwab International MarketMasters Fund's early redemption fee in certain instances, including when it determines that such a waiver is in the best interests of the fund and its shareholders.


--------------------------------------------------------------------------------
TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the funds' Board of Trustees.


Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the fund's securities may change on days when it is not possible to buy or sell shares of the funds.


THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.



Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.


UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(k) OR OTHER TAX-ADVANTAGED ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.



GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less; long-term if you held the shares longer.



AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.



SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

NOTES

NOTES

SCHWAB MARKETMASTERS FUNDS(TM)

PROSPECTUS

February 28, 2003


To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER
Schwab MarketMasters Funds      811-7704

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section)
WWW.SEC.GOV
PUBLICINFO@SEC.GOV

SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000
WWW.SCHWAB.COM/SCHWABFUNDS


REG23308FLT-01



                                                           [CHARLES SCHWAB LOGO]

Schwab MarketTrack Portfolios(R)

                                                          PROSPECTUS

                                                          February 28, 2003


--------------------------------------------------------------------------------

                                                          All Equity Portfolio

                                                          Growth Portfolio

                                                          Balanced Portfolio

                                                          Conservative Portfolio

As with all mutual funds, the Securities and Exchange
Commission (SEC) has not approved these securities or
passed on whether the information in this prospectus
is adequate and accurate. Anyone who indicates otherwise
is committing a federal crime.                             [CHARLES SCHWAB LOGO]

Schwab MarketTrack Portfolios(R)


      About the portfolios

         Equity Portfolio......................       2

         Growth Portfolio......................       6

         Balanced Portfolio....................      10

         Conservative Portfolio................      14

         Portfolio management..................      18

      Investing in the portfolios

         Buying shares.........................      20

         Selling/exchanging shares.............      21

         Transaction policies..................      22

         Distributions and taxes...............      23

About the portfolios

The portfolios in this prospectus share the same investment approach. Each portfolio seeks to maintain a defined mix of asset classes over time, and each invests mainly in a combination of other SchwabFunds(R), which are managed using indexing strategies. Each portfolio pursues a different investment goal.

This approach is intended to offer the investor key features of two types of investment strategies: asset allocation and indexing. Each portfolio's performance is a blend of the performance of different asset classes or different segments within an asset class.


Indexing, a strategy of tracking the performance of a given market over time, involves looking to an index to determine what securities to own. By investing in a combination of these mutual funds, the portfolios are designed to offer diversification in a single investment.


The portfolios are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

Schwab MarketTrack All Equity Portfolio


TICKER SYMBOL: SWEGX

--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH THROUGH AN ALL-STOCK PORTFOLIO.

ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.


The portfolio's allocation focuses on stock investments for long-term growth. The portfolio seeks to remain close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap stocks and typically does not change its asset allocation.


Because the portfolio must keep a small portion of its assets in cash for business operations, the portfolio's actual investments will be slightly less than 100% in stock funds.
--------------------------------------------------------------------------------
STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation is 100% in stock investments, with certain percentages for different segments of the stock market.

The portfolio invests in other SchwabFunds(R), particularly three of the Equity Index Funds. These underlying funds seek to track the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking, and generally give each stock the same weight as the index does. Each underlying fund focuses on a different segment of the stock market. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:


ALLOCATION      FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP       Schwab S&P 500 Fund. Seeks to track the S&P 500 Index(R), a widely recognized index maintained by Standard & Poor's that includes 500 U.S. publicly traded stocks.

SMALL-CAP       Schwab Small-Cap Index Fund(R). Seeks to track the Schwab Small-
                Cap Index(R), which includes the second-largest 1,000 U.S. stocks as measured by market capitalization.

INTERNATIONAL   Schwab International Index Fund(R). Seeks to track the Schwab
                International Index(R), which includes the largest 350 stocks
                (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the
                United States.


The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio manager monitors the portfolio's holdings and cash flow and manages them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the manager may permit modest deviations from the target allocation for certain periods of time.

      This portfolio's exposure to a broad spectrum of U.S and international stocks may make it a good choice for long-term investors seeking a composite of U.S. and international stock market performance in a single fund.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S STOCK ALLOCATIONS CAN HAVE AN EFFECT ON RETURNS. The risks and returns of different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when segments emphasized by its target allocation are out of favor, or when stocks in general are out of favor.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH STOCK INDEX FUNDS. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

THE VALUES OF CERTAIN TYPES OF STOCKS, SUCH AS SMALL-CAP STOCKS AND INTERNATIONAL STOCKS, MAY FLUCTUATE MORE WIDELY THAN OTHERS. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.

--------------------------------------------------------------------------------
OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


99       25.06
00       -8.91
01      -13.05
02      -20.45



BEST QUARTER: 17.07% Q4 1999



WORST QUARTER: (18.38%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                          Since
                                        1 year        inception
---------------------------------------------------------------
PORTFOLIO

 Before taxes                           (20.45)           (4.41) 1

 After taxes on distributions           (20.83)           (4.90) 1

 After taxes on distributions
  and sale of shares                    (12.52)           (3.59) 1

S&P 500(R)INDEX                         (22.10)           (3.77) 2


1 Inception: 5/19/98.


2 From: 5/19/98.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. As of December 31, 2002, these fees were approximately 0.32% of the portfolio's average net assets based on current investments, and may fluctuate.


FEE TABLE (%)


SHAREHOLDER FEES(% of transaction amount)
------------------------------------------------------------
                                                        None

ANNUAL OPERATING EXPENSES(% of average net assets)
------------------------------------------------------------
Management fees                                         0.44

Distribution (12b-1) fees                               None

Other expenses                                          0.33
                                                       -----
Total annual operating expenses                         0.77

Expense reduction                                      (0.27)
                                                       -----
NET OPERATING EXPENSES*                                 0.50
                                                       -----



* Guaranteed by Schwab and the investment adviser through 02/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years  5 years  10 years
-----------------------------------
   $51      $219     $401      $929



Schwab MarketTrack All Equity Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for its period of operations. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                      11/1/01-           11/1/00      11/1/99-        11/1/98-        5/19/98 1-
                                                      10/31/02          10/31/01      10/31/00        10/31/99         10/31/98
--------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    9.06             12.06         11.48            9.28             10.00
                                                      --------------------------------------------------------------------------
Income or loss from investment operations:

  Net investment income or loss                           0.05              0.22          0.04            0.03             (0.01)

  Net realized and unrealized gains or losses            (1.32)            (2.99)         0.69            2.22             (0.71)
                                                      --------------------------------------------------------------------------
  Total income or loss from investment operations        (1.27)            (2.77)         0.73            2.25             (0.72)

Less distributions:

  Dividends from net investment income                   (0.05)            (0.22)        (0.05)          (0.05)               --

  Distributions from net realized gains                  (0.14)            (0.01)        (0.10)             --                --
                                                      --------------------------------------------------------------------------
  Total distributions                                    (0.19)            (0.23)        (0.15)          (0.05)               --
                                                      --------------------------------------------------------------------------
  Net asset value at end of period                        7.60              9.06         12.06           11.48              9.28
                                                      --------------------------------------------------------------------------
Total return (%)                                        (14.40)           (23.27)         6.37           24.34             (7.20) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 5                                    0.50              0.50          0.56 4          0.54              0.39  3

Expense reductions reflected in above ratio               0.27              0.27          0.27            0.43              0.74  3

Ratio of net investment income or loss to
  average net assets                                      0.58              1.93          0.05            0.13             (0.36) 3

Portfolio turnover rate                                     15                 5             3               6                 2

Net assets, end of period ($ x 1,000,000)                  353               405           441             203               117


1 Commencement of operations.

2 Not annualized.

3 Annualized.

4 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

5 The expense incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

Schwab MarketTrack Growth Portfolio


TICKER SYMBOL: SWHGX

--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS HIGH CAPITAL GROWTH WITH LESS VOLATILITY THAN AN ALL-STOCK PORTFOLIO.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.


The Growth Portfolio's allocation focuses on stock investments, while including some bonds and cash investments to reduce volatility. The portfolio seeks to remain close to the target allocations of 80% stocks, 15% bonds and 5% cash and typically does not change its asset allocation.


The stock allocation is further divided into three segments: 40% of assets for large-cap, 20% for small-cap and 20% for international.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes stock, bond and cash investments.

The portfolio invests mainly in other SchwabFunds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:


ALLOCATION      FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP       Schwab S&P 500 Fund. Seeks to track the S&P 500 Index(R), a widely recognized index maintained by Standard & Poor's that includes 500 U.S. publicly traded stocks.

SMALL-CAP       Schwab Small-Cap Index Fund(R). Seeks to track the Schwab Small-
                Cap Index(R), which includes the second-largest 1,000 U.S. stocks as measured by market capitalization.

INTERNATIONAL   Schwab International Index Fund(R). Seeks to track the Schwab
                International Index(R), which includes the largest 350 stocks
                (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the
                United States.

BOND            Schwab Total Bond Market Fund. Seeks to track the Lehman
                Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.


The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.

      By emphasizing stocks while including other investments to temper market risk, this portfolio could be appropriate for investors seeking attractive long-term growth with potentially lower volatility.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE AN EFFECT ON RETURNS. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when the types of stocks favored by its target allocation are out of favor, or when stocks in general are out of favor.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH STOCK INDEX FUNDS. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

THE VALUES OF CERTAIN TYPES OF STOCKS, SUCH AS SMALL-CAP STOCKS AND INTERNATIONAL STOCKS, MAY FLUCTUATE MORE WIDELY THAN OTHERS. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.

--------------------------------------------------------------------------------
OTHER RISK FACTORS


For the portion of the portfolio's assets that are invested in the bond market, a major risk is that bond prices generally fall when interest rates rise. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected, which could cause capital losses or reduce yields.


While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


96      14.49
97      21.00
98      15.17
99      19.36
00      -4.81
01      -8.43
02     -15.48



BEST QUARTER: 15.70% Q4 1998



WORST QUARTER: (14.15%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                               Since
                                         1 year   5 years  inception
--------------------------------------------------------------------
PORTFOLIO

 Before taxes                            (15.48)     0.25       5.30 1

 After taxes on distributions            (16.02)    (0.53)      4.34 1

 After taxes on distributions
  and sale of shares                      (9.50)    (0.08)      3.97 1

S&P 500(R) INDEX                         (22.10)    (0.59)      7.20 2

LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX                      10.26      7.55       7.48 2


1 Inception: 11/20/95.


2 From: 11/20/95.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. As of December 31, 2002, these fees were approximately 0.29% of the portfolio's average net assets based on current investments, and may fluctuate.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
---------------------------------------------------------------
                                                           None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------
Management fees                                            0.44

Distribution (12b-1) fees                                  None

Other expenses                                             0.31
                                                           ----
Total annual operating expenses                            0.75

Expense reduction                                         (0.25)
                                                           ----
NET OPERATING EXPENSES*                                    0.50
                                                           ----



* Guaranteed by Schwab and the investment adviser through 02/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years  5 years  10 years
-----------------------------------
   $51      $215     $392      $907



Schwab MarketTrack Growth Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                        11/1/01-         11/1/00      11/1/99-        11/1/98-       11/1/97-
                                                        10/31/02        10/31/01      10/31/00        10/31/99       10/31/98
-----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     13.88           17.22         16.37           13.96          13.59
                                                        ---------------------------------------------------------------------
Income or loss from investment operations:

  Net investment income                                     0.19            0.41          0.22            0.18           0.16

  Net realized and unrealized gains or losses              (1.62)          (3.22)         0.94            2.48           0.99
                                                        ---------------------------------------------------------------------
  Total income or loss from investment operations          (1.43)          (2.81)         1.16            2.66           1.15

Less distributions:

  Dividends from net investment income                     (0.24)          (0.44)        (0.18)          (0.22)         (0.16)

  Distributions from net realized gains                    (0.16)          (0.09)        (0.13)          (0.03)         (0.62)
                                                        ---------------------------------------------------------------------
  Total distributions                                      (0.40)          (0.53)        (0.31)          (0.25)         (0.78)
                                                        ---------------------------------------------------------------------
Net asset value at end of period                           12.05           13.88         17.22           16.37          13.96
                                                        ---------------------------------------------------------------------
Total return (%)                                          (10.78)         (16.71)         7.08           19.24           8.85

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 2                                      0.50            0.50          0.56 1          0.58           0.60

Expense reductions reflected in above ratio                 0.25            0.24          0.25            0.33           0.50

Ratio of net investment income to
  average net assets                                        1.35            2.58          1.32            1.21           1.34

Portfolio turnover rate                                       21              10            12               7             14

Net assets, end of period ($ x 1,000,000)                    510             511           566             428            276


1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2 The expense incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

Schwab MarketTrack Balanced Portfolio


Ticker Symbol: SWBGX
-------------------------------------------------------------------------------


THE PORTFOLIO SEEKS BOTH CAPITAL GROWTH AND INCOME.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.


The Balanced Portfolio's allocation is weighted toward stock investments, while including substantial bond investments to add income and reduce volatility. The The portfolio seeks to remain close to the target allocations of 60% stocks, 35% bonds and 5% cash and typically does not change its asset allocation.


The stock allocation is further divided into three segments:30% of assets for large-cap, 15% for small-cap and 15% for international.
-------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other SchwabFunds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:


ALLOCATION      FUND AND INDEX
-------------------------------------------------------------------------------
LARGE-CAP       Schwab S&P 500 Fund. Seeks to track the S&P 500 Index(R), a widely recognized index maintained by Standard & Poor's that includes 500 U.S. publicly traded stocks.

SMALL-CAP       Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
                Small-Cap Index(R), which includes the second-largest 1,000
                U.S. stocks as measured by market capitalization.

INTERNATIONAL   Schwab International Index Fund(R). Seeks to track the Schwab
                International Index(R), which includes the largest 350 stocks
                (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the
                United States.

BOND            Schwab Total Bond Market Fund. Seeks to track the Lehman
                Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.


The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.

      With a blend of asset types that modestly favors stocks, this portfolio may be suitable for intermediate-term investors or for long-term investors with moderate sensitivity to risk.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE A SUBSTANTIAL EFFECT ON PERFORMANCE. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of stocks that perform poorly during a given period.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH INDEX FUNDS. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.


BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE, WHICH CAN AFFECT THE BOND PORTION OF THE PORTFOLIO. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected, which could cause capital losses or reduce yields.


--------------------------------------------------------------------------------
OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


96      11.15
97      17.76
98      13.67
99      14.00
00      -1.03
01      -4.40
02      -9.85



BEST QUARTER: 11.81% Q4 1998



WORST QUARTER: (9.78%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                              Since
                                        1 year   5 years  inception
-------------------------------------------------------------------
PORTFOLIO
 Before taxes                            (9.85)     2.02       5.73 1

 After taxes on distributions           (10.67)     0.88       4.53 1

 After taxes on distributions
  and sale of shares                     (6.04)     1.14       4.16 1

S&P 500(R)INDEX                         (22.10)    (0.59)      7.20 2

LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX                     10.26      7.55       7.48 2


1 Inception: 11/20/95.


2 From: 11/20/95.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. As of December 31, 2002, these fees were approximately 0.31% of the portfolio's average net assets based on current investments, and may fluctuate.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
------------------------------------------------------------
                                                        None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------
Management fees                                         0.44

Distribution (12b-1) fees                               None

Other expenses                                          0.30
                                                        ----
Total annual operating expenses                         0.74

Expense reduction                                      (0.24)
                                                        ----
NET OPERATING EXPENSES*                                 0.50
                                                        ----



* Guaranteed by Schwab and the investment adviser through 02/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years  5 years  10 years
-----------------------------------
   $51      $212     $388      $896




Schwab MarketTrack Balanced Portfolio

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                        11/1/01-        11/1/00      11/1/99-      11/1/98-      11/1/97-
                                                        10/31/02       10/31/01      10/31/00      10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     13.47          15.53         14.85         13.39         12.82
                                                        -----------------------------------------------------------------
Income or loss from investment operations:

  Net investment income                                     0.32           0.45          0.36          0.29          0.25

  Net realized and unrealized gains or losses              (1.22)         (1.92)         0.69          1.57          0.86
                                                        -----------------------------------------------------------------
  Total income or loss from investment operations          (0.90)         (1.47)         1.05          1.86          1.11

Less distributions:

  Dividends from net investment income                     (0.40)         (0.49)        (0.28)        (0.33)        (0.23)

  Distributions from net realized gains                    (0.12)         (0.10)        (0.09)        (0.07)        (0.31)
                                                        -----------------------------------------------------------------
  Total distributions                                      (0.52)         (0.59)        (0.37)        (0.40)        (0.54)
                                                        -----------------------------------------------------------------
Net asset value at end of period                           12.05          13.47         15.53         14.85         13.39
                                                        -----------------------------------------------------------------
Total return (%)                                           (7.08)         (9.72)         7.11         14.18          9.02

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 2                                      0.50           0.50          0.56 1        0.58          0.59

Expense reductions reflected in above ratio                 0.24           0.24          0.25          0.33          0.51

Ratio of net investment income to
  average net assets                                        2.35           3.31          2.46          2.25          2.33

Portfolio turnover rate                                       31             21            18             7            32

Net assets, end of period ($ x 1,000,000)                    462            497           510           403           264


1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2 The expense incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

Schwab MarketTrack Conservative Portfolio


TICKER SYMBOL: SWCGX

--------------------------------------------------------------------------------

THE PORTFOLIO SEEKS INCOME AND MORE GROWTH POTENTIAL THAN AN ALL-BOND
PORTFOLIO.

ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.


The Conservative Portfolio's allocation is weighted toward bond investments, while including substantial stock investments for long-term growth. The portfolio seeks to remain close to the target allocations of 55% bonds, 40% stocks and 5% cash and typically does not change its asset allocation.


The stock allocation is further divided into three segments: 20% of assets for large-cap, 10% for small-cap and 10% for international.
--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE PORTFOLIO MAINTAINS A DEFINED ASSET ALLOCATION. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other SchwabFunds(R), including index funds, which seek to track the total returns of various market indices. Index funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the portfolio's asset allocation:


ALLOCATION      FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP       Schwab S&P 500 Fund. Seeks to track the S&P 500 Index(R), a widely recognized index maintained by Standard & Poor's that includes 500 U.S. publicly traded stocks.

SMALL-CAP       Schwab Small-Cap Index Fund(R). Seeks to track the Schwab
                Small-Cap Index(R), which includes the second-largest 1,000
                U.S. stocks as measured by market capitalization.

INTERNATIONAL   Schwab International Index Fund(R). Seeks to track the Schwab
                International Index(R), which includes the largest 350 stocks
                (as measured by free float-adjusted market capitalization) that are publicly traded in developed securities markets outside the
                United States.

BOND            Schwab Total Bond Market Fund. Seeks to track the Lehman
                Brothers U.S. Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.


The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.

      Conservative investors and investors with shorter time horizons are among those for whom this portfolio was created.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.


THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE A SUBSTANTIAL EFFECT ON PERFORMANCE. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to bonds as well as stocks, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of bonds or stocks that perform poorly during a given period.


MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH INDEX FUNDS. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.


BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE, WHICH CAN AFFECT THE BOND PORTION OF THE PORTFOLIO. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected, which could cause capital losses or reduce yields.


MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. Also, the values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.

--------------------------------------------------------------------------------
OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case an underlying fund's performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows portfolio returns before and after taxes, and compares portfolio performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


96      8.14
97     14.71
98     11.56
99      8.70
00      2.71
01     -0.35
02     -4.02



BEST QUARTER: 8.49% Q2 1997



WORST QUARTER: (5.26%) Q3 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                               Since
                                         1 year   5 years  inception
--------------------------------------------------------------------
PORTFOLIO

 Before taxes                             (4.02)     3.56       5.99 1

 After taxes on distributions             (5.10)     2.03       4.40 1

 After taxes on distributions
  and sale of shares                      (2.47)     2.15       4.12 1

LEHMAN BROTHERS U.S.
AGGREGATE BOND INDEX                      10.26      7.55       7.48 2

S&P 500(R)INDEX                          (22.10)    (0.59)      7.20 2


1 Inception: 11/20/95.


2 From: 11/20/95.


PORTFOLIO FEES AND EXPENSES


The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. As of December 31, 2002, these fees were approximately 0.29% of the portfolio's average net assets based on current investments, and may fluctuate.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
------------------------------------------------------------
                                                        None

ANNUAL OPERATING EXPENSES (% of average net assets)
------------------------------------------------------------
Management fees                                         0.44

Distribution (12b-1) fees                               None

Other expenses                                          0.32
                                                        ----
Total annual operating expenses                         0.76

Expense reduction                                      (0.26)
                                                        ----
NET OPERATING EXPENSES*                                 0.50
                                                        ----



* Guaranteed by Schwab and the investment adviser through 02/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the portfolio's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years  5 years  10 years
-----------------------------------
   $51      $217     $397      $918




Schwab MarketTrack Growth Portfolio

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history for the past five years. Certain information reflects financial results for a single portfolio share. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).



                                                        11/1/01-        11/1/00      11/1/99-        11/1/98-       11/1/97-
                                                        10/31/02       10/31/01      10/31/00        10/31/99       10/31/98
----------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     12.22          13.12         12.73           12.11          11.71
                                                        --------------------------------------------------------------------
Income or loss from investment operations:

  Net investment income                                     0.40           0.49          0.47            0.41           0.35

  Net realized and unrealized gains or losses              (0.78)         (0.80)         0.41            0.68           0.64
                                                        --------------------------------------------------------------------
  Total income or loss from investment operations          (0.38)         (0.31)         0.88            1.09           0.99

Less distributions:

  Dividends from net investment income                     (0.41)         (0.50)        (0.46)          (0.40)         (0.35)

  Distributions from net realized gains                    (0.06)         (0.09)        (0.03)          (0.07)         (0.24)
                                                        --------------------------------------------------------------------
  Total distributions                                      (0.47)         (0.59)        (0.49)          (0.47)         (0.59)
                                                        --------------------------------------------------------------------
Net asset value at end of period                           11.37          12.22         13.12           12.73          12.11
                                                        --------------------------------------------------------------------
Total return (%)                                           (3.29)         (2.39)         6.92            9.13           8.64

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets 2                                      0.50           0.50          0.56 1          0.57           0.58

Expense reductions reflected in above ratio                 0.26           0.27          0.27            0.35           0.64

Ratio of net investment income to
  average net assets                                        3.17           3.85          3.58            3.28           3.26

Portfolio turnover rate                                       32             15            16               8             58

Net assets, end of period ($ x 1,000,000)                    263            211           194             167            115


1 Would have been 0.57% if certain non-routine expenses (proxy fees) had been included.

2 The expense incurred by underlying funds in which the portfolio invests are not included in this ratio. The income received by the portfolio from underlying funds is reduced by those expenses.

      PORTFOLIO MANAGEMENT


THE PORTFOLIOS' INVESTMENT ADVISER, CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., HAS MORE THAN $144 BILLION UNDER MANAGEMENT.



      The investment adviser for the Schwab MarketTrack Portfolios(R) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab-Funds(R). The firm manages assets for more than 6.4 million shareholder accounts. (All figures on this page are as of 10/31/02).



      As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketTrack Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/02, these fees were 0.17% for the All Equity Portfolio, 0.19% for the Growth Portfolio, 0.20% for the Balanced Portfolio and 0.18% for the Conservative Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.


      GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management of the equity portions of the portfolios. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.


      KIMON DAIFOTIS, CFA, is a vice president and senior portfolio manager of the investment adviser. Since joining the firm in September 1997, he has had overall responsibility for the day-to-day management of the bond and cash portions of the portfolios. Prior to joining Schwab, he worked for more than 18 years in research and asset management.

      Investing in the portfolios

      As a SchwabFunds(R) investor, you have a number of ways to do business with us.

      On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS


Some Schwab account features can work in tandem with features offered by the portfolios.



For example, when you sell shares in a portfolio, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts and Automatic Investment Plan (AIP), which lets you set up periodic investments.



For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.

--------------------------------------------------------------------------------

BUYING SHARES


Shares of the portfolios may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies to buy, sell and exchange shares of the portfolios. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees and require signature guarantees. Contact your investment provider for more information.


STEP 1

CHOOSE A PORTFOLIO, then decide how much you want to invest.

MINIMUM INITIAL INVESTMENT                      MINIMUM ADDITIONAL INVESTMENT
--------------------------------------------------------------------------------
$1,000 ($500 for retirement and                 $500 ($100 for custodial
custodial accounts)                             accounts and investments through
                                                the Automatic Investment Plan)

STEP 2

CHOOSE AN OPTION FOR PORTFOLIO DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                          FEATURES
-----------------------------------------------------------------------------------------------------
REINVESTMENT                    All dividends and capital gain distributions are invested
                                automatically in shares of your portfolio.

CASH/REINVESTMENT MIX           You receive payment for dividends, while any capital gain
                                distributions are invested in shares of your portfolio.

CASH                            You receive payment for all dividends and capital gain distributions.

STEP 3


PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc. Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.



Investing in the portfolios

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A PORTFOLIO.

When selling or exchanging shares, please be aware of the following policies:

- A portfolio may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The portfolios reserve the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a portfolio's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the portfolio and share class into which you are exchanging.

- You must obtain and read the prospectus for the portfolio into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com


SCHWAB BY PHONE(TM) 1


Automated voice service or speak with
a representative at 1-800-435-4000
(for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service
at 1-800-272-4922.

SCHWABLINK(R)


Investment professionals should follow
the transaction instructions in the
SchwabLink manual; for technical
assistance, call 1-800-647-5465.


MAIL


Write to SchwabFunds at:
P.O. Box 3812,
Englewood, CO 80155-3812


IN PERSON 1


Visit the nearest Charles Schwab
branch office.


You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.



1 Orders placed in person or through a telephone representative are subject to a service fee, payable to Schwab.


--------------------------------------------------------------------------------
WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the portfolio whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the portfolio into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE PORTFOLIOS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a portfolio's operations, and orders that appear to be associated with short-term trading activities.

- To change or waive a portfolio's investment minimums.

- To suspend the right to sell shares back to a portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.

--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. The portfolios calculate their share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the portfolio (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after the portfolio receives your order from your investment provider. However, some investment providers may arrange with the portfolio for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.


Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of a portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolios.


THE PORTFOLIOS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.



Investing in the portfolios

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except for the Conservative Portfolio, which typically makes income distributions at the end of every calendar quarter.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer.


AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS a portfolio paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.



SCHWAB CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a portfolio just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a portfolio makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.

NOTES

NOTES

Schwab MarketTrack
Portfolios(R)


      PROSPECTUS
      February 28, 2003


To learn more

This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER

Schwab MarketTrack Portfolios(R)    811-7704


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section)
WWW.SEC.GOV
PUBLICINFO@SEC.GOV


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000
WWW.SCHWAB.COM/SCHWABFUNDS



REG13757FLT-05



                             [CHARLES SCHWAB LOGO]

Schwab Focus Funds


     PROSPECTUS
     February 28, 2003


     ---------------------------------------------------------------------------

     Communications Focus Fund

     Financial Services Focus Fund

     Health Care Focus Fund

     Technology Focus Fund

As with all mutual funds, the Securities and Exchange
Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                           [CHARLES SCHWAB LOGO]

Schwab Focus Funds


      About the funds

            Communications Focus Fund ................     2

            Financial Services Focus Fund ............     6

            Health Care Focus Fund ...................    10

            Technology Focus Fund ....................    14

            Fund management ..........................    18

      Investing in the funds


            Buying shares .............................   20

            Selling/exchanging shares .................   21

            Transaction policies ......................   22

            Distributions and taxes ...................   23

      About the funds

Each fund described in this prospectus shares the same basic investment approach. Each fund seeks long-term capital growth by investing in companies in a particular economic sector.

Each fund selects from a base universe of stocks issued by the 2,000 largest companies (as measured by market capitalization) incorporated in the United States, plus any smaller or foreign stocks that are not among these 2,000 but are included in the S&P 500(R) Index. The Communications Focus Fund also may include in its base universe foreign stocks not included in the S&P 500.

The investment adviser for the funds has identified a series of sector-specific factors that historically have signaled superior long-term performance, such as earnings, cash flow, sales and market value. A sophisticated quantitative model sorts the base universe by sector, screens each stock for fundamental and technical factors and assigns weightings to help the adviser construct the portfolios. However, in seeking to lock in gains, limit losses or otherwise maximize a fund's risk-adjusted return, the adviser may adjust the model's output. The adviser periodically reviews the factors used by the model, and may enhance or change them to incorporate the results of new research. If a stock no longer meets the model's investment criteria, the fund may sell it.

Each of the funds is designed for long-term investors. The funds' performance will fluctuate over time, and, as with all investments, future performance may differ from past performance.

Communications Focus Fund



TICKER SYMBOL: SWCFX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE COMMUNICATIONS SECTOR

The U.S. and foreign economies can be divided into sectors, each consisting of a number of related industries. The communications sector includes these types of companies:

- companies involved in telecommunications research, distribution, sales or service

- media companies, including radio and television

- telecommunications equipment makers

- telephone service providers, including providers of local, long-distance, cellular and paging services


In determining whether a company falls within the sector, the investment adviser considers the amount of the company's assets devoted to, and sales and operating income derived from, the sector.

--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE COMMUNICATIONS SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these securities; typically, the actual percentage will be higher. The fund may invest a substantial portion of its assets in common stocks and other equity securities of foreign companies. The fund will concentrate its investments in securities of companies in the communications sector.

The fund expects to invest in all of the types of companies in the communications sector (see sidebar). The fund selects from a base universe of stocks issued by the 2,000 largest companies (as measured by market capitalization) incorporated in the United States, plus any smaller or foreign stocks that are not among these 2,000 but are included in the S&P 500(R) Index. The fund also may include in its base universe foreign stocks not included in the S&P 500.


The investment adviser for the fund has identified a series of sector-specific factors that historically have signaled superior long-term performance, such as earnings, cash flow, sales and market value. A sophisticated quantitative model sorts the base universe by sector, screens each stock for fundamental and technical factors and assigns weightings to help the adviser construct the portfolios. However, in seeking to lock in gains, limit losses or otherwise maximize the fund's risk-adjusted return, the adviser may adjust the model's output. The adviser periodically reviews the factors used by the model, and may enhance or change them to incorporate the results of new research. If a stock no longer meets the model's investment criteria, the fund may sell it.

The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

     Investors who believe that communications firms may be a good long-term investment and are able to accept the risks of sector investing may want to consider this fund.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends, over both the short and the long term. Other factors may affect a single company or an industry, but not the broader market (for example, rising oil prices may lead to a decline in airline stocks).

BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE SECTOR OF THE ECONOMY, YOUR INVESTMENT IS EXPOSED TO THAT SECTOR'S RISKS. Stocks of communications companies may underperform the stock market as a whole, and are likely to have above-average volatility. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share and other competitive challenges posed by joint ventures and mergers between U.S. and foreign firms. Because the fund uses an active model, it could underperform its sector as measured by a sector-specific index. The fund may take only limited steps to reduce sector exposure or to lessen the effects of a declining market. Also, because the fund may invest a substantial portion of its assets in securities of foreign companies, the fund is subject to special risks, such as: changes in currency exchange rates (which can erode market gains or widen losses); lower liquidity; lack of reliable company information; political or economic instability; different accounting methods; and governmental interference associated with some foreign markets.

RISKS OF INDIVIDUAL COMPANIES MAY PLAY A GREATER ROLE WITH THIS FUND because the fund is non-diversified, which means it may invest a larger portion of its assets in a single issuer. In addition, to the extent that the fund invests in companies of a given size, it takes on the risks of that market segment. For example, small- and mid-cap company stocks may be more volatile than large-cap stocks.

THE FUND'S MANAGEMENT MODEL IS BASED ON MARKET HISTORY. If the model fails to capture shifts in market dynamics, or if adjustments to the model do not produce the results expected, fund performance could suffer.

THE FUND MAY BUY AND SELL PORTFOLIO SECURITIES ACTIVELY. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund pursues its strategy.


For example, futures contracts, which the fund may use to gain additional market exposure, could adversely affect the fund's performance if they don't perform as expected.

Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

If the fund invests in any exchange-traded funds, there is the risk that those funds' managers could make decisions that would hurt the fund's performance.

Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount. If the fund invests in any depositary receipts, this could mean that the fund would not be able to realize the full market value of its underlying securities.


--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


01       -29.53
02       -36.22



BEST QUARTER: 21.88% Q4 2002



WORST QUARTER: (25.76%) Q2 2002



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                       Since
                                  1 year           inception
------------------------------------------------------------
FUND

 Before taxes                     (36.22)             (39.19) 1

 After taxes on distributions     (36.45)             (39.28) 1

 After taxes on distributions
 and sale of shares               (22.24)             (28.63)

S&P 500 TELECOMMUNICATION
SERVICES SECTOR INDEX             (34.11)             (29.50) 2

S&P 500(R) INDEX                  (22.10)             (17.02) 2


1 Inception: 7/3/00.


2 From: 7/3/00.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------
Redemption fee*                                           0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------
Management fees                                           0.54

Distribution (12b-1) fees                                 None

Other expenses                                            1.14
                                                         -----
Total annual operating expenses                           1.68

Expense reduction                                        (0.58)
                                                         -----
NET OPERATING EXPENSES**                                  1.10
                                                         -----


* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.


** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years   5 years   10 years
-------------------------------------
  $112      $473      $858     $1,939


Communications Focus Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                11/1/01-    11/1/00-   7/3/00 1-
                                                10/31/02    10/31/01    10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period              4.16        8.13       10.00
                                                --------------------------------
Loss from investment operations:

   Net investment income or loss                    0.03       (0.00) 2     0.00  2

   Net realized and unrealized losses              (1.35)      (3.97)      (1.87)
                                                --------------------------------
   Total loss from investment operations           (1.32)      (3.97)      (1.87)

Less distributions:

   Dividends from net investment income               --       (0.00) 2       --

Net asset value at end of period                    2.84        4.16        8.13
                                                --------------------------------
Total return (%)                                  (31.73)     (48.82)     (18.70) 3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                0.89        0.89  5     0.89  4

Expense reductions reflected in above ratio         0.79        0.40        0.82  4

Ratio of net investment income or loss to
  average net assets                                0.69       (0.02)       0.07  4

Portfolio turnover rate                               94         154          45

Net assets, end of period ($ x 1,000,000)              9          16          32


1 Commencement of operations.

2 Per-share amount was less than $0.01.

3 Not annualized.

4 Annualized.

5 Would have been 0.90% if certain non-routine expenses (interest expense) had been included.

Financial Services Focus Fund



TICKER SYMBOL: SWFFX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.

THE FINANCIAL SERVICES SECTOR

The U.S. and foreign economies can be divided into sectors, each consisting of a number of related industries. The financial services sector includes these types of companies:

- asset management firms

- brokerage companies

- commercial banks

- financial services firms

- insurance companies

- real estate investment trusts
  (REITs)

- savings and loan associations


In determining whether a company falls within the sector, the investment adviser considers the amount of the company's assets devoted to, and sales and operating income derived from, the sector.

--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE FINANCIAL SERVICES SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these securities; typically, the actual percentage will be higher. The fund may invest in common stocks and other equity securities of foreign companies. The fund will concentrate its investments in securities of companies in the financial services sector.


The fund expects to invest in all of the types of companies in the financial services sector (see sidebar). The fund selects from a base universe of stocks issued by the 2,000 largest companies (as measured by market capitalization) incorporated in the United States, plus any smaller or foreign stocks that are not among these 2,000 but are included in the S&P 500(R) Index.



The investment adviser for the fund has identified a series of sector-specific factors that historically have signaled superior long-term performance, such as earnings, cash flow, sales and market value. A sophisticated quantitative model sorts the base universe by sector, screens each stock for fundamental and technical factors and assigns weightings to help the adviser construct the portfolios. However, in seeking to lock in gains, limit losses or otherwise maximize the fund's risk-adjusted return, the adviser may adjust the model's output. The adviser periodically reviews the factors used by the model, and may enhance or change them to incorporate the results of new research. If a stock no longer meets the model's investment criteria, the fund may sell it.


The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

     The fund may appeal to long-term investors who are interested in a fund that seeks to capture the performance potential of the financial services sector.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends, over both the short and the long term. Other factors may affect a single company or an industry, but not the broader market (for example, rising oil prices may lead to a decline in airline stocks).

BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE SECTOR OF THE ECONOMY, YOUR INVESTMENT IS EXPOSED TO THAT SECTOR'S RISKS. Stocks of financial services companies may underperform the stock market as a whole, and are likely to have above-average volatility. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, rising interest rates, credit losses when borrowers default, pricing pressures from increasing competition and difficulties posed by joint ventures and mergers between U.S. and foreign firms. Because the fund uses an active model, it could underperform its sector as measured by a sector-specific index. The fund may take only limited steps to reduce sector exposure or to lessen the effects of a declining market. Also, investments in foreign companies carry special risks such as: changes in currency exchange rates (which can erode market gains or widen losses); lack of reliable company information; and political or economic upheaval.

RISKS OF INDIVIDUAL COMPANIES MAY PLAY A GREATER ROLE WITH THIS FUND because the fund is non-diversified, which means it may invest a larger portion of its assets in a single issuer. In addition, to the extent that the fund invests in companies of a given size, it takes on the risks of that market segment. For example, small- and mid-cap company stocks may be more volatile than large-cap stocks.

THE FUND'S MANAGEMENT MODEL IS BASED ON MARKET HISTORY. If the model fails to capture shifts in market dynamics, or if adjustments to the model do not produce the results expected, fund performance could suffer.

THE FUND MAY BUY AND SELL PORTFOLIO SECURITIES ACTIVELY. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund pursues its strategy.


For example, futures contracts, which the fund may use to gain additional market exposure, could adversely affect the fund's performance if they don't perform as expected.

Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

If the fund invests in any exchangetraded funds, there is the risk that those funds' managers could make decisions that would hurt the fund's performance.

Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount. If the fund invests in any depositary receipts, this could mean that the fund would not be able to realize the full market value of its underlying securities.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


01        -7.94
02        -12.41



BEST QUARTER: 9.72% Q2 2001



WORST QUARTER: (14.27%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                       Since
                                  1 year           inception
------------------------------------------------------------
FUND

 Before taxes                     (12.41)              (0.86) 1

 After taxes on distributions     (12.94)              (1.92) 1

 After taxes on distributions
 and sale of shares                (7.61)              (1.17) 1

S&P 500 FINANCIAL
SECTOR INDEX                      (14.64)              (0.68) 2

S&P 500(R) INDEX                  (22.10)             (17.02) 2


1 Inception: 7/3/00.


2 From: 7/3/00.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------
Redemption fee*                                           0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------
Management fees                                           0.54

Distribution (12b-1) fees                                 None

Other expenses                                            0.78
                                                         -----
Total annual operating expenses                           1.32

Expense reduction                                        (0.22)
                                                         -----
NET OPERATING EXPENSES**                                  1.10
                                                         -----


* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.


** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years   5 years   10 years
-------------------------------------
  $112      $397      $702     $1,571


Financial Services Focus Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).



                                                    11/1/01-    11/1/00-   7/3/00 1-
                                                    10/31/02    10/31/01    10/31/00
------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------
Net asset value at beginning of period                  9.75       11.86       10.00
                                                    --------------------------------
Income or loss from investment operations:

   Net investment income                                0.12        0.09        0.04

   Net realized and unrealized gains or losses         (0.28)      (1.76)       1.82
                                                    --------------------------------
   Total income or loss from investment operations     (0.16)      (1.67)       1.86

Less distributions:

   Dividends from net investment income                (0.09)      (0.06)         --

   Distributions from net realized gains               (0.06)      (0.38)         --
                                                    --------------------------------
Total distributions                                    (0.15)      (0.44)         --
                                                    --------------------------------
Net asset value at end of period                        9.44        9.75       11.86
                                                    --------------------------------
Total return (%)                                       (1.78)     (14.51)      18.60 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                    0.89        0.89        0.89 3

Expense reductions reflected in above ratio             0.43        0.34        1.10 3

Ratio of net investment income to
  average net assets                                    1.20        0.75        1.04 3

Portfolio turnover rate                                  131         151          40

Net assets, end of period ($ x 1,000,000)                 17          21          24


1 Commencement of operations.

2 Not annualized.

3 Annualized.

Health Care Focus Fund



TICKER SYMBOL: SWHFX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONG-TERM CAPITAL GROWTH.


THE HEALTH CARE SECTOR


The U.S. and foreign economies can be divided into sectors, each consisting of a number of related industries. The health care sector includes these types of companies:

- drug and biotechnology companies

- health care facilities operators

- medical product manufacturers and suppliers

- medical providers

- medical services firms


In determining whether a company falls within the sector, the investment adviser considers the amount of the company's assets devoted to, and sales and operating income derived from, the sector.

--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE HEALTH CARE SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these securities; typically, the actual percentage will be higher. The fund may invest in common stocks and other equity securities of foreign companies. The fund will concentrate its investments in securities of companies in the health care sector.


The fund expects to invest in all of the types of companies in the health care sector (see sidebar). The fund selects from a base universe of stocks issued by the 2,000 largest companies (as measured by market capitalization) incorporated in the United States, plus any smaller or foreign stocks that are not among these 2,000 but are included in the S&P 500(R) Index.



The investment adviser for the fund has identified a series of sector-specific factors that historically have signaled superior long-term performance, such as earnings, cash flow, sales and market value. A sophisticated quantitative model sorts the base universe by sector, screens each stock for fundamental and technical factors and assigns weightings to help the adviser construct the portfolios. However, in seeking to lock in gains, limit losses or otherwise maximize the fund's risk-adjusted return, the adviser may adjust the model's output. The adviser periodically reviews the factors used by the model, and may enhance or change them to incorporate the results of new research. If a stock no longer meets the model's investment criteria, the fund may sell it.


The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

     Investors who believe that health care companies offer long-term growth potential may want to consider this fund.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends, over both the short and the long term. Other factors may affect a single company or an industry, but not the broader market (for example, rising oil prices may lead to a decline in airline stocks).

BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE SECTOR OF THE ECONOMY, YOUR INVESTMENT IS EXPOSED TO THAT SECTOR'S RISKS. Stocks of health care companies may underperform the stock market as a whole, and are likely to have above-average volatility. The companies in which the fund invests are affected by many of the same factors, such as legislative or regulatory changes, failure to win government approval for new products, rapid product obsolescence and the high costs of liability should a product or service prove harmful, intense competition for market share and difficulties posed by joint ventures and mergers between U.S. and foreign firms. Because the fund uses an active model, it could underperform its sector as measured by a sector-specific index. The fund may take only limited steps to reduce sector exposure or to lessen the effects of a declining market. Also, investments in foreign companies carry special risks such as: changes in currency exchange rates (which can erode market gains or widen losses); lack of reliable company information; and political or economic upheaval.

RISKS OF INDIVIDUAL COMPANIES MAY PLAY A GREATER ROLE WITH THIS FUND because the fund is non-diversified, which means it may invest a larger portion of its assets in a single issuer. In addition, to the extent that the fund invests in companies of a given size, it takes on the risks of that market segment. For example, small- and mid-cap company stocks may be more volatile than large-cap stocks.

THE FUND'S MANAGEMENT MODEL IS BASED ON MARKET HISTORY. If the model fails to capture shifts in market dynamics, or if adjustments to the model do not produce the results expected, fund performance could suffer.

THE FUND MAY BUY AND SELL PORTFOLIO SECURITIES ACTIVELY. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund pursues its strategy.


For example, futures contracts, which the fund may use to gain additional market exposure, could adversely affect the fund's performance if they don't perform as expected.

Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

If the fund invests in any exchange-traded funds, there is the risk that those funds' managers could make decisions that would hurt the fund's performance.

Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount. If the fund invests in any depositary receipts, this could mean that the fund would not be able to realize the full market value of its underlying securities.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes.
All figures assume distributions were reinvested.

The after-tax figures:


- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes


- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


01       -14.40
02       -24.37



BEST QUARTER: 4.34% Q2 2001



WORST QUARTER: (18.45%) Q1 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02




                                                       Since
                                  1 year           inception
------------------------------------------------------------
FUND

 Before taxes                     (24.37)             (12.98) 1

 After taxes on distributions     (24.51)             (13.27) 1

 After taxes on distributions
 and sale of shares               (14.96)             (10.26) 1

S&P 500 HEALTH CARE
SECTOR INDEX                      (18.82)              (8.88) 2

S&P 500(R) INDEX                  (22.10)             (17.02) 2


1 Inception: 7/3/00.


2 From: 7/3/00.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------
Redemption fee*                                           0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------
Management fees                                           0.54

Distribution (12b-1) fees                                 None

Other expenses                                            0.64
                                                         -----
Total annual operating expenses                           1.18

Expense reduction                                        (0.08)
                                                         -----
NET OPERATING EXPENSES**                                  1.10
                                                         -----


* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.


** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years   5 years   10 years
-------------------------------------
  $112      $367      $641     $1,425


Health Care Focus Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).




                                                      11/1/01-    11/1/00-   7/3/00 1-
                                                      10/31/02    10/31/01    10/31/00
--------------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------
Net asset value at beginning of period                    9.00       10.27       10.00
                                                      --------------------------------
Income or Loss from investment operations:

   Net investment income or loss                          0.03       0.002       (0.00) 2

   Net realized and unrealized gains or losses           (1.90)      (1.10)       0.27
                                                      --------------------------------
   Total income or loss from investment operations       (1.87)      (1.10)       0.27

Less distributions:

   Dividends from net investment income                  (0.01)      (0.00) 2       --

   Distributions from net realized gains                    --       (0.17)         --
                                                      --------------------------------
   Total distributions                                   (0.01)      (0.17)         --
                                                      --------------------------------
Net asset value at end of period                          7.12        9.00       10.27
                                                      --------------------------------
Total return (%)                                        (20.84)     (10.94)       2.70  3

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                      0.89        0.89        0.89  4

Expense reductions reflected in above ratio               0.29        0.28        1.15  4

Ratio of net investment income or loss to
  average net assets                                      0.25        0.06       (0.02) 4

Portfolio turnover rate                                     99          92          41

Net assets, end of period ($ x 1,000,000)                   21          32          28


1 Commencement of operations.

2 Per share amount was less than $0.01.

3 Not annualized.

4 Annualized.

Technology Focus Fund



TICKER SYMBOL: SWTFX


--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK LONGTERM CAPITAL GROWTH.

THE TECHNOLOGY SECTOR

The U.S. and foreign economies can be divided into sectors, each consisting of a number of related industries. The technology sector includes these types of companies:

- companies involved in technology research, distribution, sales or service

- computer hardware and software makers

- defense and aerospace contractors

- electronic equipment makers

- Internet equipment and service providers

- office equipment makers

- semiconductor makers


In determining whether a company falls within the sector, the investment adviser considers the amount of the company's assets devoted to, and sales and operating income derived from, the sector.

--------------------------------------------------------------------------------

STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES IN THE TECHNOLOGY SECTOR. It is the fund's policy that under normal circumstances it will invest at least 80% of its assets in these securities; typically, the actual percentage will be higher. The fund may invest in common stocks and other equity securities of foreign companies. The fund will concentrate its investments in securities of companies in the technology sector.


The fund expects to invest in all of the types of companies in the technology sector (see sidebar). The fund selects from a base universe of stocks issued by the 2,000 largest companies (as measured by market capitalization) incorporated in the United States, plus any smaller or foreign stocks that are not among these 2,000 but are included in the S&P 500(R) Index.



The investment adviser for the fund has identified a series of sector-specific factors that historically have signaled superior long-term performance, such as earnings, cash flow, sales and market value. A sophisticated quantitative model sorts the base universe by sector, screens each stock for fundamental and technical factors and assigns weightings to help the adviser construct the portfolios. However, in seeking to lock in gains, limit losses or otherwise maximize the fund's risk-adjusted return, the adviser may adjust the model's output. The adviser periodically reviews the factors used by the model, and may enhance or change them to incorporate the results of new research. If a stock no longer meets the model's investment criteria, the fund may sell it.


The fund may invest in futures contracts, exchange-traded funds and depositary receipts to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the fund potentially can offset the impact on its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

     The fund is designed for long-term investors seeking a way to gain exposure to the technology segment of the economy.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market wide trends, over both the short and the long term. Other factors may affect a single company or an industry, but not the broader market (for example, rising oil prices may lead to a decline in airline stocks).

BECAUSE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE SECTOR OF THE ECONOMY, YOUR INVESTMENT IS EXPOSED TO THAT SECTOR'S RISKS. Stocks of technology companies may underperform the stock market as a whole, and are likely to have above-average volatility. The companies in which the fund invests are affected by many of the same factors, such as intense price competition, difficulties bringing products to market, product obsolescence caused by competitor innovations, stock prices that are unsupported by revenues, high employee turnover and high labor costs, legislative or regulatory changes, intense competition for market share and difficulties posed by joint ventures and mergers between U.S. and foreign firms. Because the fund uses an active model, it could underperform its sector as measured by a sector-specific index. The fund may take only limited steps to reduce sector exposure or to lessen the effects of a declining market. Also, investments in foreign companies carry special risks such as: changes in currency exchange rates (which can erode market gains or widen losses); lack of reliable company information; and political or economic upheaval.

RISKS OF INDIVIDUAL COMPANIES MAY PLAY A GREATER ROLE WITH THIS FUND because the fund is non-diversified, which means it may invest a larger portion of its assets in a single issuer. In addition, to the extent that the fund invests in companies of a given size, it takes on the risks of that market segment. For example, small- and mid-cap company stocks may be more volatile than large-cap stocks.

THE FUND'S MANAGEMENT MODEL IS BASED ON MARKET HISTORY. If the model fails to capture shifts in market dynamics, or if adjustments to the model do not produce the results expected, fund performance could suffer.

THE FUND MAY BUY AND SELL PORTFOLIO SECURITIES ACTIVELY. If it does, its portfolio turnover rate and transaction costs will rise, which would lower fund performance and increase the likelihood of capital gain distributions.

--------------------------------------------------------------------------------
OTHER RISK FACTORS


Although the fund mainly invests in stocks, its other investment strategies also may involve risks. These risks could affect how well the fund pursues its strategy.


For example, futures contracts, which the fund may use to gain additional market exposure, could adversely affect the fund's performance if they don't perform as expected.

Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

If the fund invests in any exchangetraded funds, there is the risk that those funds' managers could make decisions that would hurt the fund's performance.

Depositary receipts (which represent ownership in a group of stocks or a single stock) may trade at a discount. If the fund invests in any depositary receipts, this could mean that the fund would not be able to realize the full market value of its underlying securities.
--------------------------------------------------------------------------------

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of two indices. The indices are unmanaged and do not include expenses or taxes. All figures assume distributions were reinvested.


The after-tax figures:

- reflect the highest individual federal marginal income tax rates that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account


Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

[BAR CHART]


01      -24.24
02      -35.78



BEST QUARTER: 37.61% Q4 2001



WORST QUARTER: (38.19%) Q3 2001



AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/02



                                                       Since
                                  1 year           inception
------------------------------------------------------------
FUND

 Before taxes                     (35.78)             (39.09) 1

 After taxes on distributions     (35.78)             (39.09) 1

 After taxes on distributions
 and sale of shares               (21.97)             (28.53) 1

S&P 500 INFORMATION TECHNOLOGY
SECTOR INDEX                      (37.41)             (41.07) 2

S&P 500(R) INDEX                  (22.10)             (17.02) 2


1 Inception: 7/3/00.


2 From: 7/3/00.


FUND FEES AND EXPENSES


The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)


SHAREHOLDER FEES (% of transaction amount)
--------------------------------------------------------------
Redemption fee*                                           0.75

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------
Management fees                                           0.54

Distribution (12b-1) fees                                 None

Other expenses                                            0.61

                                                          ----
Total annual operating expenses                           1.15

Expense reduction                                        (0.05)
                                                         -----
NET OPERATING EXPENSES**                                  1.10
                                                         -----


* Charged only on shares you sell 180 days or less after buying them and paid directly to the fund.


** Guaranteed by Schwab and the investment adviser through 2/29/04 (excluding interest, taxes and certain non-routine expenses).



Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.


EXPENSES ON A $10,000 INVESTMENT


1 year   3 years   5 years   10 years
-------------------------------------
  $112      $360      $628     $1,393


Technology Focus Fund

FINANCIAL HIGHLIGHTS


This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).




                                                 11/1/01-   11/1/00-   7/3/00 1-
                                                 10/31/02   10/31/01    10/31/00
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
--------------------------------------------------------------------------------
Net asset value at beginning of period               3.86       8.52       10.00
                                                 -------------------------------
Loss from investment operations:

   Net investment loss                              (0.02)     (0.03)      (0.02)

   Net realized and unrealized losses               (0.94)     (4.63)      (1.46)
                                                 -------------------------------
   Total loss from investment operations            (0.96)     (4.66)      (1.48)
                                                 -------------------------------
Net asset value at end of period                     2.90       3.86        8.52
                                                 -------------------------------
Total return (%)                                   (24.87)    (54.69)     (14.80) 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                 0.89       0.89        0.89  3

Expense reductions reflected in above ratio          0.26       0.27        0.63  3

Ratio of net investment loss to
  average net assets                                (0.57)     (0.65)      (0.63) 3

Portfolio turnover rate                               117        120          37

Net assets, end of period ($ x 1,000,000)              26         39          48


1 Commencement of operations

2 Not annualized.

3 Annualized.

       Fund management


The funds' investment adviser, Charles Schwab Investment Management, Inc., has more than $144 billion under management.



       The investment adviser for the Schwab Focus Funds is Charles Schwab Investment Management, Inc. (CSIM), 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for more than 6.4 million shareholder accounts. (All figures on this page are as of 10/31/02.)



       As the investment adviser, the firm oversees the asset management and administration of the Schwab Focus Funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 10/31/02, these fees were 0.00% for the Communications Focus Fund, 0.13% for the Financial Services Focus Fund, 0.25% for the Health Care Focus Fund and 0.28% for the Technology Focus Fund. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.



       GERI HOM, a vice president and senior portfolio manager of the investment adviser, is responsible for the day-to-day management and has overall responsibility for management of the funds. Prior to joining the firm in March 1995, she worked for nearly 15 years in equity index management.



       LARRY MANO, a director and portfolio manager, is responsible for the day-to-day management of the Technology Focus Fund and Financial Services Focus Fund. Prior to joining the firm in November 1998, he worked for 20 years in equity index management.

Investing in the funds

As a SchwabFunds(R) investor, you have a number of ways to do business with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
SCHWAB ACCOUNTS


Some Schwab account features can work in tandem with features offered by the funds.



For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab account. From your account, you can use features such as MoneyLink(R), which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.



For more information on Schwab accounts, call 1-800-435-4000 or visit the Schwab web site at www.schwab.com.

--------------------------------------------------------------------------------

BUYING SHARES


Shares of the funds may be purchased through a Schwab account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.



The information on these pages outlines how Schwab investors can place "good orders," which are orders made in accordance with the funds' policies, to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees and require signature guarantees. Contact your investment provider for more information.


STEP 1

CHOOSE A FUND, then decide how much you want to invest.

MINIMUM INITIAL INVESTMENT                    MINIMUM ADDITIONAL INVESTMENT
--------------------------------------------------------------------------------
$5,000                                        $500 ($100 for investments through
                                              the Automatic Investment Plan)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                     FEATURES
--------------------------------------------------------------------------------
REINVESTMENT               All dividends and capital gain distributions are
                           invested automatically in shares of your fund.

CASH/REINVESTMENT MIX      You receive payment for dividends, while any capital
                           gain distributions are invested in shares of your
                           fund.

CASH You receive payment for all dividends and capital gain distributions.

STEP 3


PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab and Co., Inc. Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.


Investing in the funds

SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF A FUND.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- As indicated in the funds' fee tables, each fund charges a redemption fee, payable to the fund, on the sale or exchange of any shares that have been held for 180 days or less; in attempting to minimize this fee, a fund will first sell any shares in your account that aren't subject to the fee (including shares acquired through reinvestment or exchange).

- Each fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

METHODS FOR PLACING DIRECT ORDERS

INTERNET

www.schwab.com


SCHWAB BY PHONE(TM) 1


Automated voice service or speak with a representative at 1-800-435-4000 (for TDD service, call 1-800-345-2550).

TELEBROKER(R)

Automated touch-tone phone service at 1-800-272-4922.

SCHWABLINK(R)


Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 1-800-647-5465.


MAIL


Write to SchwabFunds at:
P.O. Box 3812
Englewood, CO 80155-3812



IN PERSON 1


Visit the nearest Charles Schwab branch office.


You are automatically entitled to initiate transactions by the Internet or telephone. The funds and Schwab employ procedures to confirm the authenticity of Internet and telephone instructions. If the funds and Schwab follow these procedures, they will not be responsible for any losses or costs incurred by following Internet or telephone instructions that they reasonably believe to be genuine.



1 Orders placed in-person or through a telephone representative are subject to a service fee, payable to Schwab.


--------------------------------------------------------------------------------
WHEN PLACING ORDERS


With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name or, for Internet orders, your account number/"Login ID."

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers) or, for Internet orders, your password.

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares by mail, be sure to include the signature of at least one of the persons whose name is on the account.

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

- When selling shares, how you would like to receive the proceeds.


Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FUNDS AND SCHWAB RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum as a result of selling or exchanging your shares.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively affect a fund's operations, and orders that appear to be associated with short-term trading activities.

- To change or waive a fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.

- To revise the redemption fee criteria.

- To waive its early redemption fee in certain instances, including when it determines that such a waiver is in the best interests of the fund and its shareholders.

--------------------------------------------------------------------------------

TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The funds calculate their share prices each business day after the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding.

Orders to buy, sell or exchange shares that are received in good order prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through a third-party investment provider, please consult with that investment provider to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your investment provider. However, some investment providers may arrange with a fund for you to receive the share price next calculated after your investment provider has received your order. Some investment providers may require that they receive orders prior to a specified cut-off time.


In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.



THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT LEFT.


Investing in the funds

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another SchwabFund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS their fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.


SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


--------------------------------------------------------------------------------
MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
--------------------------------------------------------------------------------

NOTES

NOTES

SCHWAB FOCUS FUNDS


      PROSPECTUS
      February 28, 2003



                                                           [CHARLES SCHWAB LOGO]


To learn more

This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.

SEC FILE NUMBER
Schwab Focus Funds        811-7704

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
1-202-942-8090 (Public Reference Section) www.sec.gov publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000
www.schwab.com/schwabfunds



REG14593FLT-03

                       STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB EQUITY INDEX FUNDS

                               SCHWAB S&P 500 FUND
                               SCHWAB 1000 FUND(R)
                         SCHWAB SMALL-CAP INDEX FUND(R)
                     SCHWAB TOTAL STOCK MARKET INDEX FUND(R)
                       SCHWAB INTERNATIONAL INDEX FUND(R)


                                FEBRUARY 28, 2003



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2003 (as amended from time to time).



To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.


The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

Schwab S&P 500 Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund are series of Schwab Capital Trust (a trust), and Schwab 1000 Fund is a series of Schwab Investments (a trust).

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS..................   2
MANAGEMENT OF THE FUNDS...................................................  20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................  31
INVESTMENT ADVISORY AND OTHER SERVICES....................................  32
BROKERAGE ALLOCATION AND OTHER PRACTICES..................................  35
DESCRIPTION OF THE TRUSTS.................................................  38
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES.....................................................  39
TAXATION..................................................................  41
CALCULATION OF PERFORMANCE DATA...........................................  43

            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS


The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.


                        INVESTMENT OBJECTIVES AND INDEXES

Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.

There is no guarantee the funds will achieve their objectives.

THE SCHWAB S&P 500 FUND'S investment objective is to seek to track the price and dividend performance (total return) of common stocks of U. S. companies, as represented by Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R)).

The S&P 500 is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks with each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

It is the Schwab S&P 500 Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the S&P 500. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab S&P 500 Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Schwab S&P 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Schwab S&P 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Schwab S&P 500 Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Schwab S&P 500 Fund. S&P has no obligation to take the needs of the Schwab S&P 500 Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Schwab S&P 500 Fund shares or in the determination or calculation of the equation by which the Schwab S&P 500 Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Schwab S&P 500 Fund's shares.

S&P does not guarantee the accuracy and /or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Schwab S&P 500 Fund, its shareholders or any other person or entity from the use of the S&P 500(R) Index or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

THE SCHWAB 1000 FUND'S investment objective is to match the price and dividend performance (total return) of the Schwab 1000 Index(R), an index created to represent to performance of publicly traded equity securities of the 1,000 largest U.S. companies.

To be included in the Schwab 1000 Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the New York Stock Exchange (NYSE), American Stock Exchange
(AMEX) or the NASDAQ/NMS and (3) its market value must place it among the top 1,000 such companies as measured by market capitalization (share price times the number of shares outstanding). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


As of October 31, 2002, the aggregate market capitalization of the stocks included in the Schwab 1000 Index was approximately $9.2 trillion. This represents approximately 90% of the total market value of all publicly traded U.S. companies, as represented by the Wilshire 5000 Total Market Index.


It is the Schwab 1000 Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the Schwab 1000 Index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

THE SCHWAB SMALL-CAP INDEX FUND'S investment objective is to seek to track the performance of a benchmark index that measures total return of small capitalization U.S. stocks.

The Schwab Small-Cap Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index(R) (Small-Cap Index). The Schwab Small-Cap Index was created to represent the performance of equity securities of the second 1,000 largest U.S. companies, ranked by market capitalization (share price times the number of shares outstanding).

To be included in the Schwab Small-Cap Index, a company must satisfy all of the following criteria: (1) it must be an "operating company" (i.e., not an investment company) or a real estate investment trust incorporated in the United States, its territories or possessions; (2) a liquid market for its common shares must exist on the NYSE, AMEX or the NASDAQ/NMS and (3) its market value must place it among the second-largest 1,000 such companies as measured by market capitalization (i.e., from the company with a rank of 1,001 through the company with a rank of 2,000). The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.

It is the Schwab Small-Cap Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND'S investment objective is to seek to track the total return of the entire U.S. stock market.


In pursuing its objective, the fund uses the Wilshire 5000 Total Market Index to measure the total return of the U.S. stock market. The Wilshire 5000 Total Market Index is representative of the performance of the entire U.S. stock market. The index measures the performance of all U.S. headquartered equity securities with readily available pricing data. It is a market-value weighted index consisting of approximately 5700 stocks as of October 31, 2002. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


It is the Schwab Total Stock Market Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates, Inc. The fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, and Wilshire Associates is not in any way affiliated with the fund. Wilshire Associates makes no representation regarding the advisability of investing in the fund or in any stock included in the Wilshire 5000.

Because it would be too expensive to buy all of the stocks included in the index, the investment adviser may use statistical sampling techniques in an attempt to replicate the total return of the U.S. stock market using a smaller number of securities. These techniques use a smaller number of index securities than that included in the index, which, when taken together, are expected to perform similarly to the index. These techniques are based on a variety of factors, including capitalization, dividend yield, price/earnings ratio, and industry factors.

THE SCHWAB INTERNATIONAL INDEX FUND'S investment objective is to seek to track the performance of a benchmark index that measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the United States.

The Schwab International Index Fund intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index(R) (International Index). The International Index was created to represent the performance of common stocks and other equity securities issued by large publicly traded companies from countries around the world with major developed securities markets, excluding the United States.

To be included in the International Index the securities must be issued by an operating company (i.e., not an investment company) whose principal trading market is in a country with a major developed securities market outside the United States. In addition, the market value of the company's outstanding securities must place the company among the top 350 such companies as measured by free-float adjusted market capitalization (share price times the number of shares available for purchase by international investors). The free-float available for purchase by international investors generally excludes shares held by strategic investors (such as governments, corporations, controlling shareholders and management) and shares subject to foreign ownership restrictions. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index. By tracking the largest companies in developed markets, the index represents the performance of what some analysts deem the "blue chips" of international markets. The index also is designed to provide a broad representation of the international market, by limiting investments by country to no more than 35% of the total market capitalization of the index. The International Index was first made available to the public on July 29, 1993.

It is the Schwab International Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in stocks included in the benchmark index. The fund will notify its shareholders at least 60 days before changing this policy.

The Schwab 1000 Index(R), Small-Cap Index and International Index were developed and are maintained by Schwab. Schwab receives no compensation from the funds for maintaining the indexes. Schwab reviews and, as necessary, revises the lists of companies whose securities are included in the Schwab 1000 Index, the Small-Cap Index and the International Index usually annually. Companies known by Schwab to meet or no longer meet the inclusion criteria may be added or deleted as appropriate. Schwab also will modify each index as necessary to account for corporate actions (e.g., new issues, repurchases, stock dividends/splits, tenders, mergers, stock swaps, spin-offs or bankruptcy filings made because of a company's inability to continue operating as a going concern).

Schwab may change the Schwab 1000 Index and the Small-Cap Index inclusion criteria if it determines that doing so would cause the Schwab 1000 Index and the Small-Cap Index to be more representative of the domestic equity market. Schwab also may change the International Index inclusion criteria if it determines that doing so would cause the International Index to be more representative of the large, publicly traded international company equity market. In the future, the Board of Trustees, may take necessary and timely action to change the benchmark index for the Schwab Small-Cap Index Fund, including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the small-cap U.S. stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees also may take necessary and timely action to change the benchmark index for the Schwab International Index Fund, including selecting a new one, should it decide that such changes would better enable the fund to seek its objective of tracking the international stock sector and taking such action would be in the best interest of the fund's shareholders. The Board of Trustees may select another index for the Schwab 1000 Fund, subject to shareholder approval, should it decide that taking such action would be in the best interest of the fund's shareholders.

A particular stock's weighting in the Small-Cap Index or the Schwab 1000 Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding), divided by the total market capitalization of its index.

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A particular stock's weighting in the International Index is based on its relative free-float adjusted market value, divided by the total free-float adjusted market capitalization of the index.

                         INVESTMENT STRATEGIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments, unless its index is so concentrated.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

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DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. This structure allows the holder of the convertible bond to participate in

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

share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.


Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.


Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the Schwab International Index Fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Schwab International Index Fund.




















FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the Schwab International Index Fund normally engages in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.


FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The funds may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission
(CFTC) licenses and regulates on foreign exchanges.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its ability to track the performance of its index as closely as possible, a fund may purchase futures contracts representative of its index or securities in its index. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the Schwab International Index Fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. In regards to the Schwab Total Stock Market Index Fund and Schwab Small-Cap Index Fund, because there is not currently available any futures contract tied directly to either the total return of the U.S. stock market or the funds' indices, there is no guarantee that this strategy will be successful. Each fund may enter into futures contracts for these or other reasons.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily as the values of the futures contracts fluctuate. This process is known as "marking-to-market". The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5 % of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While the funds intend to purchase and sell futures contracts in order to simulate full investment in the securities comprising their respective indices, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the funds incur transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

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ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


INDEXING STRATEGIES involve tracking the securities represented in, and, therefore, performance of an index. Each fund normally will invest at least 80% of its assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.


INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risk than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

Each fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the funds will be covered, which means that the funds will own the securities subject to the option so long as the option is outstanding.


A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will earmark or segregate cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its total assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.


REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short - from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).


Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.


SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the funds, including those managed by its investment adviser. Because other investment companies employ investment advisers and other service providers, investments by a fund may cause shareholders to pay duplicative fees.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. For example, short sales may be used as a quantitative technique to assemble a portfolio whose performance is expected to track that of the index. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them below the largest 1,000 such companies. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and the Schwab Small-Cap Index Fund's and the Schwab Total Stock Market Index Fund's respective positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Schwab Small-Cap Index Fund and the Schwab Total Stock Market Index Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks (like the Schwab Small-Cap Index Fund and the Schwab Total Stock Market Index Fund) may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each fund may, in certain circumstances, substitute a similar stock for a security in its index.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of each fund's outstanding voting shares.

EACH OF THE SCHWAB S&P 500 FUND, SCHWAB 1000 FUND, SCHWAB SMALL-CAP INDEX FUND, AND SCHWAB INTERNATIONAL INDEX FUND MAY NOT:

1) Borrow money, except to the extent permitted under the Investment Company 1940 Act (the "1940 Act"), the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

IN ADDITION, EACH OF THE SCHWAB S&P 500 FUND, SCHWAB SMALL-CAP INDEX FUND AND SCHWAB INTERNATIONAL INDEX FUND MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

IN ADDITION, THE SCHWAB 1000 FUND MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act.

THE SCHWAB TOTAL STOCK MARKET INDEX FUND MAY NOT:

1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the 1940 Act;

2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder; and

3) (i) Purchase or sell commodities, commodities contracts, futures or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The SEC defines concentration as investing 25% or more of a fund's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

7)       Invest more than 15% of its net assets in illiquid securities.

IN ADDITION, THE SCHWAB SMALL-CAP INDEX FUND

1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab Small-Cap Index.

IN ADDITION, THE SCHWAB INTERNATIONAL INDEX FUND

1) Intends to achieve its investment objective by tracking the price and dividend performance (total return) of the Schwab International Index.

IN ADDITION, THE SCHWAB TOTAL STOCK MARKET INDEX FUND MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.


                             MANAGEMENT OF THE FUNDS


Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.



This information is provided as of 10/31/02. Each of the officers and/or trustees also serves in the same capacity as described for the trusts, for The Charles Schwab Family of Funds and Schwab Annuity Portfolios (the "fund complex"), which as of 10/31/02, included 45 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:



NAME AND DATE           POSITION(S)      TERM OF OFFICE     PRINCIPAL             OTHER DIRECTORSHIPS
OF BIRTH                WITH THE         AND LENGTH OF      OCCUPATIONS DURING
                        TRUST            TIME SERVED 1      THE PAST FIVE YEARS
                                   INDEPENDENT TRUSTEES
DONALD F. DORWARD       Trustee           Trustee of         Chief Executive
September 23, 1931                        Schwab Capital     Officer, Dorward &
                                          Trust since        Associates
                                          1993.              (corporate
                                                             management,
                                                             marketing and
                                                             communications
                                                             consulting firm).
                                                             From 1996 to 1999,
                                                             Executive Vice
                                                             President and
                                                             Managing Director,
                                                             Grey Advertising.

ROBERT G. HOLMES        Trustee           Trustee of         Chairman, Chief
May 15, 1931                              Schwab Capital     Executive Officer
                                          Trust since 1993.  and Director,
                                                             Semloh Financial,
                                                             Inc.
                                                             (international
                                                             financial services
                                                             and investment
                                                             advisory firm).

DONALD R. STEPHENS      Trustee           Trustee of         Managing Partner,
June 28, 1938                             Schwab Capital     D.R. Stephens &
                                          Trust since 1993.  Company
                                                             (investments).
                                                             Prior to 1996,
                                                             Chairman and Chief
                                                             Executive



1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.


                                                             Officer of North
                                                             American Trust
                                                             (real estate
                                                             investment trust).

MICHAEL W. WILSEY       Trustee           Trustee of         Chairman and Chief
August 18, 1943                           Schwab Capital     Executive Officer,
                                          Trust since 1993.  Wilsey Bennett,
                                                             Inc. (truck and
                                                             air
                                                             transportation,
                                                             real estate
                                                             investment and
                                                             management, and
                                                             investments).

MARIANN BYERWALTER      Trustee           Trustee of         Chairman of JDN      Ms. Byerwalter also is
August 13, 1960                           Schwab Capital     Corporate Advisory   on the Board of
                                          Trust since 2000.  LLC. From 1996 to    Trustees of Stanford
                                                             2001, Ms.            University, America
                                                             Byerwalter was the   First Companies,
                                                             Vice President for   Omaha, NE (venture
                                                             Business Affairs     capital/fund
                                                             and Chief            management), Redwood
                                                             Financial Officer    Trust, Inc. (mortgage
                                                             of Stanford          finance), Stanford
                                                             University and, in   Hospitals and Clinics,
                                                             2001, Special        SRI International
                                                             Advisor to the       (research), PMI Group,
                                                             President of         Inc. (mortgage
                                                             Stanford             insurance) and Lucile
                                                             University. 2        Packard Children's
                                                                                  Hospital; Director until
                                                                                  2002, LookSmart, Ltd.
                                                                                  (an Internet infrastructure
                                                                                  company).

WILLIAM A. HASLER        Trustee          Trustee of         Co-Chief Executive   Mr. Hasler also is on
November 22, 1941                         Schwab Capital     Officer, Aphton      the Board of Directors
                                          Trust since 2000.  Corporation (bio-    of Solectron
                                                             pharmaceuticals).    Corporation
                                                             Prior to August      (manufacturing),
                                                             1998, Mr. Hasler     Tenera, Inc. (services
                                                             was Dean of the      and software),
                                                             Haas School of       Airlease Ltd.
                                                             Business at the      (aircraft leasing),
                                                             University of        Mission West
                                                             California,          Properties



2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                                                                  (commercial real
                                                             Berkeley (higher     estate) and
                                                             education).          Digital Microwave
                                                                                  Corporation
                                                                                  (a network
                                                                                  equipment
                                                                                  corporation).

GERALD B. SMITH         Trustee           Trustee of         Since 1990,          Mr. Smith is also on
September 28, 1950                        Schwab Capital     Chairman and Chief   the Board of Directors
                                          Trust since 2000.  Executive Officer    of Rorento N.V.
                                                             and founder of       (investments -
                                                             Smith Graham & Co.   Netherlands) and
                                                             (investment          Cooper Industries
                                                             advisors).           (electrical products,
                                                                                  tools and hardware),
                                                                                  and is a member of the
                                                                                  audit committee of
                                                                                  Northern Border
                                                                                  Partners, L.P.
                                                                                  (energy); Director until
                                                                                  2002, Pennzoil Quaker State
                                                                                  Company (oil and gas).

                                 INTERESTED TRUSTEES

CHARLES R. SCHWAB 3     Chairman and      Chairman and       Chairman, Co-Chief   Director, U.S. Trust
July 29, 1937           Trustee           Trustee of         Executive Officer    Corporation, United
                                          Schwab Capital     and Director, The    States Trust Company
                                          Trust since 1993.  Charles Schwab       of New York; The Gap,
                                                             Corporation; Chief   Inc. (a clothing
                                                             Executive Officer    retailer), Siebel Systems
                                                             and Director,        (a software company) and
                                                             Schwab Holdings,     Xign, Inc. (a developer
                                                             Inc.; Chairman and   of electronic payment
                                                             Director, Charles    systems); Trustee, Board
                                                             Schwab & Co.,        of Trustees of Stanford
                                                             Inc., Charles        University, since 1993;
                                                             Schwab Investment    Director until January
                                                             Management, Inc.;    1999, Schwab Retirement
                                                             Chairman, Charles    Plan Services, Inc.,
                                                             Schwab Holdings      Mayer &
                                                             (UK); Chairman and
                                                             Chief Executive
                                                             Officer, Schwab
                                                             (SIS) Holdings,
                                                             Inc. I, Schwab



3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                             International        Schweitzer, Inc. (a
                                                             Holdings, Inc.       securities brokerage
                                                                                  subsidiary of The
                                                                                  Charles Schwab
                                                                                  Corporation),
                                                                                  Performance
                                                                                  Technologies, Inc.
                                                                                  (technology company),
                                                                                  TrustMark, Inc.;
                                                                                  Director until July
                                                                                  2001, The Charles
                                                                                  Schwab Trust Company;
                                                                                  Director until March 2002,
                                                                                  Audiobase, Inc. (full-
                                                                                  service audio solutions
                                                                                  for the Internet); Director
                                                                                  until May 2002, Vodaphone
                                                                                  AirTouch PLC (a tele-
                                                                                  communications company).

JOHN PHILIP COGHLAN     Trustee           Trustee of         Vice Chairman and    Director, Performance
May 6, 1951                               Schwab Capital     Executive Vice       Technologies, Inc.,
                                          Trust since 2000.  President, The       (technology company);
                                                             Charles Schwab       Director, Charles
                                                             Corporation; Vice    Schwab Asset
                                                             Chairman and         Management (Ireland)
                                                             President -          Ltd. and Charles
                                                             Individual           Schwab Worldwide Funds
                                                             Investor             PLC until March 2002.
                                                             Enterprise,
                                                             Charles Schwab &
                                                             Co., Inc.;
                                                             Director, Charles
                                                             Schwab Investment
                                                             Management, Inc.;
                                                             President, Chief
                                                             Executive Officer
                                                             and Director, The
                                                             Charles Schwab
                                                             Trust Company;
                                                             Chairman and
                                                             Director, Schwab
                                                             Retirement Plan
                                                             Services, Inc.,
                                                             Schwab Retirement
                                                             Technologies, Inc.
                                                             (formerly
                                                             TrustMark, Inc.).
                                                             Prior to July
                                                             2002, Mr.

                                                             Coghlan
                                                             was Vice Chairman
                                                             and Enterprise
                                                             President,
                                                             Retirement Plan
                                                             Services and
                                                             Services for
                                                             Investment
                                                             Managers, Charles
                                                             Schwab & Co., Inc.

JEFFREY M. LYONS 3      Trustee           Trustee of         Executive Vice
February 22, 1955                         Schwab Capital     President, Asset
                                          Trust since 2002.  Management
                                                             Products &
                                                             Services since
                                                             September 2001,
                                                             Charles Schwab &
                                                             Co., Inc. Prior
                                                             to September 2001,
                                                             Mr. Lyons was
                                                             Executive Vice
                                                             President, Mutual
                                                             Funds, Charles
                                                             Schwab & Co., Inc.

                                              OFFICERS

RANDALL W. MERK         President and     Officer of         President and
July 25, 1954           Chief             Schwab Capital     Chief Executive
                        Executive         Trust since 2002.  Officer, Charles
                        Officer                              Schwab Investment
                                                             Management, Inc.
                                                             and Executive Vice
                                                             President, Charles
                                                             Schwab & Co.,
                                                             Inc.  Prior to
                                                             September 2002,
                                                             Mr. Merk was
                                                             President and
                                                             Chief Investment
                                                             Officer, American



3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                             Century Investment
                                                             Management, and
                                                             Director, American
                                                             Century Companies,
                                                             Inc. (June 2001 to
                                                             August 2002);
                                                             Chief Investment
                                                             Officer, Fixed
                                                             Income, American
                                                             Century Companies,
                                                             Inc. (January 1997
                                                             to June 2001).

TAI-CHIN TUNG           Treasurer and     Officer of         Senior Vice          Director, Charles
March 7, 1951           Principal         Schwab Capital     President and        Schwab Asset
                        Financial         Trust since 1996.  Chief Financial      Management (Ireland)
                        Officer.                             Officer, Charles     Limited and Charles
                                                             Schwab Investment    Schwab Worldwide Funds
                                                             Management, Inc.;    PLC.
                                                             Vice President,
                                                             The Charles Schwab
                                                             Trust Company.

STEPHEN B. WARD         Senior Vice       Officer of         Director, Senior
April 5, 1955           President and     Schwab Capital     Vice President and
                        Chief             Trust since 1991.  Chief Investment
                        Investment                           Officer, Charles
                        Officer.                             Schwab Investment
                                                             Management, Inc.;
                                                             Chief Investment
                                                             Officer, The
                                                             Charles Schwab
                                                             Trust Company.

KOJI E. FELTON          Secretary         Officer of         Senior Vice
March 13, 1961                            Schwab Capital     President, Chief
                                          Trust since 1998.  Counsel and
                                                             Assistant

                                                             Corporate
                                                             Secretary, Charles
                                                             Schwab Investment
                                                             Management, Inc.
                                                             Prior to June
                                                             1998, Mr. Felton
                                                             was a Branch Chief
                                                             in Enforcement at
                                                             the U.S.
                                                             Securities and
                                                             Exchange
                                                             Commission in San
                                                             Francisco.


The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


At the May 22, 2002 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                BOARD COMMITTEES


Each trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trusts; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



Each trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2002. Unless otherwise stated, information is for the fund complex.



--------------------------------------------------------------------------------------------------------------
                             Aggregate Compensation 1
                                   from the:
---------------------------------------------------------------------------------------------------------------------
                                                    Schwab                        Pension or
                                          Schwab     Total                        Retirement
                                          Small-     Stock                          Benefits
                    Schwab     Schwab        Cap    Market            Schwab      Accrued as                Total
Name of            S&P 500       1000      Index     Index     International    Part of Fund    Compensation from
Trustee               Fund       Fund       Fund      Fund        Index Fund        Expenses       Fund Complex 2
---------------------------------------------------------------------------------------------------------------------
Charles R.               0          0          0         0                 0             N/A                    0
Schwab
------------------------------------------------------------------------------------------------------------------------
John Philip              0          0          0         0                 0             N/A                    0
Coghlan
------------------------------------------------------------------------------------------------------------------------
Jeremiah H.              0          0          0         0                 0             N/A                    0
Chafkin 3
------------------------------------------------------------------------------------------------------------------------
Jeffrey M.               0          0          0         0                 0             N/A                    0
Lyons 4
------------------------------------------------------------------------------------------------------------------------
Mariann            $ 8,593    $ 7,207    $ 2,452     $ 948           $ 2,021             N/A            $ 152,025
Byerwalter
------------------------------------------------------------------------------------------------------------------------
Donald F.          $ 8,666    $ 7,304    $ 2,473     $ 954           $ 2,039             N/A            $ 153,025
Dorward
------------------------------------------------------------------------------------------------------------------------
William A.         $ 8,666    $ 7,304    $ 2,473     $ 954           $ 2,039             N/A            $ 153,025
Hasler
------------------------------------------------------------------------------------------------------------------------
Robert G.          $ 8,666    $ 7,304    $ 2,473     $ 954           $ 2,039             N/A            $ 153,025
Holmes
------------------------------------------------------------------------------------------------------------------------
Gerald B.          $ 8,593    $ 7,207    $ 2,452     $ 948           $ 2,021             N/A            $ 152,025
Smith
------------------------------------------------------------------------------------------------------------------------
Donald R.          $ 8,593    $ 7,207    $ 2,452     $ 948           $ 2,021             N/A            $ 152,025
Stephens
------------------------------------------------------------------------------------------------------------------------
Michael W.         $ 8,666    $ 7,304    $ 2,473     $ 954           $ 2,039             N/A            $ 153,025
 Wilsey
------------------------------------------------------------------------------------------------------------------------



1 Compensation for the fiscal period ending October 31,2002.

2 Unless otherwise stated, information is for the fund complex, which included 45 funds as of October 31, 2002.

3 Mr. Chafkin resigned from the board effective May 22, 2002.

4 Appointed to the board on May 22, 2002.

The following table provides information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.



------------------------------------------------------------------------------------------------------------
                             Dollar Range of Trustee Ownership of Equity Securities in
                                                       the:
                             ---------------------------------------------------------

                                                                  Schwab
                                                                   Total
                                                                   Stock                    Aggregate Dollar
                                                         Schwab   Market            Schwab  Range Of Trustee
         Name of           Schwab S&P       Schwab    Small-Cap    Index     International  Ownership In the
         Trustee             500 Fund    1000 Fund   Index Fund     Fund        Index Fund      Fund Complex
------------------------------------------------------------------------------------------------------------
Charles R. Schwab           $ 10,001-         Over         Over     None         $ 50,001-    Over $ 100,000
                            $  50,001    $ 100,000    $ 100,000                  $ 100,000
------------------------------------------------------------------------------------------------------------
Jeffrey M. Lyons                 Over         Over         Over     None         $ 50,001-    Over $ 100,000
                            $ 100,000    $ 100,000    $ 100,000                  $ 100,000
------------------------------------------------------------------------------------------------------------
Jeremiah H. Chafkin              None         None         None     None              None    Over $ 100,000

------------------------------------------------------------------------------------------------------------
John P. Coghlan                  None    $ 10,001-    $ 10,001-     None         $ 10,001-    Over $ 100,000
                                         $  50,000    $  50,000                  $  50,000
------------------------------------------------------------------------------------------------------------
Mariann Byerwalter               None    $ 10,001-         None     None              None         $ 10,001-
                                         $  50,000                                                 $  50,000
------------------------------------------------------------------------------------------------------------
Donald F. Dorward                None    $ 10,001-         None     None              None    Over $ 100,000
                                         $  50,000
------------------------------------------------------------------------------------------------------------
William A. Hasler                None         None         None     None              None         $ 50,001-
                                                                                                   $ 100,000
------------------------------------------------------------------------------------------------------------
Robert G. Holmes                 None    $ 10,001-         None     None              None    Over $ 100,000
                                         $  50,000
------------------------------------------------------------------------------------------------------------
Gerald B. Smith                  None         None         None     None              None    Over $ 100,000

------------------------------------------------------------------------------------------------------------
Donald R. Stephens               None         None         None     None              None    Over $ 100,000

------------------------------------------------------------------------------------------------------------
Michael W. Wilsey                Over         None         None     None              None    Over $ 100,000
                            $ 100,000
------------------------------------------------------------------------------------------------------------


                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 6, 2003, the officers and trustees of the trusts, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of any class of each fund:



As of February 6, 2003, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:



SCHWAB S&P 500 FUND - INVESTOR SHARES
The Charles Schwab Trust Co.                                                   22.73%

SCHWAB S&P 500 FUND - ESHARES(R)
The Charles Schwab Trust Co.                                                   11.03%

SCHWAB S&P 500 FUND - SELECT SHARES(R)
The Charles Schwab Trust Co                                                    13.73%
Schwab MarketTrack All Equity Portfolio                                         5.30%

SCHWAB 1000 FUND(R) - INVESTOR SHARES
The Charles Schwab Trust Co.                                                    5.82%

SCHWAB 1000 FUND(R) - SELECT SHARES(R)
The Charles Schwab Trust Co.                                                    6.19%

SCHWAB SMALL-CAP FUND(R) - SELECT SHARES(R)
Schwab MarketTrack Growth Fund                                                 16.70%
Schwab MarketTrack All Equity Fund                                             14.40%
Schwab MarketTrack Balanced Fund                                               11.50%
The Charles Schwab Trust Co.                                                    7.31%

SCHWAB TOTAL STOCK MARKET INDEX FUND - INVESTOR SHARES
The Charles Schwab Trust Co.                                                    7.86%

SCHWAB INTERNATIONAL INDEX FUND - SELECT SHARES(R)
Schwab MarketTrack All Equity Fund                                             19.70%
Schwab MarketTrack Growth Fund                                                 19.30%
Schwab MarketTrack Balanced Fund                                               13.30%
Schwab MarketTrack Conservative Fund                                            5.10%

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and each trust. Schwab is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation 1. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to the Schwab S&P 500 Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.20% of the fund's average daily net assets not in excess of $500 million, and 0.17% of such net assets over $500 million.

Prior to February 28, 2000, for its advisory and administrative services to the Schwab S&P 500 Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.36% of the fund's average daily net assets not in excess of $1 billion, 0.33% of the next $1 billion and 0.31% of such net assets over $2 billion.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab S&P 500 Fund paid investment advisory fees of $10,171,000, $10,820,000 and $11,534,000, respectively (fees were reduced by $1,992,000, $2,316,000 and $6,009,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares, the e.Shares(R) and the Select Shares(R) will not exceed 0.37%, 0.28% and 0.19% respectively, of the average daily net assets of each class.


For its advisory and administrative services to the Schwab 1000 Fund the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million and 0.22% of such assets over $500 million.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab 1000 Fund paid investment advisory fees of $12,053,000, $14,298,000 and $16,517,000, respectively (fees were reduced by $888,000, $756,000 and $451,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 29,2004, total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares for the Schwab 1000 Fund will not exceed 0.51% and 0.36% respectively, of the average daily net assets of each class.


For its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.33% of the fund's average daily net assets not in excess of $500 million, and 0.28% of such net assets over $500 million.

1 Effective May 9, 2003, Charles R. Schwab will step down as Co-Chief Executive Officer.

Prior to February 28, 2000, for its advisory and administrative services to the Schwab Small-Cap Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.50% of the fund's average daily net assets not in excess of $300 million and 0.45% of such assets over $300 million.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab Small-Cap Index Fund paid investment advisory fees of $3,715,000, $3,395,000 and $2,836,000, respectively (fees were reduced by $1,112,000, $1,263,000 and
$1,623,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares(R) for the Schwab Small-Cap Index Fund will not exceed 0.60% and 0.42%, respectively, of the average daily net assets of each class.


For its advisory and administrative services to the Schwab Total Stock Market Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.30% of the fund's average daily net assets not in excess of $500 million, and 0.22% of such net assets over $500 million.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab Total Stock Market Index Fund paid investment advisory fees of $508,000, $348,000 and $293,000, (fees were reduced by $1,072,000, $1,067,000 and $940,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares for the Schwab Total Stock Market Index Fund will not exceed 0.58%, and 0.39%, respectively, of the average daily net assets of each class.


For its advisory and administrative services to the Schwab International Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.43% of the average daily net assets not in excess of $500 million, and 0.38% of such net assets over $500 million.


Prior to February 28, 2000, for its advisory and administrative services to the International Index Fund, the investment adviser was entitled to receive an annual fee, accrued daily and paid monthly, of 0.70% of the fund's average daily net assets not in excess of $300 million and 0.60% of such assets over $300 million.



For the fiscal years ended October 31, 2002, 2001, 2000, the Schwab International Index Fund paid investment advisory fees of $3,048,000, $3,395,000 and $3,269,000, respectively (fees were reduced by $1,542,000, $1,669,000 and $2,327,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares for the Schwab International Index Fund will not exceed 0.69% and 0.50%, respectively, of the average daily net assets of each class.


The amount of the expense cap of a fund is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trusts' agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets.

For the services performed as shareholder services agent under its contract with each share class of each fund, Schwab is entitled to receive an annual fee, payable monthly from each share class of each fund, in the amount of 0.20% of Investor Shares' and 0.05% of Select Shares'(R) and e.Shares'(R) average daily net assets.

                         CUSTODIANS AND FUND ACCOUNTANT


Brown Brothers Harriman & Co., 40 Water Street, Boston MA 02109, serves as custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund. PFPC Trust Company, 8800 Tinicum Blvd. Third Floor Suite 200, Philadelphia, PA 19153 serves as custodian to the Schwab S&P 500 Fund, Schwab 1000 Fund, and Schwab Total Stock Market Fund. SEI Investments, Global Funds Services (formerly SEI Investments, Mutual Funds Services), One Freedom Valley Dr. Oaks, Pennsylvania 19456, serves as fund accountant for the funds.


The custodians are responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trusts and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2002, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. The funds do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. The funds' portfolio turnover rates are in the financial highlight tables in the prospectus.

                             PORTFOLIO TRANSACTIONS


The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.



The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.



The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.



The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.



The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.



The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.


In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab S&P 500 Fund paid brokerage commissions of $435,947, $411,950 and $556,689, respectively.



For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab 1000 Fund(R) paid brokerage commissions of $340,058, $391,945 and $676,353, respectively.



For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab Small-Cap Index Fund paid brokerage commissions of $1,280,501, $3,840,472 and $1,443,453, respectively.

For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab Total Stock Market Index Fund paid brokerage commissions of $67,810, $74,244 and $88,990, respectively.



For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab International Index Fund paid brokerage commissions of $153,079, $396,361 and $589,760, respectively.


                             REGULAR BROKER-DEALERS


The fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2002, the fund purchased securities issued by the following regular broker-dealers:



SCHWAB S&P 500 FUND



                                                                   Value of Fund's Holdings as of
         Regular Broker-Dealer                                                   October 31, 2002
-------------------------------------------------------------------------------------------------
       Bear Stearns Cos., Inc.                                                       $  4,410,000

     Goldman Sachs Group, Inc.                                                       $ 25,296,000

       J.P. Morgan Chase & Co.                                                       $ 30,401,000

Lehman Brothers Holdings, Inc.                                                       $  9,440,000

     Merrill Lynch & Co., Inc.                                                       $ 24,092,000

                Morgan Stanley                                                       $ 31,246,000



SCHWAB 1000 FUND



                                                                   Value of Fund's Holdings as of
            Regular Broker-Dealer                                                October 31, 2002
-------------------------------------------------------------------------------------------------
          Bear Stearns Cos., Inc.                                                    $  3,106,000

        Goldman Sachs Group, Inc.                                                    $ 17,907,000

Investment Technology Group, Inc.                                                    $    833,000

          J.P. Morgan Chase & Co.                                                    $ 21,740,000

   Lehman Brothers Holdings, Inc.                                                    $  6,774,000

        Merrill Lynch & Co., Inc.                                                    $ 17,222,000

                   Morgan Stanley                                                    $ 22,445,000



SCHWAB SMALL-CAP INDEX FUND



                                                                   Value of Fund's Holdings as of
Regular Broker-Dealer                                                            October 31, 2002
-------------------------------------------------------------------------------------------------
Jefferies Group, Inc.                                                                 $ 2,907,000

SCHWAB TOTAL STOCK MARKET INDEX FUND



                                                                   Value of Fund's Holdings as of
            Regular Broker-Dealer                                                October 31, 2002
-------------------------------------------------------------------------------------------------
          Bear Stearns Cos., Inc.                                                     $   832,000

        Goldman Sachs Group, Inc.                                                     $ 1,668,000

Investment Technology Group, Inc.                                                     $    72,000

          J.P. Morgan Chase & Co.                                                     $ 2,027,000

            Jefferies Group, Inc.                                                     $    33,000

   Lehman Brothers Holdings, Inc.                                                     $   629,000

        Merrill Lynch & Co., Inc.                                                     $ 1,590,000

                   Morgan Stanley                                                     $ 2,082,000



SCHWAB INTERNATIONAL INDEX FUND



                                                                   Value of Fund's Holdings as of
Regular Broker-Dealer                                                            October 31, 2002
-------------------------------------------------------------------------------------------------
 ABN AMRO Holdings NV                                                                 $ 4,377,000


                            DESCRIPTION OF THE TRUSTS

Each fund, except the Schwab 1000 Fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993. The Schwab 1000 Fund is a series of Schwab Investments, an open-end investment management company organized as a Massachusetts business trust on October 26, 1990. Each fund is composed of multiple classes of shares:
Select Shares(R), Investor Shares and, for the Schwab S&P 500 Fund, e.Shares(R).

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investment, minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of each trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Each Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. Each Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, each Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, each trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.


   PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING SHARES
                  PURCHASING AND REDEEMING SHARES OF THE FUNDS



The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2003:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.


As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.


Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund reserves the right to waive the early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and (iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, each share class of a fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.


The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and their treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the Schwab International Index Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. It is expected that the Schwab International Index Fund will have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and it will make this election. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either credit the tax against U.S. income taxes, subject to certain limitations described in the Code or deduct their pro rata share of foreign taxes, but not for alternative minimum tax purposes (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes.

The Schwab International Index Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the Schwab International Index Fund does invest in PFICs, it may elect to treat the PFIC as a "qualified fund" or mark-to-market its investments in PFICs annually. In either case, the Schwab International Index Fund may be required to distribute amounts in excess of realized income and gains. To the extent that the Schwab International Index Fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the fund's shareholders. Therefore, the payment of this tax would reduce the Schwab International Index Fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                                                        10 Years or
                                                                                               from Commencement of
                                          One Year ended       Five Years ended October   Operations to October 31,
Fund (Commencement of Operations)       October 31, 2002                       31, 2002                        2002
-------------------------------------------------------------------------------------------------------------------
Schwab S&P 500 Fund -
  Investor Shares (5/1/96)                        (15.32%)                         0.39%                       5.96%
     After-tax Returns:
     On Distribution                              (15.65%)                         0.03%                       5.61%
     On Distribution and Sale                      (9.36%)                         0.19%                       4.76%
    e.Shares(R)(5/1/96)                           (15.32%)                         0.45%                       6.04%
    Select Shares(R)(5/19/97)                     (15.20%)                         0.56%                       2.36%

Schwab 1000 Fund -
  Investor Shares (4/2/91)                        (13.87%)                         0.80%                       9.51%
     After-tax Returns:
     On Distribution                              (14.16%)                         0.49%                       9.01%
     On Distribution and Sale                      (8.48%)                         0.52%                       7.82%
  Select Shares (5/19/97)                         (13.77%)                         0.93%                       2.90%

Schwab Small-Cap Index Fund-
  Investor Shares (12/3/93)                       (13.66%)                        (1.14%)                      6.15%
     After-tax Returns:
     On Distribution                              (14.40%)                        (2.31%)                      5.37%
     On Distribution and Sale                      (7.59%)                        (1.04%)                      4.97%
  Select Shares (5/19/97)                         (13.62%)                        (1.04%)                      2.79%

Schwab Total Stock Market Index Fund              (12.86%)                            -                       (8.68%)
  Investor Shares (6/1/99)
     After-tax Returns:                           (13.17%)                            -                       (8.89%)
     On Distribution                               (7.86%)                            -                       (6.85%)
     On Distribution and Sale                     (12.81%)                            -                       (8.56%)
  Select Shares (6/1/99)

Schwab International Index Fund -                 (13.34%)                        (3.63%)                      1.57%
  Investor Shares (9/9/93)
     After-tax Returns:                           (13.72%)                        (4.05%)                      1.15%
     On Distribution                               (8.16%)                        (3.01%)                      1.09%
     On Distribution and Sale                     (13.31%)                        (3.53%)                     (3.60%)
  Select Shares (5/19/97)


Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2002.



Name of Fund (Commencement of Operations)                               Cumulative Total Return
----------------------------------------                                -----------------------
Schwab S&P 500 Fund -
     Investor Shares (5/1/96)                                                             45.68%
     e.Shares(R)(5/1/96)                                                                  46.47%
     Select Shares (5/19/97)                                                              13.55%
Schwab 1000 Fund -
     Investor Shares (4/2/91)                                                            191.32%
     Select Shares (5/19/97)                                                              16.84%
Schwab Small-Cap Fund -
     Investor Shares (12/3/93)                                                            70.24%
     Select Shares (5/19/97)                                                              16.21%
Schwab Total Stock Market Index Fund -
     Investor Shares (6/1/99)                                                            (26.73%)
     Select Shares (6/1/99)                                                              (26.42%)
Schwab International Index Fund -
     Investor Shares (9/9/93)                                                             15.28%
     Select Shares (5/19/97)                                                             (18.11%)


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                                 TAX EFFICIENCY

Taxes can erode the returns a shareholder earns from a mutual fund investment and are an important, and often overlooked, factor when evaluating a mutual fund's performance. For many mutual funds, shareholder tax liability is of minimal concern in the investment management process. In contrast, the investment adviser of the Schwab 1000, International and Total Stock Market Funds employs specific investment strategies designed to minimize capital gain distributions while achieving each fund's investment objective. These strategies include selling the highest tax cost securities first, not re-balancing the portfolio to reflect changes in their indexes, trading only round-lots or large blocks of securities and focusing on individual tax lots in deciding when and how to manage the realization of capital gains. In addition, the investment adviser monitors, analyzes and evaluates each fund's portfolio as well as market conditions to carefully manage necessary trading activity and to determine when there are opportunities to realize capital losses, which offset realized capital gains. These policies will be utilized to the extent they do not have a material effect on each fund's ability to track or match the performance of its index. They may affect the composition of a fund's index holdings as compared to the index. By deferring or avoiding the realization of capital gains, where possible, until an investor sells shares, unrealized gains can accumulate in a fund, helping to build the value of a shareholder's investment. In addition, shareholders are given greater control over the timing of the recognition of such gains and the impact on their tax situations. There can be no assurance that the investment adviser will succeed in avoiding realized net capital gains.

The Schwab 1000, International and Total Stock Market Funds may refer to recent studies that analyze certain techniques and strategies these funds may use to promote the advantages of investing in a series that is part of a large, diverse mutual fund complex. From time to time, a fund may include discussions in advertisements of the income tax savings shareholders may experience as a result of their policy of limiting portfolio trading in order to reduce capital gains. This information may be supplemented by presentations of statistical data illustrating the extent of such income tax savings and the impact of such savings on the yield and/or total return of the funds. In addition, such advertisements may include comparisons of the funds' performance against that of investment products that do not employ the funds' policy of seeking to limit capital gains.

                      STATEMENT OF ADDITIONAL INFORMATION

                           SCHWAB HEDGED EQUITY FUND(TM)


                                February 28, 2003



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated February 28, 2003 (as amended from time to time).



To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000 or write to the fund at P.O. Box 3812 Englewood,CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.



The fund's most recent annual report is a separate document supplied with the SAI and includes the fund's audited financial statements, which are incorporated by reference into this SAI.


The fund is a series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS


                                                                         Page
                                                                         ----
INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND LIMITATIONS..................   2
MANAGEMENT OF THE FUND...................................................  17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................  28
INVESTMENT ADVISORY AND OTHER SERVICES...................................  28
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................  30
DESCRIPTION OF THE TRUST.................................................  32
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES....................................................  33
TAXATION.................................................................  35
CALCULATION OF PERFORMANCE DATA..........................................  36

             INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND LIMITATIONS


                              INVESTMENT OBJECTIVE

THE SCHWAB HEDGED EQUITY FUND(TM) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market.

The fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund. There is no guarantee the fund will achieve its objective.


The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.


                         INVESTMENT STRATEGIES AND RISKS

Under normal circumstances the fund will invest at least 80% of its assets in equity securities, primarily common stocks. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. The fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds. The fund will pay a fee to the bank for using the lines.

Borrowing can also involve leveraging when securities are purchased with the borrowed money. To avoid this, the fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC). Although such borrowing can create an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net assets value of the fund's shares and in its portfolio yield. Although borrowing will be fully covered, the fund's assets may change in values while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. The fund will not concentrate its investments in a particular industry or group of industries except to the extent that the S&P 500(R) is also so concentrated.


DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the Investment Company Act of 1940 (the 1940 Act). The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.


Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.


Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.



FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission
(CFTC) licenses and regulates on foreign exchanges.



The fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into futures contracts for these or other reasons.


When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While the fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery of, and incur extra transaction costs buying or selling, the underlying securities. The fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. The fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risk than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

The fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may invest in money market securities.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the fund will be covered, which means that the fund will own the securities subject to the option so long as the option is outstanding.


A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the fund writes will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.


The fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements with the primary objective of increasing its income. For example, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

The fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. The fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.


Under the terms of the exemptive order, the fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.



SHORT SALES may be used by the fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, the fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the funds with respect to the securities that are sold short. "Uncovered" short sales are transactions under which the fund sells a security it does not own. To complete such transaction, the fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the fund replaces the borrowed securities.


The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. If the fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.

TEMPORARY DEFENSIVE INVESTMENTS. During unusual economic or market conditions or for temporary defensive or liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE OR BELOW POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the fund's investment restriction.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict the fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.


THE FUND MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)       Invest more than 15% of its net assets in illiquid securities.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Borrow money, except that the fund may (i) borrow money (A) for temporary or emergency purposes or (B) from banks or through an interfund lending facility, if any, and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets.



Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUND


The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met 6 times during the most recent fiscal year. .



Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.



This information is provided as of 10/31/02. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex"), which, as of 10/31/02, included 45 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.


Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:


                          POSITION(S)     TERM OF OFFICE    PRINCIPAL
                          WITH THE        AND LENGTH OF     OCCUPATIONS DURING
NAME AND DATE OF BIRTH    TRUST           TIME SERVED 1     THE PAST FIVE YEARS   OTHER DIRECTORSHIPS
                                          INDEPENDENT TRUSTEES

DONALD F. DORWARD          Trustee        Trustee of         Chief Executive
September 23, 1931                        Schwab Capital     Officer, Dorward &
                                          Trust since 1993.  Associates
                                                             (corporate
                                                             management,
                                                             marketing and
                                                             communications
                                                             consulting firm).
                                                             From 1996 to 1999,
                                                             Executive Vice
                                                             President and
                                                             Managing Director,
                                                             Grey Advertising.



-----------------

1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000, retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

ROBERT G. HOLMES           Trustee        Trustee of         Chairman, Chief
May 15, 1931                              Schwab Capital     Executive Officer
                                          Trust since 1993.  and Director,
                                                             Semloh Financial,
                                                             Inc.
                                                             (international
                                                             financial services
                                                             and investment
                                                             advisory firm).

DONALD R. STEPHENS         Trustee        Trustee of         Managing Partner,
June 28, 1938                             Schwab Capital     D.R. Stephens &
                                          Trust since 1993.  Company
                                                             (investments).
                                                             Prior to 1996,
                                                             Chairman and Chief
                                                             Executive Officer
                                                             of North American
                                                             Trust (real estate
                                                             investment trust).

MICHAEL W. WILSEY          Trustee        Trustee of         Chairman and Chief
August 18, 1943                           Schwab Capital     Executive Officer,
                                          Trust since 1993.  Wilsey Bennett,
                                                             Inc. (truck and
                                                             air
                                                             transportation,
                                                             real estate
                                                             investment and
                                                             management, and
                                                             investments).

MARIANN BYERWALTER         Trustee        Trustee of         Chairman of JDN       Ms. Byerwalter also
August 13, 1960                           Schwab Capital     Corporate Advisory    is on the Board of
                                          Trust since 2000.  LLC. From 1996 to     Trustees of
                                                             2001, Ms.             Stanford University,
                                                             Byerwalter was the    America First
                                                             Vice President for    Companies, Omaha,
                                                             Business Affairs      NE (venture
                                                             and Chief             capital/fund
                                                             Financial Officer     management),
                                                                                   RedwoodTrust, Inc.
                                                                                   (mortgage finance),

                                                             of Stanford           Stanford Hospitals
                                                             University and        and Clinics, SRI
                                                             in 2001, Special      International
                                                             Advisor to the        (research), PMI
                                                             President of          Group, Inc.
                                                             Stanford              (mortgage
                                                             University. 2         insurance) and
                                                                                   Lucile Packard
                                                                                   Children's
                                                                                   Hospital; Director
                                                                                   until 2002, LookSmart,
                                                                                   Ltd. (an Internet
                                                                                   infrastructure
                                                                                   company).

WILLIAM A. HASLER          Trustee        Trustee of         Co-Chief Executive    Mr. Hasler also is
November 22, 1941                         Schwab Capital     Officer, Aphton       on the Board of
                                          Trust since 2000.  Corporation(bio-      Directors of
                                                             pharmaceuticals)      Solectron corporation
                                                             . Prior to August     (manufacturing),
                                                             1998, Mr. Hasler was  Tenera, Inc.
                                                             Dean of the Haas      (services and
                                                             School of Business    software),
                                                             at the University of  Airlease Ltd.
                                                             California, Berkeley  (aircraft leasing),
                                                             (higher education).   Mission West
                                                                                   Properties
                                                                                   (commercial real
                                                                                   estate) and Digital
                                                                                   Microwave
                                                                                   Corporation (a
                                                                                   network equipment
                                                                                   corporation).

GERALD B. SMITH            Trustee        Trustee of         Since 1990,           Mr. Smith is also
September 28, 1950                        Schwab Capital     Chairman and Chief    on the Board of
                                          Trust since 2000.  Executive Officer     Directors of
                                                             and founder of        Rorento N.V.
                                                             Smith Graham & Co.    (investments -
                                                             (investment           Netherlands) and
                                                             advisors).            Cooper Industries
                                                                                   (electrical
                                                                                   products, tools and
                                                                                   hardware), and is a
                                                                                   member of the audit
                                                                                   committee of
                                                                                   Northern Border
                                                                                   Partners, L.P.
                                                                                   (energy); Director
                                                                                   until 2002, Pennzoil
                                                                                   Quaker State Company
                                                                                   (oil and gas).


-----------------

2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                           INTERESTED TRUSTEES


CHARLES R. SCHWAB 3        Chairman and   Chairman and       Chairman, Co-Chief    Director, U.S. Trust
July 29, 1937              Trustee        Trustee of         Executive Officer     Corporation, United
                                          Schwab Capital     and Director, The     States Trust Company
                                          Trust since 1993.  Charles Schwab        of New York; The Gap,
                                                             Corporation; Chief    Inc. (a clothing
                                                             Executive Officer     retailer), Siebel Systems
                                                             and Director,         (a software company) and
                                                             Schwab Holdings,      Xign, Inc. (a developer
                                                             Inc.; Chairman and    of electronic payment
                                                             Director, Charles     systems); Trustee, Board
                                                             Schwab & Co.,         of Trustees of Stanford
                                                             Inc., Charles         University, since 1993;
                                                             Schwab Investment     Director until January
                                                             Management, Inc.;     1999, Schwab Retirement
                                                             Chairman, Charles     Plan Services, Inc.,
                                                             Schwab Holdings       Mayer & Schweitzer, Inc.
                                                             (UK); Chairman and    (a securities brokerage
                                                             Chief Executive       subsidiary of The Charles
                                                             Officer, Schwab       Schwab Corporation),
                                                             (SIS) Holdings,       Performance Technologies,
                                                             Inc. I, Schwab        Inc. (technology
                                                             International         company), TrustMark,
                                                             Holdings, Inc.        Inc.; Director until July
                                                                                   2001, The Charles Schwab
                                                                                   Trust Company.; Director
                                                                                   until March 2002,
                                                                                   Audiobase, Inc.
                                                                                   (full-service audio
                                                                                   solutions for the
                                                                                   Internet); Director until
                                                                                   May 2002, Vodaphone
                                                                                   AirTouch PLC (a
                                                                                   telecommunications
                                                                                   company).


-----------------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

JOHN PHILIP COGHLAN        Trustee        Trustee of         Vice Chairman and     Director, Performance
May 6, 1951                               Schwab Capital     Executive Vice        Technologies, Inc.,
                                          Trust since 2000.  President, The        (technology company);
                                                             Charles Schwab        Director, Charles
                                                             Corporation; Vice     Schwab Asset
                                                             Chairman and          Management (Ireland)
                                                             President -           Ltd. and Charles
                                                             Retail, Charles       Schwab Worldwide Funds
                                                             Schwab & Co.,         PLC until March 2002.
                                                             Inc.; Director,
                                                             Charles Schwab
                                                             Investment
                                                             Management, Inc.;
                                                             President, Chief
                                                             Executive Officer
                                                             and Director, The
                                                             Charles Schwab
                                                             Trust Company;
                                                             Chairman and
                                                             Director, Schwab
                                                             Retirement Plan
                                                             Services, Inc.,
                                                             Schwab Retirement
                                                             Technologies, Inc.
                                                             (formerly
                                                             TrustMark, Inc.).
                                                             Prior to July
                                                             2002, Mr. Coghlan
                                                             was Vice Chairman
                                                             and Enterprise
                                                             President,
                                                             Retirement Plan
                                                             Services and
                                                             Services for
                                                             Investment
                                                             Managers, Charles
                                                             Schwab & Co., Inc.

JEFFREY M. LYONS 3        Trustee         Trustee of         Executive Vice
February 22, 1955                         Schwab Capital     President, Asset
                                          Trust since 2002.  Management
                                                             Products &
                                                             Services since
                                                             September 2001,
                                                             Charles Schwab &
                                                             Co., Inc. Prior
                                                             to September 2001,
                                                             Mr. Lyons was
                                                             Executive Vice
                                                             President, Mutual
                                                             Funds, Charles
                                                             Schwab & Co., Inc.

                                                OFFICERS

RANDALL W. MERK          President and    Officer of         President and
July 25, 1954            Chief            Schwab Capital     Chief Executive
                         Executive        Trust since 2002.  Officer, Charles
                         Officer                             Schwab Investment
                                                             Management, Inc.
                                                             and Executive Vice
                                                             President, Charles
                                                             Schwab & Co.,
                                                             Inc.  Prior to
                                                             September 2002,
                                                             Mr. Merk was
                                                             President and
                                                             Chief Investment
                                                             Officer, American
                                                             Century Investment
                                                             Management, and
                                                             Director, American
                                                             Century Companies,
                                                             Inc. (June 2001 to
                                                             August 2002);


-----------------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                             Chief Investment
                                                             Officer, Fixed
                                                             Income, American
                                                             Century Companies,
                                                             Inc. (January 1997
                                                             to June 2001).

TAI-CHIN TUNG              Treasurer and  Officer of         Senior Vice           Director, Charles
March 7, 1951              Principal      Schwab Capital     President and         Schwab Asset
                           Financial      Trust since 1996.  Chief Financial       Management (Ireland)
                           Officer.                          Officer, Charles      Limited and Charles
                                                             Schwab Investment     Schwab Worldwide
                                                             Management, Inc.;     Funds PLC.
                                                             Vice President,
                                                             The Charles Schwab
                                                             Trust Company.

STEPHEN B. WARD            Senior Vice    Officer of         Director, Senior
April 5, 1955              President and  Schwab Capital     Vice President and
                           Chief          Trust since 1991.  Chief Investment
                           Investment                        Officer, Charles
                           Officer.                          Schwab Investment
                                                             Management, Inc.;
                                                             Chief Investment
                                                             Officer, The
                                                             Charles Schwab
                                                             Trust Company.

KOJI E. FELTON           Secretary        Officer of         Senior Vice
March 13, 1961                            Schwab Capital     President, Chief
                                          Trust since 1998.  Counsel and
                                                             Assistant
                                                             Corporate
                                                             Secretary, Charles
                                                             Schwab Investment
                                                             Management, Inc.
                                                             Prior to June
                                                             1998, Mr. Felton
                                                             was a Branch Chief
                                                             in Enforcement at
                                                             the U.S.
                                                             Securities and
                                                             Exchange
                                                             Commission in San
                                                             Francisco.


The continuation of the fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party ("independent trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the trustees call and hold a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the trustees request and review a wide variety of materials provided by the fund's investment adviser, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.


At the May 22, 2002 meeting the trustees, including a majority of independent trustees, approved the fund's investment advisory and administration agreement with CSIM (the "agreement") based on their consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the fund under the agreement; (2) the fund's expenses under the agreement and how those expenses compared to those of other comparable mutual funds; and (3) the profitability of CSIM and its affiliates, including Schwab, with respect to the fund, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the fund, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the fund. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the fund's expenses under the agreement, the trustees considered the fund's projected net operating expense ratio in comparison to those of other comparable mutual funds. The trustees also considered the existence of any economies of scale and whether those were passed along to the fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered whether the levels of compensation and profitability under the agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates.

In its deliberation, the trustees did not identify any particular information that was all-important or controlling. Based on the trustees' deliberation and their evaluation of the information described above, the trustees, including all of the independent trustees, unanimously approved the continuation of the agreement and concluded that the compensation under the agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee that is comprised of all of the independent trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as a member of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

                              TRUSTEE COMPENSATION


                                                                      Pension or
                                                             Retirement Benefits
                                 Aggregate Compensation       Accrued as Part of         Total Compensation
Name of Trustee                         from the Fund 1            Fund Expenses        from Fund Complex 2
-----------------------------------------------------------------------------------------------------------
Charles R.                                            0                      N/A                          0
Schwab

John Philip                                           0                      N/A                          0
Coghlan

Jeremiah H.                                           0                      N/A                          0
Chafkin 3

Jeffrey M.                                            0                      N/A                          0
Lyons 4

Mariann                                            $846                      N/A                   $152,025
Byerwalter

Donald F.                                          $846                      N/A                   $153,025
Dorward

William A.                                         $846                      N/A                   $153,025
Hasler

Robert G.                                          $846                      N/A                   $153,025
Holmes

Gerald B.                                          $846                      N/A                   $152,025
Smith

Donald R.                                          $846                      N/A                   $152,025
Stephens

Michael W.                                         $846                      N/A                   $153,025
Wilsey


---------------------

1 Compensation for the fiscal period ending October 31, 2002.



2 Unless otherwise stated, information is for the fund complex which included 45 funds as of October 31, 2002.



3 Mr. Chafkin resigned from the board effective May 22, 2002.



4 Appointed to the board on May 22, 2002.

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE



The following table provides information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.



                                                                          Aggregate Dollar Range Of
                                Dollar Range of Trustee Ownership of       Trustee Ownership In the
Name of Trustee                        Equity Securities in the Fund                   Fund Complex
---------------------------------------------------------------------------------------------------
 Charles R. Schwab                                              None                  Over $100,000

 Jeremiah H. Chafkin                                   Over $100,000                  Over $100,000

 John P. Coghlan                                                None                  Over $100,000

 Jeffrey M. Lyons                                               None                  Over $100,000

 Mariann Byerwalter                                             None                $10,001-$50,000

 Donald F. Dorward                                              None                  Over $100,000

 William A. Hasler                                              None               $50,001-$100,000

 Robert G. Holmes                                               None                  Over $100,000

 Gerald B. Smith                                                None                  Over $100,000

 Donald R. Stephens                                             None                  Over $100,000

 Michael W. Wilsey                                              None                  Over $100,000


                           DEFERRED COMPENSATION PLAN

Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees have elected to participate in this plan.

                                 CODE OF ETHICS

The fund, its investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 6, 2003, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of any class of the fund.



As of February 6, 2003, no person or entity owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation 1. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee, accrued daily and payable monthly, of 1.75% of the fund's average daily net assets.


The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total fund annual operating expenses (excluding interest, taxes, certain non-routine expenses and expenses for dividends and interest paid on securities sold short) will not exceed 2.00% of its average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                   DISTRIBUTOR

Pursuant to a distribution agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the distribution agreement.

-------------------

1 Effective May 9, 2003, Charles R. Schwab will step down as Co-Chief Executive Officer.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly from the fund, in the amount of 0.05% of the fund's average daily net assets.

For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly by the fund, in the amount of 0.20% of the fund's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the fund. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809 serves as fund accountant for the fund.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountant maintains all books and records related to the fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The fund's independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of the fund and review certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The fund's audited financial statements for the fiscal year ended October 31, 2002, are included in the fund's annual report, which is a separate report supplied with the SAI.


                                 OTHER SERVICES


Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which the fund might invest. The fund is designed to harness the power of the Schwab Equity Model Development team's proprietary equity ratings approach, which evaluates stocks on the basis of a wide variety of investment criteria from four broad categories: fundamentals, valuation, momentum and risk. The Schwab Equity Ratings are designed to identify stocks that will outperform, or underperform, the market as a whole. The fund purchases from among Schwab's higher rated stocks and shorts stocks from among Schwab's lower rated stocks. The fund's portfolio managers use specialized software to construct the portfolio and manage overall risk. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for these services.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded. Short positions that the fund intends to maintain for more than one year are included in the purchases and sales. Costs of covering short sales are included in purchases, and proceeds on short sales are included in sales.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.


The fund's portfolio turnover rates are in the financial highlights table in the prospectus.


The turnover rate for the fund is largely driven by the portfolio models that help the fund construct its investment portfolio.

                             PORTFOLIO TRANSACTIONS


The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and brokerage commissions.



The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.



The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.



The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.



The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.



In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.



                             Regular Broker-Dealers



The fund's regular broker-dealers during its recent fiscal period are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and

(3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal period ended October 31, 2002, the fund did not purchase securities issued by the regular broker-dealers.



                              BROKERAGE COMMISSIONS



For the fiscal year ended October 31, 2002, the fund paid brokerage commissions of $14,907.


                            DESCRIPTION OF THE TRUST

The fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.


The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. The fund's minimum initial investment and minimum additional investment are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings, graduation gifts or charitable giving funds.


The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.


  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
                   PURCHASING AND REDEEMING SHARES OF THE FUND



The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2003:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the fund's transfer agent prior to the close of the NYSE's trading session will be executed that day at the fund's share price calculated that day. On any day that the NYSE closes early, the fund reserves the right to advance the time by which purchase, redemption and exchanges orders must be received by the fund's transfer agent that day in order to be executed that day at that day's share price.


As long as the fund or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.


The fund reserves the right to waive its early redemption fee, if applicable, for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.


The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of

Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

The fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the fund may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                          EXCHANGING SHARES OF THE FUND

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing the fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call the fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, the fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of the fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.


The fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the fund's Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND

It is the fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.

Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by the fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

                         CALCULATION OF PERFORMANCE DATA


Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and ten years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, the fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).


                          AVERAGE ANNUAL TOTAL RETURNS



Fund (Commencement of                               From Commencement of
Operations)                               Operations to October 31, 2002
------------------------------------------------------------------------
Hedged Equity Fund (9/3/02)                           (1.60%)
After-tax Returns:
On Distribution                                       (1.60%)
On Distribution and Sale                              (0.98%)


The fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


The fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2002.



Fund (Commencement of                     Cumulative Total
Operations)                                         Return
----------------------------------------------------------
Hedged Equity Fund (9/3/02)                          (1.60%)


The performance of the fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the fund's performance to be higher or lower than that of an index.

                       STATEMENT OF ADDITIONAL INFORMATION
                          INSTITUTIONAL SELECT(R) FUNDS

                        INSTITUTIONAL SELECT S&P 500 FUND
                 INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND
                 INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND


                                FEBRUARY 28, 2003






The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2003 (as amended from time to time).



To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, Colorado 80155-3812. For TDD service call 1-800-345-2550.


The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS..............................................   2
MANAGEMENT OF THE FUNDS...............................................................................  17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................................................  28
INVESTMENT ADVISORY AND OTHER SERVICES................................................................  28
BROKERAGE ALLOCATION AND OTHER PRACTICES..............................................................  30
DESCRIPTION OF THE TRUST..............................................................................  32
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES.........................  34
TAXATION..............................................................................................  36
CALCULATION OF PERFORMANCE DATA.......................................................................  37

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund seeks high total return.


Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.



The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. Not all investment securities or techniques discussed below are eligible investments for each fund. A fund will invest in securities or engage in techniques that are intended to help achieve its investment objective. There is no guarantee the funds will achieve their objectives.


                              INVESTMENT STRATEGIES

THE INSTITUTIONAL SELECT(R) S&P 500 FUND intends to achieve its objective by tracking the performance of the S&P 500(R) Index. It is the Institutional Select S&P 500 Fund 's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

THE S&P 500 INDEX is representative of the performance of the U.S. stock market. The index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. The S&P 500 does not contain the 500 largest stocks, as measured by market capitalization. Although many of the stocks in the index are among the largest, it also includes some relatively small companies. Those companies, however, generally are established companies within their industry group. Standard & Poor's (S&P) identifies important industry groups within the U.S. economy and then allocates a representative sample of stocks within each group to the S&P 500. There are four major industry sectors within the index: industrials, utilities, financial and transportation. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.


THE INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P 500/Barra Value Index. It is the Institutional Select Large-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.



THE S&P 500/BARRA VALUE INDEX is a widely recognized index comprised of 352 large-cap value common stocks selected by Barra, Inc. and Standard & Poor's, as of December 31, 2002. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P 500 Index. The securities of the companies with the highest book-to-price ratios may be included in the index. Barra, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



THE INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND intends to achieve its objective by tracking the performance of the S&P SmallCap 600/Barra Value Index. It is the Institutional Select Small-Cap Value Index Fund's policy that under normal circumstances it will invest at least 80% of its assets in securities included in the benchmark. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.



THE S&P SMALLCAP 600/BARRA VALUE INDEX is a widely recognized index comprised of 390 small-cap value common stocks selected by Barra, Inc. and Standard & Poor's, as of December 31, 2002. The total value of the index (as measured by the combined market capitalization of the companies included in the index) is approximately one-half of the total value of the S&P SmallCap 600 Index. The securities of companies with the highest book-to-price ratios may be included in the index. Barra, Inc. and Standard & Poor's rebalance the index at least semi-annually. The fund may purchase securities of companies with which it is affiliated to the extent these companies are represented in its index.



The funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the S&P 500 Index, the S&P 500/Barra Value Index or the S&P SmallCap 600/Barra Value Index to track general stock market performance. S&P's only relationship to the funds is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes, which are determined, composed and calculated by S&P without regard to the Institutional Select Funds. S&P has no obligation to take the needs of the Institutional Select Funds or their shareholders into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amounts of the funds' shares or in the determination or calculation of the equation by which the funds' shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the funds' shares.



S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, the S&P 500/Barra Value Index or the S&P SmallCap 600/Barra Value Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the funds, their shareholders or any other person or entity from the use of the S&P Indexes or any data therein. S&P makes no express or implied warranties and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

                         INVESTMENT STRATEGIES AND RISKS


BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).


Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each fund will not concentrate its investments, unless its index is so concentrated.



DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.



Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.



Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.



Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The funds are series of an open-end management investment company. Each fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the value of the underlying common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitles the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.



Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.



FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy and the other party to sell specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates or foreign exchanges.


A fund must maintain a small portion of its assets in cash to process shareholder transactions and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its ability to track the performance of its index as closely as possible, a fund may purchase futures contracts representative of its index or securities in its index. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into futures contracts for these or other reasons.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" are made at least daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. A fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the securities represented in, and therefore, performance of an index. Each fund normally will invest at least 80% of its assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.


INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

























MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

Each fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the portfolios will be covered, which means that the portfolios will own the securities subject to the option so long as the option is outstanding.


A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the funds will earmark or segregate cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.


REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or Hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.



In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.



Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.


REPURCHASE AGREEMENTS. Repurchase agreements involve a fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the investment adviser must follow the procedures adopted by the Board of Trustees and will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.



A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).



SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.



Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.



Each fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. Each fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.



Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.



SHORT SALES may be used by the fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, the fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the funds with respect to the securities that are sold short. "Uncovered" short sales are transactions under which the fund sells a security it does not own. To complete such transaction, the fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the fund replaces the borrowed securities.



The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. If the fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.


SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that are typically small in comparison to those in the S&P 500. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid cap stocks, and the Small-Cap Value Index Fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Small-Cap Value Index Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks (like the Small-Cap Value Index Fund) may change sharply during the short term and long term.

STOCK SUBSTITUTION STRATEGY is a strategy, whereby each fund may, in extraordinary circumstances, substitute a similar stock for a security in its index.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING VOTING SHARES:

EACH FUND MAY NOT:

1) Purchase securities of any issuer, except as consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the 1940 Act);

2) Concentrate investments in a particular industry or group of industries, except as permitted under the 1940 Act, or the rules or regulations thereunder; and

3) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow money, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder.

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

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by a fund.

Concentration. The SEC staff defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.


Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets. The 1940 Act presently excludes temporary borrowings not in excess of 5% of a fund's total assets from this limitation on borrowings. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the fund's investment restriction.


Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1) Invest more than 15% of its net assets in illiquid securities;

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short);

4) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

5) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and
   (iii) purchase securities of companies that deal in precious metals or interests therein.


Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.


                             MANAGEMENT OF THE FUNDS

Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.



This information is provided as of 10/31/02. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex"), which as of 10/31/02, included 45 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.



Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:



                                            TERM OF OFFICE         PRINCIPAL
                         POSITION(S)        AND LENGTH OF       OCCUPATIONS DURING
NAME AND DATE OF BIRTH   WITH THE TRUST     TIME SERVED 1      THE PAST FIVE YEARS    OTHER DIRECTORSHIPS
                              INDEPENDENT TRUSTEES

DONALD F. DORWARD        Trustee            Trustee of         Chief Executive
September 23, 1931                          Schwab Capital     Officer, Dorward &
                                            Trust since 1993.  Associates
                                                               (corporate
                                                               management,
                                                               marketing and
                                                               communications
                                                               consulting firm).
                                                               From 1996 to 1999,
                                                               Executive Vice
                                                               President


----------

1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000, retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                                                               and Managing
                                                               Director, Grey
                                                               Advertising.

ROBERT G. HOLMES         Trustee            Trustee of         Chairman, Chief
May 15, 1931                                Schwab Capital     Executive Officer
                                            Trust since 1993.  and Director,
                                                               Semloh Financial,
                                                               Inc.
                                                               (international
                                                               financial services
                                                               and investment
                                                               advisory firm).

DONALD R. STEPHENS       Trustee            Trustee of         Managing Partner,
June 28, 1938                               Schwab Capital     D.R. Stephens &
                                            Trust since 1993.  Company
                                                               (investments).
                                                               Prior to 1996,
                                                               Chairman and Chief
                                                               Executive Officer
                                                               of North American
                                                               Trust (real estate
                                                               investment trust).

MICHAEL W. WILSEY        Trustee            Trustee of         Chairman and Chief
August 18, 1943                             Schwab Capital     Executive Officer,
                                            Trust since 1993.  Wilsey Bennett,
                                                               Inc. (truck and
                                                               air
                                                               transportation,
                                                               real estate
                                                               investment and
                                                               management, and
                                                               investments).

MARIANN BYERWALTER       Trustee            Trustee of         Chairman of JDN        Ms. Byerwalter also is
August 13, 1960                             Schwab Capital     Corporate Advisory     on the Board of
                                            Trust since 2000.  LLC. From 1996 to      Trustees of Stanford
                                                               2001, Ms.              University, America
                                                               Byerwalter was the     First Companies,
                                                               Vice President for     Omaha, NE (venture
                                                                                      capital/fund

                                                               Business Affairs       management), Redwood
                                                               and Chief              Trust, Inc. (mortgage
                                                               Financial Officer      finance), Stanford
                                                               of Stanford            Hospitals and Clinics,
                                                               University and, in     SRI International
                                                               2001, Special          (research), PMI Group,
                                                               Advisor to the         Inc. (mortgage
                                                               President of           insurance) and Lucile
                                                               Stanford               Packard Children's
                                                               University. 2          Hospital; Director
                                                                                      until 2002, LookSmart
                                                                                      Ltd. (an Internet
                                                                                      infrastructure
                                                                                      company).

WILLIAM A. HASLER        Trustee            Trustee of         Co-Chief Executive     Mr. Hasler also is on
November 22, 1941                           Schwab Capital     Officer, Aphton        the Board of Directors
                                            Trust since 2000.  Corporation            of Solectron
                                                               (bio-pharmaceuticals)  Corporation
                                                               Prior to August        (manufacturing),
                                                               1998, Mr. Hasler       Tenera, Inc. (services
                                                               was Dean of the        and software),
                                                               Haas School of         Airlease Ltd.
                                                               Business at the        (aircraft leasing),
                                                               University of          Mission West
                                                               California,            Properties (commercial
                                                               Berkeley (higher       real estate) and
                                                               education).            Digital Microwave
                                                                                      Corporation (a network
                                                                                      equipment corporation).

GERALD B. SMITH          Trustee            Trustee of         Since 1990,            Mr. Smith is also on
September 28, 1950                          Schwab Capital     Chairman and Chief     the Board of Directors
                                            Trust since 2000.  Executive Officer      of Rorento N.V.
                                                               and founder of         (investments -
                                                               Smith Graham & Co.     Netherlands) and
                                                               (investment            Cooper Industries
                                                               advisors).             (electrical products,
                                                                                      tools and hardware),
                                                                                      and is a member of the
                                                                                      audit committee of
                                                                                      Northern Border Partners,
                                                                                      L.P. (energy); Director
                                                                                      until 2002, Pennzoil
                                                                                      Quaker State Company
                                                                                      (oil and gas).


----------

2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                               INTERESTED TRUSTEES

CHARLES R. SCHWAB 3      Chairman and       Chairman and       Chairman, Co-Chief     Director, U.S. Trust
July 29, 1937            Trustee            Trustee of         Executive Officer      Corporation, United
                                            Schwab Capital     and Director, The      States Trust Company
                                            Trust since 1993.  Charles Schwab         of New York; The Gap,
                                                               Corporation; Chief     Inc. (a clothing
                                                               Executive Officer      retailer), Siebel Systems
                                                               and Director,          (a software company) and
                                                               Schwab Holdings,       Xign, Inc. (a developer
                                                               Inc.; Chairman and     of electronic payment
                                                               Director, Charles      systems); Trustee,
                                                               Schwab & Co.,          Board of Trustees of
                                                               Inc., Charles          Stanford University,
                                                               Schwab Investment      since 1993; Director
                                                               Management, Inc.;      until January 1999,
                                                               Chairman, Charles      Schwab Retirement Plan
                                                               Schwab Holdings        Services, Inc., Mayer &
                                                               (UK); Chairman and     Schweitzer, Inc. (a
                                                               Chief Executive        securities brokerage
                                                               Officer, Schwab        subsidiary of The Charles
                                                               (SIS) Holdings,        Schwab Corporation),
                                                               Inc. I, Schwab         Performance Technologies,
                                                               International          Inc. (technology
                                                               Holdings, Inc.         company), TrustMark,
                                                                                      Inc.; Director until July
                                                                                      2001, The Charles Schwab
                                                                                      Trust Company; Director
                                                                                      until March 2002,
                                                                                      Audiobase, Inc.
                                                                                      (full-service audio
                                                                                      solutions for the
                                                                                      Internet); Director until
                                                                                      May 2002, Vodaphone
                                                                                      AirTouch PLC (a
                                                                                      telecommunications
                                                                                      company).


----------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

JOHN PHILIP COGHLAN      Trustee            Trustee of         Vice Chairman and      Director, Performance
May 6, 1951                                 Schwab Capital     Executive Vice         Technologies, Inc.,
                                            Trust since 2000.  President, The         (technology company);
                                                               Charles Schwab         Director, Charles
                                                               Corporation; Vice      Schwab Asset Management
                                                               Chairman and           (Ireland) Ltd. and
                                                               President -            Charles Schwab Worldwide
                                                               Retail, Charles        Funds PLC until March 2002.
                                                               Schwab & Co.,
                                                               Inc.; Director,
                                                               Charles Schwab
                                                               Investment
                                                               Management, Inc.;
                                                               President, Chief
                                                               Executive Officer
                                                               and Director, The
                                                               Charles Schwab
                                                               Trust Company;
                                                               Chairman and
                                                               Director, Schwab
                                                               Retirement Plan
                                                               Services, Inc.,
                                                               Schwab Retirement
                                                               Technologies, Inc.
                                                               (formerly
                                                               TrustMark, Inc.).
                                                               Prior to July
                                                               2002, Mr. Coghlan
                                                               was Vice Chairman
                                                               and Enterprise
                                                               President,
                                                               Retirement Plan
                                                               Services and
                                                               Services for
                                                               Investment
                                                               Managers, Charles
                                                               Schwab & Co., Inc.


JEFFREY M. LYONS 3       Trustee          Trustee of           Executive Vice
February 22, 1955                         Schwab Capital       President, Asset
                                          Trust since 2002.    Management
                                                               Products &
                                                               Services since
                                                               September 2001,
                                                               Charles Schwab &
                                                               Co., Inc. Prior
                                                               to September 2001,
                                                               Mr. Lyons was
                                                               Executive Vice
                                                               President, Mutual
                                                               Funds, Charles
                                                               Schwab & Co., Inc.

                                                OFFICERS

RANDALL W. MERK          President and    Officer of           President and
July 25, 1954            Chief            Schwab Capital       Chief Executive
                         Executive        Trust since 2002.    Officer, Charles
                         Officer                               Schwab Investment
                                                               Management, Inc.
                                                               and Executive Vice
                                                               President, Charles
                                                               Schwab & Co.,
                                                               Inc. Prior to
                                                               September 2002,
                                                               Mr. Merk was
                                                               President and
                                                               Chief Investment
                                                               Officer, American
                                                               Century Investment
                                                               Management, and
                                                               Director, American
                                                               Century Companies,
                                                               Inc. (June 2001 to
                                                               August 2002);
                                                               Chief Investment
                                                               Officer, Fixed


--------------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                               Income, American
                                                               Century Companies,
                                                               Inc. (January 1997
                                                               to June 2001).

TAI-CHIN TUNG            Treasurer and      Officer of         Senior Vice            Director, Charles
March 7, 1951            Principal          Schwab Capital     President and          Schwab Asset
                         Financial          Trust since 1996.  Chief Financial        Management (Ireland)
                         Officer.                              Officer, Charles       Limited and Charles
                                                               Schwab Investment      Schwab Worldwide Funds
                                                               Management, Inc.;      PLC.
                                                               Vice President,
                                                               The Charles Schwab
                                                               Trust Company.

STEPHEN B. WARD          Senior Vice        Officer of         Director, Senior
April 5, 1955            President and      Schwab Capital     Vice President and
                         Chief              Trust since 1991.  Chief Investment
                         Investment                            Officer, Charles
                         Officer.                              Schwab Investment
                                                               Management, Inc.;
                                                               Chief Investment
                                                               Officer, The Charles
                                                               Schwab Trust Company.

KOJI E. FELTON           Secretary          Officer of         Senior Vice
March 13, 1961                              Schwab Capital     President, Chief
                                            Trust since 1998.  Counsel and
                                                               Assistant Corporate
                                                               Secretary, Charles
                                                               Schwab Investment
                                                               Management, Inc.
                                                               Prior to June 1998,
                                                               Mr. Felton was a
                                                               Branch Chief in
                                                               Enforcement at the
                                                               U.S. Securities and
                                                               Exchange Commission
                                                               in San Francisco.


The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


At the May 22, 2002 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party.The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


                               TRUSTEE COMMITTEES



The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee that is comprised of all of the independent trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

                              TRUSTEE COMPENSATION


The following table provides trustee compensation information as of October 31, 2002. Unless otherwise stated, information is for the fund complex.



                            Aggregate Compensation
                                  from each Fund 1:              Pension or
                                                                 Retirement
                      -------------------------------------        Benefits          Total
                                  Large-Cap    Small-Cap         Accrued as   Compensation
                      S&P 500         Value        Value       Part of Fund      from Fund
 Name of Trustee         Fund    Index Fund   Index Fund           Expenses      Complex 2
------------------------------------------------------------------------------------------
Charles R. Schwab           0             0            0                N/A              0

John Philip                 0             0            0                N/A              0

Coghlan

Jeremiah H.                 0             0            0                N/A              0

Chafkin 3

Jeffrey M. Lyons 4          0             0            0                N/A              0

Mariann                $1,035          $883         $792                N/A       $152,025

Byerwalter

Donald F. Dorward      $1,043          $891         $799                N/A       $153,025

William A. Hasler      $1,043          $891         $799                N/A       $153,025

Robert G. Holmes       $1,043          $891         $799                N/A       $153,025

Gerald B. Smith        $1,035          $883         $792                N/A       $152,025

Donald R. Stephens     $1,035          $883         $792                N/A       $152,025

Michael W. Wilsey      $1,043          $891         $799                N/A       $153,025


----------
1 Compensation for the fiscal period ending October 31, 2002.

2 Unless otherwise stated, information is for the fund complex which included 45 funds as of October 31, 2002.

3 Mr. Chafkin resigned from the board effective May 22, 2002.

4 Appointed to the board on May 22, 2002.

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE



The following table provides information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.




                      Dollar Range of Trustee Ownership of
                                 Equity Securities in the:
                      ------------------------------------
                                  Large-Cap    Small-Cap       Aggregate Dollar Range
                      S&P 500         Value        Value         Of Trustee Ownership
 Name of Trustee         Fund    Index Fund   Index Fund          In the Fund Complex
------------------------------------------------------------------------------------------

Charles R. Schwab        None          None         None                Over $100,000

Jeremiah H. Chafkin      None          None         None                Over $100,000

John P. Coghlan          None          None         None                Over $100,000

Jeffrey M. Lyons         None          None         None                Over $100,000

Mariann Byerwalter       None          None         None              $10,001-$50,000

Donald F. Dorward        None          None         None                Over $100,000

William A. Hasler        None          None         None              $50,001-$100,00

Robert G. Holmes         None          None         None                Over $100,000

Gerald B. Smith          None          None         None                Over $100,000

Donald R. Stephens       None          None         None                Over $100,000

Michael W. Wilsey        None          None         None                Over $100,000


                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the Independent Trustees have elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 6, 2003, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of any class of each fund.



As of February 6, 2003, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:


INSTITUTIONAL SELECT S&P 500 FUND


The Charles Schwab Trust Co.                           7.77%


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


CSIM or the investment adviser, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreements) between it and the trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation 1. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to the Institutional Select(R) S&P 500 Fund, Large-Cap Value Index Fund and Small-Cap Value Index Fund, the investment adviser is entitled to receive an annual fee, accrued daily and paid monthly, of 0.18%, 0.20% and 0.25% respectively of each fund's average daily net assets not in excess of $1 billion, and 0.15%, 0.18% and 0.23% respectively of such net assets over $1 billion.


For the fiscal years ended October 31, 2002, 2001 and 2000, the S&P 500 Fund paid investment advisory fees of $12,000, $49,000 and $211,000, (fees were reduced by $446,000, $516,000 and $404,000, respectively).



For the fiscal years ended October 31, 2002, 2001 and 2000, the Large-Cap Value Index Fund paid investment advisory fees of $12,000, $8,000 and $5,000, (fees were reduced by $203,000, $277,000 and $195,000, respectively).



For the fiscal years ended October 31, 2002, 2001 and 2000, the Small-Cap Value Index Fund paid investment advisory fees of $6,000, $0 and $4,000 (fees were reduced by $121,000, $125,000 and $83,000, respectively).


The investment adviser and Schwab have contractually guaranteed that, through at least December 31, 2005, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Institutional Select S&P 500 Fund, Large Cap-Value Index Fund and Small-Cap

----------

1 Effective May 9, 2003, Charles R. Schwab will step down as Co-Chief Executive Officer.

Value Index Fund will not exceed 0.15%, 0.25% and 0.32%, respectively, of each fund's average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. The funds pay the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under the contract with the funds, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.05% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with the funds, Schwab is entitled to receive an annual fee, payable monthly from the funds, in the amount of 0.05% of the average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT


PFPC Trust Company, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia Pennsylvania 19153, serves as custodian for the funds. SEI Investments, Global Funds Services (formerly SEI Investments, Mutual Funds Services), One Freedom Valley Drive, Oaks Pennsylvania 19456, serves as fund accountant.


The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to the funds' transactions.

                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of each series of the trust and review certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2002, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities each fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (short-term securities) are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. A fund may experience a high portfolio turnover rate in its first year of operation. The funds do not expect that their respective portfolio turnover rates will exceed 100% in any given year, a turnover rate lower than that of most non-index mutual funds. The funds' portfolio turnover rates are in the financial highlight tables in the prospectus.

                             PORTFOLIO TRANSACTIONS


The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.



The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.



The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.



The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.



The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.



The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.


In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.


                             REGULAR BROKER-DEALERS



The funds' regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the funds; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the funds' shares. During the fiscal year ended October 31, 2002, the funds purchased securities issued by the following regular broker-dealers:

INSTITUTIONAL SELECT S&P 500 FUND



                                              Value of Fund's Holdings as of
Regular Broker-Dealer                                       October 31, 2002
----------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                         $    149,000

Goldman Sachs Group, Inc.                                       $    842,000

J.P. Morgan Chase & Co.                                         $  1,017,000

Lehman Brothers Holdings, Inc.                                  $    309,000

Merrill Lynch & Co., Inc.                                       $    808,000

Morgan Stanley                                                  $  1,047,000



INSTITUTIONAL SELECT LARGE-CAP VALUE INDEX FUND



                                              Value of Fund's Holdings as of
Regular Broker-Dealer                                       October 31, 2002
----------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                         $    110,000

Goldman Sachs Group, Inc.                                       $    623,000

J.P. Morgan Chase & Co.                                         $    739,000

Lehman Brothers Holdings, Inc.                                  $    234,000

Merrill Lynch & Co., Inc.                                       $    592,000

Morgan Stanley                                                  $    770,000



INSTITUTIONAL SELECT SMALL-CAP VALUE INDEX FUND



                                              Value of Fund's Holdings as of
Regular Broker-Dealer                                       October 31, 2002
----------------------------------------------------------------------------
Jefferies Group, Inc.                                           $    262,000


                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 2002, 2001 and 2000, the Institutional Select S&P 500 Fund paid brokerage commissions of $25,496, $27,949 and $55,870, respectively.



For the fiscal years ended October 31, 2002, 2001 and 2000, the Institutional Select Large-Cap Value Index Fund paid brokerage commissions of $29,211, $33,289 and $38,302, respectively.



For the fiscal years ended October 31, 2002, 2001 and 2000, the Institutional Select Small-Cap Value Index Fund paid brokerage commissions of $30,381, $36,950 and $46,734, respectively.


                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.


The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund. Each fund's minimum initial investment and minimum additional investment and minimum balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings, graduation gifts or charitable giving funds.


The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES

                  PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2003:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.


As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.




Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund reserves the right to waive the early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order including any order that appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any Schwab fund, including any class of shares, may be sold and shares of any other Schwab fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, each share class of a fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.


The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company"(RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the US for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

                         CALCULATION OF PERFORMANCE DATA


Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and ten years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS


Name of Fund (Commencement of        One Year ended                From Commencement of
Operations)                        October 31, 2002      Operations to October 31, 2002
---------------------------------------------------------------------------------------
Institutional Select (R) S&P
500 Fund (2/1/99)                            (15.18%)                             (8.26%)
After-tax Returns:
On Distribution                              (15.61%)                             (8.58%)
On Distribution and Sale                      (9.26%)                             (6.55%)

Institutional Select Large-Cap
Value Index Fund (2/1/99)                    (15.65%)                             (5.67%)
After-tax Returns:                           (17.01%)                             (6.69%)
On Distribution                               (9.03%)                             (4.73%)
On Distribution and Sale

Institutional Select Small-Cap
Value Index Fund (2/1/99)                     (3.32%)                              4.73%
After-tax Returns:                            (6.34%)                              2.60%
On Distribution                               (1.28%)                              2.97%
On Distribution and Sale


Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


A fund also may advertise its cumulative total return. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2002.



Name of Fund (Commencement of Operations)                         Cumulative Total Return
-----------------------------------------------------------------------------------------
Institutional Select S&P 500 Fund (2/1/99)                                          27.62%)
Institutional Select Large-Cap Value Index Fund (2/1/99)                           (19.64%)
Institutional Select Small-Cap Value Index Fund (2/1/99)                            18.90%


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                      STATEMENT OF ADDITIONAL INFORMATION

                           SCHWAB CORE EQUITY FUND(TM)


                                FEBRUARY 28, 2003



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated February 28, 2003 (as amended from time to time).



To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000 or write to the fund at P.O. Box 3812, Englewood, Colorado 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.


The fund's most recent annual report is a separate document supplied with the SAI and includes the fund's audited financial statements, which are incorporated by reference into this SAI.

The fund is a series of Schwab Capital Trust (the trust).

Prior to June 1, 2002, the Schwab Core Equity Fund was named the Schwab Analytics Fund(R).

                               TABLE OF CONTENTS


                                                                                                Page
                                                                                                ----
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS.....................................      2
MANAGEMENT OF THE FUND.......................................................................     16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................................     26
INVESTMENT ADVISORY AND OTHER SERVICES.......................................................     26
BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................................     28
DESCRIPTION OF THE TRUST.....................................................................     31
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES........................................................................     32
TAXATION.....................................................................................     34
CALCULATION OF PERFORMANCE DATA..............................................................     35


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             INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND LIMITATIONS


                              INVESTMENT OBJECTIVE

THE SCHWAB CORE EQUITY FUND(TM) seeks long-term capital growth.

The fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund.


The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective. There is no guarantee the fund will achieve its objective.



                         INVESTMENT STRATEGIES AND RISKS



The Schwab Core Equity Fund will under normal circumstances invest at least 80% of its assets in equity securities of U.S. companies. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.







BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

The fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the fund within 60 days and is not extended or renewed. The fund intends to use the lines to meet large or unexpected redemptions that would otherwise force the fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. The fund will pay a fee to the bank for using the lines.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the

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price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. The fund will not concentrate its investments in a particular industry or group of industries, unless the S&P 500 Index is so concentrated.


DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.



Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.



Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.



Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the Investment Company Act of 1940 (the 1940 Act). The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stocks becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund, and its ability to meet a large number of shareholder redemption requests.


Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.


Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause the fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the fund.















FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.



FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission
(CFTC) licenses and regulates on foreign exchanges.



The fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, the fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into futures contracts for these or other reasons.


When buying or selling futures contracts, the fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the

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form of liquid debt instruments, including cash, cash-equivalents and U.S.
government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, the fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While the fund may purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time the fund seeks to close out a futures position. If the fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If the fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the fund may be required to make or take delivery of, and incur extra transaction costs buying or selling, the underlying securities. The fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. The fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.


MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money

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market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.



Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.



The fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.


OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the fund will be covered, which means that the fund will own the securities subject to the option so long as the option is outstanding.


A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the fund writes will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.


The fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. The fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

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Although the fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by the fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

The fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as
amended (the Code). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. The fund may engage in security lending arrangements with the primary objective of increasing its income. For example, the fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

The fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. The fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. The fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies

(which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the fund an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds the fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when the fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, the fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.


SHORT SALES may be used by the fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. The fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, the fund owns at least an equal amount of the securities or securities convertible into, or has the right to acquire, at no added cost, the securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the funds with respect to the securities that are sold short. "Uncovered" short sales are transactions under which the fund sells a security it does not own. To complete such transaction, the fund may borrow the security through a broker to make delivery to the buyer and, in doing so, the fund becomes obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The fund also may have to pay a fee to borrow particular securities, which would increase the cost of the security. In addition, the fund is often obligated to pay any accrued interest and dividends on the securities until they are replaced. The proceeds of the short sale position will be retained by the broker until the fund replaces the borrowed securities.



The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security and, conversely, the fund will realize a gain if the price declines. Any gain will be decreased, and any loss increased, by the transaction costs described above. If the fund sells securities short "against the box," it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.



The fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the fund will earmark cash or liquid assets or place in a segregated account an amount of cash or other liquid assets equal to the difference, if any, between (1) the market value of the securities sold short, marked-to-market daily, and (2) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SHARES:

1) The fund may not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) The fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) The fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) The fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) The fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) The fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) The fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE OR BELOW POLICIES AND RESTRICTIONS.


Borrowing. The 1940 Act restricts the fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the fund's investment restriction.


Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict the fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3)       Invest more than 15% of its net assets in illiquid securities.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that the fund may purchase securities to the extent that the S&P 500(R) is also so concentrated).

6) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).


8) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).



Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.


                             MANAGEMENT OF THE FUND


The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met 6 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.



This information is provided as of 10/31/02. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex"), which as of 10/31/02, included 45 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.


Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:


                                            TERM OF OFFICE     PRINCIPAL
                         POSITION(S)        AND LENGTH OF      OCCUPATIONS DURING
NAME AND DATE OF BIRTH   WITH THE TRUST     TIME SERVED 1      THE PAST FIVE YEARS    OTHER DIRECTORSHIPS
                              INDEPENDENT TRUSTEES

DONALD F. DORWARD        Trustee            Trustee of         Chief Executive
September 23, 1931                          Schwab Capital     Officer, Dorward &
                                            Trust since 1993.  Associates
                                                               (corporate
                                                               management,
                                                               marketing and
                                                               communications
                                                               consulting firm).
                                                               From 1996 to


--------

1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000, retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                                                               1999, Executive
                                                               Vice President and
                                                               Managing Director,
                                                               Grey Advertising.

ROBERT G. HOLMES         Trustee            Trustee of         Chairman, Chief
May 15, 1931                                Schwab Capital     Executive Officer
                                            Trust since 1993.  and Director,
                                                               Semloh Financial,
                                                               Inc.
                                                               (international
                                                               financial services
                                                               and investment
                                                               advisory firm).

DONALD R. STEPHENS       Trustee            Trustee of         Managing Partner,
June 28, 1938                               Schwab Capital     D.R. Stephens &
                                            Trust since 1993.  Company
                                                               (investments).
                                                               Prior to 1996,
                                                               Chairman and Chief
                                                               Executive Officer
                                                               of North American
                                                               Trust (real estate
                                                               investment trust).

MICHAEL W. WILSEY        Trustee            Trustee of         Chairman and Chief
August 18, 1943                             Schwab Capital     Executive Officer,
                                            Trust since 1993.  Wilsey Bennett,
                                                               Inc. (truck and
                                                               air
                                                               transportation,
                                                               real estate
                                                               investment and
                                                               management, and
                                                               investments).

MARIANN BYERWALTER       Trustee          Trustee of         Chairman of JDN      Ms. Byerwalter also is
August 13, 1960                           Schwab Capital     Corporate Advisory   on the Board of
                                          Trust since 2000.  LLC. From 1996 to    Trustees of Stanford
                                                             2001, Ms.            University, America
                                                             Byerwalter was the   First Companies,
                                                             Vice President for   Omaha, NE (venture
                                                             Business Affairs     capital/fund
                                                             and Chief            management), Redwood
                                                             Financial Officer    Trust, Inc. (mortgage
                                                             of Stanford          finance), Stanford
                                                             University and, in   Hospitals and Clinics,
                                                             2001, Special        SRI International
                                                             Advisor to the       (research), PMI Group,
                                                             President of         Inc. (mortgage
                                                             Stanford             insurance) and Lucile
                                                             University (2).      Packard Children's
                                                                                  Hospital; Director until
                                                                                  2002, LookSmart, Ltd. (an
                                                                                  Internet infrastructure
                                                                                  company).

WILLIAM A. HASLER        Trustee          Trustee of         Co-Chief Executive   Mr. Hasler also is on
November 22, 1941                         Schwab Capital     Officer, Aphton      the Board of Directors
                                          Trust since 2000.  Corporation (bio-    of Solectron
                                                             pharmaceuticals)     Corporation
                                                             Prior to August      (manufacturing),
                                                             1998, Mr. Hasler     Tenera, Inc. (services
                                                             was Dean of the      and software),
                                                             Haas School of       Airlease Ltd.
                                                             Business at the      (aircraft leasing),
                                                             University of        Mission West
                                                             California,          Properties (commercial
                                                             Berkeley (higher     real estate) and
                                                             education).          Digital Microwave
                                                                                  Corporation (a network
                                                                                  equipment corporation).


-------------------------

2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

GERALD B. SMITH          Trustee          Trustee of         Since 1990,          Mr. Smith is also on
September 28, 1950                        Schwab Capital     Chairman and Chief   the Board of Directors
                                          Trust since 2000.  Executive Officer    of Rorento N.V.
                                                             and founder of       (investments -
                                                             Smith Graham & Co.   Netherlands) and
                                                             (investment          Cooper Industries
                                                             advisors).           (electrical products,
                                                                                  tools and hardware),
                                                                                  and is a member of the
                                                                                  audit committee of
                                                                                  Northern Border
                                                                                  Partners, L.P.
                                                                                  (energy); Director until
                                                                                  2002, Pennzoil Quaker State
                                                                                  Company (oil and gas).

                                      INTERESTED TRUSTEES

CHARLES R. SCHWAB 3      Chairman and     Chairman and       Chairman, Co-Chief   Director, U.S. Trust
July 29, 1937            Trustee          Trustee of         Executive Officer    Corporation, United
                                          Schwab Capital     and Director, The    States Trust Company
                                          Trust since 1993.  Charles Schwab       of New York; The Gap,
                                                             Corporation; Chief   Inc. (a clothing
                                                             Executive Officer    retailer),
                                                             and Director,        Siebel Systems
                                                             Schwab Holdings,     (a software company)
                                                             Inc.; Chairman and   and Xign, Inc. (a
                                                             Director, Charles    developer of
                                                             Schwab & Co.,        electronic payment
                                                             Inc., Charles        systems); Trustee,
                                                             Schwab Investment    Board of Trustees of
                                                             Management, Inc.;    Stanford University,
                                                             Chairman, Charles    since 1993; Director
                                                             Schwab Holdings      until January 1999,
                                                             (UK); Chairman and   Schwab Retirement Plan
                                                             Chief Executive      Services, Inc., Mayer
                                                             Officer, Schwab      & Schweitzer, Inc. (a
                                                             (SIS) Holdings,      securities brokerage
                                                             Inc. I, Schwab       subsidiary of The
                                                             International        Charles Schwab
                                                             Holdings, Inc.       Corporation),
                                                                                  Performance
                                                                                  Technologies, Inc.
                                                                                  (technology company),
                                                                                  TrustMark, Inc.;
                                                                                  Director until July
                                                                                  2001, The Charles
                                                                                  Schwab Trust Company;
                                                                                  Director until March 2002,
                                                                                  Audiobase, Inc. (full-service
                                                                                  audio solutions for the
                                                                                  Internet); Director until May 2002,
                                                                                  Vodaphone AirTouch PLC (a
                                                                                  telecommunications company).



------------------------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

JOHN PHILIP COGHLAN      Trustee          Trustee of         Vice Chairman and    Director, Performance
May 6, 1951                               Schwab Capital     Executive Vice       Technologies, Inc.,
                                          Trust since 2000.  President, The       (technology company);
                                                             Charles Schwab       Director, Charles
                                                             Corporation; Vice    Schwab Asset
                                                             Chairman and         Management (Ireland)
                                                             President -          Ltd. and Charles
                                                             Retail, Charles      Schwab Worldwide Funds
                                                             Schwab & Co.,        PLC until March 2002.
                                                             Inc.; Director,
                                                             Charles Schwab
                                                             Investment
                                                             Management, Inc.;
                                                             President, Chief
                                                             Executive Officer
                                                             and Director, The
                                                             Charles Schwab
                                                             Trust Company;
                                                             Chairman and
                                                             Director, Schwab
                                                             Retirement Plan
                                                             Services, Inc.,
                                                             Schwab Retirement
                                                             Technologies, Inc.
                                                             (formerly
                                                             TrustMark, Inc.).
                                                             Prior to July
                                                             2002, Mr. Coghlan
                                                             was Vice Chairman
                                                             and Enterprise
                                                             President,
                                                             Retirement Plan
                                                             Services and
                                                             Services for
                                                             Investment
                                                             Managers, Charles
                                                             Schwab & Co., Inc.

JEFFREY M. LYONS 3       Trustee          Trustee of         Executive Vice
February 22, 1955                         Schwab Capital     President, Asset
                                          Trust since 2002.  Management
                                                             Products &
                                                             Services since
                                                             September 2001,
                                                             Charles Schwab &
                                                             Co., Inc. Prior
                                                             to September 2001,
                                                             Mr. Lyons was
                                                             Executive Vice
                                                             President, Mutual
                                                             Funds, Charles
                                                             Schwab & Co., Inc.

                                    OFFICERS

RANDALL W. MERK          President and    Officer of         President and
July 25, 1954            Chief            Schwab Capital     Chief Executive
                         Executive        Trust since 2002.  Officer, Charles
                         Officer                             Schwab Investment
                                                             Management, Inc.
                                                             and Executive Vice
                                                             President, Charles
                                                             Schwab & Co.,
                                                             Inc.  Prior to
                                                             September 2002,
                                                             Mr. Merk was
                                                             President and
                                                             Chief Investment
                                                             Officer, American
                                                             Century Investment
                                                             Management, and
                                                             Director, American
                                                             Century
                                                             Companies,
                                                             Inc. (June 2001 to
                                                             August 2002);
                                                             Chief Investment
                                                             Officer, Fixed
                                                             Income, American
                                                             Century Companies,
                                                             Inc. (January 1997
                                                             to June 2001).


------------------------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

TAI-CHIN TUNG            Treasurer and    Officer of         Senior Vice          Director, Charles
March 7, 1951            Principal        Schwab Capital     President and        Schwab Asset
                         Financial        Trust since 1996.  Chief Financial      Management (Ireland)
                         Officer.                            Officer, Charles     Limited and Charles
                                                             Schwab Investment    Schwab Worldwide Funds
                                                             Management, Inc.;    PLC.
                                                             Vice President,
                                                             The Charles Schwab
                                                             Trust Company.

STEPHEN B. WARD          Senior Vice      Officer of         Director, Senior
April 5, 1955            President and    Schwab Capital     Vice President and
                         Chief            Trust since 1991.  Chief Investment
                         Investment                          Officer, Charles
                         Officer.                            Schwab Investment
                                                             Management, Inc.;
                                                             Chief Investment
                                                             Officer, The
                                                             Charles Schwab
                                                             Trust Company.

KOJI E. FELTON           Secretary        Officer of         Senior Vice
March 13, 1961                            Schwab Capital     President, Chief
                                          Trust since 1998.  Counsel and
                                                             Assistant
                                                             Corporate
                                                             Secretary, Charles
                                                             Schwab Investment
                                                             Management, Inc.
                                                             Prior to June
                                                             1998, Mr. Felton
                                                             was a Branch Chief
                                                             in Enforcement at
                                                             the U.S.
                                                             Securities and
                                                             Exchange
                                                             Commission in San
                                                             Francisco.


The continuation of the fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party ("independent trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the trustees call and hold a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the trustees request and review a wide variety of materials provided by the fund's investment adviser, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.


At the May 22, 2002 meeting the trustees, including a majority of independent trustees, approved the fund's investment advisory and administration agreement with CSIM (the "agreement") based on their consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the fund's under the agreement; (2) the fund's expenses under the agreement and how those expenses compared to those of other comparable mutual funds; and (3) the fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to the fund, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the fund, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the fund. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the fund's expenses under the agreement, the trustees considered the fund's projected net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates and the fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered the fund performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third-party who prepared the analysis. In evaluating performance, the trustees considered both risk and shareholder risk expectations for the fund.


Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the fund, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the agreement and other service agreement were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. The trustees also considered information about average expense ratios of funds in its peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.


In its deliberation, the trustees did not identify any particular information that was all-important or controlling. Based on the trustees' deliberation and their evaluation of the information described above, the trustees, including all of the independent trustees, unanimously approved the continuation of the agreement and concluded that the compensation under the agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee that is comprised of all of the independent trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

                              TRUSTEE COMPENSATION


The following table provides trustee compensation information for the fiscal year ended October 31, 2002. Unless otherwise stated, information is for the fund complex.



                                                           Pension or Retirement
                              Aggregate Compensation        Benefits Accrued as      Total Compensation From
Name of Trustee                   From the Fund 1          Part of Fund Expenses          Fund Complex 2
-------------------------------------------------------------------------------------------------------------
Charles R. Schwab                                  0                         N/A                           0

John Philip Coghlan                                0                         N/A                           0

Jeremiah H. Chafkin 3                               0                         N/A                           0

Jeffrey M. Lyons 4                                 0                         N/A                           0

Mariann Byerwalter                           $   975                         N/A                  $  152,025

Donald F. Dorward                            $   983                         N/A                  $  153,025

William A. Hasler                            $   983                         N/A                  $  153,025

Robert G. Holmes                             $   983                         N/A                  $  153,025

Gerald B. Smith                              $   975                         N/A                  $  152,025

Donald R. Stephens                           $   975                         N/A                  $  152,025

Michael W. Wilsey                            $   983                         N/A                  $  153,025


                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE


The following table provides information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.



                                     Dollar Range of Trustee
Name of                                  Ownership of Equity            Aggregate Dollar Range of Trustee
Trustee                               Securities in the Fund                Ownership In the Fund Complex
Charles R. Schwab                         $  50,001-$100,000                               Over $100,000

Jeremiah H. Chafkin                                     None                               Over $100,000

John Philip Coghlan                                     None                               Over $100,000


------------------------

1 Compensation for the fiscal period ending October 31, 2002.

2 Unless otherwise stated, information is for the fund complex which included 45 funds as of October 31, 2002.

3 Mr. Chafkin resigned from the board effective May 22, 2002.

4 Appointed to the board on May 22, 2002.

Jeffrey M. Lyons                                        None                               Over $100,000

Mariann Byerwalter                                      None                          $   10,001-$50,000

Donald F. Dorward                                       None                               Over $100,000

William A. Hasler                                       None                          $  50,001-$100,000

Robert G. Holmes                                        None                               Over $100,000

Gerald B. Smith                                         None                               Over $100,000

Donald R. Stephens                                      None                               Over $100,000

Michael W. Wilsey                          $  10,001-$50,000                               Over $100,000


                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the Independent Trustees have elected to participate in this plan.

                                 CODE OF ETHICS

The fund, its investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the fund or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the fund. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 6, 2003, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of any class of the fund.



As of February 6, 2003, no person or entity owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of the fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation 1. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the fund's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million.


For the fiscal years ended October 31, 2002, 2001and 2000, the fund paid investment advisory fees of $742,000, $1,114,000 and $1,550,000, respectively (fees were reduced by $322,000, $343,000 and $407,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total fund annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 0.75% of its average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                   DISTRIBUTOR

Pursuant to a distribution agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the distribution agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly from the fund, in the amount of 0.05% of the fund's average daily net assets.

For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly by the fund, in the amount of 0.20% of the fund's average daily net assets.

------------------------

1 Effective May 9, 2003, Charles R. Schwab will step down as Co-Chief Executive
  Officer.

                          CUSTODIAN AND FUND ACCOUNTANT


PFPC Trust, 8800 Tinicum Blvd., Third Floor Suite 200, Philadelphia, PA 19153, serves as custodian for the fund. SEI Investments, Global Funds Services, (formerly SEI Investments, Mutual Funds Services), One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the fund.


The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountant maintains all books and records related to the fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The fund's independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements of the fund and review certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. The fund's audited financial statements for the fiscal year ended October 31, 2002, are included in the fund's annual report, which is a separate report supplied with the SAI.


                                 OTHER SERVICES


Schwab provides the investment adviser with quantitative analyses of the relative attractiveness of stocks in which the fund might invest. The analysts in the Schwab Equity Model Development team assemble a starting universe of securities consisting of the largest 3,500 publicly traded stocks, as measured by market capitalization. From this universe, the investment adviser applies its selection process to the stocks of companies that have market values of approximately $500 million or more. The investment adviser ranks stocks in terms of expected long-term performance using Schwab Equity Ratings. The investment adviser then optimizes those stocks to build and maintain a portfolio of approximately 100 to 200 stocks with sector diversification and risk similar to that of the S&P 500(R) Index but that, in the investment adviser's opinion, have potential for greater returns. Pursuant to an agreement between the investment adviser and Schwab, the investment adviser pays Schwab a fixed annual fee for its services. Schwab does not provide investment advice regarding the fund's portfolio.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The fund's portfolio turnover rates are in the financial highlights table in the prospectus.


The turnover rate for the fund is largely driven by the quantitative techniques and risk management model used to help the fund construct its investment portfolio.

                             PORTFOLIO TRANSACTIONS


The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the fund. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The fund does not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which the fund may invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the fund will primarily consist of dealer spreads and brokerage commissions.



The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.






The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.



The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.



The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.



In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.


                             REGULAR BROKER-DEALERS


The fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2002, the fund purchased securities issued by the following regular broker-dealers:



                                                 Value of Fund's Holdings as of
Regular Broker-Dealer                                          October 31, 2002
-------------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                             $   501,000
Goldman Sachs Group, Inc.                                           $   415,000


                              BROKERAGE COMMISSIONS


For the fiscal years ended October 31, 2002, 2001, and 2000, the fund paid brokerage commissions of $368,355, $379,175 and $367,698, respectively.

                            DESCRIPTION OF THE TRUST

The fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.


The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. The fund's minimum initial investment and minimum additional investment are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings, graduation gifts or charitable giving funds.


The fund may hold special shareholder meetings, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.


           PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
                                PRICING OF SHARES


                   PURCHASING AND REDEEMING SHARES OF THE FUND


The fund is open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2003:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the fund's transfer agent prior to the close of the NYSE's trading session will be executed that day at the fund's share price calculated that day. On any day that the NYSE closes early, the fund reserves the right to advance the time by which purchase, redemption and exchanges orders must be received by the fund's transfer agent that day in order to be executed that day at that day's share price.


As long as the fund or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.




Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

The fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the fund may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                          EXCHANGING SHARES OF THE FUND

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing the fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call the fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, the fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of the fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.


The fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the fund's Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND

It is the fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code. By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to the fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.

Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the fund, dividend distributions the fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were a regular corporation. Distributions by the fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the fund.

                         CALCULATION OF PERFORMANCE DATA


Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and ten years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, the fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

Prior to June 1, 2002, the fund's day-to-day investment management was handled by a subadviser, Symphony Asset Management LLC.

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                       From Commencement of
Fund (Commencement of           One Year Ended     Five Years Ended   Operations to October
Operations)                   October 31, 2002     October 31, 2002                31, 2002
-------------------------------------------------------------------------------------------
Schwab Core Equity Fund (TM)            (12.58%)               1.85%                   6.94%
(7/1/96)
After-tax Returns:
On Distribution                         (12.78%)               0.05%                   5.33%
On Distribution and Sale                 (7.70%)               1.21%                   5.43%


The fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


The fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2002.



Fund (Commencement of Operations)                    Cumulative Total Return
---------------------------------                    -----------------------
Schwab Core Equity Fund (TM) (7/1/96)                                 53.01%


The performance of the fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the fund's performance to be higher or lower than that of an index.

                       STATEMENT OF ADDITIONAL INFORMATION

                          SCHWAB MARKETMASTERS FUNDS (TM)

                        SCHWAB U.S. MARKETMASTERS FUND (TM)
                      SCHWAB BALANCED MARKETMASTERS FUND (TM)
                      SCHWAB SMALL-CAP MARKETMASTERS FUND (TM)
                    SCHWAB INTERNATIONAL MARKETMASTERS FUND (TM)


                                FEBRUARY 28, 2003



The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2003 (as amended from time to time).



To obtain a free copy of the prospectus, please contact SchwabFunds (R) at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.


The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.


The funds are each a series of Schwab Capital Trust ("trust"). Prior to June 3, 2002, the Schwab MarketMasters Funds were named the Schwab MarketManager Portfolios (R). In addition, the Schwab U.S. MarketMasters Fund was named the Growth Portfolio; the Schwab Balanced MarketMasters Fund was named the Balanced Portfolio; the Schwab Small-Cap MarketMasters Fund was named the Small Cap Portfolio; and the Schwab International MarketMasters Fund was named the International Portfolio. The funds' investment adviser, Charles Schwab Investment Management, Inc. ("CSIM") acts as the "manager of managers" and, subject to approval by the funds' Board of Trustees, hires sub-advisers ("investment managers") to manage portions of the funds' assets.


                                TABLE OF CONTENTS


                                                                                      Page
                                                                                      ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS...........................................................         2
MANAGEMENT OF THE FUNDS.........................................................        35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................        46
INVESTMENT ADVISORY AND OTHER SERVICES..........................................        46
BROKERAGE ALLOCATION AND OTHER PRACTICES........................................        53
DESCRIPTION OF THE TRUST........................................................        57
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES...........................................................        58
TAXATION........................................................................        60
CALCULATION OF PERFORMANCE DATA.................................................        62
APPENDIX - RATINGS OF INVESTMENT SECURITIES.....................................        65

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.


SCHWAB U.S. MARKETMASTERS FUND (TM) seeks capital growth.

SCHWAB BALANCED MARKETMASTERS FUND (TM) seeks capital growth and income.

SCHWAB SMALL-CAP MARKETMASTERS FUND (TM) seeks long term capital appreciation.

SCHWAB INTERNATIONAL MARKETMASTERS FUND (TM) seeks long term capital appreciation.


The following investment policies, securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a fund's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the funds will achieve their objectives.


                            FUND INVESTMENT POLICIES

It is the Schwab U.S. MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its assets in equity securities of U.S. companies or investments with similar economic characteristics. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. A U.S. company is a company (i) whose securities are traded on a recognized stock exchange in the United States; (ii) that, alone or on a consolidated basis, derives more than 50% or more of its annual revenue from either goods produced, sales made or services performed in the United States; or (iii) is organized or has a principal office in the United States.

It is the Schwab Small-Cap MarketMasters Fund's policy that under normal circumstances it will invest at least 80% of its assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. Companies with small market capitalizations generally are those with market capitalizations of $2 billion or less, at the time of the fund's investment, but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $2 billion at the time of the fund's investment.

It is the Schwab Balanced MarketMasters Fund's policy that under normal circumstances it will invest at least 25% of its assets in equity securities or investments with similar economic characteristics and at least 25% of its assets in fixed income securities or investments with similar economic characteristics. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

It is the Schwab International MarketMasters Fund's policy that under normal circumstances it will invest a substantial amount of its assets in equity securities of companies outside the United States. The fund expects to invest in companies across market capitalization ranges. The fund typically focuses on developed markets but may invest in companies from emerging markets as well.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission ("SEC").

Each fund may establish lines-of-credit ("lines") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short term, promissory notes issued by banks, corporations and other institutions to finance short term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities.

CREDIT DEFAULT SWAPS. The funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the funds would keep the stream of payments and would have no payment obligations. As the seller, the funds would be subject to investment exposure on the notional amount of the swap.

The funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the funds in the event of a default.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT INSTRUMENTS are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. Fixed income securities are debt obligations. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.

Debt instruments experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt instruments generally will not occur. This is known as extension risk and may cause the value of debt instruments to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt instruments also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations ("NRSRO"s).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

Risk management strategies include investment techniques designed to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser or sub-adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The investment adviser or sub-adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a diversified mutual fund.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser for debt portions of the portfolios.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends. Because preferred stocks pay a fixed or variable stream of dividends, they have many of the characteristics of a fixed income security and are, therefore, included in both the definition of equity security and fixed income security.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

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EVENT-LINKED BONDS. Each fund may invest up to 5% of its net assets in
"event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

FOREIGN CURRENCY TRANSACTIONS. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. Funds may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

The funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.

Funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies.

Forwards will be used primarily to adjust the foreign exchange exposure of each fund with a view to protecting the outlook, and the funds might be expected to enter into such contracts under the following circumstances:

LOCK IN. When the investment adviser or sub-adviser/investment manager ("sub-adviser") desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE. If a particular currency is expected to decrease against another currency, a fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE. If the investment adviser or sub-adviser wants to a eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser or sub-adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE. The investment adviser or sub-adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING. When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

TAX CONSEQUENCES OF HEDGING. Under applicable tax law, the funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the funds and could affect whether dividends paid by the funds are classified as capital gains or ordinary income.


FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which the funds may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the funds will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.


Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

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Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.




















FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position, and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the fund could sustain a loss.



FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission ("CFTC") licenses and regulates on foreign exchanges.


Each fund that engages in futures contracts must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. A fund may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.


While a fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading. To the extent a fund also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, the fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INITIAL PUBLIC OFFERING. The funds may purchase shares issued as part of, or a short period after, a company's initial public offering ("IPOs"), and may at times dispose of those shares shortly after their acquisition. A fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market of IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds (R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser or sub-adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser or sub-adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser or sub-adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares.

LOAN PARTICIPATIONS. The funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a fund intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a fund has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a fund were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a fund bears a substantial risk of losing the entire amount invested.

Each fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, a fund generally will treat the corporate borrower as the "issuer" of indebtedness held by the funds. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a fund and the corporate borrower, if the participation does not shift to the funds the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the funds to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the funds have invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a funds' ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

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

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the investment adviser or sub-advisers believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the funds' limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a fund.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the funds. For example, if a loan is foreclosed, a fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the funds rely on the investment adviser's and sub-advisers' research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the funds.

MATURITY OF INVESTMENTS will generally be determined using the portfolio fixed income securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. The effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length.

MONEY MARKET SECURITIES are high-quality, short term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short term, unsecured promissory notes issued to finance short term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

Each fund may keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities. Each fund may also invest in money market securities to the extent it is consistent with its investment objective.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES ("ABS") may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and Fannie Mae or Freddie Mac, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

ABS have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization.

COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

COLLATERALIZED MORTGAGE OBLIGATION ("CMO") is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases.

Municipal securities generally are classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of 397 days or less are short term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future.

Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality. Some municipal securities are taxable. These securities are issued by state and local governments and instrumentalities thereof that pay interest that is not exempt from federal income tax. States and municipalities issue taxable instruments for various reasons, relating in some cases to the nature of the project being financed and to various specific ceilings on debt issuance in others. The rate of interest payable on such instruments typically reflects its taxable nature.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS. A fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call and put options written by a fund will be covered, which means that a fund will own the securities subject to the option so long as the option is outstanding or the fund will earmark or segregate assets for any outstanding option contracts.


A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the funds write will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the funds. However, in return for the option premium, the funds accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


A fund may purchase and write put and call options on any securities in which they may invest or any securities index or basket of securities based on securities in which they may invest. In addition, the funds may purchase and sell foreign currency options and foreign currency futures contracts and related options. The funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the funds generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

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

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary market, and the resulting inability to close such positions prior to their maturity dates.

OTHER SECURITIES may be held by a fund under certain circumstances. For example, a fund could make payment of a redemption wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, a fund may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.


QUALITY OF FIXED INCOME INVESTMENTS will be principally investment-grade for each fund's assets. Investment-grade quality securities are rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser or sub-adviser. Sometimes an investment-grade quality security may be down-graded to a below investment-grade quality rating. If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser or sub-adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. However, such downgrade would not require the investment adviser or sub-advisers to sell the security on behalf of a fund. Sometimes lower-quality securities may be downgraded to an even lower quality. The investment adviser or sub-adviser may also elect to purchase high-yield securities that are rated (at the time of purchase) B or higher or the equivalent by Moody's, S&P or Fitch, Inc. or are determined to be of similar investment quality by the investment manager.


REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long term loans, and derive income for the collection of interest payments. Hybrid REITs may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended ("Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's
expenses.   Finally,   REITs  could   possibly  fail  to  qualify  for  tax-free
pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940 ("1940 Act").


REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees will take into account various factors, including: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in securities lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral, and it may invest it in short term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and offshore funds. Hedge funds and offshore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds have greater ability to make investments or use investment techniques, such as leveraging, that can increase investment return but also may substantially increase the risk of losses. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as six months or more. This means investors would not be able to sell their shares of a hedge fund until such time had past, and the investment may be deemed to be illiquid. In addition, because hedge funds may not value their portfolio holdings on a frequent basis, investments in those hedge funds may be difficult to price.

Funds also may invest in exchange traded funds, such as Standard & Poor's Depositary Receipts ("SPDRs") Trust. ETFs generally are structured as mutual funds or unit investment trusts. Shares of an ETF generally are listed on a national securities exchange and may be bought and sold throughout the day at market prices, which maybe higher or lower than the shares' net asset value. As with any exchange-listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.




SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. A short sale against the box may be treated as a taxable transaction to a fund. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SMALL-COMPANY STOCKS include small-cap stocks, which generally are common stocks issued by operating companies with market capitalizations that place them at the lower end of the stock market, as well as the stocks of companies that are determined to be small based on several factors, including the capitalization of the company and the amount of revenues. Historically, small company stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small company's stock, and even cause some small companies to fail. Additionally, small stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small stocks may change sharply during the short term and long term.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury.

SWAP AGREEMENTS can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.


For purposes of applying the fund's investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.



TEMPORARY DEFENSIVE STRATEGIES are strategies the funds may take for temporary or defensive purposes. The investment strategies for the funds are those that the funds use during normal circumstances. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short term obligations that would not ordinarily be consistent with the funds' objectives. A fund will do so only if the investment adviser or sub-advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. When a fund engages in such activities, it may not achieve its investment objective.


U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions ("wrapper providers"). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement ("covered assets") up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, the funds will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH FUND'S OUTSTANDING SHARES.

EACH OF THE SCHWAB U.S. MARKETMASTERS FUND(TM), SCHWAB BALANCED MARKETMASTERS FUND(TM) AND SCHWAB SMALL-CAP MARKETMASTERS FUND(TM) MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM) MAY NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The SEC defines concentration as investing 25% or more of a fund's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the fund.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligation.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH FUND MAY NOT:

1)       Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).


4) Purchase securities on margin, except such short term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.


5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.


Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS


Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.


Certain trustees are "interested persons." A trustee may be considered an interested person of the trust under the 1940 Act if he or she is an officer, director or employee of CSIM or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the funds' investment adviser and distributor.


The information below is provided as of October 31, 2002. Each of the below-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios ("fund complex") which as of October 31, 2002 included 45 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.


Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:


                                          TERM OF OFFICE     PRINCIPAL
NAME AND                 POSITION(S)      AND LENGTH OF      OCCUPATIONS DURING   OTHER
DATE OF BIRTH            WITH THE TRUST   TIME SERVED 1      THE PAST FIVE YEARS  DIRECTORSHIPS
                              INDEPENDENT TRUSTEES

DONALD F. DORWARD        Trustee          Trustee of         Chief Executive
September 23, 1931                        Schwab Capital     Officer, Dorward &
                                          Trust since        Associates
                                          1993.              (corporate
                                                             management,
                                                             marketing and
                                                             communications
                                                             consulting firm).
                                                             From 1996 to 1999,
                                                             Executive Vice
                                                             President and
                                                             Managing Director,
                                                             Grey Advertising.


------------------------

1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

ROBERT G. HOLMES         Trustee          Trustee of         Chairman, Chief
May 15, 1931                              Schwab Capital     Executive Officer
                                          Trust since 1993.  and Director,
                                                             Semloh Financial,
                                                             Inc.
                                                             (international
                                                             financial services
                                                             and investment
                                                             advisory firm).

DONALD R. STEPHENS       Trustee          Trustee of         Managing Partner,
June 28, 1938                             Schwab Capital     D.R. Stephens &
                                          Trust since 1993.  Company
                                                             (investments).
                                                             Prior to 1996,
                                                             Chairman and Chief
                                                             Executive Officer
                                                             of North American
                                                             Trust (real estate
                                                             investment trust).

MICHAEL W. WILSEY        Trustee          Trustee of         Chairman and Chief
August 18, 1943                           Schwab Capital     Executive Officer,
                                          Trust since 1993.  Wilsey Bennett,
                                                             Inc. (truck and
                                                             air transportation,
                                                             real estate
                                                             investment and
                                                             management, and
                                                             investments).

MARIANN BYERWALTER       Trustee          Trustee of         Chairman of JDN    Ms. Byerwalter also is
August 13, 1960                           Schwab Capital     Corporate Advisory   on the Board of
                                          Trust since 2000.  LLC. From 1996 to    Trustees of Stanford
                                                             2001, Ms.            University, America
                                                             Byerwalter was the   First Companies,
                                                             Vice President for   Omaha, NE (venture
                                                             Business Affairs     capital/fund
                                                             and Chief            management), Redwood
                                                             Financial Officer    Trust, Inc. (mortgage
                                                             of Stanford          finance), Stanford
                                                             University and, in   Hospitals and Clinics,
                                                             2001, Special        SRI International
                                                             Advisor to the       (research), PMI Group,
                                                             President of         Inc. (mortgage
                                                             Stanford             insurance) and Lucile
                                                             University. 2        Packard Children's
                                                                                  Hospital; Director until
                                                                                  2002, LookSmart, Ltd. (an
                                                                                  Internet infrastructure
                                                                                  company).

WILLIAM A. HASLER        Trustee          Trustee of         Co-Chief Executive   Mr. Hasler also is on
November 22, 1941                         Schwab Capital     Officer, Aphton      the Board of Directors
                                          Trust since 2000.  Corporation (bio-    of Solectron Corporation
                                                             pharmaceuticals)     (manufacturing), Tenera,
                                                             Prior to August      Inc. (services and
                                                             1998, Mr. Hasler     software), Airlease Ltd.
                                                             was Dean of the      (aircraft leasing),
                                                             Haas School of       Mission West Properties
                                                             Business at the      (commercial real estate)
                                                             University of        and Digital Microwave
                                                             California,          Corporation (a network
                                                             Berkeley (higher     equipment corporation).
                                                             education).

GERALD B. SMITH          Trustee          Trustee of         Since 1990,          Mr. Smith is also on
September 28, 1950                        Schwab Capital     Chairman and Chief   the Board of Directors
                                          Trust since 2000.  Executive Officer    of Rorento N.V.
                                                             and founder of       (investments -
                                                             Smith Graham & Co.   Netherlands) and
                                                             (investment          Cooper Industries
                                                             advisors).           (electrical products,
                                                                                  tools and hardware),
                                                                                  and is a member of the
                                                                                  audit committee of
                                                                                  Northern Border
                                                                                  Partners, L.P.
                                                                                  (energy); Director until
                                                                                  2002, Pennzoil Quaker
                                                                                  Company (oil and gas).


------------------------

2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                               INTERESTED TRUSTEES

CHARLES R. SCHWAB 3      Chairman and     Chairman and       Chairman, Co-Chief   Director, U.S. Trust
July 29, 1937            Trustee          Trustee of         Executive Officer    Corporation, United
                                          Schwab Capital     and Director, The    States Trust Company
                                          Trust since 1993.  Charles Schwab       of New York; The Gap,
                                                             Corporation; Chief   Inc. (a clothing
                                                             Executive Officer    retailer),
                                                             and Director,        Siebel Systems
                                                             Schwab Holdings,     (a software company)
                                                             Inc.; Chairman and   and Xign, Inc. (a
                                                             Director, Charles    developer of
                                                             Schwab & Co.,        electronic payment
                                                             Inc., Charles        systems); Trustee, Board
                                                             Schwab Investment    of Trustees of Stanford
                                                             Management, Inc.;    University, since 1993;
                                                             Chairman, Charles    Director until January 1999,
                                                             Schwab Holdings      Schwab Retirement Plan
                                                             (UK); Chairman and   Services, Inc., Mayer
                                                             Chief Executive      & Schweitzer, Inc. (a
                                                             Officer, Schwab      securities brokerage
                                                             (SIS) Holdings,      subsidiary of The
                                                             Inc. I, Schwab       Charles Schwab
                                                             International        Corporation), Performance
                                                             Holdings, Inc.       Technologies, Inc.
                                                                                  (technology company),
                                                                                  TrustMark, Inc.;
                                                                                  Director until July
                                                                                  2001, The Charles
                                                                                  Schwab Trust Company;
                                                                                  Director until March 2002,
                                                                                  Audiobase, Inc. (full-
                                                                                  service audio solutions
                                                                                  for the Internet); Director
                                                                                  until May 2002, Vodaphone
                                                                                  AirTouch PLC (a tele-
                                                                                  communications company).









------------------------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

JOHN Philip COGHLAN      Trustee          Trustee of         Vice Chairman and    Director, Performance
May 6, 1951                               Schwab Capital     Executive Vice       Technologies, Inc.,
                                          Trust since 2000.  President, The       (technology company);
                                                             Charles Schwab       Director, Charles
                                                             Corporation; Vice    Schwab Asset
                                                             Chairman and         Management (Ireland)
                                                             President -          Ltd. and Charles
                                                             Individual           Schwab Worldwide Funds
                                                             Investor             PLC until March 2002.
                                                             Enterprise,
                                                             Charles Schwab &
                                                             Co., Inc.;
                                                             Director, Charles
                                                             Schwab Investment
                                                             Management, Inc.;
                                                             President, Chief
                                                             Executive Officer
                                                             and Director, The
                                                             Charles Schwab
                                                             Trust Company;
                                                             Chairman and
                                                             Director, Schwab
                                                             Retirement Plan
                                                             Services, Inc.,
                                                             Schwab Retirement
                                                             Technologies, Inc.
                                                             (formerly
                                                             TrustMark, Inc.).
                                                             Prior to July
                                                             2002, Mr. Coghlan
                                                             was Vice Chairman
                                                             and Enterprise
                                                             President,
                                                             Retirement Plan
                                                             Services and
                                                             Services for
                                                             Investment
                                                             Managers, Charles
                                                             Schwab & Co., Inc.

JEFFREY M. LYONS 3       Trustee          Trustee of         Executive Vice
February 22, 1955                         Schwab Capital     President, Asset
                                          Trust since 2002.  Management
                                                             Products &
                                                             Services since
                                                             September 2001,
                                                             Charles Schwab &
                                                             Co., Inc. Prior
                                                             to September 2001,
                                                             Mr. Lyons was
                                                             Executive Vice
                                                             President, Mutual
                                                             Funds, Charles
                                                             Schwab & Co., Inc.

                                    OFFICERS

RANDALL W. MERK          President and    Officer of         President and
July 25, 1954            Chief            Schwab Capital     Chief Executive
                         Executive        Trust since 2002.  Officer, Charles
                         Officer                             Schwab Investment
                                                             Management, Inc.
                                                             and Executive Vice
                                                             President, Charles
                                                             Schwab & Co.,
                                                             Inc. Prior to
                                                             September 2002,
                                                             Mr. Merk was
                                                             President and
                                                             Chief Investment
                                                             Officer, American
                                                             Century Investment
                                                             Management, and
                                                             Director, American
                                                             Century Companies,
                                                             Inc. (June 2001 to
                                                             August 2002);
                                                             Chief Investment
                                                             Officer, Fixed
                                                             Income, American
                                                             Century Companies,
                                                             Inc. (January 1997
                                                             to June 2001).


------------------------

3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

TAI-CHIN TUNG            Treasurer and    Officer of         Senior Vice          Director, Charles
March 7, 1951            Principal        Schwab Capital     President and        Schwab Asset
                         Financial        Trust since 1996.  Chief Financial      Management (Ireland)
                         Officer.                            Officer, Charles     Limited and Charles
                                                             Schwab Investment    Schwab Worldwide Funds
                                                             Management, Inc.;    PLC.
                                                             Vice President,
                                                             The Charles Schwab
                                                             Trust Company.

STEPHEN B. WARD          Senior Vice      Officer of         Director, Senior
April 5, 1955            President and    Schwab Capital     Vice President and
                         Chief            Trust since 1991.  Chief Investment
                         Investment                          Officer, Charles
                         Officer.                            Schwab Investment
                                                             Management, Inc.;
                                                             Chief Investment
                                                             Officer, The
                                                             Charles Schwab
                                                             Trust Company.

KOJI E. FELTON           Secretary        Officer of         Senior Vice
March 13, 1961                            Schwab Capital     President, Chief
                                          Trust since 1998.  Counsel and
                                                             Assistant
                                                             Corporate
                                                             Secretary, Charles
                                                             Schwab Investment
                                                             Management, Inc.
                                                             Prior to June
                                                             1998, Mr. Felton
                                                             was a Branch Chief
                                                             in Enforcement at
                                                             the U.S.
                                                             Securities and
                                                             Exchange
                                                             Commission in San
                                                             Francisco.

The continuation of the funds' investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


At the May 22, 2002 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM. At a meeting of the Board of Trustees held on February 19, 2002, based on a recommendation of CSIM, the trustees, including a majority of the Independent Trustees, unanimously approved the proposed sub-advisory agreements between CSIM and each sub-adviser and the appointment of the sub-advisers to manage a portion of the assets of the funds. At the February 19, 2002 meeting, the Board, including a majority of the Independent Trustees, also approved an amendment to the investment advisory and administration agreement with CSIM to increase the fees paid by the funds for CSIM's services under this agreement. At a meeting held on May 28, 2002, the shareholders of each fund also approved these matters.


The Board approved the advisory and sub-advisory agreements (the "Agreements") based on its consideration and evaluation, at each meeting, of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreements; (2) the funds' expenses under the Agreements and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided to the funds, the Board considered, among other things, personnel, experience, track record and compliance program. With respect to CSIM, the Board also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The Board also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreements, the Board considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The Board also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the Board considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The Board considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the Board considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The Board also considered any benefits derived by the investment adviser from its relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the Board reviewed management's profitability analyses with the assistance of independent accountants. The Board also considered whether the levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds.

In its deliberations, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                BOARD COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2002. Unless otherwise stated, information is for the fund complex.



                                Aggregate Compensation 1
                                       From the:
                 ------------------------------------------------------         Pension or
                   Schwab        Schwab        Schwab            Schwab         Retirement
                     U.S.      Balanced     Small-Cap     International           Benefits              Total
                   Market        Market        Market            Market    Accrued as Part       Compensation
Name of            Master       Masters       Masters           Masters            of Fund          from Fund
Trustee          Fund(TM)      Fund(TM)      Fund(TM)          Fund(TM)           Expenses          Complex 2
-------------------------------------------------------------------------------------------------------------
Charles R.              0             0             0                 0                N/A                  0
Schwab

John Philip             0             0             0                 0                N/A                  0
Coghlan

Jeremiah H.             0             0             0                 0                N/A                  0
Chafkin 3

Jeffrey M.              0             0             0                 0                N/A                  0
Lyons 4

Mariann              $935          $869          $864              $981                N/A           $152,025
Byerwalter

Donald F.            $943          $876          $871              $989                N/A           $153,025
Dorward

William A.           $943          $876          $871              $989                N/A           $153,025

Robert G.            $943          $876          $871              $989                N/A           $153,025
Holmes

Gerald B.            $935          $869          $864              $981                N/A           $152,025
Smith

Donald R.            $935          $869          $864              $981                N/A           $152,025
Stephens

Michael W.           $943          $876          $871              $989                N/A           $153,025
Wilsey


----------------------

1 Compensation for the fiscal period ending October 31, 2002.

2 Unless otherwise stated, information is for the fund complex, which included
  45 funds as of October 31, 2002.

3 Mr. Chafkin resigned from the board effective May 22, 2002.

4 Appointed to the board on May 22, 2002.

The following table provides information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.



                                 Dollar Range of Trustee Ownership of Equity Securities
                                                                                in the:
                               --------------------------------------------------------
                                 Schwab        Schwab          Schwab            Schwab
                                   U.S.      Balanced       Small-Cap     International   Aggregate Dollar Range Of
                                 Market        Market          Market            Market        Trustee Ownership of
Name of                         Masters       Masters         Masters           Masters    Equity Securities in the
Trustee                        Fund(TM)      Fund(TM)        Fund(TM)          Fund(TM)                Fund Complex
-------------------------------------------------------------------------------------------------------------------
Charles R. Schwab                  None          None        $50,001-              Over               Over $100,000
                                                             $100,000          $100,000
Jeffrey M. Lyons                   None          None        $10,001-          $50,001-               Over $100,000
                                                             $ 50,000          $100,000
Jeremiah H. Chafkin                None          None            None              None               Over $100,000

John Philip Coghlan                None          None            None              None               Over $100,000

Mariann Byerwalter                 None          None            None              None            $ 10,001-$50,000

Donald F. Dorward                  None          None            None              None               Over $100,000

William A. Hasler                  None          None            None              None            $50,001-$100,000

Robert G. Holmes                   None          None            None              None               Over $100,000

Gerald B. Smith                    None          None            None              None               Over $100,000

Donald R. Stephens                 None          None            None              None               Over $100,000

Michael W. Wilsey                  None          None            None              None               Over $100,000


                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics ("Ethics Code") as required under the 1940 Act. Subject to certain conditions or restrictions, the Ethics Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

In addition, each sub-adviser has adopted a Code of Ethics and, subject to certain conditions, each sub-adviser's Code of Ethics permits directors or officers of the sub-adviser to buy or sell securities for their own account, including securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the sub-adviser's chief compliance officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 6, 2003, the officers and trustees of the funds, as a group owned of record, directly or beneficially, less than 1% of the outstanding voting securities of each fund.



As of February 6, 2003, no persons or entity owned, of record or beneficially, more than 5% of the outstanding voting securities of each fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                       INVESTMENT ADVISER AND SUB-ADVISERS


CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation 1. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


Each of the Schwab MarketMasters Funds(TM) is actively managed by a team of dedicated investment professionals, led by the investment adviser, who serves as the "manager of managers," and a team of sub-advisers, each of which manages a portion of the assets of the fund. The investment adviser oversees the advisory services provided to the funds. The investment adviser also may manage a portion of the funds' assets including its cash position. Pursuant to separate sub-advisory agreements, and under the supervision of the investment adviser and the funds' Board of Trustees, a number of sub-advisers are responsible for the day-to-day investment management of a discrete portion of the assets of the funds. The sub-advisers also are responsible for managing their employees who provide services to the funds. Subject to Board review, the investment adviser allocates and, when appropriate, reallocates the funds' assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the funds' investment objectives, policies and restrictions.

The following are the sub-advisers for the funds.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as a sub-adviser to the Schwab International MarketMasters Fund. It was organized as a Delaware corporation in 1958 and is a wholly owned subsidiary of American Century Companies, Inc. ("ACC"). J.P. Morgan Chase owns approximately 44% of ACC. Due to ACC's dual class voting stock structure, the subsidiary of J.P.

---------------

1 Effective May 9, 2003, Charles R. Schwab will step down as Co-Chief Executive
  Officer.

Morgan Chase that owns the ACC stock is entitled to only 8.71% of the voting power of ACC. American Century's and ACC's principal offices are located at 4500 Main Street, Kansas City, Missouri 64111.


ARONSON+JOHNSON+ORTIZ, LP ("AJO", formerly known as Aronson+Partners) serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It is organized as a Delaware limited partnership and was founded in 1984. AJO's principal office is located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102.


ARTISAN PARTNERS LIMITED PARTNERSHIP ("ARTISAN PARTNERS") serves as a sub-adviser to the Schwab International MarketMasters Fund. It was established as a Delaware limited partnership in 1994. Artisan Investment Corporation is the general partner of Artisan Partners. Artisan Partners' and Artisan Investment Corporation's principal offices are located at 1000 N. Water Street, Suite 1770, Milwaukee, Wisconsin 53202.


BERGER FINANCIAL GROUP LLC ("BERGER") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It is organized as a Nevada limited liability company and was founded in 1974. Janus Capital Group, Inc. ("JCG") indirectly owns approximately 89.5% of Berger. Berger's principal offices are located at 210 University Blvd., Suite 800, Denver, Colorado 80206. JCG's principal offices are located at 100 Fillmore Street, Denver, CO 80206. Berger may delegate certain investment management responsibilities to Perkins, Wolf, McDonnell & Co. (see below).


EAGLE ASSET MANAGEMENT, INC. ("EAGLE") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund and the Schwab Balanced MarketMasters Fund. It was organized as a Florida corporation in 1976. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Eagle's and Raymond James Financial, Inc.'s principal offices are located at 880 Carillon Parkway, P.O. Box 10520, St. Petersburg, Florida 33733-0520.

HARRIS ASSOCIATES L.P. ("HARRIS ASSOCIATES") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund and the Schwab International MarketMasters Fund. It was established as a Delaware limited partnership in 1976 and is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. The principal office of Harris Associates is located at Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790. CDC IXIS Asset Management North America, L.P.'s principal office is located at 399 Bolyston Street, Boston, Massachusetts 02116.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It is a Delaware limited liability company, and was founded in 1971. It is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). Allianz AG, a European-based, multi-national insurance and financial services holding company is the indirect majority owner of ADAM L.P., and Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. PIMCO's principal office is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. ADAM LP's principal office is located at 888 San Clemente Drive, Suite 100, Newport Beach, California 92660. Allianz AG's principal office is located at Koniginstrasse, 28 D-80802, Munich, Germany. Pacific Life Insurance Company's principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.


PERKINS, WOLF, MCDONNELL & CO. ("PERKINS") serves as a sub-adviser to the Schwab Balanced MarketMasters Fund. It was organized as a Delaware corporation in 1980. As discussed above, Berger may delegate certain of its investment management responsibilities to Perkins. Perkins' principal office is located at 310 S. Michigan Avenue, #2600, Chicago, Illinois 60604.

ROYCE & ASSOCIATES, LLC ("ROYCE") serves as a sub-adviser to the Schwab Small-Cap MarketMasters Fund. It was organized as a New York corporation in 1972, now a Delaware limited liability company and is a wholly-owned subsidiary of Legg Mason, Inc. Royce's principal office is located at 1414 Avenue of the Americas, New York, New York 10019. Legg Mason, Inc.'s principal offices are located at 100 Light Street, Baltimore, Maryland 21202.



TCW INVESTMENT MANAGEMENT COMPANY ("TIMCO") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund and Schwab Small-Cap MarketMasters Fund. It was organized as a California corporation in 1971. TIMCO is a wholly owned subsidiary of The TCW Group, Inc. Societe Generale Asset Management, S.A. ("SGAM") owns 54% of The TCW Group, Inc. Societe Generale, S.A., a publicly held financial services firm headquartered in Paris, France, owns 100% of SGAM. TIMCO's and The TCW Group, Inc.'s principal offices are located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. SGAM's principal office is located at 2, Place de la Coupole 92078 Paris, France - La Defense Cedex.


THORNBURG INVESTMENT MANAGEMENT, INC. ("THORNBURG") serves as a sub-adviser to the Schwab U.S. MarketMasters Fund. It was organized as a Delaware corporation in 1982. Thornburg's principal office is located at 119 E. Marcy St., Suite 202, Sante Fe, New Mexico 87501.

TOCQUEVILLE ASSET MANAGEMENT L.P. ("TOCQUEVILLE") serves as a sub-adviser to the Schwab Small-Cap MarketMasters Fund. It was established as a Delaware limited partnership in 1985. Tocqueville Management Corporation is the general partner of Tocqueville. Tocqueville's principal office is located at 1675 Broadway, 16th Floor, New York, New York 10019.

VEREDUS ASSET MANAGEMENT LLC ("VEREDUS") serves as a sub-adviser to the Schwab Small-Cap MarketMasters Fund. It was organized as a Kentucky limited liability company in 1998. ABN AMRO North America Holding Company owns 40% of Veredus. ABN AMRO North America Holding Company is a wholly-owned subsidiary of ABN AMRO Bank NV, a European financial services company headquartered in the Netherlands. Veredus' principal place of business is 6060 Dutchmans Lane, Suite 320, Louisville, Kentucky 40205.

WILLIAM BLAIR & COMPANY, LLC ("WILLIAM BLAIR") serves as a sub-adviser to the Schwab International MarketMasters Fund. It is a Delaware limited liability company that was established in 1935. William Blair's principal office is located at 222 West Adams St., Chicago, Illinois 60606.

SCHWAB U.S. MARKETMASTERS FUND(TM)


For its advisory and administrative services to the Schwab U.S. MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 1.00% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount.





Prior to June 3, 2002, for its advisory and administrative services to the Schwab U.S. MarketMasters Fund (formerly the Growth Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab U.S. MarketMasters Fund paid investment advisory fees of $911,000, $850,000 and $961,000, respectively (fees were reduced by $229,000, $285,000 and $316,000, respectively).



For the fiscal years ended October 31, 2002, 2001 and 2000, the investment adviser paid to the sub-advisers investment advisory fees of $279,000, $0 and $0, respectively (fees were reduced by $0, $0 and $0, respectively).


The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab U.S. MarketMasters Fund will not exceed 1.25% of the average daily net assets of the fund.

SCHWAB BALANCED MARKETMASTERS FUND(TM)


For its advisory and administrative services to the Schwab Balanced MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 0.85% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount.





Prior to June 3, 2002, for its advisory and administrative services to the Schwab Balanced MarketMasters Fund (formerly the Balanced Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab Balanced MarketMasters Fund paid investment advisory fees of $554,000, $535,000 and $592,000, respectively (fees were reduced by $174,000, $196,000 and $205,000, respectively).



For the fiscal years ended October 31, 2002, 2001 and 2000, the investment adviser paid to the sub-advisers investment advisory fees of $156,000, $0 and $0, respectively (fees were reduced by $0, $0 and $0, respectively).


The investment advisor and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Balanced MarketMasters Fund will not exceed 1.10% of the average daily net assets of the fund.

SCHWAB SMALL-CAP MARKETMASTERS FUND(TM)


For its advisory and administrative services to the Schwab Small-Cap MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 1.30% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount.





Prior to June 3, 2002, for its advisory and administrative services to the Schwab Small-Cap MarketMasters Fund (formerly the Small Cap Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab Small-Cap MarketMasters Fund paid investment advisory fees of $668,000, $511,000 and $612,000, respectively (fees were reduced by $208,000, $213,000 and $258,000, respectively).



For the fiscal years ended October 31, 2002, 2001 and 2000, the investment adviser paid to the sub-advisers investment advisory fees of $269,000, $0 and $0, respectively (fees were reduced by $0, $0 and $0, respectively).


The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Small-Cap MarketMasters Fund will not exceed 1.55% of the average daily net assets of the fund.

SCHWAB INTERNATIONAL MARKETMASTERS FUND(TM)


For its advisory and administrative services to the Schwab International MarketMasters Fund, the investment adviser is entitled to receive an annual fee, payable monthly, of 1.40% of the fund's average daily net assets. The investment adviser pays the sub-advisers their fees out of this amount.





Prior to June 3, 2002, for its advisory and administrative services to the Schwab International MarketMasters Fund(TM) (formerly the International Portfolio), the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of the fund's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the investment adviser was entitled to receive a graduated annual fee, payable monthly of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Schwab International MarketMasters Fund paid investment advisory fees of $1,621,000, $1,032,000 and $901,000, respectively (fees were reduced by $335,000, $324,000 and $316,000, respectively).



For the fiscal years ended October 31, 2002, 2001 and 2000, the investment adviser paid to the sub-advisers investment advisory fees of $555,000, $0 and $0, respectively (fees were reduced by $0, $0 and $0, respectively).


The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab International MarketMasters Fund will not exceed 1.65% of the average daily net assets of the fund.

The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of a fund. The expense cap is not intended to cover all fund expenses, and a fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets.

For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from the fund, in the amount of 0.20% of each fund's average daily net assets.




                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, PA 19153, serves as custodian for the funds. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant for the funds.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS


The funds' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of the funds and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2002, are included in the funds' annual report, which is a separate report supplied with the SAI.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The Schwab U.S. MarketMasters Fund's(TM) (formerly the Growth Portfolio) turnover rates for the fiscal years ended October 31, 2002 and 2001, were 390% and 145%, respectively.



The Schwab Balanced MarketMasters Fund's(TM) (formerly the Balanced Portfolio) turnover rates for the fiscal years ended October 31, 2002 and 2001, were 380% and 95%, respectively.



The Schwab Small-Cap MarketMasters Fund's(TM) (formerly the Small Cap Portfolio) turnover rates for the fiscal years ended October 31, 2002 and 2001, were 324% and 172%, respectively.



The Schwab International MarketMasters Fund's(TM) (formerly the International Portfolio) turnover rates for the fiscal years ended October 31, 2002 and 2001, were 158% and 51%, respectively.



Prior to June 3, 2002, the funds used a multi-fund strategy. After that date, the funds converted to a multi-manager structure investing directly in securities rather than in shares of mutual funds. As a result of the conversion to the multi-manager structure, all fund holdings were sold and the proceeds were invested in securities. The funds' turnover rates reflect both portfolio changes made to take advantage of market volatility and the action taken to effect the multi-manager conversion.


                             PORTFOLIO TRANSACTIONS


The investment adviser and sub-advisers make decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser and sub-advisers are responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.



The investment adviser and sub-advisers seek to obtain the best overall execution in executing portfolio transactions. The investment adviser or the sub-advisers may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser and sub-advisers may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser or a sub-adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser and sub-advisers may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser or the sub-advisers may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.






The investment adviser or a sub-adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser or a sub-adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser or a sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser or a sub-advisers faces a potential conflict of interest, but the investment adviser and sub-advisers believe that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.



The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser or sub-advisers with research services, in accordance with applicable rules and regulations permitting these types of arrangements. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).






The investment adviser and sub-advisers may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.


In determining when and to what extent to use Schwab or any other affiliated broker-dealer (including affiliates of the sub-advisers) as its broker for executing orders for the funds on securities exchanges, the investment adviser and sub-advisers follow procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS


The Schwab U.S. MarketMasters Fund(TM) paid brokerage commissions of $397,906, $0 and $0 for fiscal years ended October 31, 2002, 2001 and 2000, respectively. The fund paid no short term redemption charges in the past three fiscal years.



The Schwab Balanced MarketMasters Fund(TM) paid brokerage commissions of $138,911, $0 and $0 for fiscal years ended October 31, 2002, 2001 and 2000, respectively. The fund paid short term redemption charges of $0, $14,510 and $0 for the fiscal years ended October 31, 2002, 2001 and 2000, respectively.



The Schwab Small-Cap MarketMasters Fund(TM) paid brokerage commissions of $671,348, $0 and $0 for fiscal years ended October 31, 2002, 2001 and 2000, respectively. The fund paid short term redemption charges of $0, $28,787 and $28,432 for the fiscal years ended October 31, 2002, 2001 and 2000, respectively.



The Schwab International MarketMasters Fund(TM) paid brokerage commissions of 997,384, $0 and $0 for fiscal years ended October 31, 2002, 2001 and 2000, respectively. The fund paid short term redemption charges of $60,739, $7,042 and $88,284 for the fiscal years ended October 31, 2002, 2001 and 2000, respectively.



                             REGULAR BROKER-DEALERS



The fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2002, the fund purchased securities issued by the following regular broker-dealers:



SCHWAB U.S. MARKETMASTERS FUND



                                                        Value of Fund's Holdings as of
Regular Broker-Dealer                                                 October 31, 2002
--------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                                     $569,000

Lehman Brothers Holdings, Inc.                                                $570,000



SCHWAB BALANCED MARKETMASTERS FUND



                                                        Value of Fund's Holdings as of
Regular Broker-Dealer                                                 October 31, 2002
--------------------------------------------------------------------------------------
Morgan Stanley                                                                $187,000

Goldman Sachs Group, Inc.                                                     $197,000



SCHWAB SMALL-CAP MARKETMASTERS FUND



                                                        Value of Fund's Holdings as of
Regular Broker-Dealer                                                 October 31, 2002
--------------------------------------------------------------------------------------
Jefferies Group, Inc.                                                         $487,000

SCHWAB INTERNATIONAL MARKETMASTERS FUND



                                                        Value of Fund's Holdings as of
Regular Broker-Dealer                                                 October 31, 2002
--------------------------------------------------------------------------------------
ABN AMRO Holdings NA                                                          $695,000


                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's or class's minimum initial investment and minimum additional investment are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.


           PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
                               PRICING OF SHARES


                  PURCHASING AND REDEEMING SHARES OF THE FUNDS


The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2003:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.


As long as the funds or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.




Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Schwab International MarketMasters Fund(TM) reserves the right to waive the early redemption fee, if applicable, for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.

Under certain circumstances a fund may determine to make payment of a redemption wholly or in part by a distribution in-kind of securities from its portfolio in lieu of cash. In such cases, a shareholder may incur brokerage charges in later converting the securities to cash.

Each fund is designed for long term investing. Because short term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order or large purchase or exchange orders, including any purchase or exchange order which appears, in its sole discretion, to be associated with short term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short term trading activities. The funds and Schwab reserve the right to refuse any purchase or exchange order, including large orders that may negatively impact their operations.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, each fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the funds' securities may change on days when it is not possible to buy or sell shares of the funds. The funds use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward, foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short term capital losses into long term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long term capital gain distributions are taxable as long term capital gains, regardless of how long you have held your shares. However, if you receive a long term capital gain distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long term capital gain distribution, be treated as a long term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short term capital gains. Distributions to foreign shareholders of long term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the funds receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the funds, other than the Schwab International MarketMasters Fund(TM), will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a fund invests in an underlying fund that elects to pass through foreign taxes, the fund will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the fund pays will, therefore, be netted against their share of the fund's gross income.

The funds may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the funds do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the funds may be required to distribute amounts in excess of realized income and gains. To the extent that the funds do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to funds' shareholders. Therefore, the payment of this tax would reduce the funds' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.




Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the funds.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS



                                          One Year             Five Years       From Commencement of
Fund                                         Ended                  Ended              Operations to
(Commencement of Operations)      October 31, 2002       October 31, 2002           October 31, 2002
----------------------------------------------------------------------------------------------------
Schwab U.S. MarketMasters                   (17.92%)                (1.08%)                     1.83%
Fund(TM)(11/18/1996)
After-tax Returns:
On Distribution                             (18.22%)                (3.47%)                    (0.34%)
On Distribution and Sale                    (10.94%)                (1.34%)                     1.00%

Schwab Balanced
MarketMasters Fund(TM)
(11/18/1996)                                 (5.55%)                 2.98%                      4.97%
After-tax Returns:
On Distribution                              (6.36%)                 0.60%                      2.85%
On Distribution and Sale                     (3.35%)                 1.53%                      3.25%

Schwab Small-Cap
MarketMasters Fund(TM)
(9/16/1997)                                 (17.34%)                (2.62%)                    (2.69%)
After-tax Returns:
On Distribution                             (17.46%)                (3.94%)                    (3.97%)
On Distribution and Sale                    (10.57%)                (2.47%)                    (2.51%)

Schwab International
MarketMasters Fund(TM)
(10/16/1996)                                (13.65%)                 3.15%                      4.30%
After-tax Returns:
On Distribution                             (14.83%)                 0.82%                      2.23%
On Distribution and Sale                     (7.08%)                 2.10%                      3.06%



A fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2002.



Fund (Commencement of Operations)                               Cumulative Total Return
---------------------------------                               -----------------------
Schwab U.S. MarketMasters Fund(TM)(11/18/1996)                                    11.38%
Schwab Balanced MarketMasters Fund(TM)(11/18/1996)                                33.48%
Schwab Small-Cap MarketMasters Fund(TM)(9/16/1997)                               (13.06%)
Schwab International MarketMasters Fund(TM)(10/16/1996)                           28.99%


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index, information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The funds also may compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the funds' strategies.


Examples of indices used for comparison purposes and the asset categories they represent are as follows: for large company stocks, the S&P 500 Index; for small company stocks, the Ibbottson, the Barra Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond indices.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that fall into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

              SHORT TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

                      STATEMENT OF ADDITIONAL INFORMATION

                        SCHWAB MARKETTRACK PORTFOLIOS(R)
                              ALL EQUITY PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO


                                FEBRUARY 28, 2003






The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectus dated February 28, 2003 (as amended from time to time).



To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000 or write to the portfolios at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.


The portfolios' most recent annual report is a separate document supplied with the SAI and includes the audited financial statements, which are incorporated by reference into this SAI.

The portfolios are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS


                                                                                  Page
                                                                                  ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS
AND LIMITATIONS.................................................................     2
MANAGEMENT OF THE PORTFOLIOS....................................................    18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................    29
INVESTMENT ADVISORY AND OTHER SERVICES..........................................    29
BROKERAGE ALLOCATION AND OTHER PRACTICES........................................    31
DESCRIPTION OF THE TRUST........................................................    35
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES...    36
TAXATION........................................................................    38
CALCULATION OF PERFORMANCE DATA.................................................    40

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES


Each portfolio's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a portfolio means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a portfolio are represented at the meeting or (b) more than 50% of the outstanding voting shares of a portfolio.


ALL EQUITY PORTFOLIO seeks high capital growth over the long term.

GROWTH PORTFOLIO seeks high capital growth with less volatility than an all stock portfolio.

BALANCED PORTFOLIO seeks maximum total return, including both capital growth and income.

CONSERVATIVE PORTFOLIO seeks income and more growth potential than an all bond fund.


The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. There is no guarantee the portfolios will achieve their objectives.


          UNDERLYING FUND INVESTMENTS, SECURITIES, STRATEGIES AND RISKS

The portfolios' underlying fund investments, the different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Not all underlying funds discussed below are eligible investments for each portfolio. A portfolio will invest in underlying funds that are intended to help achieve its investment objective.

MUTUAL FUNDS (open-end mutual funds) are registered investment companies, which issue and redeem their shares on a continuous basis. CLOSED-END FUNDS are registered investment companies that offer a fixed number of shares and are usually listed on an exchange. These funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. These funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in these funds generally reflect the risks of the securities in which these funds invest and the investment techniques they may employ. Also, these funds charge fees and incur operating expenses. Each portfolio will normally invest at least 50% of their assets in other SchwabFunds(R), which are registered open-end investment companies.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus on a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus on a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The SchwabFunds(R) stock funds that the portfolios may currently invest in are the Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R), Schwab International Index Fund(R), and the Schwab Total Stock Market Index Fund. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value. While it is the MarketTrack All Equity Portfolio's target allocation to invest 100% in stock investments, it is the portfolio's policy that, under normal circumstances, it will invest at least 80% of its assets in equity securities. The portfolio will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes.

SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalizations. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. For full discussion of the risks of small-cap stock funds, please refer to this later in the document. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The SchwabFunds small-cap stock fund that the portfolios may currently invest in is the Schwab Small-Cap Index Fund.

INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The SchwabFunds international stock fund that the portfolios may currently invest in is the Schwab International Index Fund. For full discussion of the risks of international stock funds, please refer to this later in the document.

BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The SchwabFunds(R) bond fund that the portfolios may currently invest in is the Schwab Total Bond Market Fund (formerly known as Schwab Total Bond Market Index
Fund).

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The SchwabFunds money market fund that the portfolios may currently invest in is the Schwab Value Advantage Money Fund(R).

                  INVESTMENTS, SECURITIES, STRATEGIES AND RISKS

The different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Each portfolio also may invest in securities other than shares of SchwabFunds, such as stocks, bonds and money market securities, and engage in certain investment techniques. Not all securities or techniques discussed below are eligible investments for each portfolio. A portfolio will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivable of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BORROWING may subject a portfolio or underlying fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A portfolio or underlying fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a portfolio will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each portfolio will not concentrate its investments in a particular industry or group of industries, unless its underlying fund investments are so concentrated.













CREDIT AND LIQUIDITY supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio or fund, and affect its share price.


DEBT INSTRUMENTS are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. Fixed income securities are debt obligations. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed ("principal") until it is paid back upon maturity.



Debt instruments experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.



Conversely, in a rising interest rate environment, prepayment on outstanding debt instruments generally will not occur. This is known as extension risk and may cause the value of debt instruments to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.



Debt instruments also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities ("bonds") tend to have higher credit risk generally than U.S. government debt securities. Debt instruments also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."


Each portfolio and underlying fund may invest in investment-grade securities that are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment-grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio or underlying fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A portfolio or underlying fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, a portfolio does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a portfolio or underlying fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio or underlying fund is a series of an open-end investment management company. Each portfolio or underlying fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio or underlying fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations or because they are traded principally overseas. Foreign securities in which a portfolio or underlying fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio or underlying fund, and its ability to meet a large number of shareholder redemption requests.


Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio or underlying fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio or underlying fund to miss attractive investment opportunities. Losses to a portfolio or underlying fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a portfolio or underlying fund.


Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, the portfolios or underlying funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a portfolio or underlying fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a portfolio or underlying fund.




















FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a portfolio or underlying fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio or underlying fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or underlying fund settles its securities transactions in the future. Forwards involve risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the portfolio or underlying fund could sustain a loss.

Underlying funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, an underlying fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the underlying fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of an underlying fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's holdings of securities denominated in a particular currency and forward contracts into which the underlying fund enters. Such imperfect correlation may cause an underlying fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to an underlying fund will affect the performance of a portfolio.


FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio or underlying fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.


Each portfolio or underlying fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio or underlying fund may purchase futures contracts. Such transactions allow the portfolio's or underlying fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, a portfolio or underlying fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The underlying funds may enter into futures contracts for other reasons as well.

When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each portfolio's or underlying fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each portfolio will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities law. Underlying funds may have the same or different arrangements.

While a portfolio intends to purchase and sell futures contracts in order to simulate full investment in their respective indices, there are risks associated with these transactions. Adverse market movements could cause a portfolio to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a portfolio had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a portfolio incurs transaction costs (i.e., brokerage fees) when engaging in futures trading. To the extent a portfolio also invests in futures in order to simulate full investment, these same risks apply.

When interest rates are rising or securities prices are falling, a portfolio or underlying fund may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, a portfolio or underlying fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a portfolio or underlying fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. A portfolio or underlying fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a portfolio or underlying fund have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a portfolio or an underlying fund is unable to close out its position and prices move adversely, the portfolio or underlying fund would have to continue to make daily cash payments to maintain its margin requirements. If a portfolio or an underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a portfolio or an underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. A portfolio or an underlying fund seeks to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a portfolio or underlying fund has valued the instruments. The liquidity of a portfolio's or underlying fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.


INDEXING STRATEGIES involve tracking the securities represented in, and, therefore, performance of, an index. Each Schwab Equity Index Fund normally will invest primarily in the securities of its index. Moreover, each equity and bond fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the Board of Trustees will consider alternative arrangements for a fund.


INTERFUND BORROWING AND LENDING. A portfolio may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit and time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio or underlying fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as Freddie Mac and Fannie Mae, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The portfolios may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a portfolio or underlying fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.

OTHER SECURITIES may be held by a portfolio or underlying fund under certain circumstances. For example, a portfolio or an underlying fund could make payment of a redemption by a portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio or underlying fund rather than payment in cash. In such a case, a portfolio or an underlying fund may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.

REAL ESTATE INVESTMENT TRUSTS (REITs) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than--and at times will perform differently from--large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a portfolio, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.


REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio or underlying fund, under the direction and supervision of the Board of Trustees will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio or an underlying fund invests in restricted securities that are deemed liquid, its general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A portfolio or underlying fund will engage in securities lending arrangements with the primary objective of increasing its income. For example, a portfolio or underlying fund may receive cash collateral, and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

A portfolio may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and obtain the return of the securities loaned; (3) the portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the portfolio, including collateral received from the loan (at market value computed at the time of the loan).


Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.


SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them at the lower end of the total U.S. market. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a portfolio's or underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a portfolio or underlying fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's or underlying fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio or underlying fund will earmark or segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S OUTSTANDING VOTING SHARES.

THE ALL EQUITY PORTFOLIO MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940 (the "1940 Act").

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

1) Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

5) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

8) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act restricts a portfolio from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Concentration. The Securities and Exchange Commission defines concentration as investing 25% or more of a portfolio's total assets in an industry or group of industries, with certain exceptions.

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other registered investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's voting securities would be held by the portfolio.

Lending. Under the 1940 Act, a portfolio may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a portfolio's ability to invest in real estate, but does require that every portfolio have a fundamental investment policy governing such investments. The portfolios have adopted a fundamental policy that would permit direct investment in real estate. However, each portfolio has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the portfolios' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a portfolio evidencing indebtedness. The 1940 Act generally prohibits portfolios from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligation.

Underwriting. Under the 1940 Act, underwriting securities involves a portfolio purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified portfolio may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

EACH PORTFOLIO MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts and options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Borrow money except that the portfolio may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

6)       Invest more than 15% of its net assets in illiquid securities.

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

IN ADDITION, THE ALL EQUITY PORTFOLIO MAY NOT:

1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.


Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the portfolio's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a portfolio to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a portfolio to exceed its limitation, the portfolio will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.


                          MANAGEMENT OF THE PORTFOLIOS


Each portfolio is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each portfolio. The trustees met 6 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.



This information below is provided as of October 31, 2002. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex") which as of October 31, 2002 included 45 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.


Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

                                          TERM OF             PRINCIPAL
                                          OFFICE AND          OCCUPATIONS
NAME AND               POSITION(S)        LENGTH OF           DURING THE
DATE OF                WITH THE           TIME                PAST FIVE              OTHER
BIRTH                  TRUST              SERVED 1            YEARS                  DIRECTORSHIPS
INDEPENDENT TRUSTEES
DONALD F.              Trustee            Trustee of.         Chief Executive
DORWARD                                   Schwab              Officer, Dorward
September 23,                             Capital Trust       & Associates
1931                                      since 1993.         (corporate
                                                              management,
                                                              marketing and
                                                              communications
                                                              consulting firm).
                                                              From 1996 to
                                                              1999, Executive
                                                              Vice President
                                                              and Managing
                                                              Director, Grey
                                                              Advertising.

ROBERT G.              Trustee            Trustee of          Chairman, Chief
HOLMES                                    Schwab              Executive Officer
May 15, 1931                              Capital Trust       and Director,
                                          since 1993.         Semloh Financial,
                                                              Inc. (international
                                                              financial services
                                                              and investment
                                                              advisory firm).

DONALD R.              Trustee            Trustee of          Managing Partner,
STEPHENS                                  Schwab              D.R. Stephens &
June 28, 1938                             Capital Trust       Company
                                          since 1993.         (investments).
                                                              Prior to 1996,
                                                              Chairman and
                                                              Chief Executive
                                                              Officer of North
                                                              American Trust
                                                              (real estate
                                                              investment trust).


-----------------------


1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

MICHAEL W.             Trustee            Trustee of          Chairman and
WILSEY                                    Schwab              Chief Executive
August 18, 1943                           Capital Trust       Officer, Wilsey
                                          since 1993.         Bennett, Inc.
                                                              (truck and air
                                                              transportation,
                                                              real estate
                                                              investment and
                                                              management, and
                                                              investments).

MARIANN                Trustee            Trustee of          Chairman of JDN        Ms. Byerwalter
BYERWALTER                                Schwab              Corporate              also is on the
August 13, 1960                           Capital Trust       Advisory LLC.          Board of Trustees
                                          since 2000.         From 1996 to           of Stanford
                                                              2001, Ms.              University,
                                                              Byerwalter was         America First
                                                              the Vice President     Companies,
                                                              for Business           Omaha, NE
                                                              Affairs and Chief      (venture
                                                              Financial Officer      capital/fund
                                                              of Stanford            management),
                                                              University and, in     Redwood Trust,
                                                              2001, Special          Inc. (mortgage
                                                              Advisor to the         finance),  Stanford
                                                              President of           Hospitals and
                                                              Stanford               Clinics, SRI
                                                              University. 2          International
                                                                                     (research), PMI
                                                                                     Group, Inc.
                                                                                     (mortgage
                                                                                     insurance) and
                                                                                     Lucile Packard
                                                                                     Children's
                                                                                     Hospital; Director
                                                                                     until 2002, LookSmart,
                                                                                     Ltd.(an Internet
                                                                                     infrastructure
                                                                                     company).

WILLIAM A.             Trustee            Trustee of          Co-Chief               Mr. Hasler also is
HASLER                                    Schwab              Executive Officer,     on the Board of
November 22,                              Capital Trust       Aphton                 Directors of
1941                                      since 2000.         Corporation (bio-      Solectron
                                                              pharmaceuticals).      Corporation
                                                              Prior to August        (manufacturing),
                                                              1998, Mr. Hasler       Tenera, Inc.
                                                              was Dean of the        (services and
                                                              Haas School of         software), Airlease
                                                              Business at the        Ltd. (aircraft
                                                              University of          leasing), Mission


-------------------------


2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                                              California,            West Properties
                                                              Berkeley (higher       (commercial real
                                                              education).            estate) and Digital
                                                                                     Microwave
                                                                                     Corporation (a
                                                                                     network equipment
                                                                                     corporation).

GERALD B.              Trustee            Trustee of          Since 1990,            Mr. Smith is also
SMITH                                     Schwab              Chairman and           on the Board of
September 28,                             Capital Trust       Chief Executive        Directors of
1950                                      since 2000.         Officer and            Rorento N.V.
                                                              founder of Smith       (investments -
                                                              Graham & Co.           Netherlands) and
                                                              (investment            Cooper Industries
                                                              advisors).             (electrical
                                                                                     products, tools and
                                                                                     hardware), and is a
                                                                                     member of the
                                                                                     audit committee of
                                                                                     Northern Border
                                                                                     Partners, L.P.
                                                                                     (energy); Director
                                                                                     until 2002, Pennzoil
                                                                                     Quaker State Company
                                                                                     (oil and gas).
                                     INTERESTED TRUSTEES

CHARLES R.             Chairman         Chairman and          Chairman, Co-          Director, U.S.
SCHWAB 3               and Trustee      Trustee of            Chief Executive        Trust Corporation,
July 29, 1937                           Schwab Capital        Officer and            United States Trust
                                        Trust since 1993.     Director, The          Company of New
                                                              Charles Schwab         York; The Gap,
                                                              Corporation;           Inc. (a clothing
                                                              Chief Executive        retailer), Siebel
                                                              Officer and            Systems (a software
                                                              Director, Schwab       company) and Xign,
                                                              Holdings, Inc.;        Inc. (a developer
                                                              Chairman and           of electronic
                                                              Director, Charles      payment systems);
                                                              Schwab & Co.,          Trustee, Board of
                                                              Inc., Charles          Trustees of Stanford
                                                              Schwab                 University, since
                                                              Investment             1993; Director
                                                              Management,
                                                              Inc.; Chairman,
                                                              Charles Schwab
                                                              Holdings (UK);
                                                              Chairman and
                                                              Chief Executive
                                                              Officer, Schwab


-------------------------


3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                              (SIS) Holdings,        until January 1999,
                                                              Inc. I, Schwab         Schwab Retirement
                                                              International          Plan Services, Inc.,
                                                              Holdings, Inc.         Mayer &
                                                                                     Schweitzer, Inc. (a
                                                                                     securities
                                                                                     brokerage
                                                                                     subsidiary of The
                                                                                     Charles Schwab
                                                                                     Corporation),
                                                                                     Performance
                                                                                     Technologies, Inc.
                                                                                     (technology
                                                                                     company),
                                                                                     TrustMark, Inc.;
                                                                                     Director until July
                                                                                     2001, The Charles
                                                                                     Schwab Trust
                                                                                     Company; Director
                                                                                     until March 2002,
                                                                                     Audiobase, Inc.
                                                                                     (full-service audio
                                                                                     solutions for the
                                                                                     Internet); Director
                                                                                     until May 2002, Vodaphone
                                                                                     AirTouch PLC (a
                                                                                     telecommunications
                                                                                     company).

JOHN PHILIP            Trustee          Trustee of            Vice Chairman          Director,
COGHLAN                                 Schwab Capital        and Executive          Performance
May 6, 1951                             Trust since 2000.     Vice President,        Technologies, Inc.,
                                                              The Charles            (technology
                                                              Schwab                 company);
                                                              Corporation; Vice      Director, Charles
                                                              Chairman and           Schwab Asset
                                                              President -            Management
                                                              Individual             (Ireland) Ltd. and
                                                              Investor               Charles Schwab
                                                              Enterprise,            Worldwide Funds
                                                              Charles Schwab &       PLC until March
                                                              Co., Inc.;             2002.
                                                              Director, Charles
                                                              Schwab
                                                              Investment
                                                              Management,
                                                              Inc.; President,
                                                              Chief Executive
                                                              Officer and
                                                              Director, The
                                                              Charles Schwab
                                                              Trust Company;
                                                              Chairman and
                                                              Director, Schwab
                                                              Retirement Plan
                                                              Services, Inc.,
                                                              Schwab
                                                              Retirement
                                                              Technologies, Inc.

                                                              (formerly
                                                              TrustMark, Inc.).
                                                              Prior to July 2002,
                                                              Mr. Coghlan was
                                                              Vice Chairman
                                                              and Enterprise
                                                              President,
                                                              Retirement Plan
                                                              Services and
                                                              Services for
                                                              Investment
                                                              Managers, Charles
                                                              Schwab & Co.,
                                                              Inc.

JEFFREY M.             Trustee          Trustee of            Executive Vice
LYONS 3                                 Schwab Capital        President, Asset
February 22,                            Trust since 2002.     Management
1955                                                          Products &
                                                              Services since
                                                              September 2001,
                                                              Charles Schwab &
                                                              Co., Inc.  Prior to
                                                              September 2001,
                                                              Mr. Lyons was
                                                              Executive Vice
                                                              President, Mutual
                                                              Funds, Charles
                                                              Schwab & Co.,
                                                              Inc.
                                               OFFICERS

RANDALL W.             President        Officer of            President and
MERK                   and Chief        Schwab Capital        Chief Executive
July 25, 1954          Executive        Trust since 2002.     Officer, Charles
                       Officer                                Schwab
                                                              Investment
                                                              Management, Inc.
                                                              and Executive
                                                              Vice President,
                                                              Charles Schwab &
                                                              Co., Inc.  Prior to
                                                              September 2002,
                                                              Mr. Merk was
                                                              President and
                                                              Chief Investment
                                                              Officer, American


-------------------------


3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                              Century
                                                              Investment
                                                              Management, and
                                                              Director,
                                                              American Century
                                                              Companies, Inc.
                                                              (June 2001 to
                                                              August 2002);
                                                              Chief Investment
                                                              Officer, Fixed
                                                              Income, American
                                                              Century
                                                              Companies, Inc.
                                                              (January 1997 to
                                                              June 2001).

TAI-CHIN               Treasurer        Officer of            Senior Vice            Director, Charles
TUNG                   and              Schwab Capital        President and          Schwab Asset
March 7, 1951          Principal        Trust since 1996.     Chief Financial        Management
                       Financial                              Officer, Charles       (Ireland) Limited
                       Officer.                               Schwab                 and Charles
                                                              Investment             Schwab
                                                              Management,            Worldwide Funds
                                                              Inc.; Vice             PLC.
                                                              President, The
                                                              Charles Schwab
                                                              Trust Company.

STEPHEN B.             Senior Vice      Officer of            Director, Senior
WARD                   President        Schwab Capital        Vice President
April 5, 1955          and Chief        Trust since 1991.     and Chief
                       Investment                             Investment
                       Officer.                               Officer, Charles
                                                              Schwab
                                                              Investment
                                                              Management,
                                                              Inc.; Chief
                                                              Investment
                                                              Officer, The
                                                              Charles Schwab
                                                              Trust Company.

KOJI E.                Secretary        Officer of            Senior Vice
FELTON                                  Schwab Capital        President, Chief
March 13, 1961                          Trust since 1998.     Counsel and
                                                              Assistant
                                                              Corporate
                                                              Secretary, Charles
                                                              Schwab

                                                              Investment
                                                              Management, Inc.
                                                              Prior to June
                                                              1998, Mr. Felton
                                                              was a Branch
                                                              Chief in
                                                              Enforcement at
                                                              the U.S. Securities
                                                              and Exchange
                                                              Commission in
                                                              San Francisco.


The continuation of each portfolio's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the portfolio, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the portfolios' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


At the May 22, 2002 meeting the Board of Trustees, including a majority of independent trustees, approved the portfolios' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the portfolios under the Agreement; (2) the portfolios' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each portfolio's investment performance and how it compared to that of other comparable mutual funds; and
(4) the profitability of CSIM and its affiliates, including Schwab, with respect to each portfolio, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the portfolios, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the portfolios. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the portfolios' expenses under the Agreement, the trustees considered each portfolio's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the portfolios' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each portfolio's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to portfolio performance, the trustees considered each portfolio's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given portfolio.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser from their relationship with the portfolios, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the portfolios by CSIM and its affiliates. The Board also considered information about average expense ratios of portfolios in each portfolio's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                BOARD COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.



The trust has a Nominating Committee that is comprised of all of the Independent Trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of October 31, 2002. Unless otherwise stated, information is for the fund complex.



                               Aggregate Compensation 1                       Pension or
                                      from the:                               Retirement
                    ----------------------------------------------------        Benefits
                                                                              Accrued as              Total
                         All                                                     Part of       Compensation
Name of               Equity      Growth       Balanced      Conservative      Portfolio          from Fund
Trustee            Portfolio   Portfolio      Portfolio         Portfolio       Expenses          Complex 2

-----------------------------------------------------------------------------------------------------------
Charles R.                 0           0              0                 0            N/A                  0
Schwab

John Philip                0           0              0                 0            N/A                  0
Coghlan

Jeremiah H.                0           0              0                 0            N/A                  0
Chafkin 3

Jeffrey M.                 0           0              0                 0            N/A                  0
Lyons 4

Mariann               $1,194      $1,317         $1,286              $961            N/A           $152,025
Byerwalter

Donald F.             $1,204      $1,328         $1,297              $969            N/A           $153,025
Dorward

William A.            $1,204      $1,328         $1,297              $969            N/A           $153,025
Hasler

Robert G.             $1,204      $1,328         $1,297              $969            N/A           $153,025
Holmes

Gerald B. Smith       $1,194      $1,317         $1,286              $961            N/A           $152,025

Donald R.             $1,194      $1,317         $1,286              $961            N/A           $152,025
Stephens

Michael W.            $1,204      $1,328         $1,297              $969            N/A           $153,025
Wilsey


-------------------------------


1 Compensation for the fiscal period ending October 31, 2002.

2 Unless otherwise stated, information is for the fund complex, which included
  45 funds as of October 31,2002.

3 Mr. Chafkin resigned from the board effective May 22, 2002.

4 Appointed to the board on May 22, 2002.

The following table provides information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.



                    Dollar Range of Trustee Ownership of Equity
                                  Securities in the:
                       --------------------------------------------------------------     Aggregate Dollar Range
                        All Equity            Growth       Balanced         Conservative    Of Trustee Ownership
Name of Trustee          Portfolio         Portfolio      Portfolio            Portfolio     In the Fund Complex
----------------------------------------------------------------------------------------------------------------
Charles R. Schwab       $1-$10,000     Over $100,000           None     $50,001-$100,000           Over $100,000

Jeffrey M. Lyons              None              None           None                 None           Over $100,000

Jeremiah H. Chafkin           None              None           None                 None           Over $100,000

John P. Coghlan               None              None           None                 None           Over $100,000

Mariann Byerwalter            None              None           None                 None        $ 10,001-$50,000

Donald F. Dorward             None  $10,001-$ 50,000           None                 None           Over $100,000

William A. Hasler             None              None           None                 None        $50,001-$100,000

Robert G. Holmes              None              None           None                 None           Over $100,000

Gerald B. Smith               None              None           None                 None           Over $100,000

Donald R. Stephens            None              None           None                 None           Over $100,000

Michael W. Wilsey             None              None           None                 None           Over $100,000


                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The portfolios, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the portfolios or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the portfolios. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 6, 2003, the officers and trustees of the trust(s), as a group owned of record or beneficially less than 1% of the outstanding voting securities of each portfolio.



As of February 6, 2003, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund:


SCHWAB MARKETTRACK GROWTH PORTFOLIO


The SFGG Growth & Income Fund              101 Montgomery Street,                               10.56%
                                           Retirement Services,
                                           San Francisco, CA 94104

The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                         8.86%
                                           San Francisco, CA 94104



SCHWAB MARKETTRACK BALANCED PORTFOLIO



The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                        19.10%
                                           San Francisco, CA 94104



SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO



The SFGG Balanced Fund                     101 Montgomery Street,                               19.02%
                                           Retirement Services,
                                           San Francisco, CA 94104

The Charles Schwab Trust Co.               425 Market Street, 7th Floor,                        14.35%
                                           San Francisco, CA 94104


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation 1. As a result of his


-------------------------------


1 Effective May 9, 2003, Charles R. Schwab will step down as Co-Chief Executive
  Officer.

ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.



For its advisory and administrative services to the portfolios, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.44% of each portfolio's average daily net assets not in excess of $500 million and 0.39% of such net assets over $500 million. Prior to June 30, 2000, the graduated annual fee, payable monthly was 0.54% of each portfolio's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million.



For the fiscal years ended October 31, 2002, 2001 and 2000, the All Equity Portfolio paid investment advisory fees of $703,000, $736,000 and $741,000, respectively (fees were reduced by $1,124,000, $1,070,000 and $907,000, respectively).



For the fiscal years ended October 31, 2002, 2001 and 2000, the Growth Portfolio paid investment advisory fees of $1,007,000, $1,037,000 and $1,310,000, respectively (fees were reduced by $1,355,000, $1,329,000 and $1,315,000, respectively).



For the fiscal years ended October 31, 2002, 2001 and 2000, the Balanced Portfolio paid investment advisory fees of $989,000, $1,003,000 and $1,193,000, respectively (fees were reduced by $1,241,000, $1,252,000 and $1,135,000, respectively).



For the fiscal years ended October 31, 2002, 2001 and 2000, the Conservative Portfolio paid investment advisory fees of $437,000, $354,000 and $432,000, respectively (fees were reduced by $619,000, $539,000 and $498,000, respectively).



The investment adviser and Schwab have contractually guaranteed that, through at least February 29, 2004, the total annual operating expenses (excluding interest, taxes and certain non-routine expenses) for each portfolio, including the impact of underlying SchwabFunds investments, will not exceed 0.50% of its average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of each portfolio. The expense cap is not intended to cover all portfolio expenses, and each portfolio's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides portfolio information to shareholders, including share price, shareholder ownership and account activities and distributes the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.20% of each portfolio's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT


Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian and SEI Investments, Global Funds Services (formerly SEI Investments, Mutual Funds Services), One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the portfolios.


The custodian is responsible for the daily safekeeping of securities and cash held or sold by the portfolios. The fund accountant maintains all books and records related to each portfolio's transactions.

                             INDEPENDENT ACCOUNTANTS


The portfolios' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements for the portfolios and reviews certain regulatory reports and each portfolio's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the fiscal year ended October 31, 2002 are included in the portfolios' annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions, although brokerage commissions are generally not paid on purchases or sales of mutual fund shares.


The All Equity Portfolio's turnover rates for the fiscal years ended October 31, 2002 and 2001 were 15% and 5%, respectively.

The Growth Portfolio's turnover rates for the fiscal years ended October 31, 2002 and 2001 were 21% and 10%, respectively.



The Balanced Portfolio's turnover rates for the fiscal years ended October 31, 2002 and 2001 were 31% and 21%, respectively.



The Conservative Portfolio's turnover rates for the fiscal years ended October 31, 2002 and 2001 were 32% and 15%, respectively.


                             PORTFOLIO TRANSACTIONS


The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the portfolios. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The portfolios do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the portfolios pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the portfolios invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the portfolios will primarily consist of dealer spreads and brokerage commissions.



The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.






The investment adviser may cause the portfolios to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.



The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own portfolios to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.



The portfolios may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.



The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the portfolios to trade directly with other institutional holders. At times, this may allow the portfolios to trade larger blocks than would be possible trading through a single market maker.



In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the portfolios on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.


                              BROKERAGE COMMISSIONS

The All Equity Portfolio did not pay brokerage commissions.


For the fiscal years ended October 31, 2002, 2001 and 2000, the Growth Portfolio, paid brokerage commissions of $743, $1,177 and $1,220, respectively.



For the fiscal years ended October 31, 2002, 2001 and 2000, the Balanced Portfolio, paid brokerage commissions of $477, $752 and $812, respectively.



For the fiscal years ended October 31, 2002, 2001 and 2000, the Conservative Portfolio, paid brokerage commissions of $126, $188 and $205, respectively.

                             REGULAR BROKER-DEALERS



The fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. During the fiscal year ended October 31, 2002, the fund purchased securities issued by the following regular broker-dealers:



SCHWAB MARKETTRACK GROWTH PORTFOLIO



                                             Value of Fund's Holdings as of
Regular Broker-Dealer                                      October 31, 2002
---------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                             $72,000

Goldman Sachs Group, Inc.                                          $328,000

J.P. Morgan Chase & Co.                                            $400,000

Lehman Brothers Holdings, Inc.                                     $128,000

Merrill Lynch & Co., Inc.                                          $319,000

Morgan Stanley                                                     $413,000



SCHWAB MARKETTRACK BALANCED PORTFOLIO




                                             Value of Fund's Holdings as of
Regular Broker-Dealer                                      October 31, 2002
---------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                             $49,000

Goldman Sachs Group, Inc.                                          $220,000

J.P. Morgan Chase & Co.                                            $265,000

Lehman Brothers Holdings, Inc.                                      $85,000

Merrill Lynch & Co., Inc.                                          $209,000

Morgan Stanley                                                     $285,000



SCHWAB MARKETTRACK CONSERVATIVE PORTFOLIO



                                             Value of Fund's Holdings as of
Regular Broker-Dealer                                      October 31, 2002
---------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                             $ 9,000

Goldman Sachs Group, Inc.                                           $52,000

J.P. Morgan Chase & Co.                                             $63,000

Lehman Brothers Holdings, Inc.                                      $21,000

Merrill Lynch & Co., Inc.                                           $49,000

Morgan Stanley                                                      $67,000

                            DESCRIPTION OF THE TRUST

Each portfolio is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio or share class. Each portfolio's minimum initial investment and minimum additional investment requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings or graduation gifts.

The portfolios may hold special shareholder meetings, which may cause the portfolios to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance, which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a portfolio could become liable for a misstatement in the prospectus or SAI about another portfolio.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.


  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES


                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS


The portfolios are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2003:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the portfolios' transfer agent prior to the close of the NYSE's trading session will be executed that day at the portfolios' share price calculated that day. On any day that the NYSE closes early, such as days in advance of holidays, the portfolios reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the portfolios' transfer agent that day in order to be executed that day at that day's share price.


As long as each portfolio or Schwab follows reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.




Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Shares of the portfolios may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your portfolio shares may be redeemed unless you first transfer them to such a third-party investment provider.

                       EXCHANGING SHARES OF THE PORTFOLIOS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the portfolio or fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one portfolio or fund or class and automatically invest the proceeds in another portfolio or fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.


                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each portfolio's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each portfolio's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your portfolio at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES


Each business day, each portfolio calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a portfolio's securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.


In accordance with the 1940 Act, the underlying funds are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available.

The portfolios use approved pricing services to provide values for their securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the portfolios' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the portfolios pursuant to the procedures.

                                    TAXATION

                   FEDERAL TAX INFORMATION FOR THE PORTFOLIOS

It is each portfolio's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Code. By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a portfolio is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A portfolio's transactions in futures contracts and forward foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of a portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the portfolios' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the portfolios. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a portfolio.

Any dividends declared by a portfolio in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gain distribution with respect to portfolio shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the portfolios, dividend distributions the portfolios designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the portfolios were regular corporations. Distributions by a portfolio also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A portfolio will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withhold amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding"; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the portfolios generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a portfolio invests in an underlying mutual fund that elects to pass through foreign taxes, the portfolio will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore, be netted against their share of the portfolio's gross income.

The portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the portfolios' shareholders. Therefore, the payment of this tax would reduce the portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying mutual fund may invest in non-U.S. corporations, which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying mutual fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying mutual fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying mutual fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in the portfolios.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a portfolio assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of portfolio shares may exceed returns after taxes on distributions (but before sale of portfolio shares).

                          AVERAGE ANNUAL TOTAL RETURNS


Portfolio                                         One Year                Five Years         From Commencement of
(Commencement of                                     Ended                     Ended                   Operations
Operations)                               October 31, 2002          October 31, 2002          to October 31, 2002
-----------------------------------------------------------------------------------------------------------------
All Equity (5/19/1998)                              (14.40%)                   -----                        (4.72%)
After-tax Returns:
On Distribution                                     (14.83%)                   -----                        (5.12%)
On Distribution and Sale                             (8.49%)                   -----                        (3.78%)

Growth (11/20/1995)                                 (10.78%)                    0.65%                        5.29%
After-tax Returns:
On Distribution                                     (11.54%)                   (0.38%)                       4.40%
On Distribution and Sale                             (6.33%)                    0.16%                        4.00%

Balanced (11/20/1995)                                (7.08%)                    2.26%                        5.68%
After-tax Returns:
On Distribution                                      (8.29%)                    1.00%                        4.60%
On Distribution and Sale                             (4.12%)                    1.30%                        4.18%

Conservative (11/20/1995)                            (3.29%)                    3.65%                        5.91%
After-tax Returns:
On Distribution                                      (4.64%)                    2.05%                        4.36%
On Distribution and Sale                             (1.91%)                    2.20%                        4.08%



A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2002.



Portfolio (Commencement of Operations)                        Cumulative Total Return
          ----------------------------                        -----------------------
All Equity   (5/19/1998)                                                       (19.38%)
Growth       (11/20/1995)                                                       43.07%
Balanced     (11/20/1995)                                                       46.80%
Conservative (11/20/1995)                                                       49.03%


The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index and information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to other asset class performance, performance of indices and mutual funds similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.

Examples of indices used for comparison purposes and the asset categories they represent are as follows: for large company stocks, the S&P 500 Index; for small company stocks, the Ibbottson, the Barra Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds, the Lehman Brothers Aggregate Bond indices.

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB FOCUS FUNDS
                            COMMUNICATIONS FOCUS FUND
                          FINANCIAL SERVICES FOCUS FUND
                             HEALTH CARE FOCUS FUND


                              TECHNOLOGY FOCUS FUND
                                FEBRUARY 28, 2003


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectus dated February 28, 2003 (as amended from time to time).



To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000 or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.


The funds' most recent annual report is a separate document supplied with the SAI and includes the funds' audited financial statements, which are incorporated by reference into this SAI.

The funds are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS


                                                                                Page
INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS...................        2
MANAGEMENT OF THE FUNDS....................................................       17
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................       28
INVESTMENT ADVISORY AND OTHER SERVICES.....................................       28
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................       30
DESCRIPTION OF THE TRUST...................................................       33
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER
DOCUMENTS AND PRICING OF SHARES............................................       34
TAXATION...................................................................       36
CALCULATION OF PERFORMANCE DATA............................................       38

            INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each fund's investment objective is to seek long-term capital growth.


Each fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. A majority of the outstanding voting shares of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of a fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of a fund.



The following descriptions of investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective. There is no guarantee the funds will achieve their objectives.


                              INVESTMENT STRATEGIES

Each fund selects its investments from a base universe of the 2,000 largest (measured by market capitalization) U.S. incorporated companies plus any other companies (including foreign and smaller companies) included in the S&P 500(R) Composite Stock Index. The Communications Focus Fund also may include in its base universe foreign stocks not included in the S&P 500. In the future, Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) may expand the model's base universe to include stocks and other equity securities of foreign companies not included in the S&P 500 Index.

THE COMMUNICATIONS FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the communications sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include telephone service providers, such as local and long-distance telephone companies, cellular and paging services companies, telecommunications equipment makers, companies involved in telecommunications research, distribution, sales or service, and media companies (including radio and television). Certain types of companies in which the fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

THE FINANCIAL SERVICES FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the financial services sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include commercial banks, savings and loan associations, insurance companies, brokerage companies, asset management firms, real estate investment trusts and financial services firms.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking were recently revised to permit a greater level of affiliation between financial services companies.


Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act") limits the extent to which a fund may invest in the securities of any one company that derives more than 15% of its revenues from brokerage, underwriting or investment management activities. A fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions: (1) the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer; (2) for any equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class; and (3) for a debt security, the purchase cannot result in the fund owning more than 10% of the outstanding principal amount of the issuer's debt securities.


THE HEALTH CARE FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the health care sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include biotechnology and drug companies, health care facilities operators, medical product manufacturers and suppliers, medical services firms and medical providers.

THE TECHNOLOGY FOCUS FUND will under normal circumstances invest at least 80% of its assets in securities issued by companies in the technology sector. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, assets mean net assets plus the amount of any borrowings for investment purposes. The investments may include companies that develop, produce, or distribute products or services in the electronic equipment, semiconductor, computer hardware and software, office equipment, Internet and defense and aerospace industries.

The investment adviser may change the inclusion criteria of each sector if it determines that doing so would cause a fund to be more representative of its sector.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a

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fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the funds' remaining shareholders. Each fund will pay a fee to the bank for using the lines.


CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the technology sector may have greater exposure to a single fact such as a shortage of skilled workers, which may increase costs and adversely affect the value of the sector's securities. Each fund will, under normal conditions, invest 25% or more of its total assets in the industry or group of industries representing its sector.



DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.



Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.



Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.



Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."


DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GDSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

Depositary Receipts also include securities issued by a trust representing an undivided beneficial ownership interest in the assets of the trust, usually common stocks of a group of companies. The trust generally holds the deposited common stocks for the benefit of the holders of the depositary receipts. Issuers generally are not registered as investment companies under the 1940 Act. The trustee of a trust is typically limited to performing only administrative and ministerial duties, for which it is paid out of trust assets. The risks of investing in depositary receipts generally reflect the risks of the securities held in the trust. The acquisition and disposal of some depositary receipts is limited to round-lots or round-lot multiples. Depositary receipts may trade in the secondary market at prices lower than the aggregate value of the corresponding underlying securities. In such cases, some depositary receipts enable the holders to realize the underlying value of the securities by canceling the receipt and receiving a corresponding amount of underlying securities, which requires the payment of fees and expenses.


DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company. Each fund is a non-diversified mutual fund, which means it may invest in relatively few issuers. Each fund intends to diversify its investments to the extent required to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code).


EQUITY SECURITIES represent ownership interests in a company, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, and interests in real estate investment trusts. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation's assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common stock becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company's liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are types of securities usually issued with bonds and preferred stock that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks and corporations, or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.



Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.


Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.


Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.





FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, the funds may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the funds settle its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, the funds could sustain a loss.


FUTURES CONTRACTS are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The funds may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates, or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission
(CFTC) licenses and regulates on foreign exchanges.


A fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. A fund may enter into a futures contract for other reasons.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuates. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. A fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required under the federal securities laws.

While a fund may purchase and sell futures contracts in order to increase its market exposure, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e., brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING. A fund may borrow money from and/or lend money to other funds/portfolios in the Schwab complex ("SchwabFunds(R)"). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.


MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.



Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.



Each fund must keep a portion of its assets in cash for business operations. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may invest in money market securities.


OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset in part by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the funds will be covered, which means that the funds will own the securities subject to the option so long as the option is outstanding.


A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that the fund will earmark or segregate cash, U.S. government securities or other liquid debt securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.


A fund may purchase and write put and call options on any securities in which it may invest or any securities index or basket of securities based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the OCC) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the fund, does not exceed 5% of its net assets.

REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Code. To qualify, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including other REITs), cash and government securities, distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

Like any investment in real estate, a REIT's performance depends on many factors, such as its ability to find tenants for its properties, to renew leases, and to finance property purchases and renovations. In general, REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent a REIT concentrates its investment in certain regions or property types. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Ultimately, a REIT's performance depends on the types of properties it owns and how well the REIT manages its properties.

In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates also mean that financing for property purchases and improvements is more costly and difficult to obtain. During periods of declining interest rates, certain mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and equity REITs may be affected by the ability of tenants to pay rent.

Like small-cap stocks in general, certain REITs have relatively small market capitalizations and their securities can be more volatile than -- and at times will perform differently from -- large-cap stocks. In addition, because small-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuations than the stocks of larger companies. Further, REITs are dependent upon specialized management skills, have limited diversification, and are therefore subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a fund, a shareholder will bear indirectly a proportionate share of the REIT's expenses. Finally, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.


REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, the fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.


RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the funds' portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to loaned securities may pass with the lending of the securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. Investment companies include: (1) open-end funds (commonly called mutual funds) that issue and redeem their shares on a continuous basis, (2) closed-end funds that offer a fixed number of shares, and are usually listed on an exchange, and (3) unit investment trusts that generally offer a fixed number of redeemable shares. Certain open-end funds and unit investment trusts are traded on exchanges.

Investment companies may make investments and use techniques designed to enhance their performance. These may include delayed-delivery and when-issued securities transactions; swap agreements; buying and selling futures contracts, illiquid, and/or restricted securities and repurchase agreements; and borrowing or lending money and/or portfolio securities. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Also, investment companies charge fees and incur expenses.

Each fund may buy securities of other investment companies, including those of foreign issuers, in compliance with the requirements of federal law or any SEC exemptive order. Each fund intends to vote any investment company proxies in accordance with instructions received, or in the same proportion as the vote of all other shareholders. A fund may invest in investment companies that are not registered with the SEC or privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause a fund selling an interest in an unregistered fund to lose money. For example, many hedge funds require their investors to hold their investments for at least one year.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which a fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the funds an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with funds of funds, including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by a fund of funds over the underlying fund. The conditions apply only when a fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

Under the terms of the exemptive order, each fund and its affiliates may not control a non-affiliated underlying fund. Under the 1940 Act, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a company is assumed to control that company. This limitation is measured at the time the investment is made.

SMALL-CAP STOCKS in which a fund may invest include stocks issued by U.S. operating companies with market capitalizations that place them below the largest 1,000 such companies. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a fund's positions in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a fund that invests in small-cap stocks may change sharply during the short term and long term.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their yields and prices to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUNDS' OUTSTANDING VOTING SHARES:

1) Each fund will concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Communications Focus Fund will concentrate its investments in securities of companies in the communications sector. The Financial Focus Fund will concentrate its investments in securities of companies in the financial services sector. The Health Care Focus Fund will concentrate its investments in securities of companies in the health care sector. The Technology Focus Fund will concentrate its investments in securities of companies in the technology sector.

2) Each fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Each fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4) Each fund may not borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Each fund may not issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Each fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING CERTAIN POLICIES AND RESTRICTIONS OF THE FUNDS.


Borrowing. The 1940 Act restricts a fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the fund's investment restriction.


Concentration. The SEC has defined concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate. However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the funds' Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are "covered" or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS ARE NON-FUNDAMENTAL AND MAY BE CHANGED BY THE TRUST'S BOARD OF TRUSTEES.

Each fund may not:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein (including REITs), (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

6) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).


Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.


                             MANAGEMENT OF THE FUNDS


Each fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of each fund. The trustees met 6 times during the most recent fiscal year.



Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.



Each of the officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios (the "fund complex") which, as of 10/31/02, included 45 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.



Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

NAME AND DATE OF BIRTH       POSITION(S)        TERM OF OFFICE AND        PRINCIPAL OCCUPATIONS            OTHER DIRECTORSHIPS
                              WITH THE            LENGTH OF TIME        DURING THE PAST FIVE YEARS
                               TRUST                 SERVED 1

                                               INDEPENDENT TRUSTEES

DONALD F. DORWARD            Trustee           Trustee of Schwab        Chief Executive Officer,
September 23, 1931                             Capital Trust since      Dorward & Associates
                                               1993.                    (corporate management,
                                                                        marketing and
                                                                        communications consulting
                                                                        firm).  From 1996 to 1999,
                                                                        Executive Vice President
                                                                        and Managing Director,
                                                                        Grey Advertising.

ROBERT G. HOLMES             Trustee           Trustee of               Chairman, Chief Executive
May 15, 1931                                   Schwab Capital Trust     Officer and Director,
                                               since 1993.              Semloh Financial, Inc.
                                                                        (international financial
                                                                        services and investment
                                                                        advisory firm).

DONALD R. STEPHENS           Trustee           Trustee of Schwab        Managing Partner, D.R.
June 28, 1938                                  Capital Trust since      Stephens & Company
                                               1993.                    (investments).  Prior to
                                                                        1996, Chairman and Chief
                                                                        Executive Officer of North


----------------


1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The SchwabFunds retirement policy requires that independent trustees elected after January 1, 2000, retire at age 72 or after twenty years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

                                                                        American Trust (real
                                                                        estate investment trust).

MICHAEL W. WILSEY            Trustee           Trustee of Schwab        Chairman and Chief
August 18, 1943                                Capital Trust since      Executive Officer, Wilsey
                                               1993.                    Bennett, Inc. (truck and
                                                                        air transportation, real
                                                                        estate investment and
                                                                        management, and
                                                                        investments).

MARIANN BYERWALTER           Trustee           Trustee of Schwab        Chairman of JDN            Ms. Byerwalter also is on the
August 13, 1960                                Capital Trust since      Corporate Advisory LLC.      Board of Trustees of Stanford
                                               2000.                    From 1996 to 2001, Ms.       University, America First
                                                                        Byerwalter was the Vice      Companies, Omaha, NE (venture
                                                                        President for Business       capital/fund management),
                                                                        Affairs and Chief            Redwood Trust, Inc. (mortgage
                                                                        Financial Officer of         finance),  Stanford Hospitals
                                                                        Stanford University and,     and Clinics, SRI International
                                                                        in 2001, Special Advisor     (research), PMI Group, Inc.
                                                                        to the President of          (mortgage insurance) and Lucile
                                                                        Stanford University.2        Packard Children's Hospital;
                                                                                                     Director until 2002, LookSmart,
                                                                                                     Ltd. (an Internet
                                                                                                     infrastructure company).

WILLIAM A. HASLER            Trustee           Trustee of Schwab        Co-Chief Executive           Mr. Hasler also is on the Board
November 22, 1941                              Capital Trust since      Officer, Aphton              of Directors of Solectron
                                               2000.                    Corporation                  Corporation (manufacturing),
                                                                        (bio-pharmaceuticals).       Tenera, Inc. (services and
                                                                        Prior to August 1998, Mr.    software), Airlease Ltd.
                                                                        Hasler was Dean of the       (aircraft
                                                                        Haas School of Business at
                                                                        the


----------


2 Charles R. Schwab, an interested trustee (see below) has served as a Trustee of Stanford University since 1993. From 1996 to 2001, Ms. Byerwalter was Chief Financial Officer of Stanford.

                                                                                                     leasing), Mission
                                                                                                     West Properties (commercial
                                                                        University of                real estate) and Digital
                                                                        California, Berkeley         Microwave Corporation (a
                                                                        (higher education).          network equipment corporation).

GERALD B. SMITH              Trustee           Trustee of Schwab        Since 1990, Chairman and     Mr. Smith is also on the Board
September 28, 1950                             Capital Trust since      Chief Executive Officer      of Directors of Rorento N.V.
                                               2000.                    and founder of Smith         (investments - Netherlands) and
                                                                        Graham & Co. (investment     Cooper Industries (electrical
                                                                        advisors).                   products, tools and hardware),
                                                                                                     and is a member of the audit
                                                                                                     committee of Northern Border
                                                                                                     Partners, L.P. (energy);
                                                                                                     Director until 2002, Pennzoil
                                                                                                     Quaker State Company (oil and
                                                                                                     gas).

                                                INTERESTED TRUSTEES

CHARLES R. SCHWAB 3          Chairman          Chairman and Trustee     Chairman, Co-Chief           Director, U.S. Trust
July 29, 1937                and Trustee       of Schwab Capital        Executive Officer and        Corporation, United States
                                               Trust since 1993.        Director, The Charles        Trust Company of New York; The
                                                                        Schwab Corporation; Chief    Gap, Inc. (a clothing
                                                                        Executive Officer and        retailer), Siebel Systems
                                                                        Director, Schwab Holdings,   (a software company) and Xign,
                                                                        Inc.; Chairman and           Inc. (a developer of electronic
                                                                        Director, Charles Schwab &   payment systems); Trustee,
                                                                        Co., Inc., Charles Schwab    Board of Trustees of Stanford
                                                                        Investment Management,       University, since 1993;
                                                                        Inc.; Chairman, Charles      Director until January 1999,
                                                                        Schwab Holdings (UK);
                                                                        Chairman and Chief
                                                                        Executive



----------


3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                                        Officer, Schwab              Schwab
                                                                        (SIS) Holdings, Inc. I,      Retirement Plan Services, Inc.,
                                                                        Schwab International         Mayer & Schweitzer, Inc. (a
                                                                        Holdings, Inc.               securities brokerage subsidiary
                                                                                                     of The Charles Schwab
                                                                                                     Corporation), Performance
                                                                                                     Technologies, Inc. (technology
                                                                                                     company), TrustMark, Inc.;
                                                                                                     Director until July 2001, The
                                                                                                     Charles Schwab Trust Company;
                                                                                                     Director until March 2002,
                                                                                                     Audiobase, Inc. (full-service
                                                                                                     audio solutions for the
                                                                                                     Internet); Director until May
                                                                                                     2002, Vodaphone AirTouch PLC (a
                                                                                                     telecommunications company).


JOHN PHILIP COGHLAN          Trustee           Trustee of Schwab        Vice Chairman and            Director, Performance
May 6, 1951                                    Capital Trust since      Executive Vice President,    Technologies, Inc., (technology
                                               2000.                    The Charles Schwab           company); Director, Charles
                                                                        Corporation; Vice Chairman   Schwab Asset Management
                                                                        and President - Retail,      (Ireland) Ltd. and Charles
                                                                        Charles Schwab & Co.,        Schwab Worldwide Funds PLC
                                                                        Inc.; Director, Charles      until March 2002.
                                                                        Schwab Investment
                                                                        Management, Inc.;
                                                                        President, Chief Executive
                                                                        Officer and Director, The
                                                                        Charles Schwab Trust
                                                                        Company; Chairman and
                                                                        Director, Schwab
                                                                        Retirement Plan Services,
                                                                        Inc., Schwab Retirement
                                                                        Technologies, Inc.
                                                                        (formerly TrustMark,
                                                                        Inc.).  Prior to July

                                                                        2002, Mr. Coghlan was Vice
                                                                        Chairman and Enterprise
                                                                        President, Retirement Plan
                                                                        Services and Services for
                                                                        Investment Managers,
                                                                        Charles Schwab & Co., Inc.


JEFFREY M. LYONS 3           Trustee           Trustee of               Executive Vice President,
February 22, 1955                              Schwab Capital Trust     Asset Management  Products
                                               since 2002.              & Services since September
                                                                        2001, Charles Schwab &
                                                                        Co., Inc.  Prior to
                                                                        September 2001, Mr. Lyons
                                                                        was Executive Vice
                                                                        President, Mutual Funds,
                                                                        Charles Schwab & Co., Inc.

                                                     OFFICERS

RANDALL W. MERK              President         Officer of  Schwab       President and Chief
July 25, 1954                and Chief         Capital Trust since      Executive Officer, Charles
                             Executive         2002.                    Schwab Investment
                             Officer                                    Management, Inc. and
                                                                        Executive Vice President,
                                                                        Charles Schwab & Co.,
                                                                        Inc.  Prior to September
                                                                        2002, Mr. Merk was
                                                                        President and


----------


3 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                                        Chief
                                                                        Investment Officer,
                                                                        American Century
                                                                        Investment Management, and
                                                                        Director, American Century
                                                                        Companies, Inc. (June 2001
                                                                        to August 2002); Chief
                                                                        Investment Officer, Fixed
                                                                        Income, American Century
                                                                        Companies, Inc. (January
                                                                        1997 to June 2001).

TAI-CHIN TUNG                Treasurer         Officer of  Schwab       Senior Vice President and    Director, Charles Schwab Asset
March 7, 1951                and               Capital Trust since      Chief Financial Officer,     Management (Ireland) Limited
                             Principal         1996.                    Charles Schwab Investment    and Charles Schwab Worldwide
                             Financial                                  Management, Inc.; Vice       Funds PLC.
                             Officer.                                   President, The Charles
                                                                        Schwab Trust Company.

STEPHEN B. WARD              Senior Vice       Officer of  Schwab       Director, Senior Vice
April 5, 1955                President         Capital Trust since      President and Chief
                             and Chief         1991.                    Investment Officer,
                             Investment                                 Charles Schwab Investment
                             Officer.                                   Management, Inc.; Chief
                                                                        Investment Officer, The
                                                                        Charles Schwab Trust
                                                                        Company.

KOJI E. FELTON               Secretary         Officer of Schwab        Senior Vice


March 13, 1961                                 Capital Trust since      President, Chief Counsel
                                               1998.                    and Assistant Corporate
                                                                        Secretary, Charles Schwab
                                                                        Investment Management,
                                                                        Inc.  Prior to June 1998,
                                                                        Mr. Felton was a Branch
                                                                        Chief in Enforcement at
                                                                        the U.S. Securities and
                                                                        Exchange Commission in San
                                                                        Francisco.


The continuation of each fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.


At the May 22, 2002 meeting, the Board of Trustees, including a majority of Independent Trustees, approved the funds' investment advisory and administration agreement with CSIM (the "Agreement") based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the funds under the Agreement; (2) the funds' expenses under the Agreement and how those expenses compared to those of other comparable mutual funds; (3) each fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to each fund, including both direct and indirect benefits accruing to CSIM and its affiliates.


First, with respect to the nature and quality of the services provided by CSIM to the funds, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the funds. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the funds' expenses under the Agreement, the trustees considered each fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the funds' shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates each fund's respective peer group averages. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered each fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the Board of Trustees considered both risk and shareholder risk expectations for a given fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. The trustees also considered any benefits derived by the investment adviser or sub-adviser from their relationship with the funds, such as investment information or other research resources. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the funds by CSIM and its affiliates. The Board also considered information about average expense ratios of funds in each fund's respective peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total portfolio expenses from exceeding a specified cap.

In its deliberation, the Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Agreement and concluded that the compensation under the Agreement is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                                BOARD COMMITTEES


The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the Independent Trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.


The trust has a Nominating Committee that is comprised of all of the independent trustees, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as a member of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.


                              TRUSTEE COMPENSATION



The following table provides trustee compensation information as of October 31, 2002. Unless otherwise stated, information is for the fund complex.

                                                                                             Pension or
                                                Aggregate Compensation                       Retirement
                                                  from each fund(1):                           Benefits          Total
                                                  ------------------
                                              Financial                                      Accrued as      Compensation
                         Communications       Services        Health Care     Technology    Part of Fund       from Fund
 Name of Trustee           Focus Fund        Focus Fund       Focus Fund      Focus Fund      Expenses         Complex 2
 ---------------           ----------        ----------       ----------      ----------      --------          --------
Charles R. Schwab                   0                0                0                0            N/A                0
John Philip Coghlan                 0                0                0                0            N/A                0
Jeremiah H. Chafkin 3               0                0                0                0            N/A                0
Jeffrey M. Lyons 4                  0                0                0                0            N/A                0
Mariann Byerwalter           $    916         $    939         $    764         $    775            N/A         $152,025
Donald F. Dorward            $    924         $    948         $    771         $    782            N/A         $153,025
William A. Hasler            $    924         $    948         $    771         $    782            N/A         $153,025
Robert G. Holmes             $    924         $    948         $    771         $    782            N/A         $153,025
Gerald B. Smith              $    916         $    939         $    764         $    775            N/A         $152,025
Donald R. Stephens           $    916         $    939         $    764         $    775            N/A         $152,025
Michael W. Wilsey            $    924         $    948         $    771         $    782            N/A         $153,025



1     Compensation for the fiscal period ending October 31, 2002.



2 Unless otherwise stated, information is for the fund complex which included 45 funds as of October 31, 2002.



3     Mr. Chafkin resigned from the board effective May 22, 2002.



4     Appointed to the board on May 22, 2002.

                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE



The following table provides information as of December 31, 2002, with respect to a dollar range of securities beneficially owned by each trustee.



                            Dollar Range of Trustee Ownership of Equity Securities in the:           Aggregate Dollar
                            --------------------------------------------------------------
                                                Financial        Health                              Range Of Trustee
                            Communications      Services          Care        Technology             Ownership In the
Name of Trustee               Focus Fund       Focus Fund      Focus Fund     Focus Fund               Fund Complex
---------------               ----------       ----------      ----------     ----------               ------------
Charles R. Schwab                None             None            None            None                 Over $100,000

Jeremiah H. Chafkin              None             None            None            None                 Over $100,000

John P. Coghlan                  None             None            None            None                 Over $100,000

Jeffrey M. Lyons                 None             None            None            None                 Over $100,000

Mariann Byerwalter               None             None            None            None                $10,001-$50,000

Donald F. Dorward                None             None            None            None                 Over $100,000

William A. Hasler                None             None            None            None               $50,001-$100,000

Robert G. Holmes                 None             None            None            None                 Over $100,000

Gerald B. Smith                  None             None            None            None                 Over $100,000

Donald R. Stephens               None             None            None            None                 Over $100,000

Michael W. Wilsey                None             None            None            None                 Over $100,000



                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 6, 2003, the officers and trustees of the trust, as a group owned, of record or beneficially, less than 1% of the outstanding voting securities of any class of each funds.



As of February 6, 2003, no person or entity owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of each fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER


Charles Schwab Investment Management, Inc., a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the funds' investment adviser and administrator pursuant to Investment Advisory and Administration Agreements (Advisory Agreement) between it and each trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco, CA 94104, is an affiliate of the investment adviser and is the trusts' distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation 1. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.



For its advisory and administrative services to the funds, the investment adviser is entitled to receive an annual fee, accrued daily and payable monthly, of 0.54% of each fund's average daily net assets.



For the periods years ended October 31, 2002, 2001 and 2000, the Communications Focus Fund paid investment advisory fees of $0, $36,000 and $0 (fees were reduced by $67,000, $93,000 and $61,000 respectively).



For the periods years ended October 31, 2002, 2001 and 2000, the Financial Services Focus Fund paid investment advisory fees of $28,000, $52,000 and $0 (fees were reduced by $85,000, $85,000 and $38,000 respectively).



For the periods years ended October 31, 2002, 2001 and 2000, the Health Care Focus Fund paid investment advisory fees of $69,000, $84,000 and $0 (fees were reduced by $82,000, $85,000 and $44,000 respectively).



1     Effective May 9, 2003, Charles R. Schwab will step down as Co-Chief
Executive Officer.

For the periods years ended October 31, 2002, 2001 and 2000, the Technology Focus Fund paid investment advisory fees of $104,000, $116,000 and $0 (fees were reduced by $97,000, $114,000 and $85,000 respectively).



The investment adviser and Schwab have contractually guaranteed that, through February 29, 2004, each fund's total annual operating expenses (excluding interest, taxes and certain non-routine expenses) will not exceed 1.10% of each fund's average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the funds. The expense cap is not intended to cover all fund expenses, and the funds' expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.


                                  DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the funds and is the trust's agent for the purpose of the continuous offering of the funds' shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, shareholder ownership and account activities and distributes the funds' prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with each fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of each fund's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT


Brown Brothers Harriman & Co., 40 Water Street, Boston MA 02109 serves as custodian for the funds. SEI Investments, Global Funds Services (formerly SEI Investments, Mutual Funds Services), One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the funds.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains all books and records related to each fund's transactions.

                             INDEPENDENT ACCOUNTANTS

The funds' independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trusts and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each fund's audited financial statements for the fiscal year ended October 31, 2002, are included in the funds' annual report, which is a separate report supplied with the SAI.

                                 OTHER SERVICES

Barra, Inc. (Barra) provides the investment adviser with statistical and factual information and advice about economic factors and trends relating to each fund's sector and the issuers therein. Pursuant to an agreement between the investment adviser and Barra, Barra provides these services to the investment adviser, and in return is compensated by the investment adviser based on a percentage of each fund's assets, subject to any maximum and/or minimum fee per fund.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.


The funds' portfolio turnover rates are in the financial highlights table in the prospectus.


The turnover rate for each fund is largely driven by the output of the portfolio model the investment adviser uses to construct each fund's investment portfolio.

                             PORTFOLIO TRANSACTIONS

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and brokerage commissions.



The investment adviser seeks to obtain the best overall execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.



The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions or spreads to the broker or dealer providing such services.



The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions or spreads, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.



The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.



In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.



                             REGULAR BROKER-DEALERS

The funds' regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the funds; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the funds' shares. During the fiscal year ended October 31, 2002, the fund purchased securities issued by the following regular broker-dealers:



SCHWAB FINANCIAL SERVICES FOCUS FUND



                                            Value of Fund's Holdings
                                                as of October 31,
     Regular Broker-Dealer                            2002
     ---------------------                            ----
Bear Stearns Cos., Inc.                             $ 61,000
Goldman Sachs Group, Inc.                           $152,000
J.P. Morgan Chase & Co.                             $221,000
Merrill Lynch & Co., Inc.                           $ 49,000
Morgan Stanley                                      $184,000



                              BROKERAGE COMMISSIONS


For the periods years ended October 31, 2002, 2001 and 2000, the Communications Focus Fund paid brokerage commissions of $29,230, $49,164 and $19,374, respectively.



For the periods years ended October 31, 2002, 2001 and 2000, the Financial Services Focus Fund paid brokerage commissions of $32,479, $43,474 and $14,346, respectively.

For the periods years ended October 31, 2002, 2001 and 2000, the Health Care Focus Fund paid brokerage commissions of $38,816, $28,366 and $14,504, respectively.



For the periods years ended October 31, 2002, 2001 and 2000, the Technology Focus Fund paid brokerage commissions of $71,642, $76,125 and $29,812, respectively.



                            DESCRIPTION OF THE TRUST


Each fund is a series of Schwab Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investment and minimum additional investment and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice. The minimums may also be waived for investment programs such as those programs designated for retirement savings, college savings, graduation gifts or charitable giving funds.

The funds may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI for another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.



           PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND
                               PRICING OF SHARES



                  PURCHASING AND REDEEMING SHARES OF THE FUNDS



The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2003:
New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early, the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.



As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.




Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

Each fund reserves the right to waive its early redemption fee for certain tax-advantaged retirement plans or charitable giving funds, or in other circumstances when the fund's officers determine that such a waiver is in the best interests of the fund and its shareholders.

Each fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

Each fund is designed for long-term investing. Because short-term trading activities can disrupt the smooth management of a fund and increase its expenses, each fund reserves the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears in its sole discretion to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for a fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to SchwabFunds(R) that are bought and sold through third-party investment providers and the exchange privilege between SchwabFunds may not be available through third-party investment providers.


The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                           DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, "as of the close of the NYSE." This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the funds and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the funds. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the funds, dividend distributions the funds designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the funds were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Shareholders are urged to consult their tax advisors as to the state and local tax rules affecting investments in a fund.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and ten years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

For average "after-tax" total return, the SEC rules mandate several assumptions, including that the highest historical individual federal marginal income tax rates at the time of reinvestment be used, and that the calculations do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation, and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. These returns are not relevant to certain tax-deferred investors.

If the sale of shares results in a loss, it is assumed that the shareholder has sufficient capital gains to offset the capital loss. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares).

                          AVERAGE ANNUAL TOTAL RETURNS



                                                                      From Commencement of
                                              One Year Ended              Operations to
Fund (Commencement of Operations)            October 31, 2002           October 31, 2002
---------------------------------            ----------------           ----------------

Communications Focus Fund (7/3/00)               (31.73%)                    (41.64%)
After-tax Returns:
On Distribution                                  (31.73%)                    (41.64%)
On Distribution and Sale                         (19.48%)                    (30.50%)

Financial Services Focus Fund (7/3/00)           (1.78%)                     (0.18%)
After-tax Returns:
On Distribution                                  (2.33%)                     (1.07%)
On Distribution and Sale                         (1.08%)                     (0.54%)

Health Care Focus Fund (7/3/00)                  (20.84%)                    (12.91%)
After-tax Returns:
On Distribution                                  (20.86%)                    (13.15%)
On Distribution and Sale                         (12.79%)                    (10.21%)

Technology Focus Fund (7/3/00)                   (24.87%)                    (41.12%)
After-tax Returns:
On Distribution                                  (24.87%)                    (41.12%)
On Distribution and Sale                         (15.27%)                    (30.17%)


Each fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This percentage may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.


A fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 2002.



Fund (Commencement of Operations)             Cumulative Total Return
---------------------------------             -----------------------
Communications Focus Fund (7/3/00)                   (71.59%)

Financial Services Focus Fund (7/3/00)               (0.41%)

Health Care Focus Fund (7/3/00)                      (27.60%)

Technology Focus Fund (7/3/00)                       (71.00%)


The performance of the funds may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. The performance of the funds may be compared with the performance of their respective sectors for which reliable data are available, such as industry or sector data. The funds, their distributor or investment adviser may discuss or quote market, regulatory and economic data and/or factors affecting their respective sectors or industries or sub-industries within those sectors. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The funds will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the funds' performance to be higher or lower than that of an index.

                                     PART C
                                OTHER INFORMATION
                              SCHWAB CAPITAL TRUST

Item 23.          Exhibits.

(a)      Articles of                          Agreement and Declaration of
         Incorporation                        Trust, dated May 6, 1993 is
                                              incorporated by reference to
                                              Exhibit 1, File No. 811-7704, of
                                              Post-Effective Amendment No. 21 to
                                              Registrant's Registration on Form
                                              N-1A, electronically filed on
                                              December 17, 1997.

(b)      By-Laws                              Amended and Restated Bylaws are
                                              incorporated by reference to
                                              Exhibit 2, File No. 811-7704, of
                                              Post-Effective Amendment No. 7 to
                                              Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              27, 1996.

(c)      Instruments Defining        (i)      Article III, Section 5, Article V,
         rights of Security                   Article VI, Article VIII, Section
         Holders                              4 and rights of Security Article
                                              IX, Sections 1, 5 and 7 of the
                                              Agreement and Declaration of
                                              Trust, Holders dated May 6, 1993,
                                              referenced in Exhibit (a) above,
                                              are incorporated herein by
                                              reference to Exhibit 1, File No.
                                              811-7704, to Post-Effective
                                              Amendment No. 21 of Registrant's
                                              Registration Statement on Form
                                              N-1A electronically filed on
                                              December 17, 1997.

                                     (ii)     Articles 9 and 11 of the Amended
                                              and Restated Bylaws are
                                              incorporated herein by reference
                                              to Exhibit 2, File No. 811-7704,
                                              of Post-Effective Amendment No. 7
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              27, 1996.

(d)      Investment Advisory         (i)      Investment Advisory and
         Contracts                            Administration Agreement between
                                              Registrant and Contracts Charles
                                              Schwab Investment Management, Inc.
                                              (the "Investment Adviser"), dated
                                              June 15, 1994, is incorporated
                                              herein by reference to Exhibit
                                              5(a), File No. 811-7704, of
                                              Post-Effective Amendment No. 21 to
                                              Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on December
                                              17, 1997.

                                     (ii)     Amended Schedules A and B to
                                              Investment Advisory and
                                              Administration Agreement
                                              referenced in Exhibit (d)(i) above
                                              is incorporated herein by
                                              reference to Exhibit (d)(ii), File
                                              No. 811-7704, of Post-Effective
                                              Amendment No. 32 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              February 26, 1999.

                                     (iii)    Amended Schedules A and B to the
                                              Investment Advisory and
                                              Administration Agreement between
                                              Registrant and the Investment
                                              Adviser, referenced in Exhibit
                                              (d)(i) above, are electronically
                                              filed herewith as Exhibit (d)(iii)
                                              to File No. 811-7704.

Part C

                                     (iv)     Investment Sub-Advisory Agreement
                                              between Registrant, Charles Schwab
                                              Investment Management Inc., and
                                              American Century Investment
                                              Management, Inc. is incorporated
                                              herein by reference to Exhibit
                                              (d)(iv), File No. 811-7704 of
                                              Post-Effective Amendment No. 48 to
                                              Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on
                                              May 30, 2002.


                                     (v)      Investment Sub-Advisory Agreement
                                              between Registrant, Charles Schwab
                                              Investment Management Inc., and
                                              Aronson+Johnson+Ortiz, LP
                                              (formerly, Aronson + Partners) is
                                              incorporated herein by reference
                                              to Exhibit (d)(v), File No.
                                              811-7704 of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A electronically filed on
                                              May 30, 2002.


                                     (vi)     Investment Sub-Advisory Agreement
                                              between Registrant, Charles Schwab
                                              Investment Management Inc., and
                                              Artisan Partners Limited
                                              Partnership is incorporated herein
                                              by reference to Exhibit (d)(vi),
                                              File No. 811-7704 of
                                              Post-Effective Amendment No. 48 to
                                              Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on May 30,
                                              2002.

                                     (vii)    Investment Sub-Advisory Agreement
                                              between Registrant, Charles Schwab
                                              Investment Management Inc., and
                                              Berger LLC is incorporated herein
                                              by reference to Exhibit (d)(vii),
                                              File No. 811-7704 of
                                              Post-Effective Amendment No. 48 to
                                              Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on May 30,
                                              2002.

                                     (viii)   Investment Sub-Advisory Agreement
                                              between Berger and Perkins, Wolf,
                                              McDonnell & Company is
                                              incorporated herein by reference
                                              to Exhibit(d)(viii), File No.
                                              811-7704 of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A electronically filed on
                                              May 30, 2002.

                                     (ix)     Investment Sub-Advisory Agreement
                                              between Registrant, Charles
                                              Schwab Investment Management
                                              Inc., and Eagle Asset Management,
                                              Inc. is incorporated herein by
                                              reference to Exhibit (d)(ix),
                                              File No.  811-7704 of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on May 30,
                                              2002.

                                     (x)      Investment Sub-Advisory Agreement
                                              between Registrant, Charles Schwab
                                              Investment Management Inc., and
                                              Harris Associates LP is
                                              incorporated herein by reference
                                              to Exhibit (d)(x), File No.
                                              811-7704 of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A electronically filed on May
                                              30, 2002.

Part C

                                     (xi)     Investment Sub-Advisory Agreement
                                              between Registrant, Charles
                                              Schwab Investment Management
                                              Inc., and Pacific Investment
                                              Management Company LLC is
                                              incorporated herein by reference
                                              to Exhibit (d)(xi), File No.
                                              811-7704 of Post-Effective
                                              Amendment No.  48 to Registrant's
                                              Registration Statement on Form
                                              N-1A electronically filed on May
                                              30, 2002.


                                     (xii)    Investment Sub-Advisory Agreement
                                              between Registrant, Charles
                                              Schwab Investment Management
                                              Inc., and Royce & Associates, LLC
                                              is incorporated herein by
                                              reference to Exhibit (d)(xii),
                                              File No. 811-7704 of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on May 30,
                                              2002.


                                     (xiii)   Investment Sub-Advisory Agreement
                                              between Registrant, Charles
                                              Schwab Investment Management
                                              Inc., and TCW Investment
                                              Management Company is
                                              incorporated herein by reference
                                              to Exhibit (d)(xiii), File No.
                                              811-7704 of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A electronically filed on May
                                              30,

                                     (xiv)    Investment Sub-Advisory Agreement
                                              between Registrant, Charles
                                              Schwab Investment Management
                                              Inc., and Thornburg Investment
                                              Management Inc. is incorporated
                                              herein by reference to Exhibit
                                              (d)(xiv), File No.  811-7704 of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on May 30,
                                              2002.

                                     (xv)     Investment Sub-Advisory Agreement
                                              between Registrant, Charles
                                              Schwab Investment Management
                                              Inc., and Tocqueville Asset
                                              Management, L.P. incorporated
                                              herein by reference to Exhibit
                                              (d)(xv), File No.  811-7704 of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on May 30,
                                              2002.

                                     (xvi)    Investment Sub-Advisory Agreement
                                              between Registrant, Charles
                                              Schwab Investment Management
                                              Inc., and Veredus Asset
                                              Management LLC is incorporated
                                              herein by reference to Exhibit
                                              (d)(xvi), File No.  811-7704 of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on May 30,
                                              2002.

                                     (xvii)   Investment Sub-Advisory Agreement
                                              between Registrant, Charles
                                              Schwab Investment Management
                                              Inc., and William Blair &
                                              Company, L.L.C. is incorporated
                                              herein by reference to Exhibit
                                              (d)(xvii), File No.  811-7704 of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on May 30,
                                              2002.

Part C

                                     (xviii)  Form of Investment Sub-Advisory
                                              Agreement between Registrant,
                                              Charles Schwab Investment
                                              Management, Inc., and Janus
                                              Capital Management LLC, is
                                              electronically filed herein as
                                              Exhibit (d)(xviii), File No.
                                              811-7704.



                                     (xviv)   Form of Sub-Management Agreement
                                              between Janus Capital Management
                                              LLC, and Perkins, Wolf, McDonnell
                                              & Company is electronically filed
                                              herein as Exhibit (d)(xviv), File
                                              No. 811-7704.


(e)      Underwriting                (i)      Distribution Agreement between
         Contracts                            Registrant and Charles Schwab &
                                              Co., Inc. ("Schwab"), dated July
                                              21, 1993, is incorporated herein
                                              by reference to Exhibit 6(a),
                                              File No.  811-7704, of
                                              Post-Effective Amendment No. 21
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on December
                                              17, 1997.

                                     (ii)     Amended Schedule A to the
                                              Distribution Agreement,
                                              referenced at Exhibit (e)(i)
                                              above, is incorporated herein by
                                              reference to Exhibit (e)(ii),
                                              File No. 811-7704, of
                                              Post-Effective Amendment No. 32
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              26, 1999.


                                     (iii)    Amended Schedule A to the
                                              Distribution Agreement between
                                              Registrant and Schwab, referenced
                                              at Exhibit (e)(i) above, was
                                              electronically filed and is
                                              incorporated herein as Exhibit
                                              (e)(iii) to File No.  811-7704,
                                              of Post-Effective Amendment No.
                                              49 to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on August 6,
                                              2002.


(f)      Bonus or Profit                      Inapplicable
         Sharing Contracts

(g)      Custodian                   (i)      Custodian Agreement between
         Agreements                           Registrant and Morgan Stanley
                                              Trust Company, dated April 4,
                                              1997, is incorporated herein by
                                              reference to Exhibit 8(a), File
                                              No. 811-7704, of Post-Effective
                                              Amendment No. 18 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              April 14, 1997.

                                     (ii)     Amended Appendix 2 to Custodian
                                              Agreement between the Registrant
                                              and Morgan Stanley Trust Company
                                              referred to at Exhibit (g)(i)
                                              above, is incorporated herein by
                                              reference to Exhibit (g)(ii),
                                              File No. 811-7704, of
                                              Post-Effective Amendment No. 30
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on December
                                              29, 1998.

                                     (iii)    Amended Custodian Agreement
                                              referenced at Exhibit (g)(i)
                                              above, between Registrant and
                                              Morgan Stanley Trust Company, is
                                              incorporated herein by reference
                                              to Exhibit 8(c), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 21 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              December 17, 1997.

Part C

                                     (iv)     Accounting Services Agreement
                                              between Registrant and SEI
                                              Investments, dated April 1, 1998,
                                              is incorporated herein by
                                              reference to Exhibit 8(d), File
                                              No. 811-7704, of Post-Effective
                                              Amendment No. 26 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              August 14, 1998.

                                     (v)      Amended Schedule A to the
                                              Accounting Services Agreement
                                              referenced at Exhibit (g)(iv)
                                              above, is incorporated herein by
                                              reference to Exhibit (g)(v), File
                                              No.  811-7704, of Post-Effective
                                              Amendment No. 32 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              February 26, 1999.

                                     (vi)     Amended Schedule A to the
                                              Accounting Services Agreement
                                              referenced at Exhibit (g)(iv)
                                              above, is incorporated herein by
                                              reference to Exhibit (g)(vi),
                                              File No.  811-7704, of Post
                                              Effective Amendment No. 34 to
                                              Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on September
                                              14, 1999.

                                     (vii)    Custodian Services Agreement
                                              between Registrant, on behalf of
                                              the Schwab S&P 500 Fund, and PFPC
                                              Trust Company (assigned by PNC
                                              Bank, National Association ("PNC
                                              Bank"), dated February 21, 1996,
                                              is incorporated herein by
                                              reference to Exhibit 8(c), File
                                              No. 811-7704, of Post-Effective
                                              Amendment No. 7 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              February 27, 1996.

                                     (viii)   Schedule A to the Custodian
                                              Services Agreement referenced at
                                              Exhibit (g)(vii) above between
                                              Registrant, on behalf of the
                                              Institutional Select Index Funds
                                              is incorporated herein by
                                              reference to Exhibit (g)(viii),
                                              File No. 811-7704, of
                                              Post-Effective Amendment No. 32
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              26, 1999.

                                     (ix)     Schedule I to the Custodian
                                              Services Agreement referenced at
                                              Exhibit (g)(vii) above, is
                                              incorporated herein by reference
                                              to Exhibit (a)(ix), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 36 to the
                                              Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on or about
                                              February 25, 2000.

                                     (x)      Accounting Services Agreement
                                              between Registrant, on behalf of
                                              the Schwab S&P 500 Fund, and PFPC
                                              Inc., dated February 21, 1996, is
                                              incorporated herein by reference
                                              to Exhibit 8(d), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 7 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              February 27, 1996.
Part C

                                     (xi)     Amended Schedule to the
                                              Accounting Services Agreement
                                              referenced at Exhibit (g)(x)
                                              above between Registrant, on
                                              behalf of the Schwab S&P 500 Fund
                                              and the Schwab Core Equity
                                              Fund(TM) (formerly Schwab
                                              Analytics Fund(R)), and PFPC Inc.
                                              is incorporated herein by
                                              reference to Exhibit 8(f), File
                                              No. 811-7704, of Post-Effective
                                              Amendment No. 10 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on May
                                              17, 1996.

                                     (xii)    Transfer Agency Agreement between
                                              Registrant and Schwab, dated July
                                              21, 1993, is incorporated herein
                                              by reference to Exhibit 8(j),
                                              File No. 811-7704, of
                                              Post-Effective Amendment No. 21
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on December
                                              17, 1997.

                                     (xiii)   Amended Schedules A and C to the
                                              Transfer Agency Agreement
                                              referenced at Exhibit (g)(xii)
                                              above, are electronically filed
                                              herein as Exhibit (q)(xiii) to
                                              File No.  811-7704.

                                     (xiv)    Amended Schedules A and C to the
                                              Transfer Agency Agreement between
                                              Registrant and Schwab referenced
                                              at Exhibit (g)(xii) above, are
                                              incorporated herein by reference
                                              to Exhibit (g)(xiv), File No.
                                              811-7704, of Post Effective
                                              Amendment No. 33 to Registrant's
                                              Registration Statement on Form
                                              N-1A electronically filed on
                                              April 15, 1999.

                                     (xv)     Shareholder Service Agreement
                                              between Registrant and Schwab,
                                              dated July 21, 1993 is
                                              incorporated herein by reference
                                              to Exhibit 8(l), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 21 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              December 17, 1997.

                                     (xvi)    Amended Schedules A and C to the
                                              Shareholder Service Agreement
                                              between Registrant and Schwab
                                              referenced at Exhibit (g)(xv)
                                              above, is incorporated herein by
                                              reference to Exhibit (g)(xvi),
                                              File No. 811-7704, of
                                              Post-Effective Amendment No. 32
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              26, 1999.

                                     (xvii)   Amended Schedules A and C to the
                                              Shareholder Service Agreement
                                              between Registrant and Schwab
                                              referenced at Exhibit (g)(xv)
                                              above, are electronically filed
                                              herein as Exhibit (q)(xvii) to
                                              File No. 811-7704.

                                     (xviii)  Amended Custodian Services
                                              Agreement by and between
                                              Registrant and PFPC Trust Company
                                              (assigned by PNC Bank), dated
                                              November 1, 1998, referenced as
                                              Exhibit (g)(vii) above, is
                                              incorporated herein by reference
                                              to Exhibit (g)(xv), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 30 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              December 29, 1998.

Part C

                                     (xix)    Custodian Agreement by and
                                              between Registrant and Brown
                                              Brothers Harriman & Co.  dated
                                              October 28, 1999, is incorporated
                                              herein by reference to Exhibit
                                              (a)(xix), File No. 811-7704, of
                                              Post-Effective Amendment No. 38
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on May 12,
                                              2000.

                                     (xx)     Amendment to the Custodian
                                              Services Agreement pursuant to
                                              Rule 17f-5 referenced above as
                                              Exhibit (g)(xviii) between
                                              Registrant and PFPC Trust Company
                                              (assigned by PNC Bank), dated
                                              July 2, 2001, to Post-Effective
                                              Amendment No. 43 to the
                                              Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              26, 2002, is incorporated herein
                                              by reference to Exhibit (g)(xx),
                                              File No. 811-7704.

                                     (xxi)    Amendment to the Custodian
                                              Services Agreement pursuant to
                                              Rule 17f-7 referenced above as
                                              Exhibit (g)(xviii) between
                                              Registrant and PFPC Trust Company
                                              (assigned by PNC Bank), dated
                                              July 2, 2001, to Post-Effective
                                              Amendment No. 43 to the
                                              Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              26, 2002, is incorporated herein
                                              by reference to Exhibit (g)(xxi),
                                              File No. 811-7704.

                                     (xxii)   Amendment to the Custodian
                                              Services Agreement referenced
                                              above as Exhibit (g)(xviii)
                                              between Registrant and PFPC Trust
                                              Company (assigned by PNC Bank),
                                              dated August 21, 2001, to
                                              Post-Effective Amendment No. 43
                                              to the Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              26, 2002, is incorporated herein
                                              by reference to Exhibit
                                              (g)(xxii), File No.  811-7704.


                                     (xxiii)  Custodian Services Agreement
                                              between the Registrant and PFPC
                                              Trust Company on behalf of Schwab
                                              S&P 500 Fund, Schwab Core Equity
                                              Fund, Schwab Institutional Select
                                              S&P 500 Fund, Schwab Institutional
                                              Select Large-Cap Value Index Fund,
                                              Schwab Institutional Select
                                              Small-Cap Value Index Fund, Schwab
                                              Total Stock Market Index Fund,
                                              Schwab U.S. MarketMasters Fund,
                                              Schwab Balanced MarketMasters
                                              Fund, Schwab Small-Cap
                                              MarketMasters Fund, Schwab
                                              International MarketMasters Fund
                                              and Schwab Hedged Equity Fund, is
                                              electronically filed herein as
                                              Exhibit (g)(xxiii) to File No.
                                              811-7704.



                                     (xxiv)   Accounting Services Agreement
                                              between Registrant, on behalf of
                                              Schwab U.S. MarketMasters Fund,
                                              Schwab Balanced MarketMasters
                                              Fund, Schwab Small-Cap
                                              MarketMasters Fund, Schwab
                                              International MarketMasters Fund
                                              and Schwab Hedged Equity Fund, is
                                              electronically filed herein as
                                              Exhibit (g)(xxiv) to File No.
                                              811-7704.



Part C

                                     (xxv)    Rule 17f-5 and 17f-7 Services
                                              Agreement between Registrant and
                                              PFPC Trust Company dated May 22,
                                              2002, is incorporated herein by
                                              reference as Exhibit (g)(xxv) to
                                              File No.  811-7704, of
                                              Post-Effective Amendment No. 49
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on August 6,
                                              2002.


(h)      Other Material                       License Agreement between Schwab
         Contracts                            Capital Trust and Standard &
                                              Poor's is incorporated herein by
                                              reference to Exhibit (h), File
                                              No.  811-7704, of Post-Effective
                                              Amendment No. 32 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              February 26, 1999.

(i)      Legal Opinion                        Opinion of Counsel is
                                              electronically filed herein as
                                              Exhibit (i) to File No. 811-7704.


(j)      Other Opinions                       Auditors' Consent is
                                              electronically filed herein as
                                              Exhibit (j) to File No. 811-7704

(k)      Omitted Financial                    Inapplicable.
         Statements

(l)      Initial Capital             (i)      Purchase Agreement for the Schwab
         Agreement                            International Index Fund(R),
                                              dated June 17, 1993, is
                                              incorporated herein by reference
                                              to Exhibit 13(a), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 21 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              December 17, 1997.

                                     (ii)     Purchase Agreement for the Schwab
                                              Small-Cap Index Fund(R), dated
                                              October 13, 1993, is incorporated
                                              herein by reference to Exhibit
                                              13(b), File No. 811-7704, of
                                              Post-Effective Amendment No. 21
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on December
                                              17, 1997.

                                     (iii)    Purchase Agreement for the Schwab
                                              MarketTrack Portfolios - Growth
                                              Portfolio, Balanced Portfolio and
                                              Conservative Portfolio (formerly
                                              Schwab Asset Director(R)- High
                                              Growth, Schwab Asset Director -
                                              Balanced Growth, and Schwab Asset
                                              Director - Conservative Growth
                                              Funds) is incorporated herein by
                                              reference to Exhibit 13(c), File
                                              No. 811-7704, of Post-Effective
                                              Amendment No. 6 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              December 15, 1996.

                                     (iv)     Purchase Agreement for the Schwab
                                              S&P 500 Fund-Investor Shares and
                                              e.Shares(R) is incorporated
                                              herein by reference to Exhibit
                                              13(d), File No. 811-7704, of
                                              Post-Effective Amendment No. 7 to
                                              Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              27, 1996.

Part C

                                     (v)      Purchase Agreement for the Schwab
                                              Core Equity Fund(TM)(formerly
                                              Schwab Analytics Fund(R)) is
                                              incorporated herein by reference
                                              to Exhibit 13(e), File No.
                                              811-7704, to Post-Effective
                                              Amendment No. 13 of Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              October 10, 1996.

                                     (vi)     Purchase Agreement for Schwab
                                              MarketManager International
                                              Portfolio (formerly Schwab
                                              OneSource(R)
                                              Portfolios-International) is
                                              incorporated herein by reference
                                              to Exhibit 13(f), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 13 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              October 10, 1996.

                                     (vii)    Purchase Agreement for Schwab
                                              MarketManager(TM) Growth
                                              Portfolio and Balanced Portfolio
                                              (formerly Schwab OneSource
                                              Portfolios-Growth Allocation and
                                              Schwab OneSource
                                              Portfolios-Balanced Allocation)
                                              is incorporated herein by
                                              reference of Exhibit 13(g), File
                                              No.  811-7704, to Post-Effective
                                              Amendment No. 14 to Registration
                                              Statement on Form N-1A,
                                              electronically filed on December
                                              18, 1996.

                                     (viii)   Purchase Agreement for Schwab
                                              MarketManager Small Cap Portfolio
                                              (formerly Schwab OneSource(R)
                                              Portfolios-Small Company) is
                                              incorporated herein by reference
                                              to Exhibit 13(h), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 21 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              December 17, 1997.

                                     (ix)     Purchase Agreement for
                                              MarketTrack(TM) All Equity
                                              Portfolio is incorporated herein
                                              by reference to Exhibit 13(i),
                                              File No.  811-7704, of
                                              Post-Effective Amendment No. 26
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on August
                                              14, 1998.

                                     (x)      Purchase Agreement for
                                              Institutional Select S&P 500
                                              Fund, Institutional Select
                                              Large-Cap Value Index Fund and
                                              Institutional Select Small-Cap
                                              Value Index Fund is incorporated
                                              herein by reference to Exhibit
                                              (l)(x), File No. 811-7704, of
                                              Post-Effective Amendment No. 32
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on February
                                              26, 1999.


                                     (xi)     Purchase Agreement for Schwab
                                              Total Stock Market Index Fund is
                                              incorporated herein by reference
                                              to Exhibit (l)(xi), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 33 to Registrant's
                                              Registration Statement on Form
                                              N-1A electronically filed on
                                              April 15, 1999.



                                     (xii)    Purchase Agreement for Schwab
                                              Focus Funds, is incorporated
                                              herein by reference to Exhibit
                                              (l)(xii), File No. 811-7704, of
                                              Post-Effective Amendment No. 40
                                              to Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on February
                                              26, 2001.


Part C

                                     (xiii)   Purchase Agreement for Schwab
                                              Hedged Equity Fund is
                                              incorporated herein by reference
                                              as Exhibit (l)(xiii) to File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 49 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on
                                              August 6, 2002.


(m)      Rule 12b-1 Plan                      Inapplicable.

(n)      Financial Data              (i)      Inapplicable.
         Schedule

(o)      Rule 18f-3 Plan             (i)      Amended and Restated Multiple
                                              Class Plan, dated April 10, 1997,
                                              for Schwab International Index
                                              Fund, Schwab Small-Cap Index Fund
                                              and Schwab S&P 500 Fund is
                                              incorporated herein by reference
                                              to Post Effective Amendment 18,
                                              File No. 811-7704, to
                                              Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on April 14,
                                              1997.

                                     (ii)     Amended Schedule A to the Amended
                                              and Restated Multiple Class Plan
                                              and the Amended and Restated
                                              Multiple Class Plan, referenced
                                              at Exhibit (o)(i) above, for
                                              Schwab Total Stock Market Index
                                              are incorporated herein by
                                              reference to Exhibit (o)(ii),
                                              File No. 811-7704, of Post
                                              Effective Amendment No. 33 to
                                              Registrant's Registration
                                              Statement on Form N-1A
                                              electronically filed on April 15,
                                              1999.


(p)      Power of Attorney           (i)      Power of Attorney executed by
                                              Mariann Byerwalter, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(i), File
                                              No. 811-7704.



                                     (ii)     Power of Attorney executed by
                                              William A. Hasler, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(ii), File
                                              No. 811-7704.



                                     (iii)    Power of Attorney executed by
                                              Gerald B. Smith, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(iii), File
                                              No. 811-7704.




                                     (iv)     Power of Attorney executed by
                                              Charles R. Schwab, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(iv), File
                                              No. 811-7704.



                                     (v)      Power of Attorney executed by
                                              Jeffrey M. Lyons, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(v), File
                                              No. 811-7704.



                                     (vi)     Power of Attorney executed by John
                                              Philip Coghlan, September 4, 2002,
                                              is electronically herein as
                                              Exhibit (p)(vi), File No.
                                              811-7704.



                                     (vii)    Power of Attorney executed by
                                              Donald F. Dorward, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(vii), File
                                              No. 811-7704.



                                     (viii)   Power of Attorney executed by
                                              Robert G. Holmes, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(viii), File
                                              No. 811-7704.


Part C

                                     (ix)     Power of Attorney executed by
                                              Donald R. Stephens, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(ix), File
                                              No. 811-7704.



                                     (x)      Power of Attorney executed by
                                              Michael W. Wilsey, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(x), File
                                              No. 811-7704.



                                     (xi)     Power of Attorney executed by
                                              Randall W. Merk, September 4,
                                              2002, is electronically filed
                                              herein as Exhibit (p)(xi), File
                                              No. 811-7704.



                                     (xii)    Power of Attorney executed by
                                              Tai-Chin Tung, September 4, 2002,
                                              is electronically filed herein as
                                              Exhibit (p)(xii), File No.
                                              811-7704.



(q)      Code of Ethics              (i)      Code of Ethics adopted by
                                              Registrant, Charles Schwab
                                              Investment Management Inc.  and
                                              Charles Schwab & Co., Inc. is
                                              electronically herein as Exhibit
                                              (q)(i), File No. 811-7704.


                                     (ii)     Sub-Advisor Code of Ethics
                                              adopted by American Century
                                              Investment Management, Inc.  is
                                              incorporated herein by reference
                                              to Exhibit (q)(ii), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on May
                                              30, 2002.


                                     (iii)    Sub-Advisor Code of Ethics
                                              adopted by Aronson+Johnson+Ortiz,
                                              LP (formerly, Aronson + Partners)
                                              is incorporated herein by
                                              reference to Exhibit (q)(iii),
                                              File No. 811-7704, of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on May 30,
                                              2002.


                                     (iv)     Sub-Advisor Code of Ethics
                                              adopted by Artisan Partners
                                              Limited Partnership is
                                              incorporated herein by reference
                                              to Exhibit (q)(iv), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on May
                                              30, 2002.

                                     (v)      Sub-Advisor Code of Ethics
                                              adopted by Berger LLC is
                                              incorporated herein by reference
                                              to Exhibit (q)(v), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on May
                                              30, 2002.

                                     (vi)     Sub-Advisor Code of Ethics
                                              adopted by Eagle Asset
                                              Management, Inc. is incorporated
                                              herein by reference to Exhibit
                                              (q)(vi), File No. 811-7704, of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on May 30,
                                              2002.

                                     (vii)    Sub-Advisor Code of Ethics
                                              adopted by Harris Associates LP
                                              is incorporated herein by
                                              reference to Exhibit (q)(vii),
                                              File No. 811-7704, of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on May 30,
                                              2002.

Part C

                                     (viii)   Sub-Advisor Code of Ethics
                                              adopted by Pacific Investment
                                              Management Company LLC is
                                              incorporated herein by reference
                                              to Exhibit (q)(viii), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on May
                                              30, 2002.

                                     (ix)     Sub-Advisor Code of Ethics
                                              adopted by Perkins, Wolf,
                                              McDonnell & Company is
                                              incorporated herein by reference
                                              to Exhibit (q)(ix), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on May
                                              30, 2002.


                                     (x)      Sub-Advisor Code of Ethics
                                              adopted by Royce &
                                              Associates, LLC is incorporated
                                              herein by reference to Exhibit
                                              (q)(x), File No.  811-7704, of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on May 30,
                                              2002.


                                     (xi)     Sub-Advisor Code of Ethics
                                              adopted by TCW Investment
                                              Management Company is
                                              incorporated herein by reference
                                              to Exhibit (q)(xi), File No.
                                              811-7704, of Post-Effective
                                              Amendment No. 48 to Registrant's
                                              Registration Statement on Form
                                              N-1A, electronically filed on May
                                              30, 2002.

                                     (xii)    Sub-Advisor Code of Ethics
                                              adopted by Thornburg Investment
                                              Management, Inc. is incorporated
                                              herein by reference to Exhibit
                                              (q)(xii), File No. 811-7704, of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on May 30,
                                              2002.

                                     (xiii)   Sub-Advisor Code of Ethics
                                              adopted by Tocqueville Asset
                                              Management, L.P. is incorporated
                                              herein by reference to Exhibit
                                              (q)(xiii), File No. 811-7704, of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on May 30,
                                              2002.

                                     (xiv)    Sub-Advisor Code of Ethics

                                              adopted by Veredus Asset
                                              Management LLC is incorporated
                                              herein by reference to Exhibit
                                              (q)(xiv), File No. 811-7704, of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on May 30,
                                              2002.

                                     (xv)     Sub-Advisor Code of Ethics
                                              adopted by William Blair Company,
                                              L.L.C. is incorporated herein by
                                              reference to Exhibit (q)(xv),
                                              File No. 811-7704, of
                                              Post-Effective Amendment No. 48
                                              to Registrant's Registration
                                              Statement on Form N-1A,
                                              electronically filed on May 30,
                                              2002.

Part C

Item 24.  Persons Controlled by or under Common Control with the Fund.

         The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios each are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended (the "1940 Act"), are advised by the Investment Adviser, and employ Schwab as their principal underwriter, transfer agent and shareholder services agent. As a result, The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios may be deemed to be under common control with Registrant.

Item 25.  Indemnification.

         Article VIII of Registrant's Agreement and Declaration of Trust (Exhibit (1) hereto, which is incorporated by reference) provides in effect that Registrant will indemnify its officers and trustees against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise, or as fines and penalties, and counsel fees reasonably incurred by any such officer or trustee in connection with the defense or disposition of any action, suit, or other proceeding. However, in accordance with Section 17(h) and 17(i) of the 1940 Act and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In any event, Registrant will comply with 1940 Act Releases No. 7221 and 11330 respecting the permissible boundaries of indemnification by an investment company of its officers and trustees.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Manager

Registrant's investment adviser, Charles Schwab Investment Management, Inc., a Delaware corporation, organized in October 1989 to serve as investment manager to Registrant, also serves as the investment manager to The Charles Schwab Family of Funds, Schwab Investments, and Schwab Annuity Portfolios, each an open-end, management investment company. The principal place of business of the investment adviser is 101 Montgomery Street, San Francisco, California 94104. The only business in which the investment adviser engages is that of investment adviser and administrator to Registrant, The Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and any other investment companies that Schwab may sponsor in the future, and an investment adviser to certain non-investment company clients.

The business, profession, vocation or employment of a substantial nature in which each director

Part C
and/or senior or executive officer of the investment adviser (CSIM) is or has been engaged during the past two fiscal years is listed below. The name of any company for which any director and/or senior or executive officer of the investment adviser serves as director, officer, employee, partner or trustee is also listed below. In addition, the name and position of each director and/or senior or executive officer of the Registrant's principal underwriter Charles Schwab & Co. Inc. is listed below.

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------------
Charles R. Schwab,               Charles Schwab & Co., Inc.                        Chairman, Director
Chairman, Chief Executive
Officer and Trustee
                                 The Charles Schwab Corporation                    Chairman and Co-Chief Executive
                                                                                   Officer, Director

                                 Charles Schwab Investment Management, Inc.        Chairman, Director

                                 Schwab Holdings, Inc.                             Chief Executive Officer, Director

                                 Schwab International Holdings, Inc.               Chairman and Chief Executive
                                                                                   Officer

                                 Schwab (SIS) Holdings, Inc. I                     Chairman and Chief Executive
                                                                                   Officer

                                 Charles Schwab Holdings (UK)                      Chairman

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 The Gap, Inc.                                     Director

                                 Audiobase, Inc.                                   Director

                                 Vodaphone AirTouch PLC                            Director

                                 Siebel Systems                                    Director

                                 Xign, Inc.                                        Director

                                 The Charles Schwab Trust Company                  Director until July 2001

Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------------
David S. Pottruck                Charles Schwab & Co., Inc.                        President and Chief Executive
                                                                                   Officer, Director

                                 The Charles Schwab Corporation                    President and Co-Chief Executive
                                                                                   Officer, Director

                                 U.S. Trust Corporation                            Director

                                 United States Trust Company of New York           Director

                                 Schwab (SIS) Holdings, Inc. I                     President and Chief Operating
                                                                                   Officer

                                 Schwab Holdings, Inc.                             President and Chief Operating
                                                                                   Officer, Director

                                 Schwab International Holdings, Inc.               President and Chief Operating
                                                                                   Officer

                                 Charles Schwab Investment Management, Inc.        Director until October 2001

John Philip Coghlan              Charles Schwab & Co., Inc.                        Vice Chairman and President
Trustee                                                                            - Retail.  Prior to July 2002,
                                                                                   Mr.Coghlan was Vice
                                                                                   Chairman and Enterprise
                                                                                   President - Retirement Plan
                                                                                   Services and Services for
                                                                                   Investment Managers.

                                 The Charles Schwab Corporation                    Vice Chairman and Executive Vice
                                                                                   President

                                 Charles Schwab Investment Management, Inc.        Director

                                 The Charles Schwab Trust Company                  President, Chief Executive
                                                                                   Officer and Director

                                 Schwab Retirement Technologies, Inc. (formerly    Chairman and Director
                                 TrustMark, Inc.)

                                 Schwab Retirement Plan Services, Inc.             Chairman and Director

                                 Performance Technologies, Inc.                    Director


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------------
                                 Charles Schwab Asset Management (Ireland) Ltd.    Director until March 2002

                                 Charles Schwab Worldwide Funds PLC                Director until March 2002

Willie C. Bogan                  The Charles Schwab Corporation                    Assistant Corporate Secretary

                                 Charles Schwab & Co., Inc.                        Vice President and Assistant
                                                                                   Corporate Secretary

                                 Charles Schwab Investment Management, Inc.        Assistant Corporate Secretary

                                 The Charles Schwab Trust Company                  Assistant Corporate Secretary
                                                                                   until February 2000

Jeffrey M. Lyons                 Charles Schwab & Co., Inc.                        Executive Vice President, Asset
Trustee                                                                            Management Products & Services.
                                                                                   Prior to September 2001, Mr.
                                                                                   Lyons was Executive Vice
                                                                                   President, Mutual Funds.

Randall W. Merk                  Charles Schwab & Co., Inc.                        Executive Vice President.  Prior
President and Chief Executive                                                      to September 2002, Mr. Merk was
Officer                                                                            President and Chief Investment
                                                                                   Officer, American Century
                                                                                   Investment Management and
                                                                                   Director, American Century
                                                                                   Companies, Inc. (June 2001 to
                                                                                   August 2002); Chief Investment
                                                                                   Officer, Fixed Income, American
                                                                                   Century Companies, Inc. (January
                                                                                   1997 to June 2001).

                                 Charles Schwab Investment Management, Inc.        President and Chief Executive
                                                                                   Officer

Karen W. Chang                   Charles Schwab & Co., Inc.                        Enterprise President - General
                                                                                   Investor Services

Koji E. Felton,                  Charles Schwab Investment Management, Inc.        Senior Vice President, Chief
Secretary                                                                          Counsel and Assistant Corporate
                                                                                   Secretary


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------------
Christopher V. Dodds             Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Financial Officer

Carrie Dwyer                     Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Corporate Oversite and Corporate
                                                                                   Secretary

Lon Gorman                       Charles Schwab & Co., Inc.                        Vice Chairman and Enterprise
                                                                                   President - Capital Markets and
                                                                                   Trading

Daniel O. Leemon                 Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Business Strategy

Dawn G. Lepore                   Charles Schwab & Co., Inc.                        Vice Chairman - Technology and
                                                                                   Administration

Frederick E. Matteson            Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Smaller Portfolio Investors &
                                                                                   Core Initiative

Mary McLeod                      Charles Schwab & Co., Inc.                        Executive Vice President - Human
                                                                                   Resources

John P. McGonigle                Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Mutual Funds

Geoffrey J. Penney               Charles Schwab & Co., Inc.                        Executive Vice President and
                                                                                   Chief Information Officer

Gideon Sasson                    Charles Schwab & Co., Inc.                        Enterprise President - Brokerage
                                                                                   Operations

Maurisa Sommerfield              Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Operations

William Atwell                   Charles Schwab & Co., Inc.                        Executive Vice President -
                                                                                   Schwab Institutional and
                                                                                   International

Tai-Chin Tung,                   Charles Schwab Investment Management, Inc.        Senior Vice President and Chief
Treasurer and Principal                                                            Financial Officer
Financial Officer

                                 The Charles Schwab Trust Company                  Vice President


Part C

Name and Position
with Registrant                  Name of Company                                   Capacity
---------------------------------------------------------------------------------------------------------------------
                                 Charles Schwab Asset Management (Ireland)         Director
                                 Limited

                                 Charles Schwab Worldwide Funds PLC                Director

Stephen B. Ward,                 Charles Schwab Investment Management, Inc.        Director, Senior Vice President
Senior Vice President and                                                          and Chief Investment Officer
Chief Investment Officer
                                 The Charles Schwab Trust Company                  Chief Investment Officer


Item 27.  Principal Underwriters.

          (a) Schwab acts as principal underwriter and distributor of Registrant's shares. Schwab also acts as principal underwriter for the Charles Schwab Family of Funds, Schwab Investments, Schwab Annuity Portfolios and intends to act as such for any other investment company which Schwab may sponsor in the future.

          (b) See Item 26(b) for information on each director and/or senior or executive officer of Schwab. The principal business address of Schwab is 101 Montgomery Street, San Francisco, California 94104.

          (c) Not applicable.

Item 28.  Location of Accounts and Records.

          All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of Registrant; Registrant's investment adviser and administrator, Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's former sub-investment adviser, Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Suite 1100, Santa Monica, California 90401; Registrant's principal underwriter, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104; Registrant's custodian for the Schwab International Index Fund and the Schwab Small-Cap Index Fund, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, Registrant's custodian for the balance of the funds and fund accountants, PNC Bank, National Association/PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, New York 11201, and SEI Fund Resources, Oaks Pennsylvania 19456; Registrant's former custodians and fund accountants, Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02180; or Ropes & Gray, 1301 K Street, N.W., Suite 800 East, Washington, District of Columbia 20005.

Item 29.  Management Services.

          Not applicable.

Item 30.  Undertakings.

          Not applicable.

Part C

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for the effectiveness of this Post Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post Effective Amendment No. 50 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Philadelphia, Commonwealth of Pennsylvania, on the 21st day of February, 2003.

                                          SCHWAB CAPITAL TRUST

                                          Charles R. Schwab*
                                          ------------------
                                          Charles  R. Schwab, Chairman and
                                          Trustee

         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated this 21st day of February, 2003.

Signature                                        Title
---------                                        ------

Charles R. Schwab*                               Chairman and Trustee
-------------------
Charles R. Schwab

Randall W. Merk*                                 President and Chief
----------------                                 Executive Officer
Randall W. Merk

John Philip Coghlan*                             Trustee
---------------------
John Philip Coghlan

Jeff Lyons*                                      Trustee
-----------
Jeff Lyons

Mariann Byerwalter*                              Trustee
----------------------
Mariann Byerwalter

Donald F. Dorward*                               Trustee
-------------------
Donald F. Dorward

William A. Hasler*                               Trustee
----------------------
William A. Hasler

Robert G. Holmes*                                Trustee
--------------------
Robert G. Holmes

Gerald B. Smith*                                 Trustee
----------------------
Gerald B. Smith

Donald R. Stephens*                              Trustee
--------------------
Donald R. Stephens

Michael W. Wilsey*                               Trustee
-------------------
Michael W. Wilsey

Tai-Chin Tung*                                   Treasurer and Principal
--------------------                             Financial Officer
Tai-Chin Tung

*By: /s/ Timothy W. Levin
     --------------------
     Timothy W. Levin, Attorney-in-Fact
     Pursuant to Power of Attorney

                                  EXHIBIT INDEX


EXH. NO.          DOCUMENT
-------           --------
(d)(xviii)        Investment Advisory Contracts
(d)(xviv)         Investment Advisory Contracts
(g)(xxiii)        Custodian Agreements
(g)(xxiv)         Custodian Agreements
(i)               Legal Opinion
(j)               Other Opinion
(p)(i)            Power of Attorney
(p)(ii)           Power of Attorney
(p)(iii)          Power of Attorney
(p)(iv)           Power of Attorney
(p)(v)            Power of Attorney
(p)(vi)           Power of Attorney
(p)(vii)          Power of Attorney
(p)(viii)         Power of Attorney
(p)(ix)           Power of Attorney
(p)(x)            Power of Attorney
(p)(xi)           Power of Attorney
(p)(xii)          Power of Attorney
(q)(i)            Code of Ethics


Part C